UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21261

 Rydex ETF Trust

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee
Rydex ETF Trust
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code:  1-301-296-5100

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

10.31.2015

Guggenheim ETFs Annual Report

EWRM	Guggenheim Russell MidCap® Equal Weight ETF
EWRI	Guggenheim Russell 1000® Equal Weight ETF
EWRS	Guggenheim Russell 2000® Equal Weight ETF
EWEM	Guggenheim MSCI Emerging Markets Equal Country Weight ETF
RCD	Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF
RHS	Guggenheim S&P 500® Equal Weight Consumer Staples ETF
RYE	Guggenheim S&P 500® Equal Weight Energy ETF
RYF	Guggenheim S&P 500® Equal Weight Financials ETF
RYH	Guggenheim S&P 500® Equal Weight Health Care ETF
RGI	Guggenheim S&P 500® Equal Weight Industrials ETF
RTM	Guggenheim S&P 500® Equal Weight Materials ETF
EWRE	Guggenheim S&P 500® Equal Weight Real Estate ETF
RYT	Guggenheim S&P 500® Equal Weight Technology ETF
RYU	Guggenheim S&P 500® Equal Weight Utilities ETF

ETF1-ANN-1015x1016	guggenheiminvestments.com

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
FEES AND EXPENSES	5
MANAGER'S ANALYSIS	7
PORTFOLIO SUMMARY	8
SCHEDULES OF INVESTMENTS	36
STATEMENTS OF ASSETS AND LIABILITIES	95
STATEMENTS OF OPERATIONS	99
STATEMENTS OF CHANGES IN NET ASSETS	103
FINANCIAL HIGHLIGHTS	110
NOTES TO FINANCIAL STATEMENTS	124
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	135
OTHER INFORMATION	136
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	141
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	144

GUGGENHEIM ETFs ANNUAL REPORT | 1

October 31, 2015

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our exchange-traded funds (“ETFs”) for the 12-month period ended October 31, 2015.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview, which follows this letter, followed by the Manager’s Analysis for each ETF.

Sincerely,

Donald C. Cacciapaglia
President
November 30, 2015

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

ETFs may not be suitable for all investors. ● Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Most investors will also incur customary brokerage commissions when buying or selling shares of an ETF. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. ● ETF shares may trade below their net asset value per share (“NAV”). The NAV of shares will fluctuate with changes in the market value of an ETF’s holdings. In addition, there can be no assurance that an active trading market for shares will develop or be maintained. ● Tracking error risk refers to the risk that the Adviser may not be able to cause the ETF’s performance to match or correlate to that of the ETF’s underlying index, either on a daily or aggregate basis. Tracking error risk may cause the ETF’s performance to be less than you expect. Please review a prospectus carefully for more information of the risks associated with each ETF.

2 | GUGGENHEIM ETFs ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	October 31, 2015

At the end of the period, the U.S. economic expansion was continuing to mature, but remained strong. Central banks’ aversion to any downturn should support the rebound in risk assets that began after the market correction in the third quarter.

The U.S. Federal Open Market Committee’s resolution to remain on hold at its September meeting, due to volatility emanating from China, confirmed that global macroeconomic issues and market volatility can play a significant role in determining when policy tightening finally commences. Any bad news or setback in the global economy is likely to be met with a policy decision that will be supportive for credit and equity markets.

In Europe, European Central Bank (ECB) President Mario Draghi hinted strongly that additional monetary policy easing is on the way, as inflation remains well below the ECB’s 2% target and the growth outlook remains uncertain. In Japan, the central bank revised down inflation and growth forecasts, and signaled a willingness to expand its quantitative easing program further.

In the U.S., a decision to raise rates will be data dependent. Given the October employment report, December liftoff appears likely, unless there is some catastrophic event before then. A December hike should be taken as a sign that the U.S. Federal Reserve is sufficiently comfortable with the strength of the economy and the near-term outlook, which should be good news for investors.

As for the fundamentals of the U.S. economy, the data look encouraging. Underlying real GDP growth was actually stronger than the 1.5% preliminary estimate for the third quarter would suggest. This is because the U.S. was due for an inventory correction, and declining inventory investment shaved 1.4 percentage points off the headline growth figure. Consumer spending, which accounts for about two-thirds of U.S. demand, rose by 3.2%, indicating that consumer spending is strong heading into the holiday shopping season. Robust equity returns in October—the largest monthly gains in four years—also bode well for Christmas sales.

It would be premature to pop the champagne just yet. Slowing emerging market growth continues to weigh upon economic growth around the world, particularly in Europe. Meanwhile, the measure of New York Stock Exchange market breadth has failed to make new highs, or at least return to old highs, which would confirm sustainability of the equity market rally occurring at period end. This is okay for the moment, because equities have yet to quite reach their old highs either—at period end, the market remained a stone’s throw away from its peak in May—but breadth often leads the market, and over the coming months investors should keep a close eye on it.

For the 12-month period ended October 31, 2015, the return of the Standard & Poor’s 500® Index* (“S&P 500”) was 5.20%. The Barclays U.S. Aggregate Bond Index* returned 1.96% for the period, while the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* returned 0.02%. The MSCI World Index* returned 1.77%, while the MSCI Emerging Markets Index* returned -14.53%.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

GUGGENHEIM ETFs ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	October 31, 2015

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

Russell 1000® Equal Weight Index is an unmanaged equal-weighted version of the Russell 1000® Index, which is an unmanaged capitalization-weighted index representing the U.S. large-cap market. The Russell 1000® Equal Weight Index offers sector equal weight exposure by equally weighting the nine sectors within the Index and then equally weighting the securities within each sector. Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market.

Russell MidCap® Equal Weight Index is an unmanaged equal-weighted version of the Russell Midcap® Index, which is an unmanaged capitalization-weighted index representing the U.S. mid-cap market. The Russell Midcap Equal Weight Index offers sector equal weight exposure by equally weighting the nine sectors within the Index and then equally weighting the securities within each sector. Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 31% of the total market capitalization of the Russell 1000® Index.

Russell 2000® Equal Weight Index is an unmanaged equal-weighted version of the Russell 2000® Index, which is an unmanaged capitalization-weighted index representing the U.S. small-cap market. The Russell 2000® Equal Weight Index offers sector equal weight exposure by equally weighting the nine sectors within the Index and then equally weighting the securities within each sector. Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

MSCI Emerging Markets Equal Country Weighted Index captures large and mid-cap representation across 23 Emerging Market countries. The index represents an alternative weighting scheme to its market-cap weighted parent index, the MSCI Emerging Markets Index. The Index includes the same constituents as its parent index but applies an equal country weighting at each semi-annual index review date.

MSCI Emerging Markets Equal Weighted Index equally weights the securities in the MSCI Emerging Markets Index (the MSCI Emerging Markets cap-weighted index), which is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets. In the MSCI Emerging Markets Equal Weighted Index, each security has the same weight, which means that the weight of each security is set to unity of the rebalancing date.

S&P 500® Equal Weight Index Consumer Discretionary is an unmanaged equal weighted version of the S&P 500® Consumer Discretionary Index that consists of the common stocks of the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing that comprise the Consumer Discretionary sector of the S&P 500® Index.

S&P 500® Equal Weight Index Consumer Staples is an unmanaged equal weighted version of the S&P 500® Consumer Staples Index that consists of the common stocks of the following industries: food and drug retailing, beverages, food products, tobacco, household products and personal products that comprise the Consumer Staples sector of the S&P 500® Index.

S&P 500® Equal Weight Index Energy is an unmanaged equal weighted version of the S&P 500® Energy Index that consists of the common stocks of the following industries: oil and gas exploration, production, marketing, refining and/or transportation and energy equipment and services industries that comprise the Energy sector of the S&P 500® Index.

S&P 500® Equal Weight Index Financials is an unmanaged equal weighted version of the S&P 500® Financials Index that consists of the common stocks of the following industries: banks, diversified financials, brokerage, asset management insurance and real estate, including investment trusts that comprise the Financials sector of the S&P 500® Index.

S&P 500® Equal Weight Index Health Care is an unmanaged equal weighted version of the S&P 500® Health Care Index that consists of the common stocks of the following industries: health care equipment and supplies, health care providers and services, and biotechnology and pharmaceuticals that comprise the Health Care sector of the S&P 500® Index.

S&P 500® Equal Weight Index Industrials is an unmanaged equal weighted version of the S&P 500® Industrials Index that consists of the common stocks of the following industries: aerospace and defense, building products, construction and engineering, electrical equipment, conglomerates, machinery; commercial services and supplies, air freight and logistics, airlines, and marine, road and rail transportation infrastructure that comprise the 52 Industrials sector of the S&P 500® Index.

S&P 500® Equal Weight Index Materials is an unmanaged equal weighted version of the S&P 500® Materials Index that consists of the common stocks of the following industries: chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products that comprise the Materials sector of the S&P 500® Index.

S&P 500® Equal Weight Real Estate Index is an unmanaged equal weighted version of the S&P 500® Real Estate Index, which equally weights the index constituents in the S&P 500 that are currently classified in the Global Industry Classification Standard (GICS®) Real Estate Industry Group within the Financial Sector, excluding the mortgage REITs sub-industry. The Real Estate Industry Group will be elevated to the Real Estate Sector after the market close on August 31, 2016, raising the number of GICS Sectors to eleven.

S&P 500® Equal Weight Index Information Technology is an unmanaged equal weighted version of the S&P 500® Information Technology Index that consists of the common stocks of the following industries: Internet equipment, computers and peripherals, electronic equipment, office electronics and instruments, and semiconductor equipment and products that comprise the Information Technology sector of the S&P 500® Index.

S&P 500® Equal Weight Index Telecommunication Services & Utilities is an unmanaged equal weighted version of the S&P 500® Telecommunication Services Index and S&P 500® Utilities Index that consists of the common stocks of the following industries: electric utilities, gas utilities, multi-utilities and unregulated power and water utilities, telecommunication service companies, including fixed-line, cellular, wireless, high bandwidth and fiber-optic cable networks that comprise the Telecommunications Services and Utilities sectors of the S&P 500® Index.

4 | GUGGENHEIM ETFs ANNUAL REPORT

FEES AND EXPENSES (Unaudited)

Shareholder Expense Example

As a shareholder of the Rydex ETF Trust, you incur transaction costs such as creation and redemption fees or brokerage charges, and ongoing costs including advisory fees, trustee fees and, if applicable, distribution fees. All other Trust expenses are paid by the advisor. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example in the table is based on an investment of $1,000 invested on April 30, 2015 and held for the six months ended October 31, 2015.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

GUGGENHEIM ETFs ANNUAL REPORT | 5

FEES AND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value April 30, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim Russell MidCap® Equal Weight ETF	0.41%	(5.82%)	$ 1,000.00	$ 941.80	$ 2.01
Guggenheim Russell 1000® Equal Weight ETF	0.41%	(4.86%)	1,000.00	951.40	2.02
Guggenheim Russell 2000® Equal Weight ETF	0.41%	(8.17%)	1,000.00	918.30	1.98
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	0.66%	(17.93%)	1,000.00	820.70	3.03
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	0.40%	1.41%	1,000.00	1,014.10	2.03
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	0.40%	5.75%	1,000.00	1,057.50	2.07
Guggenheim S&P 500® Equal Weight Energy ETF	0.40%	(24.49%)	1,000.00	755.10	1.77
Guggenheim S&P 500® Equal Weight Financials ETF	0.40%	0.00%	1,000.00	1,000.00	2.02
Guggenheim S&P 500® Equal Weight Health Care ETF	0.40%	(1.64%)	1,000.00	983.60	2.00
Guggenheim S&P 500® Equal Weight Industrials ETF	0.40%	(3.56%)	1,000.00	964.40	1.98
Guggenheim S&P 500® Equal Weight Materials ETF	0.40%	(8.83%)	1,000.00	911.70	1.93
Guggenheim S&P 500® Equal Weight Real Estate ETF[4]	0.40%	1.61%	1,000.00	1,016.10	0.89
Guggenheim S&P 500® Equal Weight Technology ETF	0.40%	1.38%	1,000.00	1,013.80	2.03
Guggenheim S&P 500® Equal Weight Utilities ETF	0.40%	0.45%	1,000.00	1,004.50	2.02

Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim Russell MidCap® Equal Weight ETF	0.41%	5.00%	1,000.00	1,023.14	2.09
Guggenheim Russell 1000® Equal Weight ETF	0.41%	5.00%	1,000.00	1,023.14	2.09
Guggenheim Russell 2000® Equal Weight ETF	0.41%	5.00%	1,000.00	1,023.14	2.09
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	0.66%	5.00%	1,000.00	1,021.88	3.36
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Energy ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Financials ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Health Care ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Industrials ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Materials ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Real Estate ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Technology ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Utilities ETF	0.40%	5.00%	1,000.00	1,023.19	2.04

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period April 30, 2015 to October 31, 2015.
[4]	Since commencement of operations: August 12, 2015. Expenses paid based on actual fund return are calculated using 81 days from the commencement of operations.

6 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2015

GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

Guggenheim Russell MidCap® Equal Weight ETF (EWRM) returned -1.19% for the one-year period ended October 31, 2015, compared with the -1.02% return of the benchmark, the Russell Midcap® Equal Weight Index. The cap-weighted Russell Midcap® Index returned 2.77%. During the period, EWRM achieved over 99% correlation to its benchmark on a daily basis.

The Consumer Staples, Health Care, and Information Technology sectors contributed the most to the Fund’s return for the period. The sectors detracting the most from performance were Energy, Materials, and Industrials.

Top contributors to the Fund’s return included Rite Aid Corp., Flowers Foods, Inc., and Constellation Brands, Inc.—Class A. Top detractors included Keurig Green Mountain, Inc., Consol Energy, Inc., and Peabody Energy Corp.

Cumulative Fund Performance: December 3, 2010 – October 31, 2015

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015
	One Year	Three Year	Since Inception (12/03/10)
Guggenheim Russell MidCap® Equal Weight ETF	-1.19%	14.92%	11.96%
Russell MidCap Equal Weight Index	-1.02%	15.35%	12.38%
Russell MidCap Index	2.77%	16.61%	12.82%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 7

PORTFOLIO SUMMARY (Unaudited)	October 31, 2015

GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Rite Aid Corp.	0.3%
Mead Johnson Nutrition Co. — Class A	0.3%
Dr Pepper Snapple Group, Inc.	0.3%
Ingredion, Inc.	0.3%
Hormel Foods Corp.	0.3%
Molson Coors Brewing Co. — Class B	0.3%
Brown-Forman Corp. — Class B	0.3%
Energizer Holdings, Inc.	0.3%
Flowers Foods, Inc.	0.3%
Coca-Cola Enterprises, Inc.	0.3%
Top Ten Total	3.0%

“Ten Largest Holdings” exclude any temporary cash.

8 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2015

GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

Guggenheim Russell 1000® Equal Weight ETF (EWRI) returned -0.07% for the one-year period ended October 31, 2015, compared with the 0.14% return of the benchmark, the Russell 1000® Equal Weight Index. The cap-weighted Russell 1000® Index returned 4.86%. During the period, EWRI achieved over 99% correlation to its benchmark on a daily basis.

The Consumer Staples, Health Care, and Information Technology sectors contributed the most to the Fund’s return for the period. The sectors detracting the most from performance were Energy, Materials, and Industrials.

Top contributors to the Fund’s return included Kraft Heinz Co., Reynolds American, Inc., and Teco Energy, Inc. The leading detractors from performance were Keurig Green Mountain, Inc., Consol Energy, Inc., and U.S. Steel Corp.

Cumulative Fund Performance: December 3, 2010 – October 31, 2015

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015
	One Year	Three Year	Since Inception (12/03/10)
Guggenheim Russell 1000® Equal Weight ETF	-0.07%	15.17%	12.21%
Russell 1000 Equal Weight Index	0.14%	15.60%	12.64%
Russell 1000 Index	4.86%	16.28%	13.66%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 9

PORTFOLIO SUMMARY (Unaudited)	October 31, 2015

GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Rite Aid Corp.	0.2%
Mead Johnson Nutrition Co. — Class A	0.2%
Dr Pepper Snapple Group, Inc.	0.2%
Reynolds American, Inc.	0.2%
Level 3 Communications, Inc.	0.2%
Altria Group, Inc.	0.2%
Kimberly-Clark Corp.	0.2%
Philip Morris International, Inc.	0.2%
United States Cellular Corp.	0.2%
PepsiCo, Inc.	0.2%
Top Ten Total	2.0%

“Ten Largest Holdings” exclude any temporary cash.

10 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2015

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

Guggenheim Russell 2000® Equal Weight ETF (EWRS) returned -5.59% for the one-year period ended October 31, 2015, compared with the -5.39% return of the benchmark, the Russell 2000® Equal Weight Index. The cap-weighted Russell 2000® Index returned 0.34%. During the period, EWRS achieved over 99% correlation to its benchmark on a daily basis.

The Consumer Staples, Health Care, and Information Technology sectors contributed the most to the Fund’s return for the period. The sectors detracting the most from performance were Energy, Industrials, and Materials.

Top contributors to Fund return included Coca-Cola Bottling Co. Consolidated, Ingles Markets, Inc.—Class A, and John B. Sanfilippo & Son, Inc. Top detractors included Magnum Hunter Resources, Inc., Intelsat S.A., and ION Geophysical Corp.

Cumulative Fund Performance: December 3, 2010 – October 31, 2015

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015
	One Year	Three Year	Since Inception (12/03/10)
Guggenheim Russell 2000® Equal Weight ETF	-5.59%	10.97%	8.07%
Russell 2000 Equal Weight Index	-5.39%	11.32%	8.53%
Russell 2000 Index	0.34%	13.90%	10.62%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 11

PORTFOLIO SUMMARY (Unaudited)	October 31, 2015

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Natural Health Trends Corp.	0.4%
National Beverage Corp.	0.3%
Core-Mark Holding Company, Inc.	0.3%
John B Sanfilippo & Son, Inc.	0.3%
Diamond Foods, Inc.	0.3%
Lancaster Colony Corp.	0.3%
Seaboard Corp.	0.3%
Fresh Del Monte Produce, Inc.	0.3%
Ingles Markets, Inc. — Class A	0.3%
Chefs' Warehouse, Inc.	0.3%
Top Ten Total	3.1%

“Ten Largest Holdings” exclude any temporary cash.

12 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2015

GUGGENHEIM MSCI EMERGING MARKETS EQUAL COUNTRY WEIGHT ETF

Guggenheim MSCI Emerging Markets Equal Country Weight ETF (EWEM) returned -17.21% for the one-year period ended October 31, 2015. The primary benchmark for the Fund changed January 20, 2015, to the MSCI Emerging Markets Equal Country Weighted Index, from the MSCI Emerging Markets Equal Weighted Index.

The MSCI Emerging Markets Equal Country Weighted Blended Index returned -16.56% for the period, and the MSCI Emerging Markets Equal Weighted Index returned -14.91%. The MSCI Emerging Markets Index returned -14.53% for the period. Over the period, EWEM achieved over 99% correlation to the MSCI Emerging Markets Equal Country Weighted Index on a daily basis.

The Energy sector was the only sector that contributed to the Fund’s return for the period. The Health Care and Information Technology sectors detracted the least from the Fund’s return for the period. The sectors detracting the most from the Fund’s return were Financials, Telecommunication Services, and Materials.

Top contributors to the Fund’s return included ConocoPhillips, OTP Bank Nyrt, and Hanergy Thin Film Power Group Ltd. Top detractors included Credicorp Ltd., iShares MSCI Inda ETF, and Alpha Bank AE.

Cumulative Fund Performance: December 3, 2010 – October 31, 2015

Effective January 20, 2015, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmark is the MSCI Emerging Markets Equal Country Weighted Index. The Fund’s performance was previously compared to the MSCI Emerging Markets Equal Weighted Index. The MSCI Emerging Markets Equal Country Weighted Blended Index uses performance data for the MSCI Emerging Markets Equal Weighted Index from 12/03/10 to 01/19/15 and the MSCI Emerging Markets Equal Country Weighted Index from 01/20/15 to 10/31/15.

GUGGENHEIM ETFs ANNUAL REPORT | 13

MANAGER'S ANALYSIS (Unaudited)(concluded)	October 31, 2015

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015
	One Year	Three Year	Since Inception (12/03/10)
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	-17.21%	-4.32%	-5.62%
MSCI Emerging Markets Equal Country Weighted Blended Index	-16.56%	-3.02%	-3.80%
MSCI Emerging Markets Equal Country Weighted Index	N/A	N/A	N/A
MSCI Emerging Markets Equal Weighted Index	-14.91%	-2.41%	-3.42%
MSCI Emerging Markets Index	-14.53%	-2.87%	-3.15%

The MSCI Emerging Markets Equal Country Weighted Index incepted on 11/10/14. Therefore, the index returns for the time periods listed above are not available.

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

14 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2015

GUGGENHEIM MSCI EMERGING MARKETS EQUAL COUNTRY WEIGHT ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
iShares MSCI India ETF	4.3%
Commercial International Bank Egypt SAE GDR	3.0%
Credicorp Ltd.	2.9%
OTP Bank plc	2.1%
CEZ AS	1.9%
Komercni Banka AS	1.8%
Samsung Electronics Company Ltd. GDR	1.2%
Southern Copper Corp.	1.2%
Qatar National Bank SAQ	1.2%
Richter Gedeon Nyrt	1.2%
Top Ten Total	20.8%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 15

MANAGER'S ANALYSIS (Unaudited)	October 31, 2015

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF

For the one-year period ended October 31, 2015, Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF (RCD) returned 10.35%, compared to its benchmark, the S&P 500® Equal Weight Index Consumer Discretionary, which returned 10.76%. RCD achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor’s 500® Index was 5.20%.

The Specialty Retail, Internet & Catalog Retail, and Media industries were the largest contributors to the Fund’s return. The Automobiles industry contributed the least to the Fund’s return. The industries for Textiles and for Apparel & Luxury Goods detracted the most from the Fund’s return, followed by the Distributors industry.

Netflix, Inc., Amazon.com. Inc., and Cablevision Systems Corp.—Class A contributed the most to the Fund’s return. Wynn Resorts Ltd., Michael Kors Holdings Ltd., and Fossil Group, Inc. detracted the most from the Fund’s return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2015

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	10.35%	19.34%	17.78%	9.38%
S&P 500 Equal Weight Index Consumer Discretionary	10.76%	19.88%	18.39%	9.88%
S&P 500 Index	5.20%	16.20%	14.33%	7.03%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

16 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2015

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
TripAdvisor, Inc.	1.4%
Amazon.com, Inc.	1.3%
TEGNA, Inc.	1.3%
NIKE, Inc. — Class B	1.3%
Cablevision Systems Corp. — Class A	1.3%
Interpublic Group of Companies, Inc.	1.3%
Expedia, Inc.	1.3%
General Motors Co.	1.3%
McDonald's Corp.	1.3%
Scripps Networks Interactive, Inc. — Class A	1.3%
Top Ten Total	13.1%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 17

MANAGER'S ANALYSIS (Unaudited)	October 31, 2015

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER STAPLES ETF

For the one-year period ended October 31, 2015, Guggenheim S&P 500® Equal Weight Consumer Staples ETF (RHS) returned 12.95%. For the same period, its benchmark, the S&P 500® Equal Weight Index Consumer Staples, returned 13.43%. RHS achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor’s 500® Index was 5.20%.

The Beverages, Food Products, and Tobacco industries were the largest contributors to the Fund’s return. The Personal Products industry was the only detractor. The Household Products and Food & Staples Retailing industries contributed the least to the Fund’s return.

Kraft Heinz Co., Reynolds American, Inc., and Constellation Brands, Inc.—Class A contributed the most to the Fund’s return. Keurig Green Mountain, Inc., Wal-Mart Stores, Inc., and Avon Products, Inc. contributed the least.

Cumulative Fund Performance: November 1, 2006 – October 31, 2015

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	12.95%	20.23%	17.40%	12.05%
S&P 500 Equal Weight Index Consumer Staples	13.43%	20.82%	18.05%	12.67%
S&P 500 Index	5.20%	16.20%	14.33%	7.03%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

18 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2015

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER STAPLES ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Molson Coors Brewing Co. — Class B	3.2%
Dr Pepper Snapple Group, Inc.	3.0%
Kimberly-Clark Corp.	2.9%
Altria Group, Inc.	2.9%
Reynolds American, Inc.	2.9%
Costco Wholesale Corp.	2.9%
Procter & Gamble Co.	2.9%
PepsiCo, Inc.	2.8%
Philip Morris International, Inc.	2.8%
Coca-Cola Co.	2.8%
Top Ten Total	29.1%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 19

MANAGER'S ANALYSIS (Unaudited)	October 31, 2015

GUGGENHEIM S&P 500® EQUAL WEIGHT ENERGY ETF

For the one-year period ended October 31, 2015, Guggenheim S&P 500® Equal Weight Energy ETF (RYE) returned -27.93%. For the same period, its benchmark, the S&P 500® Equal Weight Index Energy, returned -27.95%. RYE achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor’s 500® Index was 5.20%.

The Oil & Gas Refining & Marketing industry was the only contributor to the Fund’s return. The Integrated Oil & Gas; and Oil & Gas Equipment & Services industries detracted the least from the Fund’s return. The largest detractors from the Fund’s return were the industries for Oil & Gas Exploration & Production; Oil & Gas Drilling; and Oil & Gas Storage & Transportation.

Tesoro Corp., Newfield Exploration Co., and Valero Energy Corp. contributed the most to the Fund’s return. Consol Energy, Inc., Southwestern Energy Co., and Chesapeake Energy Corp. detracted the most from the Fund’s return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2015

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Energy ETF	-27.93%	-3.77%	1.48%	2.66%
S&P 500 Equal Weight Index Energy	-27.95%	-3.49%	1.88%	3.16%
S&P 500 Index	5.20%	16.20%	14.33%	7.03%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

20 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2015

GUGGENHEIM S&P 500® EQUAL WEIGHT ENERGY ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Marathon Oil Corp.	2.9%
Chevron Corp.	2.9%
Newfield Exploration Co.	2.8%
Apache Corp.	2.8%
Pioneer Natural Resources Co.	2.8%
Noble Energy, Inc.	2.8%
Helmerich & Payne, Inc.	2.8%
Exxon Mobil Corp.	2.8%
ConocoPhillips	2.7%
Tesoro Corp.	2.7%
Top Ten Total	28.0%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 21

MANAGER'S ANALYSIS (Unaudited)	October 31, 2015

GUGGENHEIM S&P 500® EQUAL WEIGHT FINANCIALS ETF

For the one-year period ended October 31, 2015, Guggenheim S&P 500® Equal Weight Financials ETF (RYF) returned 3.04%. For the same period, its benchmark, the S&P 500® Equal Weight Index Financials, returned 3.41%. RYF achieved a daily correlation of over 99% to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor’s 500® Index was 5.20%.

The Real Estate Investment Trusts (REITs), Insurance, and Diversified Financial Services industries were the largest contributors to the Fund’s return. The Thrifts & Mortgage Finance contributed the least to the Fund’s return. The industries detracting the most from return were Consumer Finance and Capital Markets.

Nasdaq, Inc., Chubb Corp., and E*Trade Financial Corp. were the largest contributors to the Fund’s return. Genworth Financial, Inc.—Class A, Franklin Resources, Inc., and Navient Corp. were the largest detractors from the Fund’s return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2015

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Financials ETF	3.04%	17.30%	13.49%	0.74%
S&P 500 Equal Weight Index Financials	3.41%	17.84%	14.06%	1.51%
S&P 500 Index	5.20%	16.20%	14.33%	7.03%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

22 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2015

GUGGENHEIM S&P 500® EQUAL WEIGHT FINANCIALS ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
BlackRock, Inc. — Class A	1.3%
Kimco Realty Corp.	1.3%
General Growth Properties, Inc.	1.3%
Prologis, Inc.	1.2%
American Tower Corp. — Class A	1.2%
Macerich Co.	1.2%
CBRE Group, Inc. — Class A	1.2%
Travelers Companies, Inc.	1.2%
Vornado Realty Trust	1.2%
Public Storage	1.2%
Top Ten Total	12.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

GUGGENHEIM ETFs ANNUAL REPORT | 23

MANAGER'S ANALYSIS (Unaudited)	October 31, 2015

GUGGENHEIM S&P 500® EQUAL WEIGHT HEALTH CARE ETF

For the one-year period ended October 31, 2015, Guggenheim S&P 500® Equal Weight Health Care ETF (RYH) returned 9.61%. For the same period, its benchmark, the S&P 500® Equal Weight Index Health Care, returned 10.10%. RYH achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor’s 500® Index was 5.20%.

The Health Care Equipment & Supplies; Health Care Providers & Services; and Pharmaceuticals industries were the largest contributors to the Fund’s return. No industry detracted, but the industries contributing the least to the Fund’s return were Health Care Technology, Life Sciences Tools & Services, and Biotechnology.

Hospira, Inc., Boston Scientific Corp., and Aetna, Inc., were the largest contributors to the Fund’s return. Tenet Healthcare Corp., Endo International Plc, and Mallinckrodt Plc were the largest detractors from the Fund’s return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2015

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Health Care ETF	9.61%	25.62%	21.08%	13.73%
S&P 500 Equal Weight Index Health Care	10.10%	26.26%	21.70%	14.54%
S&P 500 Index	5.20%	16.20%	14.33%	7.03%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

24 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2015

GUGGENHEIM S&P 500® EQUAL WEIGHT HEALTH CARE ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
DENTSPLY International, Inc.	2.1%
Edwards Lifesciences Corp.	2.1%
Henry Schein, Inc.	2.1%
Bristol-Myers Squibb Co.	2.0%
Johnson & Johnson	2.0%
Boston Scientific Corp.	2.0%
PerkinElmer, Inc.	2.0%
Thermo Fisher Scientific, Inc.	1.9%
Cerner Corp.	1.9%
Medtronic plc	1.9%
Top Ten Total	20.0%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 25

MANAGER'S ANALYSIS (Unaudited)	October 31, 2015

GUGGENHEIM S&P 500® EQUAL WEIGHT INDUSTRIALS ETF

For the one-year period ended October 31, 2015, Guggenheim S&P 500® Equal Weight Industrials ETF (RGI) returned -1.78% compared to its benchmark S&P 500® Equal Weight Index Industrials, which returned -1.44%. RGI achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor’s 500® Index was 5.20%.

The Aerospace & Defense, Airlines, and Building Products industries contributed the most to the Fund’s return. The largest detractors were the Machinery, Road & Rail, and Construction & Engineering industries.

Masco Corp., Southwest Airlines Co., and Pall Corp. contributed the most to the Fund’s return. Joy Global, Inc., Quanta Services, Inc., and Kansas City Southern detracted the most from the Fund’s return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2015

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Industrials ETF	-1.78%	16.03%	13.23%	8.32%
S&P 500 Equal Weight Index Industrials	-1.44%	16.55%	13.79%	8.88%
S&P 500 Index	5.20%	16.20%	14.33%	7.03%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

26 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2015

GUGGENHEIM S&P 500® EQUAL WEIGHT INDUSTRIALS ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Southwest Airlines Co.	1.8%
L-3 Communications Holdings, Inc.	1.7%
Roper Technologies, Inc.	1.7%
General Electric Co.	1.7%
Xylem, Inc.	1.6%
Northrop Grumman Corp.	1.6%
3M Co.	1.6%
Raytheon Co.	1.6%
Illinois Tool Works, Inc.	1.6%
Boeing Co.	1.6%
Top Ten Total	16.5%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 27

MANAGER'S ANALYSIS (Unaudited)	October 31, 2015

GUGGENHEIM S&P 500® EQUAL WEIGHT MATERIALS ETF

For the one-year period ended October 31, 2015, Guggenheim S&P 500® Equal Weight Materials ETF (RTM) returned -1.44% compared with the -0.94% return of the benchmark, the S&P 500® Equal Weight Index Materials. RTM achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor’s 500® Index was 5.20%.

The Construction Materials and Containers & Packaging industries were the only contributors to the Fund’s return. The Chemicals industry was the smallest detractor from the Fund’s return. The industries detracting the most from return were Metals & Mining, Paper & Forest Products, and Chemicals.

Vulcan Materials Co., Avery Dennison Corp., and Martin Marietta Materials, Inc., contributed the most to the Fund’s return. Freeport-McMoRan, Inc., Alcoa, Inc., and Allegheny Technologies, Inc. detracted the most from the Fund’s return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2015

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Materials ETF	-1.44%	11.36%	8.53%	7.66%
S&P 500 Equal Weight Index Materials	-0.94%	11.89%	9.05%	8.36%
S&P 500 Index	5.20%	16.20%	14.33%	7.03%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

28 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2015

GUGGENHEIM S&P 500® EQUAL WEIGHT MATERIALS ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
EI du Pont de Nemours & Co.	4.5%
Newmont Mining Corp.	4.1%
Dow Chemical Co.	4.1%
LyondellBasell Industries N.V. — Class A	3.8%
Avery Dennison Corp.	3.8%
Ecolab, Inc.	3.8%
International Flavors & Fragrances, Inc.	3.7%
PPG Industries, Inc.	3.7%
Owens-Illinois, Inc.	3.7%
Praxair, Inc.	3.7%
Top Ten Total	38.9%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 29

MANAGER'S ANALYSIS (Unaudited)	October 31, 2015

GUGGENHEIM S&P 500® EQUAL WEIGHT REAL ESTATE ETF

For the abbreviated period ended October 31, 2015, Guggenheim S&P 500® Equal Weight Real Estate ETF (EWRE) returned 1.61%, compared with its benchmark, the S&P 500® Equal Weight Real Estate Index, which returned 1.69%. The Fund’s inception date was August 12, 2015.

The return of the cap-weighted Standard & Poor’s 500® Index for the period from inception through October 31, 2015, was 0.10%.

The Retail REITs (Real Estate Investment Trusts), Specialized REITS, and Office REITs were the largest contributors to the Fund’s return. Health Care REITs detracted the most from the Fund’s return, followed by Hotel & Resorts REITs and the Real Estate Services segment.

Equinix, Inc., Public Storage, and Kimco Realty Corp. contributed the most to the Fund’s return. Ventas, Inc., Host Hotels & Resorts, Inc., and HCP, Inc. detracted the most from the Fund’s return.

Cumulative Fund Performance: August 12, 2015 – October 31, 2015

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015
Since Inception (08/12/15)
Guggenheim S&P 500® Equal Weight Real Estate ETF	1.61%
S&P 500 Equal Weight Real Estate Index	1.69%
S&P 500 Index	0.10%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

30 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2015

GUGGENHEIM S&P 500® EQUAL WEIGHT REAL ESTATE ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Kimco Realty Corp.	4.3%
General Growth Properties, Inc.	4.3%
Prologis, Inc.	4.3%
American Tower Corp. — Class A	4.3%
Macerich Co.	4.3%
CBRE Group, Inc. — Class A	4.2%
Public Storage	4.2%
Vornado Realty Trust	4.2%
SL Green Realty Corp.	4.2%
Simon Property Group, Inc.	4.2%
Top Ten Total	42.5%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 31

MANAGER'S ANALYSIS (Unaudited)	October 31, 2015

GUGGENHEIM S&P 500® EQUAL WEIGHT TECHNOLOGY ETF

For the one-year period ended October 31, 2015, Guggenheim S&P 500® Equal Weight Technology ETF (RYT) returned 8.30% compared with its benchmark, the S&P 500® Equal Weight Index Information Technology, which returned 8.72%. RYT achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor’s 500® Index was 5.20%.

The Software, IT Services, and Semiconductors & Semiconductor Equipment industries were the largest contributors to the Fund’s return. Real Estate Investment Trusts industry contributed the least. Technology Hardware Storage & Peripherals industry detracted the most from the Fund’s return, followed by the Electronic Equipment Instruments & Components industry.

Electronic Arts, Inc., Altera Corp., and Total System Services, Inc., contributed the most to the Fund’s return. Micron Technology, Inc., Qorvo, Inc., and Seagate Technology Plc detracted the most from the Fund’s return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2015

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Technology ETF	8.30%	23.17%	13.94%	8.34%
S&P 500 Equal Weight Index Information Technology	8.72%	23.73%	14.50%	8.89%
S&P 500 Index	5.20%	16.20%	14.33%	7.03%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

32 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2015

GUGGENHEIM S&P 500® EQUAL WEIGHT TECHNOLOGY ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
SanDisk Corp.	1.9%
KLA-Tencor Corp.	1.8%
NVIDIA Corp.	1.7%
Juniper Networks, Inc.	1.7%
Microsoft Corp.	1.7%
Texas Instruments, Inc.	1.6%
Autodesk, Inc.	1.6%
Activision Blizzard, Inc.	1.6%
Alliance Data Systems Corp.	1.6%
First Solar, Inc.	1.6%
Top Ten Total	16.8%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 33

MANAGER'S ANALYSIS (Unaudited)	October 31, 2015

GUGGENHEIM S&P 500® EQUAL WEIGHT UTILITIES ETF

For the one-year period ended October 31, 2015, Guggenheim S&P 500® Equal Weight Utilities ETF (RYU) returned -0.56% while its benchmark, the S&P 500® Equal Weight Telecommunication Services & Utilities Index, returned -0.22%. RYU had a 96% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor’s 500® Index was 5.20%.

The industries for Multi-Utilities and Gas Utilities were the only contributors to the Fund’s return. The Independent Power & Renewable Electricity Producers industry was the largest detractor from the Fund’s return, followed by the Diversified Telecommunication Services industry and the Electric Utilities industry.

Teco Energy, Inc., AGL Resources, Inc., and NiSource, Inc. contributed the most to the Fund’s return. NRG Energy, Inc., CenturyLink, Inc., and Exelon Corp. detracted the most from the Fund’s return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2015

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Utilities ETF	-0.56%	10.59%	11.79%	7.04%
S&P 500 Equal Weight Index Telecommunication Services & Utilitities	-0.22%	11.08%	12.36%	7.60%
S&P 500 Index	5.20%	16.20%	14.33%	7.03%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

34 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2015

GUGGENHEIM S&P 500® EQUAL WEIGHT UTILITIES ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
PPL Corp.	3.2%
Pepco Holdings, Inc.	3.2%
NiSource, Inc.	3.2%
SCANA Corp.	3.2%
Sempra Energy	3.2%
Level 3 Communications, Inc.	3.1%
Ameren Corp.	3.1%
Eversource Energy	3.1%
CMS Energy Corp.	3.1%
PG&E Corp.	3.1%
Top Ten Total	31.5%

“Ten Largest Holdings” exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS	October 31, 2015
GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	Shares	Value

COMMON STOCKS† - 99.8%

Consumer, Non-cyclical - 22.6%
Mead Johnson Nutrition Co. — Class A	5,472	$448,704
Dr Pepper Snapple Group, Inc.	5,004	447,208
Ingredion, Inc.	4,486	426,439
Hormel Foods Corp.	6,293	425,092
Molson Coors Brewing Co. — Class B	4,756	419,004
Brown-Forman Corp. — Class B	3,930	417,287
Flowers Foods, Inc.	15,409	416,043
Coca-Cola Enterprises, Inc.	8,047	413,133
Clorox Co.	3,368	410,694
Herbalife Ltd.*	7,310	409,652
Edgewell Personal Care Co.	4,800	406,608
Constellation Brands, Inc. — Class A	3,015	406,422
Sysco Corp.	9,851	406,354
Kellogg Co.	5,738	404,644
Spectrum Brands Holdings, Inc.	4,206	403,145
JM Smucker Co.	3,423	401,826
Bunge Ltd.	5,501	401,353
Tyson Foods, Inc. — Class A	9,032	400,660
McCormick & Company, Inc.	4,691	393,950
Church & Dwight Company, Inc.	4,571	393,517
Monster Beverage Corp.*	2,873	391,647
Pinnacle Foods, Inc.	8,796	387,728
Campbell Soup Co.	7,576	384,785
ConAgra Foods, Inc.	9,424	382,143
Whole Foods Market, Inc.	12,541	375,728
Hershey Co.	4,229	375,070
Blue Buffalo Pet Products, Inc.*	20,622	369,959
Sprouts Farmers Market, Inc.*	18,112	369,123
Hain Celestial Group, Inc.*	7,289	363,357
WhiteWave Foods Co. — Class A*	8,820	361,444
Keurig Green Mountain, Inc.	7,050	357,788
Pilgrim’s Pride Corp.	18,612	353,442
Juno Therapeutics, Inc.*	5,047	261,232
DENTSPLY International, Inc.	3,877	235,915
Alkermes plc*	3,267	234,963
Henry Schein, Inc.*	1,536	233,028
Align Technology, Inc.*	3,553	232,579
Edwards Lifesciences Corp.*	1,466	230,382
ResMed, Inc.	3,984	229,518
Boston Scientific Corp.*	12,342	225,612
Sirona Dental Systems, Inc.*	2,056	224,371
Zimmer Biomet Holdings, Inc.	2,132	222,943
Incyte Corp.*	1,888	221,897
Isis Pharmaceuticals, Inc.*	4,577	220,383
Laboratory Corporation of America Holdings*	1,782	218,722
BioMarin Pharmaceutical, Inc.*	1,852	216,758
Bruker Corp.*	11,799	216,748
DaVita HealthCare Partners, Inc.*	2,785	215,865
VWR Corp.*	7,839	215,651
Patterson Companies, Inc.	4,544	215,386
United Therapeutics Corp.*	1,465	214,813
Quest Diagnostics, Inc.	3,125	212,344
Seattle Genetics, Inc.*	5,117	212,304
Intuitive Surgical, Inc.*	423	210,062
Varian Medical Systems, Inc.*	2,674	209,989
OPKO Health, Inc.*	22,169	209,497
Bio-Rad Laboratories, Inc. — Class A*	1,491	207,965
Alnylam Pharmaceuticals, Inc.*	2,404	206,624
Teleflex, Inc.	1,549	206,017
Health Net, Inc.*	3,196	205,375
Jazz Pharmaceuticals plc*	1,493	204,959
Cooper Companies, Inc.	1,343	204,619
Centene Corp.*	3,434	204,254
Zoetis, Inc.	4,735	203,652
Medivation, Inc.*	4,834	203,318
VCA, Inc.*	3,706	202,978
Puma Biotechnology, Inc.*	2,455	202,341
Charles River Laboratories International, Inc.*	3,081	201,004
St. Jude Medical, Inc.	3,104	198,066
Perrigo Company plc	1,251	197,333
Premier, Inc. — Class A*	5,818	196,707
Hologic, Inc.*	5,033	195,582
Bio-Techne Corp.	2,216	195,451
AmerisourceBergen Corp. — Class A	2,017	194,661
CR Bard, Inc.	1,042	194,177
Mallinckrodt plc*	2,941	193,135
Hill-Rom Holdings, Inc.	3,658	192,740
LifePoint Health, Inc.*	2,760	190,108
Alere, Inc.*	4,108	189,461
Universal Health Services, Inc. — Class B	1,548	188,995
QIAGEN N.V.*	7,802	188,574
Intercept Pharmaceuticals, Inc.*	1,185	186,282
IDEXX Laboratories, Inc.*	2,701	185,343
DexCom, Inc.*	2,186	182,138
Agios Pharmaceuticals, Inc.*	2,492	181,567
Acadia Healthcare Company, Inc.*	2,860	175,633
Endo International plc*	2,924	175,411
Quintiles Transnational Holdings, Inc.*	2,744	174,656
MEDNAX, Inc.*	2,468	173,920
Brookdale Senior Living, Inc. — Class A*	8,250	172,508
Intrexon Corp.*	5,117	171,931
Akorn, Inc.*	6,279	167,900
Gartner, Inc.*	1,737	157,494
Sabre Corp.	5,366	157,331
Tenet Healthcare Corp.*	4,967	155,815
Bluebird Bio, Inc.*	2,009	154,954
United Rentals, Inc.*	2,040	152,714
CoStar Group, Inc.*	748	151,896
RR Donnelley & Sons Co.	8,720	147,106
Avery Dennison Corp.	2,258	146,702
Envision Healthcare Holdings, Inc.*	5,139	144,920
ManpowerGroup, Inc.	1,542	141,525
Booz Allen Hamilton Holding Corp.	4,715	138,904
ADT Corp.	4,173	137,876

36 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	Shares	Value

Robert Half International, Inc.	2,531	$133,282
Macquarie Infrastructure Corp.	1,670	132,849
Cintas Corp.	1,426	132,746
Towers Watson & Co. — Class A	1,068	131,962
Community Health Systems, Inc.*	4,523	126,825
Rollins, Inc.	4,648	124,659
Verisk Analytics, Inc. — Class A*	1,709	122,381
Avon Products, Inc.	28,562	115,105
Live Nation Entertainment, Inc.*	4,085	111,439
Avis Budget Group, Inc.*	2,190	109,369
Hertz Global Holdings, Inc.*	5,542	108,069
Coty, Inc. — Class A	3,667	106,160
Quanta Services, Inc.*	5,214	104,854
ServiceMaster Global Holdings, Inc.*	2,937	104,704
KAR Auction Services, Inc.	2,722	104,525
Service Corporation International	3,576	101,058
H&R Block, Inc.	2,686	100,080
Aramark	3,164	96,027
Graham Holdings Co. — Class B	171	94,472
Global Payments, Inc.	585	79,800
Total System Services, Inc.	1,460	76,577
SEI Investments Co.	1,435	74,362
Vantiv, Inc. — Class A*	1,477	74,072
Equifax, Inc.	695	74,066
Western Union Co.	3,793	73,015
McGraw Hill Financial, Inc.	775	71,796
TransUnion*	2,702	69,468
WEX, Inc.*	769	69,141
Morningstar, Inc.	833	68,398
FleetCor Technologies, Inc.*	458	66,346
Moody’s Corp.	688	66,158
Aaron’s, Inc.	2,587	63,821
Total Consumer, Non-cyclical		29,855,119

Industrial - 14.5%
Energizer Holdings, Inc.	9,725	416,522
Acuity Brands, Inc.	1,312	286,803
SunPower Corp. — Class A*	10,676	286,544
Timken Co.	8,524	269,358
Bemis Company, Inc.	5,833	267,035
Crown Holdings, Inc.*	4,979	264,086
Sonoco Products Co.	6,126	261,519
Ingersoll-Rand plc	4,399	260,684
Lennox International, Inc.	1,954	259,511
AptarGroup, Inc.	3,525	259,299
Packaging Corporation of America	3,768	257,920
Valmont Industries, Inc.	2,371	257,111
Masco Corp.	8,821	255,809
Ball Corp.	3,669	251,327
Graphic Packaging Holding Co.	17,226	243,920
Vulcan Materials Co.	2,510	242,416
Sealed Air Corp.	4,926	241,965
WestRock Co.	4,447	239,071
Hexcel Corp.	5,128	237,529
Owens Corning	5,189	236,255
Owens-Illinois, Inc.*	10,937	235,692
Silgan Holdings, Inc.	4,517	229,780
PerkinElmer, Inc.	4,399	227,165
Armstrong World Industries, Inc.*	4,556	226,069
Martin Marietta Materials, Inc.	1,449	224,812
Agilent Technologies, Inc.	5,810	219,386
Golar LNG Ltd.	7,323	212,440
Eagle Materials, Inc.	3,167	209,117
USG Corp.*	8,306	195,772
Trimble Navigation Ltd.*	7,917	180,112
SBA Communications Corp. — Class A*	1,419	168,890
Cognex Corp.	4,414	165,967
Avnet, Inc.	3,624	164,638
Harris Corp.	2,076	164,274
Amphenol Corp. — Class A	2,961	160,545
Jabil Circuit, Inc.	6,851	157,436
L-3 Communications Holdings, Inc.	1,228	155,219
Arrow Electronics, Inc.*	2,820	155,072
Roper Technologies, Inc.	831	154,857
ITT Corp.	3,800	150,404
Terex Corp.	7,465	149,748
Orbital ATK, Inc.	1,748	149,664
Nordson Corp.	2,056	146,469
Hubbell, Inc. — Class B	1,506	145,856
Oshkosh Corp.	3,544	145,623
Flowserve Corp.	3,141	145,617
Huntington Ingalls Industries, Inc.	1,212	145,367
Fluor Corp.	3,040	145,342
Kennametal, Inc.	5,163	145,184
KBR, Inc.	7,858	144,901
AO Smith Corp.	1,886	144,883
Joy Global, Inc.	8,389	144,123
Trinity Industries, Inc.	5,317	143,931
Crane Co.	2,733	143,865
National Instruments Corp.	4,720	143,818
Waste Connections, Inc.	2,637	143,664
Xylem, Inc.	3,945	143,637
Lincoln Electric Holdings, Inc.	2,399	143,484
AECOM*	4,848	142,871
Mettler-Toledo International, Inc.*	459	142,744
Genesee & Wyoming, Inc. — Class A*	2,121	142,319
BWX Technologies, Inc.	5,026	142,235
Graco, Inc.	1,927	141,442
IDEX Corp.	1,842	141,392
Textron, Inc.	3,347	141,143
Chicago Bridge & Iron Company N.V.	3,137	140,757
Regal Beloit Corp.	2,205	140,657
Allegion plc	2,156	140,507
Dover Corp.	2,171	139,878
Waters Corp.*	1,094	139,813
Rockwell Automation, Inc.	1,277	139,397
Parker-Hannifin Corp.	1,326	138,832

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	Shares	Value

Middleby Corp.*	1,186	$138,691
Triumph Group, Inc.	2,971	138,389
Snap-on, Inc.	834	138,352
Stanley Black & Decker, Inc.	1,303	138,092
Rockwell Collins, Inc.	1,591	137,971
Pentair plc	2,464	137,787
Jacobs Engineering Group, Inc.*	3,428	137,600
Keysight Technologies, Inc.*	4,130	136,620
Donaldson Company, Inc.	4,513	136,293
Expeditors International of Washington, Inc.	2,736	136,226
Kirby Corp.*	2,082	135,934
Spirit AeroSystems Holdings, Inc. — Class A*	2,571	135,595
Tyco International plc	3,716	135,411
AGCO Corp.	2,791	135,056
AMETEK, Inc.	2,462	134,967
Republic Services, Inc. — Class A	3,080	134,719
B/E Aerospace, Inc.	2,859	134,230
Clean Harbors, Inc.*	2,856	132,775
J.B. Hunt Transport Services, Inc.	1,737	132,655
Teekay Corp.	4,118	132,311
CH Robinson Worldwide, Inc.	1,869	129,671
Manitowoc Company, Inc.	8,449	129,270
Old Dominion Freight Line, Inc.*	2,084	129,083
GATX Corp.	2,742	128,052
Zebra Technologies Corp. — Class A*	1,641	126,193
Babcock & Wilcox Enterprises, Inc.*	7,426	126,093
TransDigm Group, Inc.*	572	125,754
FLIR Systems, Inc.	4,645	123,882
Ryder System, Inc.	1,690	121,308
Landstar System, Inc.	1,901	119,839
Wabtec Corp.	1,439	119,250
Covanta Holding Corp.	7,070	118,493
SPX FLOW, Inc.*	3,463	117,396
Carlisle Companies, Inc.	1,345	117,015
Kansas City Southern	1,407	116,443
Colfax Corp.*	4,210	113,502
TopBuild Corp.*	3,979	111,929
Stericycle, Inc.*	915	111,054
Gentex Corp.	6,573	107,731
Fitbit, Inc. — Class A*	2,620	106,215
Fortune Brands Home & Security, Inc.	1,963	102,724
AMERCO	243	98,733
Garmin Ltd.	2,780	98,607
GoPro, Inc. — Class A*	3,049	76,225
SPX Corp.	2,591	31,740
Total Industrial		19,167,370

Energy - 11.1%
California Resources Corp.	80,745	326,209
Denbury Resources, Inc.	83,457	295,438
First Solar, Inc.*	5,166	294,823
QEP Resources, Inc.	18,288	282,732
Kosmos Energy Ltd.*	40,593	276,844
Noble Corporation plc	20,463	275,636
Rowan Companies plc — Class A	13,798	271,544
Newfield Exploration Co.*	6,717	269,956
PBF Energy, Inc. — Class A	7,920	269,280
Helmerich & Payne, Inc.	4,750	267,283
Weatherford International plc*	25,709	263,260
Laredo Petroleum, Inc.*	22,916	263,076
Continental Resources, Inc.*	7,740	262,463
Marathon Oil Corp.	14,201	261,014
Energen Corp.	4,470	259,931
Cimarex Energy Co.	2,195	259,142
Murphy Oil Corp.	9,037	256,922
Concho Resources, Inc.*	2,215	256,741
Ensco plc — Class A	15,436	256,701
Noble Energy, Inc.	7,076	253,604
RPC, Inc.	22,776	251,219
Pioneer Natural Resources Co.	1,828	250,692
Hess Corp.	4,450	250,135
TerraForm Power, Inc. — Class A	13,672	249,514
Diamondback Energy, Inc.*	3,360	248,102
Antero Resources Corp.*	10,393	244,963
Columbia Pipeline Group, Inc.	11,778	244,629
Diamond Offshore Drilling, Inc.	12,195	242,437
Cobalt International Energy, Inc.*	31,547	241,965
CVR Energy, Inc.	5,431	241,462
Frank’s International N.V.	13,929	239,022
Whiting Petroleum Corp.*	13,857	238,756
Patterson-UTI Energy, Inc.	16,010	238,389
Cameron International Corp.*	3,490	237,355
Targa Resources Corp.	4,142	236,715
Oceaneering International, Inc.	5,607	235,606
Tesoro Corp.	2,203	235,567
NOW, Inc.*	14,210	234,607
SM Energy Co.	7,023	234,217
Seadrill Ltd.*	36,192	234,162
EP Energy Corp. — Class A*	42,361	233,409
Superior Energy Services, Inc.	16,422	232,536
FMC Technologies, Inc.*	6,813	230,484
Cheniere Energy, Inc.*	4,612	228,386
WPX Energy, Inc.*	33,234	227,985
National Oilwell Varco, Inc.	5,972	224,786
Nabors Industries Ltd.	22,367	224,565
Dril-Quip, Inc.*	3,640	224,078
HollyFrontier Corp.	4,495	220,120
Memorial Resource Development Corp.*	12,433	219,940
Gulfport Energy Corp.*	7,212	219,750
Chesapeake Energy Corp.	30,266	215,797
ONEOK, Inc.	6,356	215,596
Equities Corp.	3,212	212,217
Cabot Oil & Gas Corp. — Class A	9,390	203,857
Range Resources Corp.	6,393	194,603
Rice Energy, Inc.*	12,558	191,635
Southwestern Energy Co.*	17,218	190,087
SolarCity Corp.*	5,412	160,466

38 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	Shares	Value

CONSOL Energy, Inc.	21,424	$142,684
SunEdison, Inc.*	17,635	128,736
Murphy USA, Inc.*	1,763	108,195
Total Energy		14,702,025

Consumer, Cyclical - 10.7%
Rite Aid Corp.*	57,561	453,581
Nu Skin Enterprises, Inc. — Class A	9,498	362,919
GNC Holdings, Inc. — Class A	9,353	278,252
World Fuel Services Corp.	6,170	274,318
Scotts Miracle-Gro Co. — Class A	3,868	255,907
Fastenal Co.	6,292	246,394
Watsco, Inc.	1,867	229,697
Ingram Micro, Inc. — Class A	5,599	166,738
Dolby Laboratories, Inc. — Class A	4,774	165,514
Copa Holdings S.A. — Class A	3,161	159,695
Southwest Airlines Co.	3,363	155,673
Allison Transmission Holdings, Inc.	4,889	140,314
United Continental Holdings, Inc.*	2,311	139,376
Copart, Inc.*	3,746	135,643
Toro Co.	1,797	135,260
MSC Industrial Direct Company, Inc. — Class A	2,060	129,306
PACCAR, Inc.	2,425	127,676
WESCO International, Inc.*	2,590	126,729
WW Grainger, Inc.	599	125,790
HD Supply Holdings, Inc.*	4,183	124,612
JetBlue Airways Corp.*	4,805	119,356
Alaska Air Group, Inc.	1,563	119,179
Wynn Resorts Ltd.	1,693	118,425
Tupperware Brands Corp.	1,969	115,915
Lear Corp.	925	115,680
MGM Resorts International*	4,987	115,649
Starwood Hotels & Resorts Worldwide, Inc.	1,439	114,932
Harman International Industries, Inc.	1,042	114,578
Extended Stay America, Inc.	5,855	112,416
Delphi Automotive plc	1,336	111,142
GameStop Corp. — Class A	2,403	110,706
Six Flags Entertainment Corp.	2,126	110,637
Marriott International, Inc. — Class A	1,438	110,410
Brunswick Corp.	2,047	110,149
Mattel, Inc.	4,445	109,259
Wyndham Worldwide Corp.	1,340	109,009
Advance Auto Parts, Inc.	549	108,938
Goodyear Tire & Rubber Co.	3,315	108,865
Leggett & Platt, Inc.	2,409	108,477
Tractor Supply Co.	1,173	108,373
Coach, Inc.	3,460	107,951
Office Depot, Inc.*	14,158	107,884
Cinemark Holdings, Inc.	3,036	107,595
Regal Entertainment Group — Class A	5,549	107,540
Hanesbrands, Inc.	3,358	107,254
Choice Hotels International, Inc.	2,050	107,236
WABCO Holdings, Inc.*	955	107,180
Visteon Corp.*	978	106,670
Genuine Parts Co.	1,173	106,461
O’Reilly Automotive, Inc.*	384	106,084
Hilton Worldwide Holdings, Inc.	4,237	105,883
BorgWarner, Inc.	2,463	105,466
AutoNation, Inc.*	1,659	104,832
Signet Jewelers Ltd.	693	104,602
Royal Caribbean Cruises Ltd.	1,062	104,448
Tiffany & Co.	1,264	104,204
CST Brands, Inc.	2,883	103,586
Staples, Inc.	7,965	103,465
Thor Industries, Inc.	1,909	103,239
Hyatt Hotels Corp. — Class A*	2,045	103,068
L Brands, Inc.	1,073	102,986
Whirlpool Corp.	642	102,810
AutoZone, Inc.*	131	102,758
Norwegian Cruise Line Holdings Ltd.*	1,597	101,601
Ross Stores, Inc.	2,008	101,565
NVR, Inc.*	62	101,541
Wendy’s Co.	11,072	101,419
Newell Rubbermaid, Inc.	2,383	101,111
Hasbro, Inc.	1,315	101,031
Liberty Interactive Corporation QVC Group — Class A*	3,687	100,913
Ralph Lauren Corp. — Class A	910	100,801
LKQ Corp.*	3,382	100,141
Ulta Salon Cosmetics & Fragrance, Inc.*	573	99,679
Tempur Sealy International, Inc.*	1,273	99,090
Lions Gate Entertainment Corp.	2,540	98,984
Mohawk Industries, Inc.*	505	98,728
Toll Brothers, Inc.*	2,733	98,306
Bed Bath & Beyond, Inc.*	1,648	98,270
Lennar Corp. — Class A	1,953	97,787
Vista Outdoor, Inc.*	2,185	97,713
Penske Automotive Group, Inc.	2,000	97,680
Spirit Airlines, Inc.*	2,629	97,588
Michaels Companies, Inc.*	4,165	97,378
CarMax, Inc.*	1,649	97,307
Dillard’s, Inc. — Class A	1,086	97,176
International Game Technology plc	5,925	96,104
Macy’s, Inc.	1,876	95,638
Sally Beauty Holdings, Inc.*	4,065	95,568
Carter’s, Inc.	1,051	95,515
Kohl’s Corp.	2,066	95,284
Urban Outfitters, Inc.*	3,324	95,066
JC Penney Company, Inc.*	10,276	94,230
Fossil Group, Inc.*	1,730	94,129
Sears Holdings Corp.*	3,994	93,340
Williams-Sonoma, Inc.	1,265	93,294
DR Horton, Inc.	3,161	93,060
Dollar General Corp.	1,373	93,048
Best Buy Company, Inc.	2,651	92,865
lululemon athletica, Inc.*	1,874	92,145

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	Shares	Value

Dollar Tree, Inc.*	1,406	$92,079
Domino’s Pizza, Inc.	859	91,630
DSW, Inc. — Class A	3,671	91,555
Kate Spade & Co.*	5,090	91,467
PulteGroup, Inc.	4,937	90,495
Harley-Davidson, Inc.	1,829	90,444
Panera Bread Co. — Class A*	507	89,927
Michael Kors Holdings Ltd.*	2,324	89,799
Dick’s Sporting Goods, Inc.	2,003	89,234
Under Armour, Inc. — Class A*	934	88,805
Polaris Industries, Inc.	785	88,187
Nordstrom, Inc.	1,350	88,034
Foot Locker, Inc.	1,277	86,517
Chipotle Mexican Grill, Inc. — Class A*	135	86,431
Darden Restaurants, Inc.	1,392	86,151
The Gap, Inc.	3,163	86,097
Jarden Corp.*	1,921	86,061
PVH Corp.	940	85,493
Brinker International, Inc.	1,871	85,149
Madison Square Garden Co. — Class A*	466	83,181
Dunkin’ Brands Group, Inc.	1,989	82,364
Cabela’s, Inc.*	2,087	81,748
Gaming and Leisure Properties, Inc.	2,262	65,983
Skechers U.S.A., Inc. — Class A*	2,085	65,052
Total Consumer, Cyclical		14,175,669

Financial - 9.9%
Air Lease Corp. — Class A	3,890	131,132
Outfront Media, Inc.	4,530	106,954
Lamar Advertising Co. — Class A	1,859	104,904
Digital Realty Trust, Inc.	1,080	79,877
CBRE Group, Inc. — Class A*	2,122	79,108
Alliance Data Systems Corp.*	266	79,084
Old Republic International Corp.	4,372	78,871
General Growth Properties, Inc.	2,718	78,686
Jones Lang LaSalle, Inc.	466	77,687
BioMed Realty Trust, Inc.	3,305	77,371
Taubman Centers, Inc.	1,001	77,057
Lincoln National Corp.	1,439	77,001
American Campus Communities, Inc.	1,895	76,880
Kimco Realty Corp.	2,864	76,670
Regency Centers Corp.	1,128	76,659
Brandywine Realty Trust	5,662	76,437
Cincinnati Financial Corp.	1,269	76,432
Prologis, Inc.	1,787	76,359
Spirit Realty Capital, Inc.	7,491	76,259
Vornado Realty Trust	758	76,217
Raymond James Financial, Inc.	1,382	76,162
AmTrust Financial Services, Inc.	1,113	75,928
Macerich Co.	896	75,927
Piedmont Office Realty Trust, Inc. — Class A	3,915	75,873
Brixmor Property Group, Inc.	2,953	75,656
T. Rowe Price Group, Inc.	999	75,544
Forest City Enterprises, Inc. — Class A*	3,415	75,471
Weingarten Realty Investors	2,109	75,418
DDR Corp.	4,488	75,398
Ameriprise Financial, Inc.	653	75,330
Liberty Property Trust	2,207	75,082
Corporate Office Properties Trust	3,259	74,957
Crown Castle International Corp.	877	74,948
Unum Group	2,158	74,775
Duke Realty Corp.	3,609	74,706
Boston Properties, Inc.	593	74,629
SL Green Realty Corp.	629	74,612
Healthcare Trust of America, Inc. — Class A	2,835	74,589
Federated Investors, Inc. — Class B	2,426	74,550
Weyerhaeuser Co.	2,539	74,469
Columbia Property Trust, Inc.	2,997	74,445
E*TRADE Financial Corp.*	2,610	74,411
SunTrust Banks, Inc.	1,792	74,405
WP Carey, Inc.	1,173	74,333
Signature Bank*	499	74,311
Erie Indemnity Co. — Class A	848	74,166
Apartment Investment & Management Co. — Class A	1,892	74,147
Eaton Vance Corp.	2,053	74,134
Retail Properties of America, Inc. — Class A	4,934	73,862
Associated Banc-Corp.	3,816	73,801
Markel Corp.*	85	73,780
Waddell & Reed Financial, Inc. — Class A	1,993	73,621
Federal Realty Investment Trust	513	73,610
Nasdaq, Inc.	1,271	73,578
Assured Guaranty Ltd.	2,680	73,539
Synovus Financial Corp.	2,324	73,509
Intercontinental Exchange, Inc.	291	73,448
TD Ameritrade Holding Corp.	2,130	73,421
Cullen/Frost Bankers, Inc.	1,072	73,368
BOK Financial Corp.	1,092	73,361
Progressive Corp.	2,214	73,350
Equity Commonwealth*	2,554	73,325
Paramount Group, Inc.	4,122	73,248
Navient Corp.	5,552	73,231
Citizens Financial Group, Inc.	3,007	73,070
Tanger Factory Outlet Centers, Inc.	2,089	73,011
Affiliated Managers Group, Inc.*	405	73,005
Alleghany Corp.*	147	72,952
Mercury General Corp.	1,350	72,914
Artisan Partners Asset Management, Inc. — Class A	1,902	72,752
Empire State Realty Trust, Inc. — Class A	4,079	72,688
LendingClub Corp.*	5,111	72,474
Hanover Insurance Group, Inc.	860	72,455
National Retail Properties, Inc.	1,906	72,428
ProAssurance Corp.	1,366	72,343
CNA Financial Corp.	1,978	72,316
Host Hotels & Resorts, Inc.	4,172	72,301
CIT Group, Inc.	1,681	72,283

40 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	Shares	Value

Huntington Bancshares, Inc.	6,585	$72,237
Apple Hospitality REIT, Inc.	3,658	72,136
Equinix, Inc.	243	72,093
Principal Financial Group, Inc.	1,437	72,080
East West Bancorp, Inc.	1,784	72,055
Douglas Emmett, Inc.	2,356	71,976
Bank of Hawaii Corp.	1,099	71,963
Arthur J Gallagher & Co.	1,645	71,936
First Republic Bank	1,101	71,906
PacWest Bancorp	1,596	71,884
VEREIT, Inc.	8,700	71,862
Aspen Insurance Holdings Ltd.	1,477	71,796
Hudson City Bancorp, Inc.	7,092	71,771
Invesco Ltd.	2,163	71,747
American National Insurance Co.	694	71,676
Aon plc	768	71,662
Hospitality Properties Trust	2,668	71,609
LPL Financial Holdings, Inc.	1,680	71,568
Mid-America Apartment Communities, Inc.	840	71,560
Howard Hughes Corp.*	579	71,553
Legg Mason, Inc.	1,598	71,511
CoreLogic, Inc.*	1,833	71,450
Realty Income Corp.	1,444	71,420
Voya Financial, Inc.	1,760	71,403
Brown & Brown, Inc.	2,208	71,252
Realogy Holdings Corp.*	1,821	71,201
Regions Financial Corp.	7,607	71,125
Equity LifeStyle Properties, Inc.	1,175	71,064
City National Corp.	793	71,053
Assurant, Inc.	870	70,931
RenaissanceRe Holdings Ltd.	647	70,931
Plum Creek Timber Company, Inc.	1,741	70,928
American Homes 4 Rent — Class A	4,298	70,917
Everest Re Group Ltd.	398	70,832
Endurance Specialty Holdings Ltd.	1,122	70,832
Springleaf Holdings, Inc.*	1,508	70,740
American Financial Group, Inc.	979	70,674
Extra Space Storage, Inc.	891	70,603
Zions Bancorporation	2,451	70,515
Alexandria Real Estate Equities, Inc.	785	70,446
Northern Trust Corp.	1,000	70,390
XL Group plc — Class A	1,848	70,372
Camden Property Trust	953	70,322
Arch Capital Group Ltd.*	939	70,322
White Mountains Insurance Group Ltd.	89	70,310
People’s United Financial, Inc.	4,405	70,260
Rayonier, Inc.	3,098	70,170
Loews Corp.	1,920	70,003
Interactive Brokers Group, Inc. — Class A	1,701	69,979
Comerica, Inc.	1,611	69,917
Torchmark Corp.	1,204	69,844
AvalonBay Communities, Inc.	399	69,757
TCF Financial Corp.	4,529	69,701
BankUnited, Inc.	1,874	69,675
Essex Property Trust, Inc.	316	69,659
WR Berkley Corp.	1,246	69,564
SVB Financial Group*	569	69,458
Commerce Bancshares, Inc.	1,522	69,327
Iron Mountain, Inc.	2,261	69,277
UDR, Inc.	2,010	69,265
Post Properties, Inc.	1,159	69,239
Hartford Financial Services Group, Inc.	1,495	69,159
Communications Sales & Leasing, Inc.	3,438	69,069
Kilroy Realty Corp.	1,047	68,934
First Horizon National Corp.	4,861	68,929
TFS Financial Corp.	3,916	68,765
CBOE Holdings, Inc.	1,022	68,515
Reinsurance Group of America, Inc. — Class A	759	68,492
Synchrony Financial*	2,226	68,472
CBL & Associates Properties, Inc.	4,692	68,409
Fifth Third Bancorp	3,587	68,332
StanCorp Financial Group, Inc.	595	68,258
PartnerRe Ltd.	491	68,249
M&T Bank Corp.	569	68,195
Care Capital Properties, Inc.	2,069	68,174
MFA Financial, Inc.	9,825	67,990
First Niagara Financial Group, Inc.	6,555	67,844
Lazard Ltd. — Class A	1,463	67,766
Popular, Inc.	2,286	67,597
Chimera Investment Corp.	4,793	67,485
Omega Healthcare Investors, Inc.	1,944	67,107
HCP, Inc.	1,799	66,923
Axis Capital Holdings Ltd.	1,235	66,690
WP GLIMCHER, Inc.	5,728	66,559
Validus Holdings Ltd.	1,502	66,539
Welltower, Inc.	1,021	66,232
Ally Financial, Inc.*	3,324	66,214
Annaly Capital Management, Inc.	6,629	65,959
FNF Group	1,860	65,621
Allied World Assurance Company Holdings AG	1,803	65,557
Genworth Financial, Inc. — Class A*	13,954	65,305
Ventas, Inc.	1,214	65,216
KeyCorp	5,233	64,994
Starwood Property Trust, Inc.	3,226	64,810
Senior Housing Properties Trust	4,248	64,527
Corrections Corporation of America	2,250	64,125
NorthStar Asset Management Group, Inc.	4,375	64,006
American Capital Agency Corp.	3,562	63,510
SLM Corp.*	8,983	63,420
Credit Acceptance Corp.*	335	63,345
New York Community Bancorp, Inc.	3,745	61,867
Two Harbors Investment Corp.	7,278	61,572
NorthStar Realty Finance Corp.	5,096	61,203
Santander Consumer USA Holdings, Inc.*	3,192	57,488
Total Financial		13,122,197

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	Shares	Value

Utilities - 9.3%
MDU Resources Group, Inc.	19,269	$363,414
Pepco Holdings, Inc.	13,513	359,852
Vectren Corp.	7,834	356,211
AES Corp.	32,153	352,076
SCANA Corp.	5,920	350,582
Atmos Energy Corp.	5,554	349,901
Sempra Energy	3,409	349,116
Aqua America, Inc.	12,149	347,462
Questar Corp.	16,723	345,330
Calpine Corp.*	22,239	344,926
PPL Corp.	10,017	344,585
UGI Corp.	9,328	342,058
NiSource, Inc.	17,841	341,834
Ameren Corp.	7,742	338,171
Entergy Corp.	4,958	337,937
National Fuel Gas Co.	6,432	337,873
OGE Energy Corp.	11,830	337,273
Great Plains Energy, Inc.	12,200	335,500
American Water Works Company, Inc.	5,834	334,638
CMS Energy Corp.	9,261	334,044
Westar Energy, Inc.	8,410	333,877
Eversource Energy	6,551	333,708
CenterPoint Energy, Inc.	17,901	332,064
Hawaiian Electric Industries, Inc.	11,336	331,691
DTE Energy Co.	4,040	329,624
AGL Resources, Inc.	5,261	328,813
Xcel Energy, Inc.	9,173	326,834
TECO Energy, Inc.	12,089	326,403
Alliant Energy Corp.	5,524	326,026
WEC Energy Group, Inc.	6,278	323,694
Public Service Enterprise Group, Inc.	7,832	323,383
FirstEnergy Corp.	10,317	321,890
Pinnacle West Capital Corp.	5,042	320,217
Consolidated Edison, Inc.	4,833	317,770
ITC Holdings Corp.	9,534	311,952
Edison International	5,138	310,952
NRG Energy, Inc.	21,250	273,913
Total Utilities		12,375,594

Technology - 9.1%
athenahealth, Inc.*	1,489	226,999
SanDisk Corp.	2,947	226,919
Cerner Corp.*	3,291	218,160
SolarWinds, Inc.*	3,751	217,671
Allscripts Healthcare Solutions, Inc.*	15,472	217,536
Veeva Systems, Inc. — Class A*	8,325	211,206
KLA-Tencor Corp.	3,084	206,998
Maxim Integrated Products, Inc.	4,611	188,959
Leidos Holdings, Inc.	3,553	186,781
Lam Research Corp.	2,376	181,978
Cypress Semiconductor Corp.*	17,112	180,360
NVIDIA Corp.	6,349	180,120
ON Semiconductor Corp.*	16,066	176,726
Autodesk, Inc.*	3,192	176,166
Microchip Technology, Inc.	3,607	174,182
Linear Technology Corp.	3,890	172,794
VeriFone Systems, Inc.*	5,721	172,432
NetApp, Inc.	5,069	172,346
Applied Materials, Inc.	10,268	172,194
DST Systems, Inc.	1,406	171,743
NCR Corp.*	6,442	171,357
Citrix Systems, Inc.*	2,084	171,095
Xilinx, Inc.	3,575	170,242
Teradyne, Inc.	8,655	168,946
ServiceNow, Inc.*	2,058	168,035
Black Knight Financial Services, Inc. — Class A*	4,648	167,468
King Digital Entertainment plc	11,187	167,358
Ultimate Software Group, Inc.*	817	166,954
Intuit, Inc.	1,705	166,118
Analog Devices, Inc.	2,754	165,570
Inovalon Holdings, Inc. — Class A*	7,142	164,623
IPG Photonics Corp.*	1,982	163,753
PTC, Inc.*	4,611	163,414
Workday, Inc. — Class A*	2,066	163,152
Computer Sciences Corp.	2,445	162,813
Red Hat, Inc.*	2,056	162,650
Activision Blizzard, Inc.	4,675	162,503
Synopsys, Inc.*	3,203	160,086
Cadence Design Systems, Inc.*	7,153	158,940
ANSYS, Inc.*	1,667	158,882
Cree, Inc.*	6,259	157,664
SS&C Technologies Holdings, Inc.	2,121	157,271
Altera Corp.	2,982	156,704
Amdocs Ltd.	2,614	155,716
Electronic Arts, Inc.*	2,157	155,455
Nuance Communications, Inc.*	9,003	152,781
Zynga, Inc. — Class A*	64,061	151,825
CA, Inc.	5,478	151,795
Tableau Software, Inc. — Class A*	1,807	151,716
CDK Global, Inc.	2,994	149,071
Solera Holdings, Inc.	2,711	148,183
Brocade Communications Systems, Inc.	14,150	147,443
NetSuite, Inc.*	1,727	146,916
Teradata Corp.*	5,198	146,116
Lexmark International, Inc. — Class A	4,489	145,848
Western Digital Corp.	2,128	142,193
Atmel Corp.	18,691	142,052
Rackspace Hosting, Inc.*	5,482	141,710
Paychex, Inc.	2,743	141,484
Qorvo, Inc.*	3,144	138,116
Genpact Ltd.*	5,562	137,826
Freescale Semiconductor Ltd.*	4,113	137,744
IHS, Inc. — Class A*	1,147	137,112
IMS Health Holdings, Inc.*	4,895	133,242
Skyworks Solutions, Inc.	1,708	131,926

42 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	Shares	Value

Marvell Technology Group Ltd.	16,066	$131,902
Pitney Bowes, Inc.	6,367	131,479
Akamai Technologies, Inc.*	2,125	129,243
Lumentum Holdings, Inc.*	8,828	126,594
3D Systems Corp.*	12,318	123,919
Xerox Corp.	12,709	119,338
Fortinet, Inc.*	3,323	114,178
MSCI, Inc. — Class A	1,126	75,442
Jack Henry & Associates, Inc.	972	75,174
Dun & Bradstreet Corp.	659	75,040
Fiserv, Inc.*	772	74,506
Broadridge Financial Solutions, Inc.	1,226	73,045
Fidelity National Information Services, Inc.	995	72,555
Total Technology		12,116,553

Basic Materials - 6.3%
Freeport-McMoRan, Inc.	23,571	277,431
Albemarle Corp.	5,118	273,915
FMC Corp.	6,704	272,920
Celanese Corp. — Class A	3,821	271,482
Newmont Mining Corp.	13,924	270,961
Sherwin-Williams Co.	1,015	270,832
Westlake Chemical Corp.	4,361	262,837
Domtar Corp.	6,267	258,451
Cabot Corp.	7,183	258,157
Valspar Corp.	3,170	256,612
International Paper Co.	5,969	254,817
Nucor Corp.	5,998	253,715
International Flavors & Fragrances, Inc.	2,185	253,591
CF Industries Holdings, Inc.	4,982	252,936
Reliance Steel & Aluminum Co.	4,206	252,192
Eastman Chemical Co.	3,469	250,358
United States Steel Corp.	21,408	250,045
Steel Dynamics, Inc.	13,391	247,332
RPM International, Inc.	5,383	246,057
NewMarket Corp.	624	245,694
Airgas, Inc.	2,545	244,727
Axalta Coating Systems Ltd.*	8,840	244,249
Mosaic Co.	7,187	242,849
WR Grace & Co.*	2,410	241,723
Compass Minerals International, Inc.	2,917	236,977
Ashland, Inc.	2,153	236,227
Cytec Industries, Inc.	3,133	233,158
Tahoe Resources, Inc.	27,865	232,673
Royal Gold, Inc.	4,841	231,593
Sigma-Aldrich Corp.	1,655	231,237
Alcoa, Inc.	25,468	227,429
Allegheny Technologies, Inc.	15,217	223,690
Huntsman Corp.	16,606	218,701
Platform Specialty Products Corp.*	16,465	171,895
Total Basic Materials		8,397,463

Communications - 6.2%
Level 3 Communications, Inc.*	7,357	374,839
United States Cellular Corp.*	9,113	371,264
Telephone & Data Systems, Inc.	12,476	357,313
CenturyLink, Inc.	12,628	356,236
Sprint Corp.*	74,476	352,271
Frontier Communications Corp.	64,049	329,212
Zayo Group Holdings, Inc.*	12,289	326,027
LinkedIn Corp. — Class A*	773	186,192
Juniper Networks, Inc.	5,930	186,143
VeriSign, Inc.*	2,163	174,338
Twitter, Inc.*	5,927	168,682
CDW Corp.	3,676	164,280
Viavi Solutions, Inc.*	27,156	161,578
CommScope Holding Company, Inc.*	4,960	160,853
ARRIS Group, Inc.*	5,674	160,347
GoDaddy, Inc. — Class A*	5,828	160,153
EchoStar Corp. — Class A*	3,482	156,098
Groupon, Inc. — Class A*	41,755	154,912
Symantec Corp.	7,468	153,841
Arista Networks, Inc.*	2,360	152,244
Motorola Solutions, Inc.	2,166	151,555
Yelp, Inc. — Class A*	6,762	150,455
IAC/InterActiveCorp	2,240	150,102
Splunk, Inc.*	2,620	147,139
F5 Networks, Inc.*	1,306	143,921
Palo Alto Networks, Inc.*	829	133,469
TripAdvisor, Inc.*	1,519	127,262
FireEye, Inc.*	4,594	120,133
Scripps Networks Interactive, Inc. — Class A	1,987	119,379
News Corp. — Class A	7,729	119,027
Interpublic Group of Companies, Inc.	5,105	117,058
TEGNA, Inc.	4,322	116,867
HomeAway, Inc.*	3,664	115,636
Omnicom Group, Inc.	1,499	112,305
Tribune Media Co. — Class A	2,735	110,303
Liberty Media Corp. — Class C*	2,814	110,168
Expedia, Inc.	805	109,722
Sirius XM Holdings, Inc.*	25,931	105,798
Liberty Ventures*	2,406	104,829
Discovery Communications, Inc. — Class A*	3,500	103,040
John Wiley & Sons, Inc. — Class A	1,968	102,985
Charter Communications, Inc. — Class A*	537	102,534
Nielsen Holdings plc	2,108	100,151
Cable One, Inc.	231	100,125
Liberty Broadband Corp. — Class C*	1,854	99,690
AMC Networks, Inc. — Class A*	1,326	97,978
Clear Channel Outdoor Holdings, Inc. — Class A*	12,864	96,223
Cablevision Systems Corp. — Class A	2,928	95,424
Starz — Class A*	2,536	84,981
Zillow Group, Inc. — Class A*	2,430	74,868
FactSet Research Systems, Inc.	423	74,076

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2015
GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	Shares	Value

Zillow Group, Inc. — Class C*	2,476	$68,560
Pandora Media, Inc.*	4,723	54,362
MSG Networks, Inc. — Class A*	1,399	28,707
Total Communications		8,255,655

Diversified - 0.1%
Leucadia National Corp.	3,472	69,475

Total Common Stocks
(Cost $126,708,797)		132,237,120

SHORT TERM INVESTMENTS† - 0.2%
Federated U.S. Treasury Cash Reserve Fund 0.00%[1]	262,059	262,059
Total Short Term Investments
(Cost $262,059)		262,059

Total Investments - 100.0%
(Cost $126,970,856)		$132,499,179
Other Assets & Liabilities, net - 0.0%		32,410
Total Net Assets - 100.0%		$132,531,589

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of October 31, 2015.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's net assets at October 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$132,237,120	$—	$—	$132,237,120
Short Term Investments	262,059	—	—	262,059
Total	$132,499,179	$—	$—	$132,499,179

For the year ended October 31, 2015, there were no transfers between levels.

44 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2015
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

COMMON STOCKS† - 99.8%

Consumer, Non-cyclical - 22.6%
Mead Johnson Nutrition Co. — Class A	2,080	$170,560
Dr Pepper Snapple Group, Inc.	1,902	169,983
Reynolds American, Inc.	3,461	167,236
Altria Group, Inc.	2,715	164,176
Kimberly-Clark Corp.	1,369	163,883
Philip Morris International, Inc.	1,846	163,186
PepsiCo, Inc.	1,592	162,686
Ingredion, Inc.	1,705	162,076
Hormel Foods Corp.	2,392	161,579
Mondelez International, Inc. — Class A	3,477	160,498
Archer-Daniels-Midland Co.	3,515	160,495
Molson Coors Brewing Co. — Class B	1,809	159,373
Coca-Cola Co.	3,755	159,024
Brown-Forman Corp. — Class B	1,494	158,633
Kraft Heinz Co.	2,029	158,201
Flowers Foods, Inc.	5,859	158,193
Coca-Cola Enterprises, Inc.	3,059	157,049
Colgate-Palmolive Co.	2,357	156,388
Procter & Gamble Co.	2,047	156,350
Clorox Co.	1,281	156,205
Kroger Co.	4,121	155,774
Herbalife Ltd.*	2,779	155,735
Edgewell Personal Care Co.	1,825	154,596
Sysco Corp.	3,746	154,523
Constellation Brands, Inc. — Class A	1,145	154,346
Kellogg Co.	2,182	153,875
Spectrum Brands Holdings, Inc.	1,599	153,264
JM Smucker Co.	1,301	152,724
Bunge Ltd.	2,092	152,632
Tyson Foods, Inc. — Class A	3,433	152,288
General Mills, Inc.	2,592	150,621
McCormick & Company, Inc.	1,783	149,736
Church & Dwight Company, Inc.	1,738	149,624
Monster Beverage Corp.*	1,092	148,861
Pinnacle Foods, Inc.	3,345	147,448
Campbell Soup Co.	2,881	146,326
ConAgra Foods, Inc.	3,582	145,250
Whole Foods Market, Inc.	4,785	143,359
Hershey Co.	1,608	142,614
Blue Buffalo Pet Products, Inc.*	7,839	140,632
Sprouts Farmers Market, Inc.*	6,885	140,316
Hain Celestial Group, Inc.*	2,770	138,085
WhiteWave Foods Co. — Class A*	3,352	137,365
Keurig Green Mountain, Inc.	2,679	135,959
Pilgrim’s Pride Corp.	7,098	134,791
Juno Therapeutics, Inc.*	1,866	96,585
Vertex Pharmaceuticals, Inc.*	720	89,814
Alexion Pharmaceuticals, Inc.*	499	87,824
DENTSPLY International, Inc.	1,434	87,259
Alkermes plc*	1,207	86,806
Henry Schein, Inc.*	567	86,019
Align Technology, Inc.*	1,314	86,014
Edwards Lifesciences Corp.*	541	85,018
Amgen, Inc.	536	84,784
Regeneron Pharmaceuticals, Inc.*	152	84,723
ResMed, Inc.	1,467	84,514
Celgene Corp.*	686	84,179
Boston Scientific Corp.*	4,562	83,393
Sirona Dental Systems, Inc.*	760	82,939
Allergan plc*	268	82,670
Medtronic plc	1,118	82,643
Johnson & Johnson	818	82,643
Zimmer Biomet Holdings, Inc.	788	82,401
Incyte Corp.*	698	82,036
Merck & Company, Inc.	1,500	81,990
Bristol-Myers Squibb Co.	1,240	81,778
Abbott Laboratories	1,821	81,581
Isis Pharmaceuticals, Inc.*	1,693	81,518
Laboratory Corporation of America Holdings*	658	80,763
Baxter International, Inc.	2,159	80,725
Gilead Sciences, Inc.	742	80,232
Bruker Corp.*	4,360	80,093
BioMarin Pharmaceutical, Inc.*	684	80,055
VWR Corp.*	2,897	79,697
Patterson Companies, Inc.	1,679	79,585
AbbVie, Inc.	1,335	79,499
Express Scripts Holding Co.*	920	79,470
United Therapeutics Corp.*	541	79,327
DaVita HealthCare Partners, Inc.*	1,021	79,138
Pfizer, Inc.	2,332	78,868
Quest Diagnostics, Inc.	1,160	78,822
Seattle Genetics, Inc.*	1,892	78,499
Intuitive Surgical, Inc.*	157	77,966
Becton Dickinson and Co.	546	77,816
Baxalta, Inc.	2,257	77,776
Varian Medical Systems, Inc.*	989	77,666
OPKO Health, Inc.*	8,194	77,433
Cardinal Health, Inc.	935	76,858
Bio-Rad Laboratories, Inc. — Class A*	551	76,853
Alnylam Pharmaceuticals, Inc.*	888	76,324
Aetna, Inc.	664	76,213
Teleflex, Inc.	572	76,076
Health Net, Inc.*	1,181	75,891
Biogen, Inc.*	261	75,823
Jazz Pharmaceuticals plc*	552	75,779
Cooper Companies, Inc.	497	75,723
Centene Corp.*	1,269	75,480
UnitedHealth Group, Inc.	640	75,379
Zoetis, Inc.	1,751	75,311
Mylan N.V.*	1,706	75,217
Medivation, Inc.*	1,786	75,119
VCA, Inc.*	1,371	75,090
Charles River Laboratories International, Inc.*	1,149	74,961

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

Puma Biotechnology, Inc.*	908	$74,837
Humana, Inc.	411	73,417
Stryker Corp.	767	73,341
St. Jude Medical, Inc.	1,147	73,190
Anthem, Inc.	524	72,915
Perrigo Company plc	462	72,876
Premier, Inc. — Class A*	2,151	72,725
Bio-Techne Corp.	824	72,677
Cigna Corp.	541	72,516
Hologic, Inc.*	1,861	72,318
AmerisourceBergen Corp. — Class A	748	72,189
Eli Lilly & Co.	884	72,108
CR Bard, Inc.	386	71,931
Mallinckrodt plc*	1,086	71,318
Hill-Rom Holdings, Inc.	1,352	71,237
LifePoint Health, Inc.*	1,021	70,327
Alere, Inc.*	1,519	70,057
Universal Health Services, Inc. — Class B	572	69,836
QIAGEN N.V.*	2,883	69,682
McKesson Corp.	388	69,374
Gartner, Inc.*	765	69,362
Sabre Corp.	2,361	69,225
Intercept Pharmaceuticals, Inc.*	438	68,854
IDEXX Laboratories, Inc.*	999	68,551
DexCom, Inc.*	808	67,323
Agios Pharmaceuticals, Inc.*	921	67,104
United Rentals, Inc.*	888	66,475
CoStar Group, Inc.*	326	66,200
Acadia Healthcare Company, Inc.*	1,057	64,910
Endo International plc*	1,081	64,849
Quintiles Transnational Holdings, Inc.*	1,014	64,541
HCA Holdings, Inc.*	937	64,456
MEDNAX, Inc.*	912	64,268
RR Donnelley & Sons Co.	3,799	64,089
Avery Dennison Corp.	984	63,930
Brookdale Senior Living, Inc. — Class A*	3,050	63,776
Intrexon Corp.*	1,892	63,571
Akorn, Inc.*	2,321	62,064
ManpowerGroup, Inc.	672	61,676
Danaher Corp.	653	60,931
Illumina, Inc.*	423	60,607
Booz Allen Hamilton Holding Corp.	2,054	60,511
Automatic Data Processing, Inc.	695	60,459
ADT Corp.	1,817	60,034
Cintas Corp.	631	58,740
Robert Half International, Inc.	1,103	58,084
Macquarie Infrastructure Corp.	728	57,912
Tenet Healthcare Corp.*	1,836	57,595
Towers Watson & Co. — Class A	464	57,332
Bluebird Bio, Inc.*	742	57,230
Rollins, Inc.	2,025	54,311
Verisk Analytics, Inc. — Class A*	757	54,209
Envision Healthcare Holdings, Inc.*	1,899	53,552
Avon Products, Inc.	12,715	51,241
Live Nation Entertainment, Inc.*	1,800	49,104
Avis Budget Group, Inc.*	975	48,692
Hertz Global Holdings, Inc.*	2,432	47,424
Coty, Inc. — Class A	1,633	47,275
Community Health Systems, Inc.*	1,671	46,855
ServiceMaster Global Holdings, Inc.*	1,307	46,595
KAR Auction Services, Inc.	1,211	46,502
Quanta Services, Inc.*	2,289	46,032
H&R Block, Inc.	1,217	45,345
Service Corporation International	1,592	44,990
Estee Lauder Companies, Inc. — Class A	550	44,253
Aramark	1,408	42,733
Graham Holdings Co. — Class B	75	41,435
Global Payments, Inc.	270	36,831
Total System Services, Inc.	670	35,142
Equifax, Inc.	325	34,635
MasterCard, Inc. — Class A	346	34,251
SEI Investments Co.	656	33,994
Vantiv, Inc. — Class A*	676	33,901
PayPal Holdings, Inc.*	937	33,741
Western Union Co.	1,732	33,341
McGraw Hill Financial, Inc.	354	32,795
Morningstar, Inc.	388	31,859
TransUnion*	1,237	31,803
WEX, Inc.*	352	31,648
FleetCor Technologies, Inc.*	211	30,565
Moody’s Corp.	315	30,290
Aaron’s, Inc.	1,173	28,938
Total Consumer, Non-cyclical		16,218,988

Industrial - 13.9%
Energizer Holdings, Inc.	3,696	158,300
Acuity Brands, Inc.	598	130,723
Timken Co.	3,890	122,924
SunPower Corp. — Class A*	4,529	121,558
Bemis Company, Inc.	2,639	120,813
Crown Holdings, Inc.*	2,274	120,613
Ingersoll-Rand plc	2,008	118,994
Sonoco Products Co.	2,783	118,806
Lennox International, Inc.	891	118,334
AptarGroup, Inc.	1,608	118,284
Packaging Corporation of America	1,720	117,734
Valmont Industries, Inc.	1,082	117,332
Masco Corp.	4,024	116,696
Ball Corp.	1,680	115,080
Graphic Packaging Holding Co.	7,861	111,312
Vulcan Materials Co.	1,145	110,585
Sealed Air Corp.	2,247	110,373
WestRock Co.	2,029	109,079
Hexcel Corp.	2,339	108,342
Owens Corning	2,367	107,771
Owens-Illinois, Inc.*	4,991	107,556

46 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

Precision Castparts Corp.	460	$106,173
Silgan Holdings, Inc.	2,061	104,843
Armstrong World Industries, Inc.*	2,078	103,110
Martin Marietta Materials, Inc.	661	102,554
Eagle Materials, Inc.	1,445	95,413
Golar LNG Ltd.	3,107	90,135
USG Corp.*	3,790	89,330
PerkinElmer, Inc.	1,627	84,018
Agilent Technologies, Inc.	2,159	81,524
Thermo Fisher Scientific, Inc.	606	79,253
Trimble Navigation Ltd.*	3,449	78,465
SBA Communications Corp. — Class A*	623	74,150
Corning, Inc.	3,983	74,084
Cognex Corp.	1,943	73,057
Avnet, Inc.	1,596	72,506
Harris Corp.	913	72,246
Amphenol Corp. — Class A	1,304	70,703
Jabil Circuit, Inc.	3,016	69,308
Arrow Electronics, Inc.*	1,241	68,243
L-3 Communications Holdings, Inc.	536	67,750
Roper Technologies, Inc.	362	67,459
ITT Corp.	1,656	65,545
Orbital ATK, Inc.	762	65,242
Terex Corp.	3,252	65,235
General Electric Co.	2,240	64,781
Nordson Corp.	895	63,760
Oshkosh Corp.	1,545	63,484
Flowserve Corp.	1,369	63,467
Hubbell, Inc. — Class B	655	63,437
Huntington Ingalls Industries, Inc.	528	63,328
Fluor Corp.	1,324	63,300
Kennametal, Inc.	2,248	63,214
AO Smith Corp.	822	63,146
KBR, Inc.	3,424	63,138
Northrop Grumman Corp.	336	63,084
Boeing Co.	425	62,930
United Technologies Corp.	639	62,884
Joy Global, Inc.	3,655	62,793
3M Co.	399	62,727
Crane Co.	1,191	62,694
Trinity Industries, Inc.	2,316	62,694
National Instruments Corp.	2,056	62,647
Caterpillar, Inc.	858	62,625
Xylem, Inc.	1,719	62,589
Waste Connections, Inc.	1,148	62,543
Lincoln Electric Holdings, Inc.	1,045	62,501
Illinois Tool Works, Inc.	678	62,335
AECOM*	2,112	62,241
Genesee & Wyoming, Inc. — Class A*	924	62,001
BWX Technologies, Inc.	2,188	61,920
Dover Corp.	961	61,917
Raytheon Co.	527	61,870
Graco, Inc.	840	61,656
Mettler-Toledo International, Inc.*	198	61,576
IDEX Corp.	802	61,562
Honeywell International, Inc.	596	61,555
Textron, Inc.	1,459	61,526
Chicago Bridge & Iron Company N.V.	1,367	61,337
Regal Beloit Corp.	961	61,302
Allegion plc	936	60,999
Waters Corp.*	477	60,961
Rockwell Automation, Inc.	557	60,802
Lockheed Martin Corp.	275	60,453
Parker-Hannifin Corp.	577	60,412
FedEx Corp.	387	60,391
Middleby Corp.*	516	60,341
Triumph Group, Inc.	1,293	60,228
Emerson Electric Co.	1,275	60,218
Eaton Corporation plc	1,075	60,103
Stanley Black & Decker, Inc.	567	60,091
Pentair plc	1,074	60,058
Snap-on, Inc.	362	60,052
General Dynamics Corp.	404	60,026
Jacobs Engineering Group, Inc.*	1,492	59,889
Waste Management, Inc.	1,108	59,566
Keysight Technologies, Inc.*	1,800	59,544
Rockwell Collins, Inc.	686	59,490
Donaldson Company, Inc.	1,966	59,373
Expeditors International of Washington, Inc.	1,192	59,350
Kirby Corp.*	908	59,283
Norfolk Southern Corp.	739	59,142
Spirit AeroSystems Holdings, Inc. — Class A*	1,120	59,069
Tyco International plc	1,619	58,996
AGCO Corp.	1,216	58,842
AMETEK, Inc.	1,073	58,822
Republic Services, Inc. — Class A	1,342	58,699
B/E Aerospace, Inc.	1,246	58,500
United Parcel Service, Inc. — Class B	564	58,103
Union Pacific Corp.	646	57,720
Teekay Corp.	1,794	57,641
Deere & Co.	737	57,486
Clean Harbors, Inc.*	1,231	57,229
J.B. Hunt Transport Services, Inc.	749	57,202
CSX Corp.	2,103	56,760
GATX Corp.	1,212	56,600
CH Robinson Worldwide, Inc.	815	56,545
Manitowoc Company, Inc.	3,681	56,319
Old Dominion Freight Line, Inc.*	909	56,303
Babcock & Wilcox Enterprises, Inc.*	3,234	54,913
Zebra Technologies Corp. — Class A*	714	54,907
TransDigm Group, Inc.*	248	54,523
FLIR Systems, Inc.	2,023	53,953
Ryder System, Inc.	742	53,261
Cummins, Inc.	506	52,376
Landstar System, Inc.	827	52,134
Wabtec Corp.	626	51,877

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

Covanta Holding Corp.	3,053	$51,168
SPX FLOW, Inc.*	1,509	51,155
Carlisle Companies, Inc.	586	50,982
Kansas City Southern	613	50,732
Colfax Corp.*	1,834	49,445
TopBuild Corp.*	1,733	48,749
Stericycle, Inc.*	398	48,305
Gentex Corp.	2,898	47,498
Fitbit, Inc. — Class A*	1,167	47,310
Fortune Brands Home & Security, Inc.	889	46,521
Garmin Ltd.	1,237	43,876
AMERCO	106	43,069
GoPro, Inc. — Class A*	1,357	33,925
SPX Corp.	1,129	13,830
Total Industrial		9,948,236

Energy - 11.1%
California Resources Corp.	34,246	138,353
Denbury Resources, Inc.	35,396	125,302
First Solar, Inc.*	2,191	125,041
QEP Resources, Inc.	7,756	119,908
Kosmos Energy Ltd.*	17,216	117,413
Apache Corp.	2,483	117,024
Noble Corporation plc	8,678	116,893
Rowan Companies plc — Class A	5,852	115,167
Newfield Exploration Co.*	2,849	114,501
PBF Energy, Inc. — Class A	3,359	114,205
Helmerich & Payne, Inc.	2,014	113,328
EOG Resources, Inc.	1,303	111,863
Weatherford International plc*	10,904	111,658
Laredo Petroleum, Inc.*	9,719	111,574
Continental Resources, Inc.*	3,283	111,327
Chevron Corp.	1,221	110,965
Marathon Oil Corp.	6,023	110,703
Energen Corp.	1,897	110,311
Cimarex Energy Co.	932	110,032
Concho Resources, Inc.*	941	109,071
Murphy Oil Corp.	3,833	108,972
Ensco plc — Class A	6,547	108,877
Phillips 66	1,217	108,374
Noble Energy, Inc.	3,000	107,520
ConocoPhillips	2,011	107,287
Exxon Mobil Corp.	1,295	107,148
Occidental Petroleum Corp.	1,434	106,890
RPC, Inc.	9,660	106,550
Pioneer Natural Resources Co.	775	106,284
Hess Corp.	1,887	106,068
Diamondback Energy, Inc.*	1,436	106,034
TerraForm Power, Inc. — Class A	5,799	105,832
Antero Resources Corp.*	4,409	103,920
Marathon Petroleum Corp.	2,005	103,859
Columbia Pipeline Group, Inc.	4,995	103,746
Devon Energy Corp.	2,466	103,399
Valero Energy Corp.	1,560	102,835
Diamond Offshore Drilling, Inc.	5,172	102,819
Cobalt International Energy, Inc.*	13,380	102,625
CVR Energy, Inc.	2,303	102,391
Frank’s International N.V.	5,944	101,999
Schlumberger Ltd.	1,301	101,686
Whiting Petroleum Corp.*	5,877	101,261
Anadarko Petroleum Corp.	1,514	101,256
Patterson-UTI Energy, Inc.	6,790	101,103
Cameron International Corp.*	1,481	100,722
Targa Resources Corp.	1,756	100,355
Tesoro Corp.	935	99,980
Oceaneering International, Inc.	2,378	99,924
NOW, Inc.*	6,027	99,506
SM Energy Co.	2,978	99,316
Seadrill Ltd.*	15,350	99,315
Halliburton Co.	2,585	99,212
EP Energy Corp. — Class A*	17,967	98,998
Superior Energy Services, Inc.	6,965	98,624
FMC Technologies, Inc.*	2,889	97,735
Spectra Energy Corp.	3,417	97,624
Cheniere Energy, Inc.*	1,955	96,812
WPX Energy, Inc.*	14,095	96,692
National Oilwell Varco, Inc.	2,534	95,380
Baker Hughes, Inc.	1,808	95,245
Nabors Industries Ltd.	9,486	95,239
Dril-Quip, Inc.*	1,544	95,049
HollyFrontier Corp.	1,906	93,337
Memorial Resource Development Corp.*	5,273	93,279
Gulfport Energy Corp.*	3,058	93,177
Chesapeake Energy Corp.	12,837	91,528
ONEOK, Inc.	2,691	91,279
Williams Companies, Inc.	2,280	89,923
Equities Corp.	1,355	89,525
Kinder Morgan, Inc.	3,225	88,204
Cabot Oil & Gas Corp. — Class A	3,982	86,449
Range Resources Corp.	2,710	82,492
Rice Energy, Inc.*	5,326	81,275
Southwestern Energy Co.*	7,303	80,625
SolarCity Corp.*	2,296	68,076
CONSOL Energy, Inc.	9,086	60,513
SunEdison, Inc.*	7,764	56,677
Murphy USA, Inc.*	785	48,175
Total Energy		7,993,636

Consumer, Cyclical - 10.3%
Rite Aid Corp.*	21,883	172,438
CVS Health Corp.	1,509	149,059
Walgreens Boots Alliance, Inc.	1,745	147,767
Nu Skin Enterprises, Inc. — Class A	3,610	137,938
Scotts Miracle-Gro Co. — Class A	1,765	116,773
World Fuel Services Corp.	2,618	116,396
Fastenal Co.	2,872	112,468

48 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

GNC Holdings, Inc. — Class A	3,555	$105,761
Watsco, Inc.	853	104,945
Ingram Micro, Inc. — Class A	2,465	73,408
Dolby Laboratories, Inc. — Class A	2,101	72,841
Copa Holdings S.A. — Class A	1,376	69,515
Southwest Airlines Co.	1,464	67,769
American Airlines Group, Inc.	1,386	64,061
Delta Air Lines, Inc.	1,212	61,618
Allison Transmission Holdings, Inc.	2,129	61,102
United Continental Holdings, Inc.*	1,006	60,672
Copart, Inc.*	1,632	59,095
Toro Co.	783	58,936
MSC Industrial Direct Company, Inc. — Class A	897	56,304
PACCAR, Inc.	1,050	55,283
WESCO International, Inc.*	1,128	55,193
HD Supply Holdings, Inc.*	1,846	54,992
WW Grainger, Inc.	261	54,810
Alaska Air Group, Inc.	691	52,689
Wynn Resorts Ltd.	753	52,672
Las Vegas Sands Corp.	1,054	52,184
General Motors Co.	1,492	52,086
JetBlue Airways Corp.*	2,094	52,015
Tupperware Brands Corp.	877	51,629
Lear Corp.	412	51,524
MGM Resorts International*	2,219	51,459
Starwood Hotels & Resorts Worldwide, Inc.	642	51,276
Harman International Industries, Inc.	464	51,021
McDonald’s Corp.	449	50,399
Extended Stay America, Inc.	2,606	50,035
Marriott International, Inc. — Class A	650	49,907
Delphi Automotive plc	598	49,748
Johnson Controls, Inc.	1,098	49,608
GameStop Corp. — Class A	1,070	49,295
Six Flags Entertainment Corp.	946	49,230
Brunswick Corp.	912	49,075
Advance Auto Parts, Inc.	247	49,012
Wyndham Worldwide Corp.	602	48,973
Goodyear Tire & Rubber Co.	1,475	48,439
Tractor Supply Co.	522	48,228
Coach, Inc.	1,541	48,078
O’Reilly Automotive, Inc.*	174	48,069
Office Depot, Inc.*	6,302	48,021
Ford Motor Co.	3,242	48,014
Cinemark Holdings, Inc.	1,351	47,880
Costco Wholesale Corp.	302	47,752
Hanesbrands, Inc.	1,494	47,719
Choice Hotels International, Inc.	912	47,707
WABCO Holdings, Inc.*	425	47,698
Mattel, Inc.	1,938	47,636
Genuine Parts Co.	523	47,467
Hilton Worldwide Holdings, Inc.	1,899	47,456
Visteon Corp.*	435	47,445
Leggett & Platt, Inc.	1,053	47,417
Regal Entertainment Group — Class A	2,445	47,384
Royal Caribbean Cruises Ltd.	481	47,307
Signet Jewelers Ltd.	313	47,244
Lowe’s Companies, Inc.	639	47,177
BorgWarner, Inc.	1,096	46,931
Carnival Corp.	865	46,779
Tiffany & Co.	566	46,661
AutoNation, Inc.*	738	46,634
Starbucks Corp.	745	46,614
Home Depot, Inc.	376	46,489
Staples, Inc.	3,547	46,076
Thor Industries, Inc.	850	45,968
Hyatt Hotels Corp. — Class A*	909	45,814
L Brands, Inc.	477	45,782
Newell Rubbermaid, Inc.	1,079	45,782
CST Brands, Inc.	1,271	45,667
AutoZone, Inc.*	58	45,496
NIKE, Inc. — Class B	346	45,336
Whirlpool Corp.	283	45,320
TJX Companies, Inc.	619	45,305
Norwegian Cruise Line Holdings Ltd.*	712	45,297
Ross Stores, Inc.	894	45,219
Wendy’s Co.	4,929	45,150
Hasbro, Inc.	586	45,022
Liberty Interactive Corporation QVC Group — Class A*	1,640	44,887
Ralph Lauren Corp. — Class A	405	44,862
Lions Gate Entertainment Corp.	1,150	44,816
Mohawk Industries, Inc.*	229	44,770
LKQ Corp.*	1,506	44,593
Ulta Salon Cosmetics & Fragrance, Inc.*	255	44,360
NVR, Inc.*	27	44,220
Tempur Sealy International, Inc.*	568	44,213
Toll Brothers, Inc.*	1,217	43,775
Bed Bath & Beyond, Inc.*	734	43,768
Michaels Companies, Inc.*	1,872	43,767
Dillard’s, Inc. — Class A	489	43,756
Lennar Corp. — Class A	869	43,512
Vista Outdoor, Inc.*	972	43,468
Penske Automotive Group, Inc.	890	43,468
CarMax, Inc.*	733	43,254
Target Corp.	555	42,835
International Game Technology plc	2,638	42,788
Urban Outfitters, Inc.*	1,492	42,671
JC Penney Company, Inc.*	4,651	42,650
Sally Beauty Holdings, Inc.*	1,811	42,577
Macy’s, Inc.	835	42,568
Spirit Airlines, Inc.*	1,144	42,465
Kohl’s Corp.	919	42,384
VF Corp.	625	42,200
Carter’s, Inc.	464	42,168
Best Buy Company, Inc.	1,202	42,106

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

Fossil Group, Inc.*	769	$41,841
Williams-Sonoma, Inc.	564	41,595
Sears Holdings Corp.*	1,779	41,575
DR Horton, Inc.	1,410	41,510
Domino’s Pizza, Inc.	389	41,495
Dollar General Corp.	611	41,407
lululemon athletica, Inc.*	834	41,008
Dollar Tree, Inc.*	625	40,931
Panera Bread Co. — Class A*	230	40,795
DSW, Inc. — Class A	1,635	40,777
Kate Spade & Co.*	2,266	40,720
PulteGroup, Inc.	2,198	40,289
Harley-Davidson, Inc.	814	40,252
Polaris Industries, Inc.	357	40,105
Michael Kors Holdings Ltd.*	1,034	39,954
Wal-Mart Stores, Inc.	694	39,725
Dick’s Sporting Goods, Inc.	891	39,694
Yum! Brands, Inc.	559	39,639
Under Armour, Inc. — Class A*	416	39,553
Nordstrom, Inc.	601	39,191
Foot Locker, Inc.	570	38,618
Darden Restaurants, Inc.	621	38,434
Chipotle Mexican Grill, Inc. — Class A*	60	38,414
The Gap, Inc.	1,408	38,326
Jarden Corp.*	855	38,304
PVH Corp.	419	38,108
Brinker International, Inc.	833	37,910
Madison Square Garden Co. — Class A*	206	36,771
Dunkin’ Brands Group, Inc.	885	36,648
Cabela’s, Inc.*	929	36,389
Tesla Motors, Inc.*	171	35,385
Gaming and Leisure Properties, Inc.	1,038	30,278
Skechers U.S.A., Inc. — Class A*	930	29,016
Total Consumer, Cyclical		7,432,019

Financial - 9.9%
Air Lease Corp. — Class A	1,695	57,138
Outfront Media, Inc.	1,989	46,961
Lamar Advertising Co. — Class A	827	46,669
BlackRock, Inc. — Class A	105	36,957
Alliance Data Systems Corp.*	123	36,569
Digital Realty Trust, Inc.	494	36,536
American Tower Corp. — Class A	357	36,496
CBRE Group, Inc. — Class A*	970	36,161
Old Republic International Corp.	2,002	36,116
General Growth Properties, Inc.	1,244	36,013
Jones Lang LaSalle, Inc.	214	35,676
Travelers Companies, Inc.	316	35,673
Cincinnati Financial Corp.	592	35,656
BioMed Realty Trust, Inc.	1,513	35,419
Taubman Centers, Inc.	458	35,257
Lincoln National Corp.	658	35,209
American Campus Communities, Inc.	867	35,173
Kimco Realty Corp.	1,312	35,123
Raymond James Financial, Inc.	637	35,105
Regency Centers Corp.	516	35,067
Brandywine Realty Trust	2,592	34,992
Prologis, Inc.	818	34,953
Spirit Realty Capital, Inc.	3,430	34,918
Vornado Realty Trust	347	34,891
Aflac, Inc.	547	34,871
Simon Property Group, Inc.	173	34,853
SunTrust Banks, Inc.	839	34,835
Macerich Co.	411	34,828
Visa, Inc. — Class A	448	34,756
Piedmont Office Realty Trust, Inc. — Class A	1,792	34,729
AmTrust Financial Services, Inc.	509	34,724
Markel Corp.*	40	34,720
Unum Group	1,001	34,685
ACE Ltd.	305	34,630
American International Group, Inc.	549	34,620
Brixmor Property Group, Inc.	1,351	34,613
T. Rowe Price Group, Inc.	457	34,558
Weingarten Realty Investors	966	34,544
Forest City Enterprises, Inc. — Class A*	1,563	34,542
DDR Corp.	2,055	34,524
Franklin Resources, Inc.	847	34,524
Cullen/Frost Bankers, Inc.	504	34,495
Liberty Property Trust	1,010	34,360
Nasdaq, Inc.	592	34,270
Crown Castle International Corp.	401	34,269
Boston Properties, Inc.	272	34,231
Duke Realty Corp.	1,652	34,196
Public Storage	149	34,190
Corporate Office Properties Trust	1,486	34,178
SL Green Realty Corp.	288	34,163
Healthcare Trust of America, Inc. — Class A	1,298	34,150
Discover Financial Services	607	34,126
Columbia Property Trust, Inc.	1,373	34,105
E*TRADE Financial Corp.*	1,194	34,041
Erie Indemnity Co. — Class A	389	34,022
White Mountains Insurance Group Ltd.	43	33,970
WP Carey, Inc.	536	33,966
Signature Bank*	228	33,954
Apartment Investment & Management Co. — Class A	866	33,939
Charles Schwab Corp.	1,111	33,908
Intercontinental Exchange, Inc.	134	33,822
LendingClub Corp.*	2,385	33,819
Retail Properties of America, Inc. — Class A	2,259	33,817
Associated Banc-Corp.	1,748	33,806
Ameriprise Financial, Inc.	293	33,800
MetLife, Inc.	670	33,755
Alleghany Corp.*	68	33,746
ProAssurance Corp.	637	33,736
Host Hotels & Resorts, Inc.	1,946	33,725

50 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

Federal Realty Investment Trust	235	$33,720
Weyerhaeuser Co.	1,149	33,700
Hanover Insurance Group, Inc.	400	33,700
Assured Guaranty Ltd.	1,228	33,696
Capital One Financial Corp.	427	33,690
Waddell & Reed Financial, Inc. — Class A	912	33,689
TD Ameritrade Holding Corp.	977	33,677
Synovus Financial Corp.	1,063	33,623
Progressive Corp.	1,014	33,594
Equity Commonwealth*	1,170	33,591
BOK Financial Corp.	500	33,590
Legg Mason, Inc.	750	33,563
Equity Residential	434	33,557
Paramount Group, Inc.	1,887	33,532
Affiliated Managers Group, Inc.*	186	33,528
Navient Corp.	2,541	33,516
Aon plc	359	33,498
CIT Group, Inc.	779	33,497
Tanger Factory Outlet Centers, Inc.	957	33,447
Marsh & McLennan Companies, Inc.	600	33,444
Mercury General Corp.	619	33,432
Prudential Financial, Inc.	405	33,413
Eaton Vance Corp.	925	33,402
Bank of America Corp.	1,989	33,375
LPL Financial Holdings, Inc.	783	33,356
Berkshire Hathaway, Inc. — Class B*	245	33,324
Artisan Partners Asset Management, Inc. — Class A	871	33,316
Mid-America Apartment Communities, Inc.	391	33,309
Wells Fargo & Co.	615	33,296
Empire State Realty Trust, Inc. — Class A	1,868	33,288
BB&T Corp.	896	33,286
Realty Income Corp.	672	33,237
Bank of New York Mellon Corp.	798	33,236
Citigroup, Inc.	625	33,231
National Retail Properties, Inc.	873	33,174
CNA Financial Corp.	906	33,123
Allstate Corp.	535	33,106
Equity LifeStyle Properties, Inc.	547	33,083
Huntington Bancshares, Inc.	3,015	33,075
Arthur J Gallagher & Co.	756	33,060
JPMorgan Chase & Co.	514	33,025
Apple Hospitality REIT, Inc.	1,674	33,011
Principal Financial Group, Inc.	658	33,005
Bank of Hawaii Corp.	504	33,001
Goldman Sachs Group, Inc.	176	33,000
First Republic Bank	505	32,982
Douglas Emmett, Inc.	1,079	32,963
Equinix, Inc.	111	32,931
PacWest Bancorp	731	32,924
Comerica, Inc.	758	32,897
VEREIT, Inc.	3,982	32,891
Aspen Insurance Holdings Ltd.	676	32,860
Hudson City Bancorp, Inc.	3,247	32,860
Chubb Corp.	254	32,855
American National Insurance Co.	318	32,843
Hospitality Properties Trust	1,222	32,798
East West Bancorp, Inc.	812	32,797
American Financial Group, Inc.	454	32,774
Invesco Ltd.	988	32,772
XL Group plc — Class A	860	32,749
CoreLogic, Inc.*	839	32,704
Federated Investors, Inc. — Class B	1,063	32,666
Brown & Brown, Inc.	1,011	32,625
RenaissanceRe Holdings Ltd.	297	32,560
Assurant, Inc.	399	32,530
AvalonBay Communities, Inc.	186	32,518
Howard Hughes Corp.*	263	32,502
American Homes 4 Rent — Class A	1,968	32,472
BankUnited, Inc.	873	32,458
WR Berkley Corp.	581	32,437
City National Corp.	362	32,435
Plum Creek Timber Company, Inc.	796	32,429
Extra Space Storage, Inc.	409	32,409
Alexandria Real Estate Equities, Inc.	361	32,396
Everest Re Group Ltd.	182	32,391
Rayonier, Inc.	1,430	32,390
Endurance Specialty Holdings Ltd.	513	32,386
Morgan Stanley	982	32,377
Springleaf Holdings, Inc.*	690	32,368
SVB Financial Group*	265	32,349
CME Group, Inc. — Class A	342	32,309
Voya Financial, Inc.	796	32,294
Regions Financial Corp.	3,452	32,276
Post Properties, Inc.	540	32,260
UDR, Inc.	936	32,255
Zions Bancorporation	1,121	32,251
Camden Property Trust	437	32,246
Hartford Financial Services Group, Inc.	697	32,243
Northern Trust Corp.	458	32,239
Arch Capital Group Ltd.*	430	32,203
People’s United Financial, Inc.	2,016	32,155
Loews Corp.	880	32,085
PNC Financial Services Group, Inc.	355	32,042
TFS Financial Corp.	1,824	32,029
State Street Corp.	464	32,016
U.S. Bancorp	759	32,015
Interactive Brokers Group, Inc. — Class A	778	32,007
CBOE Holdings, Inc.	477	31,978
Essex Property Trust, Inc.	145	31,964
Torchmark Corp.	551	31,964
Lazard Ltd. — Class A	690	31,961
Citizens Financial Group, Inc.	1,315	31,955
TCF Financial Corp.	2,073	31,903
Commerce Bancshares, Inc.	697	31,748
Iron Mountain, Inc.	1,035	31,712

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

Communications Sales & Leasing, Inc.	1,575	$31,642
First Niagara Financial Group, Inc.	3,051	31,578
First Horizon National Corp.	2,225	31,551
Kilroy Realty Corp.	478	31,472
PartnerRe Ltd.	226	31,414
Reinsurance Group of America, Inc. — Class A	348	31,404
Synchrony Financial*	1,019	31,344
CBL & Associates Properties, Inc.	2,148	31,318
M&T Bank Corp.	261	31,281
Fifth Third Bancorp	1,641	31,261
StanCorp Financial Group, Inc.	272	31,204
Realogy Holdings Corp.*	798	31,202
Care Capital Properties, Inc.	946	31,171
MFA Financial, Inc.	4,499	31,132
Axis Capital Holdings Ltd.	575	31,050
Validus Holdings Ltd.	700	31,010
Popular, Inc.	1,047	30,960
Chimera Investment Corp.	2,194	30,892
American Express Co.	420	30,769
Omega Healthcare Investors, Inc.	889	30,688
HCP, Inc.	824	30,653
FNF Group	865	30,517
WP GLIMCHER, Inc.	2,621	30,456
Welltower, Inc.	468	30,359
Ally Financial, Inc.*	1,521	30,298
Annaly Capital Management, Inc.	3,034	30,188
Allied World Assurance Company Holdings AG	825	29,997
Genworth Financial, Inc. — Class A*	6,387	29,891
Ventas, Inc.	556	29,868
Starwood Property Trust, Inc.	1,477	29,673
Senior Housing Properties Trust	1,945	29,545
KeyCorp	2,373	29,473
Corrections Corporation of America	1,029	29,327
NorthStar Asset Management Group, Inc.	2,003	29,304
Credit Acceptance Corp.*	154	29,120
American Capital Agency Corp.	1,631	29,081
SLM Corp.*	4,112	29,031
New York Community Bancorp, Inc.	1,745	28,827
NorthStar Realty Finance Corp.	2,383	28,620
Two Harbors Investment Corp.	3,332	28,189
Santander Consumer USA Holdings, Inc.*	1,483	26,709
Total Financial		7,130,736

Technology - 9.0%
SanDisk Corp.	1,297	99,870
SolarWinds, Inc.*	1,655	96,040
KLA-Tencor Corp.	1,357	91,082
athenahealth, Inc.*	551	84,000
Maxim Integrated Products, Inc.	2,030	83,190
Leidos Holdings, Inc.	1,564	82,220
Cerner Corp.*	1,226	81,272
Allscripts Healthcare Solutions, Inc.*	5,720	80,423
Lam Research Corp.	1,046	80,113
Cypress Semiconductor Corp.*	7,533	79,398
NVIDIA Corp.	2,795	79,293
Microsoft Corp.	1,502	79,065
Texas Instruments, Inc.	1,391	78,897
Veeva Systems, Inc. — Class A*	3,077	78,063
ON Semiconductor Corp.*	7,073	77,803
Autodesk, Inc.*	1,406	77,597
Intel Corp.	2,291	77,573
Microchip Technology, Inc.	1,595	77,023
VeriFone Systems, Inc.*	2,519	75,923
NetApp, Inc.	2,232	75,888
Applied Materials, Inc.	4,520	75,800
DST Systems, Inc.	620	75,733
NCR Corp.*	2,836	75,438
Citrix Systems, Inc.*	917	75,286
Linear Technology Corp.	1,692	75,159
Xilinx, Inc.	1,575	75,002
Teradyne, Inc.	3,809	74,352
ServiceNow, Inc.*	906	73,975
Black Knight Financial Services, Inc. — Class A*	2,046	73,717
QUALCOMM, Inc.	1,240	73,681
King Digital Entertainment plc	4,925	73,678
Ultimate Software Group, Inc.*	360	73,566
Cognizant Technology Solutions Corp. — Class A*	1,077	73,354
Micron Technology, Inc.*	4,426	73,295
Intuit, Inc.	751	73,170
Analog Devices, Inc.	1,212	72,865
EMC Corp.	2,778	72,839
Inovalon Holdings, Inc. — Class A*	3,143	72,446
IPG Photonics Corp.*	873	72,127
PTC, Inc.*	2,030	71,943
Workday, Inc. — Class A*	910	71,863
Computer Sciences Corp.	1,077	71,717
Red Hat, Inc.*	905	71,595
Activision Blizzard, Inc.	2,059	71,571
HP, Inc.	2,639	71,147
Oracle Corp.	1,826	70,922
salesforce.com, Inc.*	912	70,872
Adobe Systems, Inc.*	795	70,485
Synopsys, Inc.*	1,409	70,422
Cadence Design Systems, Inc.*	3,149	69,971
ANSYS, Inc.*	734	69,958
Cree, Inc.*	2,756	69,424
SS&C Technologies Holdings, Inc.	934	69,256
Altera Corp.	1,313	68,998
Apple, Inc.	575	68,713
Amdocs Ltd.	1,150	68,506
Electronic Arts, Inc.*	949	68,394
Nuance Communications, Inc.*	3,963	67,252
CA, Inc.	2,413	66,864

52 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

Zynga, Inc. — Class A*	28,202	$66,839
Tableau Software, Inc. — Class A*	796	66,832
CDK Global, Inc.	1,318	65,623
Brocade Communications Systems, Inc.	6,291	65,552
Solera Holdings, Inc.	1,194	65,264
Broadcom Corp. — Class A	1,265	65,021
NetSuite, Inc.*	761	64,738
Teradata Corp.*	2,288	64,316
Avago Technologies Ltd.	521	64,151
Lexmark International, Inc. — Class A	1,955	63,518
International Business Machines Corp.	453	63,456
Western Digital Corp.	937	62,610
Atmel Corp.	8,229	62,540
Rackspace Hosting, Inc.*	2,414	62,402
Paychex, Inc.	1,196	61,690
Accenture plc — Class A	575	61,640
Freescale Semiconductor Ltd.*	1,822	61,019
Qorvo, Inc.*	1,384	60,799
Genpact Ltd.*	2,422	60,017
IHS, Inc. — Class A*	495	59,172
IMS Health Holdings, Inc.*	2,156	58,686
Skyworks Solutions, Inc.	752	58,084
Marvell Technology Group Ltd.	7,073	58,069
Pitney Bowes, Inc.	2,773	57,262
Akamai Technologies, Inc.*	936	56,928
Lumentum Holdings, Inc.*	3,887	55,740
3D Systems Corp.*	5,423	54,555
Xerox Corp.	5,536	51,983
VMware, Inc. — Class A*	842	50,646
Fortinet, Inc.*	1,462	50,234
Jack Henry & Associates, Inc.	451	34,880
Fiserv, Inc.*	361	34,840
MSCI, Inc. — Class A	515	34,505
Dun & Bradstreet Corp.	300	34,161
Fidelity National Information Services, Inc.	464	33,835
Broadridge Financial Solutions, Inc.	561	33,424
Total Technology		6,465,120

Utilities - 9.0%
MDU Resources Group, Inc.	8,456	159,479
Pepco Holdings, Inc.	5,929	157,888
Vectren Corp.	3,437	156,280
AES Corp.	14,111	154,515
SCANA Corp.	2,598	153,854
Atmos Energy Corp.	2,438	153,594
Sempra Energy	1,495	153,103
Aqua America, Inc.	5,332	152,495
Questar Corp.	7,340	151,571
Calpine Corp.*	9,759	151,362
PPL Corp.	4,395	151,188
UGI Corp.	4,094	150,127
NiSource, Inc.	7,830	150,023
Ameren Corp.	3,398	148,425
National Fuel Gas Co.	2,824	148,345
Entergy Corp.	2,176	148,316
OGE Energy Corp.	5,192	148,024
Great Plains Energy, Inc.	5,353	147,208
American Water Works Company, Inc.	2,561	146,899
CMS Energy Corp.	4,065	146,625
Westar Energy, Inc.	3,691	146,533
Eversource Energy	2,875	146,453
NextEra Energy, Inc.	1,426	146,393
CenterPoint Energy, Inc.	7,856	145,729
Hawaiian Electric Industries, Inc.	4,974	145,539
DTE Energy Co.	1,773	144,659
AGL Resources, Inc.	2,308	144,250
Southern Co.	3,185	143,644
Xcel Energy, Inc.	4,026	143,446
Dominion Resources, Inc.	2,006	143,289
TECO Energy, Inc.	5,306	143,262
Alliant Energy Corp.	2,423	143,005
American Electric Power Company, Inc.	2,509	142,135
WEC Energy Group, Inc.	2,755	142,048
Duke Energy Corp.	1,987	142,011
Public Service Enterprise Group, Inc.	3,436	141,872
PG&E Corp.	2,655	141,777
FirstEnergy Corp.	4,528	141,274
Pinnacle West Capital Corp.	2,213	140,548
Consolidated Edison, Inc.	2,121	139,456
ITC Holdings Corp.	4,185	136,933
Edison International	2,254	136,412
Exelon Corp.	4,764	133,011
NRG Energy, Inc.	9,326	120,212
Total Utilities		6,423,212

Basic Materials - 7.0%
EI du Pont de Nemours & Co.	2,171	137,641
Dow Chemical Co.	2,491	128,710
Freeport-McMoRan, Inc.	10,756	126,598
Albemarle Corp.	2,335	124,970
FMC Corp.	3,058	124,491
PPG Industries, Inc.	1,194	124,486
Celanese Corp. — Class A	1,752	124,480
Newmont Mining Corp.	6,354	123,649
Sherwin-Williams Co.	463	123,542
Westlake Chemical Corp.	1,989	119,877
Domtar Corp.	2,859	117,905
Cabot Corp.	3,278	117,811
Valspar Corp.	1,446	117,054
International Paper Co.	2,724	116,288
Monsanto Co.	1,247	116,246
Praxair, Inc.	1,045	116,088
LyondellBasell Industries N.V. — Class A	1,247	115,859
Nucor Corp.	2,737	115,775
International Flavors & Fragrances, Inc.	997	115,712
CF Industries Holdings, Inc.	2,274	115,451

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

Reliance Steel & Aluminum Co.	1,920	$115,123
Ecolab, Inc.	954	114,814
Air Products & Chemicals, Inc.	825	114,659
Eastman Chemical Co.	1,582	114,173
United States Steel Corp.	9,769	114,102
Steel Dynamics, Inc.	6,110	112,852
Airgas, Inc.	1,166	112,123
RPM International, Inc.	2,450	111,990
NewMarket Corp.	284	111,822
Axalta Coating Systems Ltd.*	4,034	111,459
Mosaic Co.	3,280	110,831
WR Grace & Co.*	1,100	110,330
Southern Copper Corp.	3,953	109,735
Compass Minerals International, Inc.	1,331	108,130
Ashland, Inc.	983	107,855
Cytec Industries, Inc.	1,430	106,421
Tahoe Resources, Inc.	12,714	106,162
Royal Gold, Inc.	2,210	105,726
Sigma-Aldrich Corp.	756	105,628
Alcoa, Inc.	11,622	103,784
Chemours Co.	14,930	103,465
Allegheny Technologies, Inc.	6,943	102,062
Huntsman Corp.	7,577	99,789
Platform Specialty Products Corp.*	7,513	78,436
Total Basic Materials		5,014,104

Communications - 7.0%
Level 3 Communications, Inc.*	3,229	164,518
United States Cellular Corp.*	4,000	162,960
Telephone & Data Systems, Inc.	5,475	156,805
CenturyLink, Inc.	5,542	156,340
Sprint Corp.*	32,683	154,591
Verizon Communications, Inc.	3,178	148,985
AT&T, Inc.	4,347	145,668
Frontier Communications Corp.	28,107	144,470
Zayo Group Holdings, Inc.*	5,393	143,076
T-Mobile US, Inc.*	3,288	124,582
Juniper Networks, Inc.	2,611	81,960
LinkedIn Corp. — Class A*	340	81,896
Yahoo!, Inc.*	2,266	80,715
VeriSign, Inc.*	952	76,732
Alphabet, Inc. — Class C*	107	76,057
Twitter, Inc.*	2,610	74,280
Cisco Systems, Inc.	2,535	73,135
Facebook, Inc. — Class A*	710	72,399
CDW Corp.	1,618	72,308
Viavi Solutions, Inc.*	11,954	71,126
CommScope Holding Company, Inc.*	2,184	70,827
ARRIS Group, Inc.*	2,498	70,593
GoDaddy, Inc. — Class A*	2,565	70,486
EchoStar Corp. — Class A*	1,533	68,724
Groupon, Inc. — Class A*	18,381	68,194
Symantec Corp.	3,310	68,186
Arista Networks, Inc.*	1,039	67,026
Motorola Solutions, Inc.	953	66,681
Yelp, Inc. — Class A*	2,976	66,216
IAC/InterActiveCorp	987	66,139
Splunk, Inc.*	1,153	64,752
F5 Networks, Inc.*	575	63,365
Palo Alto Networks, Inc.*	364	58,604
TripAdvisor, Inc.*	677	56,719
Scripps Networks Interactive, Inc. — Class A	884	53,111
News Corp. — Class A	3,440	52,976
FireEye, Inc.*	2,022	52,875
Twenty-First Century Fox, Inc. — Class A	1,705	52,327
Interpublic Group of Companies, Inc.	2,274	52,142
TEGNA, Inc.	1,925	52,051
HomeAway, Inc.*	1,632	51,506
Amazon.com, Inc.*	82	51,324
Priceline Group, Inc.*	35	50,898
Walt Disney Co.	441	50,159
CBS Corp. — Class B	1,076	50,056
Omnicom Group, Inc.	667	49,972
Viacom, Inc. — Class B	1,008	49,704
Tribune Media Co. — Class A	1,218	49,122
Liberty Media Corp. — Class C*	1,253	49,055
Expedia, Inc.	359	48,932
Time Warner, Inc.	647	48,745
Comcast Corp. — Class A	775	48,530
eBay, Inc.*	1,731	48,295
Sirius XM Holdings, Inc.*	11,543	47,095
Liberty Ventures*	1,071	46,663
DISH Network Corp. — Class A*	741	46,661
Netflix, Inc.*	429	46,495
Discovery Communications, Inc. — Class A*	1,576	46,397
John Wiley & Sons, Inc. — Class A	876	45,841
Charter Communications, Inc. — Class A*	240	45,826
Time Warner Cable, Inc.	239	45,267
Nielsen Holdings plc	939	44,612
Liberty Broadband Corp. — Class C*	826	44,414
Cable One, Inc.	102	44,211
AMC Networks, Inc. — Class A*	591	43,669
Clear Channel Outdoor Holdings, Inc. — Class A*	5,726	42,830
Cablevision Systems Corp. — Class A	1,304	42,497
Starz — Class A*	1,129	37,833
FactSet Research Systems, Inc.	197	34,499
Zillow Group, Inc. — Class A*	1,113	34,292
Thomson Reuters Corp.	794	32,570
Zillow Group, Inc. — Class C*	1,134	31,400
Pandora Media, Inc.*	2,102	24,194
MSG Networks, Inc. — Class A*	620	12,722
Total Communications		4,990,883

54 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2015
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

Diversified - 0.0%
Leucadia National Corp.	1,561	$31,236

Total Common Stocks
(Cost $72,459,176)		71,648,170

SHORT TERM INVESTMENTS† - 0.2%
Federated U.S. Treasury Cash Reserve Fund 0.00%[1]	121,656	121,656
Total Short Term Investments
(Cost $121,656)		121,656

Total Investments - 100.0%
(Cost $72,580,832)		$71,769,826
Other Assets & Liabilities, net - 0.0%		27,965
Total Net Assets - 100.0%		$71,797,791

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of October 31, 2015.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's net assets at October 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$71,648,170	$—	$—	$71,648,170
Short Term Investments	121,656	—	—	121,656
Total	$71,769,826	$—	$—	$71,769,826

For the year ended October 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS	October 31, 2015
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

COMMON STOCKS† - 99.6%

Consumer, Non-cyclical - 24.1%
Natural Health Trends Corp.	3,361	$165,563
National Beverage Corp.*	3,692	138,967
John B Sanfilippo & Son, Inc.	1,925	124,587
Diamond Foods, Inc.*	3,056	121,079
Lancaster Colony Corp.	1,045	118,837
Seaboard Corp.*	35	117,880
Fresh Del Monte Produce, Inc.	2,581	117,771
Ingles Markets, Inc. — Class A	2,350	117,358
Chefs’ Warehouse, Inc.*	7,745	117,337
Omega Protein Corp.*	6,431	117,044
Coca-Cola Bottling Company Consolidated	551	116,377
Calavo Growers, Inc.	2,240	115,158
Seneca Foods Corp. — Class A*	3,896	113,685
Universal Corp.	2,069	111,747
SpartanNash Co.	3,985	111,182
Fresh Market, Inc.*	4,454	110,994
Vector Group Ltd.	4,557	110,507
Farmer Bros Co.*	3,887	110,313
WD-40 Co.	1,153	110,204
Nutraceutical International Corp.*	4,471	109,540
Natural Grocers by Vitamin Cottage, Inc.*	4,561	109,236
J&J Snack Foods Corp.	884	108,546
TreeHouse Foods, Inc.*	1,264	108,249
Boulder Brands, Inc.*	12,156	107,702
Dean Foods Co.	5,909	107,012
Tootsie Roll Industries, Inc.	3,340	106,012
Andersons, Inc.	2,988	105,775
Medifast, Inc.*	3,779	105,698
Boston Beer Company, Inc. — Class A*	479	105,184
Sanderson Farms, Inc.	1,502	104,404
United Natural Foods, Inc.*	2,063	104,078
Snyder’s-Lance, Inc.	2,913	103,528
Weis Markets, Inc.	2,512	103,344
B&G Foods, Inc.	2,795	101,431
Smart & Final Stores, Inc.*	6,743	99,392
Post Holdings, Inc.*	1,544	99,233
USANA Health Sciences, Inc.*	767	98,636
Cal-Maine Foods, Inc.	1,807	96,602
Diplomat Pharmacy, Inc.*	3,200	89,951
SUPERVALU, Inc.*	13,618	89,470
Civeo Corp.*	36,782	68,415
Wausau Paper Corp.	6,201	63,312
Senomyx, Inc.*	8,963	44,367
Weight Watchers International, Inc.*	2,434	37,435
Heidrick & Struggles International, Inc.	979	26,001
LifeLock, Inc.*	1,811	25,372
Barrett Business Services, Inc.	506	24,784
TrueBlue, Inc.*	837	24,248
Five Prime Therapeutics, Inc.*	748	24,049
Pacific Biosciences of California, Inc.*	3,265	23,183
Vital Therapies, Inc.*	2,968	23,060
Immunomedics, Inc.*	7,680	22,963
On Assignment, Inc.*	504	22,735
Resources Connection, Inc.	1,264	22,689
NV5 Holdings, Inc.*	958	22,301
Ennis, Inc.	1,113	22,292
Brink’s Co.	719	22,275
McGrath RentCorp	735	22,087
Multi-Color Corp.	283	22,029
ACCO Brands Corp.*	2,709	21,862
Vectrus, Inc.*	879	21,861
PFSweb, Inc.*	1,360	21,788
Wright Medical Group NV*	1,124	21,726
Kelly Services, Inc. — Class A	1,372	21,678
Paylocity Holding Corp.*	643	21,586
TriNet Group, Inc.*	1,130	21,447
SP Plus Corp.*	835	21,293
Healthcare Services Group, Inc.	570	21,238
Deluxe Corp.	356	21,200
Navigant Consulting, Inc.*	1,231	21,173
CBIZ, Inc.*	1,961	21,080
Kforce, Inc.	749	21,054
Neff Corp. — Class A*	3,568	20,908
Hackett Group, Inc.	1,396	20,772
CEB, Inc.	276	20,634
Insperity, Inc.	443	20,582
XenoPort, Inc.*	3,357	20,510
CRA International, Inc.*	874	20,452
Korn/Ferry International	554	20,149
RPX Corp.*	1,414	20,135
ServiceSource International, Inc.*	4,639	19,809
XOMA Corp.*	16,101	19,642
Quad/Graphics, Inc.	1,513	19,518
Forrester Research, Inc.	604	19,491
ABM Industries, Inc.	683	19,397
Electro Rent Corp.	1,845	19,151
Orexigen Therapeutics, Inc.*	6,277	19,082
ARC Document Solutions, Inc.*	3,050	18,971
ICF International, Inc.*	618	18,954
Volt Information Sciences, Inc.*	2,186	18,843
Monster Worldwide, Inc.*	2,999	18,804
Care.com, Inc.*	3,107	18,673
Advisory Board Co.*	426	18,672
Revance Therapeutics, Inc.*	473	18,527
Calithera Biosciences, Inc.*	2,166	18,497
Elizabeth Arden, Inc.*	1,467	18,396
Universal Technical Institute, Inc.	4,305	18,297
Matthews International Corp. — Class A	316	18,242
CDI Corp.	2,255	18,040
Collectors Universe, Inc.	1,033	17,861
Dyax Corp.*	642	17,674
OncoMed Pharmaceuticals, Inc.*	882	17,649
Alimera Sciences, Inc.*	5,855	17,624
Rockwell Medical, Inc.*	1,511	17,496

56 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Inter Parfums, Inc.	632	$17,456
Alarm.com Holdings, Inc.*	1,366	17,280
Aduro Biotech, Inc.*	639	17,259
National Research Corp. — Class A	1,120	17,170
Monro Muffler Brake, Inc.	231	17,133
CSS Industries, Inc.	623	17,008
Grand Canyon Education, Inc.*	408	16,956
MacroGenics, Inc.*	544	16,902
Helen of Troy Ltd.*	170	16,866
Cimpress N.V.*	213	16,806
Acorda Therapeutics, Inc.*	465	16,759
Franklin Covey Co.*	972	16,650
Cytokinetics, Inc.*	1,932	16,635
Ophthotech Corp.*	333	16,627
Team, Inc.*	472	16,520
Darling Ingredients, Inc.*	1,612	16,313
Carriage Services, Inc. — Class A	754	16,219
Sotheby’s	466	16,147
Viad Corp.	536	16,139
Infinity Pharmaceuticals, Inc.*	1,558	16,125
Keryx Biopharmaceuticals, Inc.*	3,597	16,115
Revlon, Inc. — Class A*	511	16,030
Coherus Biosciences, Inc.*	575	16,014
Travelport Worldwide Ltd.	1,162	15,745
Patriot National, Inc.*	1,239	15,735
Central Garden & Pet Co. — Class A*	931	15,715
Theravance Biopharma, Inc.*	1,051	15,712
Neurocrine Biosciences, Inc.*	320	15,709
Liberty Tax, Inc.	680	15,701
Cambium Learning Group, Inc.*	3,262	15,690
FTI Consulting, Inc.*	460	15,645
Bridgepoint Education, Inc.*	2,014	15,609
BioSpecifics Technologies Corp.*	267	15,595
Kite Pharma, Inc.*	229	15,583
Concert Pharmaceuticals, Inc.*	685	15,556
Cynosure, Inc. — Class A*	413	15,545
Cellular Biomedicine Group, Inc.*	738	15,498
Anika Therapeutics, Inc.*	399	15,369
Accuray, Inc.*	2,288	15,330
Bright Horizons Family Solutions, Inc.*	239	15,301
Progenics Pharmaceuticals, Inc.*	2,079	15,260
Spark Therapeutics, Inc.*	283	15,254
HMS Holdings Corp.*	1,446	15,226
ChemoCentryx, Inc.*	2,166	15,140
RadNet, Inc.*	2,289	15,130
Intra-Cellular Therapies, Inc.*	316	15,121
Chemed Corp.	96	15,100
Great Lakes Dredge & Dock Corp.*	3,769	15,076
NeoGenomics, Inc.*	2,137	15,066
Cantel Medical Corp.	253	14,998
ConforMIS, Inc.*	766	14,991
Five Star Quality Care, Inc.*	4,566	14,931
Theravance, Inc.	1,700	14,926
Acceleron Pharma, Inc.*	478	14,918
STAAR Surgical Co.*	1,829	14,906
vTv Therapeutics, Inc. — Class A*	2,028	14,886
Agile Therapeutics, Inc.*	1,874	14,880
Geron Corp.*	4,281	14,855
US Physical Therapy, Inc.	301	14,767
Foundation Medicine, Inc.*	658	14,752
Utah Medical Products, Inc.	250	14,743
TG Therapeutics, Inc.*	1,186	14,671
ImmunoGen, Inc.*	1,251	14,637
Peregrine Pharmaceuticals, Inc.*	13,058	14,625
Providence Service Corp.*	283	14,617
Air Methods Corp.*	357	14,612
Invacare Corp.	845	14,602
Huron Consulting Group, Inc.*	302	14,587
Ascent Capital Group, Inc. — Class A*	668	14,549
SciClone Pharmaceuticals, Inc.*	1,909	14,547
Ocata Therapeutics, Inc.*	3,306	14,546
STERIS Corp.	194	14,540
Natus Medical, Inc.*	319	14,524
Meridian Bioscience, Inc.	764	14,524
CytRx Corp.*	5,223	14,520
Strayer Education, Inc.*	273	14,447
Pfenex, Inc.*	799	14,446
Neogen Corp.*	267	14,432
Sangamo BioSciences, Inc.*	2,047	14,431
Loxo Oncology, Inc.*	616	14,402
Mirati Therapeutics, Inc.*	407	14,400
American Public Education, Inc.*	662	14,385
Ironwood Pharmaceuticals, Inc. — Class A*	1,265	14,370
HealthEquity, Inc.*	438	14,328
Triple-S Management Corp. — Class B*	695	14,310
Insulet Corp.*	478	14,292
Career Education Corp.*	3,956	14,281
Emergent BioSolutions, Inc.*	444	14,275
T2 Biosystems, Inc.*	1,281	14,245
Owens & Minor, Inc.	397	14,232
Aerie Pharmaceuticals, Inc.*	622	14,188
Portola Pharmaceuticals, Inc.*	298	14,188
Synergy Pharmaceuticals, Inc.*	2,208	14,153
West Pharmaceutical Services, Inc.	235	14,102
BioTime, Inc.*	3,731	14,066
Abaxis, Inc.	280	14,059
Tumi Holdings, Inc.*	875	14,026
Clovis Oncology, Inc.*	140	13,987
CryoLife, Inc.	1,326	13,976
Landauer, Inc.	353	13,940
Achillion Pharmaceuticals, Inc.*	1,779	13,912
Omeros Corp.*	1,107	13,871
Karyopharm Therapeutics, Inc.*	1,036	13,831
Prestige Brands Holdings, Inc.*	282	13,821
Ultragenyx Pharmaceutical, Inc.*	139	13,810
Sage Therapeutics, Inc.*	274	13,763

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Capital Senior Living Corp.*	607	$13,730
National Healthcare Corp.	210	13,708
CorMedix, Inc.*	5,396	13,706
Lion Biotechnologies, Inc.*	2,116	13,691
Pacira Pharmaceuticals, Inc.*	274	13,686
Myriad Genetics, Inc.*	339	13,685
Capella Education Co.	303	13,680
Endocyte, Inc.*	2,649	13,616
NutriSystem, Inc.	587	13,577
Merrimack Pharmaceuticals, Inc.*	1,453	13,571
Global Blood Therapeutics, Inc.*	291	13,569
ZIOPHARM Oncology, Inc.*	1,191	13,565
Array BioPharma, Inc.*	2,649	13,563
Amphastar Pharmaceuticals, Inc.*	1,145	13,557
Luminex Corp.*	744	13,541
Cambrex Corp.*	294	13,515
Universal American Corp.	1,811	13,510
Affymetrix, Inc.*	1,467	13,497
Phibro Animal Health Corp. — Class A	404	13,477
Dicerna Pharmaceuticals, Inc.*	1,345	13,477
OraSure Technologies, Inc.*	2,591	13,473
Dermira, Inc.*	498	13,441
Catalent, Inc.*	505	13,423
Analogic Corp.	153	13,405
MannKind Corp.*	4,030	13,339
Exelixis, Inc.*	2,210	13,304
iRadimed Corp.*	502	13,303
Healthways, Inc.*	1,130	13,300
Galena Biopharma, Inc.*	7,914	13,296
BioTelemetry, Inc.*	1,020	13,280
ARIAD Pharmaceuticals, Inc.*	1,937	13,249
Cutera, Inc.*	975	13,231
Repligen Corp.*	398	13,230
DeVry Education Group, Inc.	561	13,217
Globus Medical, Inc. — Class A*	591	13,209
Halyard Health, Inc.*	445	13,208
Civitas Solutions, Inc.*	512	13,174
Cidara Therapeutics, Inc.*	967	13,171
Chiasma, Inc.*	579	13,166
ACADIA Pharmaceuticals, Inc.*	378	13,162
Tetraphase Pharmaceuticals, Inc.*	1,457	13,157
Sagent Pharmaceuticals, Inc.*	782	13,145
Otonomy, Inc.*	607	13,135
Prothena Corporation plc*	255	13,135
Proteon Therapeutics, Inc.*	958	13,125
Immune Design Corp.*	1,008	13,104
Insmed, Inc.*	659	13,075
Incorporated Research Holdings, Inc. — Class A*	313	13,056
LeMaitre Vascular, Inc.	977	13,014
Orthofix International N.V.*	382	13,007
Supernus Pharmaceuticals, Inc.*	788	13,002
ICU Medical, Inc.*	118	12,976
Nektar Therapeutics*	1,093	12,974
Haemonetics Corp.*	384	12,972
IPC Healthcare, Inc.*	165	12,953
ZS Pharma, Inc.*	199	12,937
WellCare Health Plans, Inc.*	146	12,936
Celldex Therapeutics, Inc.*	1,072	12,928
Livanova plc*	195	12,925
Atrion Corp.	35	12,915
Masimo Corp.*	325	12,896
Hanger, Inc.*	894	12,891
Team Health Holdings, Inc.*	216	12,889
Asterias Biotherapeutics, Inc.*	2,814	12,888
Tokai Pharmaceuticals, Inc.*	1,166	12,884
ExamWorks Group, Inc.*	456	12,877
CorVel Corp.*	387	12,848
Select Medical Holdings Corp.	1,137	12,848
Albany Molecular Research, Inc.*	712	12,844
NxStage Medical, Inc.*	768	12,833
Ligand Pharmaceuticals, Inc. — Class B*	142	12,830
Teligent, Inc.*	1,762	12,810
TransEnterix, Inc.*	5,141	12,801
Halozyme Therapeutics, Inc.*	815	12,755
Oxford Immunotec Global plc*	1,017	12,753
Spectranetics Corp.*	1,043	12,745
K2M Group Holdings, Inc.*	698	12,739
Momenta Pharmaceuticals, Inc.*	775	12,718
Quidel Corp.*	661	12,704
PAREXEL International Corp.*	201	12,687
Zeltiq Aesthetics, Inc.*	376	12,686
Accelerate Diagnostics, Inc.*	756	12,678
ANI Pharmaceuticals, Inc.*	302	12,636
Amedisys, Inc.*	318	12,586
Inovio Pharmaceuticals, Inc.*	1,988	12,584
Durect Corp.*	6,131	12,507
Heska Corp.*	405	12,458
Almost Family, Inc.*	301	12,455
Radius Health, Inc.*	193	12,396
LendingTree, Inc.*	102	12,379
Aegerion Pharmaceuticals, Inc.*	843	12,375
Invuity, Inc.*	921	12,369
LHC Group, Inc.*	274	12,348
Alder Biopharmaceuticals, Inc.*	386	12,344
Stemline Therapeutics, Inc.*	1,388	12,339
FibroGen, Inc.*	529	12,331
Osiris Therapeutics, Inc.	724	12,330
AtriCure, Inc.*	664	12,301
aTyr Pharma, Inc.*	984	12,261
Anacor Pharmaceuticals, Inc.*	109	12,253
Greatbatch, Inc.*	229	12,240
Cerus Corp.*	2,565	12,235
Blueprint Medicines Corp.*	609	12,235
Oncothyreon, Inc.*	4,133	12,234
TESARO, Inc.*	269	12,231

58 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

SurModics, Inc.*	573	$12,222
Assembly Biosciences, Inc.*	1,273	12,221
Integra LifeSciences Holdings Corp.*	204	12,152
Sorrento Therapeutics, Inc.*	1,406	12,148
Sucampo Pharmaceuticals, Inc. — Class A*	626	12,119
Veracyte, Inc.*	1,858	12,096
HealthSouth Corp.	347	12,086
Avalanche Biotechnologies, Inc.*	1,430	12,055
Applied Genetic Technologies Corp.*	1,004	12,048
Vascular Solutions, Inc.*	375	12,045
Magellan Health, Inc.*	225	12,015
Raptor Pharmaceutical Corp.*	2,202	12,001
Curis, Inc.*	5,882	11,999
Chimerix, Inc.*	306	11,989
Rigel Pharmaceuticals, Inc.*	4,719	11,986
Genomic Health, Inc.*	572	11,966
AMAG Pharmaceuticals, Inc.*	299	11,960
Exactech, Inc.*	702	11,955
PharMerica Corp.*	418	11,942
Invitae Corp.*	1,566	11,933
Intersect ENT, Inc.*	622	11,918
Affimed N.V.*	1,879	11,913
TherapeuticsMD, Inc.*	2,029	11,910
AAC Holdings, Inc.*	513	11,902
NanoString Technologies, Inc.*	820	11,898
Corcept Therapeutics, Inc.*	3,224	11,897
NuVasive, Inc.*	252	11,884
Sequenom, Inc.*	6,766	11,841
Navidea Biopharmaceuticals, Inc.*	5,856	11,829
Agenus, Inc.*	2,591	11,815
Organovo Holdings, Inc.*	3,921	11,802
Regulus Therapeutics, Inc.*	1,767	11,751
Heron Therapeutics, Inc.*	428	11,736
Versartis, Inc.*	1,135	11,725
Heartland Payment Systems, Inc.	158	11,692
Lannett Company, Inc.*	261	11,685
MoneyGram International, Inc.*	1,150	11,627
AngioDynamics, Inc.*	924	11,624
Tandem Diabetes Care, Inc.*	1,279	11,601
BioDelivery Sciences International, Inc.*	2,155	11,594
SeaSpine Holdings Corp.*	768	11,581
Insys Therapeutics, Inc.*	449	11,566
Ensign Group, Inc.	274	11,552
Catabasis Pharmaceuticals, Inc.*	1,653	11,538
K12, Inc.*	1,187	11,526
Teladoc, Inc.*	584	11,487
Euronet Worldwide, Inc.*	143	11,474
Cara Therapeutics, Inc.*	809	11,464
Retrophin, Inc.*	599	11,459
Rent-A-Center, Inc.	623	11,457
Cross Country Healthcare, Inc.*	845	11,408
Threshold Pharmaceuticals, Inc.*	2,988	11,384
Foamix Pharmaceuticals Ltd.*	1,591	11,344
Flexion Therapeutics, Inc.*	687	11,322
BioScrip, Inc.*	5,740	11,308
Molina Healthcare, Inc.*	182	11,284
Collegium Pharmaceutical, Inc.*	614	11,279
Abeona Therapeutics, Inc.*	2,851	11,261
Vanda Pharmaceuticals, Inc.*	1,045	11,223
CTI BioPharma Corp.*	8,425	11,205
Impax Laboratories, Inc.*	323	11,185
Dynavax Technologies Corp.*	492	11,173
PDL BioPharma, Inc.	2,439	11,171
Inogen, Inc.*	260	11,112
Lexicon Pharmaceuticals, Inc.*	1,168	11,108
PTC Therapeutics, Inc.*	446	11,092
Trevena, Inc.*	1,152	11,082
Amsurg Corp. — Class A*	158	11,074
Pernix Therapeutics Holdings, Inc.*	3,933	11,052
Entellus Medical, Inc.*	650	11,044
PRA Health Sciences, Inc.*	315	11,038
Medicines Co.*	322	11,025
Arena Pharmaceuticals, Inc.*	5,830	11,019
Akebia Therapeutics, Inc.*	1,234	11,007
Alliance HealthCare Services, Inc.*	1,298	10,981
XBiotech, Inc.*	772	10,947
Catalyst Pharmaceuticals, Inc.*	3,464	10,946
Unilife Corp.*	14,488	10,918
Adamas Pharmaceuticals, Inc.*	736	10,863
Carbylan Therapeutics, Inc.*	3,016	10,858
Nevro Corp.*	266	10,845
Axovant Sciences Ltd.*	889	10,837
CONMED Corp.	267	10,830
Vitae Pharmaceuticals, Inc.*	911	10,823
James River Group Holdings Ltd.	367	10,801
La Jolla Pharmaceutical Co.*	430	10,746
Zogenix, Inc.*	908	10,705
Eagle Pharmaceuticals, Inc.*	168	10,703
Ardelyx, Inc.*	650	10,647
Glaukos Corp.*	528	10,581
Genesis Healthcare, Inc.*	2,127	10,550
VIVUS, Inc.*	8,371	10,547
Advaxis, Inc.*	947	10,502
BioCryst Pharmaceuticals, Inc.*	1,168	10,500
Surgical Care Affiliates, Inc.*	354	10,482
EndoChoice Holdings, Inc.*	1,005	10,372
NewLink Genetics Corp.*	271	10,371
AMN Healthcare Services, Inc.*	364	10,327
Cardtronics, Inc.*	299	10,316
Corium International, Inc.*	1,484	10,299
Tejon Ranch Co.*	457	10,296
Spectrum Pharmaceuticals, Inc.*	1,976	10,295
OvaScience, Inc.*	793	10,285
HeartWare International, Inc.*	238	10,279
Relypsa, Inc.*	640	10,234
Zynerba Pharmaceuticals, Inc.*	812	10,223

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Enanta Pharmaceuticals, Inc.*	363	$10,197
EVERTEC, Inc.	557	10,160
Idera Pharmaceuticals, Inc.*	3,678	10,151
Medgenics, Inc.*	1,547	10,133
Seres Therapeutics, Inc.*	341	10,107
ABIOMED, Inc.*	137	10,091
Fibrocell Science, Inc.*	2,638	10,077
Xoom Corp.*	403	10,051
Depomed, Inc.*	574	10,045
Green Dot Corp. — Class A*	541	10,030
Merit Medical Systems, Inc.*	541	10,030
Ignyta, Inc.*	979	10,025
Apollo Education Group, Inc. — Class A*	1,379	10,012
POZEN, Inc.*	1,707	9,986
Cardiovascular Systems, Inc.*	728	9,974
Anthera Pharmaceuticals, Inc.*	1,725	9,953
Paratek Pharmaceuticals, Inc.*	573	9,947
Kindred Healthcare, Inc.	742	9,943
Addus HomeCare Corp.*	398	9,942
RTI Surgical, Inc.*	2,353	9,894
GenMark Diagnostics, Inc.*	1,555	9,890
Bellicum Pharmaceuticals, Inc.*	788	9,858
Novavax, Inc.*	1,457	9,835
InVivo Therapeutics Holdings Corp.*	1,337	9,707
LDR Holding Corp.*	383	9,690
NantKwest, Inc.*	811	9,651
Neos Therapeutics, Inc.*	680	9,629
Harvard Bioscience, Inc.*	3,265	9,599
Antares Pharma, Inc.*	6,950	9,591
Epizyme, Inc.*	730	9,556
Xencor, Inc.*	882	9,552
Northwest Biotherapeutics, Inc.*	1,952	9,526
Endologix, Inc.*	1,115	9,522
MiMedx Group, Inc.*	1,306	9,508
Trovagene, Inc.*	2,198	9,473
Second Sight Medical Products, Inc.*	1,585	9,320
Arrowhead Research Corp.*	1,799	9,265
Cepheid*	269	8,985
Everi Holdings, Inc.*	1,887	8,831
Adeptus Health, Inc. — Class A*	136	8,825
Cempra, Inc.*	395	8,769
Sarepta Therapeutics, Inc.*	360	8,662
Aratana Therapeutics, Inc.*	1,224	8,556
Atara Biotherapeutics, Inc.*	326	8,401
Natera, Inc.*	1,009	8,324
Aimmune Therapeutics, Inc.*	534	8,037
Esperion Therapeutics, Inc.*	332	7,968
Nivalis Therapeutics, Inc.*	955	7,659
Nobilis Health Corp.*	2,649	7,470
Ocular Therapeutix, Inc.*	846	7,301
Genocea Biosciences, Inc.*	1,498	7,175
Amicus Therapeutics, Inc.*	919	6,893
Lantheus Holdings, Inc.*	2,271	6,813
Exact Sciences Corp.*	691	5,756
Sientra, Inc.*	1,294	4,865
Synta Pharmaceuticals Corp.*	7,097	4,755
Verastem, Inc.*	2,303	4,238
Zafgen, Inc.*	356	3,428
OPKO Health, Inc.*	1	9
Total Consumer, Non-cyclical		10,568,250

Industrial - 13.7%
PowerSecure International, Inc.*	5,551	69,166
Hornbeck Offshore Services, Inc.*	4,638	62,660
Gibraltar Industries, Inc.*	2,455	62,160
Insteel Industries, Inc.	2,830	60,533
Belden, Inc.	891	57,051
AEP Industries, Inc.*	707	56,560
Era Group, Inc.*	4,009	55,766
Trinseo S.A.*	1,652	53,607
KapStone Paper and Packaging Corp.	2,388	51,939
LSI Industries, Inc.	4,773	51,262
Universal Forest Products, Inc.	704	51,132
Omega Flex, Inc.	1,223	50,558
US Concrete, Inc.*	906	50,247
Comfort Systems USA, Inc.	1,562	49,874
Chase Corp.	1,116	49,561
RBC Bearings, Inc.*	716	48,967
Lawson Products, Inc.*	1,866	48,534
Louisiana-Pacific Corp.*	2,743	48,441
LB Foster Co. — Class A	3,285	48,388
Myers Industries, Inc.	3,096	48,329
Mueller Water Products, Inc. — Class A	5,380	47,344
Boise Cascade Co.*	1,574	47,110
Core Molding Technologies, Inc.*	2,350	47,094
Global Brass & Copper Holdings, Inc.	2,082	46,824
Trex Company, Inc.*	1,198	46,806
Tredegar Corp.	3,255	46,415
Simpson Manufacturing Company, Inc.	1,222	46,412
Berry Plastics Group, Inc.*	1,382	46,297
Haynes International, Inc.	1,155	45,565
Griffon Corp.	2,636	45,287
Headwaters, Inc.*	2,177	44,737
Apogee Enterprises, Inc.	902	44,676
Mueller Industries, Inc.	1,400	44,128
AAON, Inc.	2,131	43,622
Rexnord Corp.*	2,358	43,576
Northwest Pipe Co.*	3,252	42,959
Patrick Industries, Inc.*	1,053	42,731
Advanced Drainage Systems, Inc.	1,354	42,543
Summit Materials, Inc. — Class A*	2,006	42,246
Greif, Inc. — Class A	1,280	41,958
Quanex Building Products Corp.	2,198	41,476
TimkenSteel Corp.	3,872	41,198
NCI Building Systems, Inc.*	3,908	40,878
Stock Building Supply Holdings, Inc.*	2,350	40,608

60 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Nortek, Inc.*	646	$39,632
PGT, Inc.*	3,283	39,593
Masonite International Corp.*	659	39,454
Ply Gem Holdings, Inc.*	3,270	38,651
LSB Industries, Inc.*	2,301	36,011
Builders FirstSource, Inc.*	3,005	35,519
Continental Building Products, Inc.*	1,990	34,964
American Railcar Industries, Inc.	539	31,110
NN, Inc.	2,155	29,739
UTI Worldwide, Inc.*	4,011	28,598
Mistras Group, Inc.*	1,446	27,358
VSE Corp.	475	27,294
Encore Wire Corp.	608	26,004
YRC Worldwide, Inc.*	1,400	25,563
Albany International Corp. — Class A	663	24,908
Actuant Corp. — Class A	1,074	24,487
General Cable Corp.	1,579	24,301
Matson, Inc.	519	23,786
Gorman-Rupp Co.	830	23,730
Frontline Ltd.*	7,479	23,634
Park-Ohio Holdings Corp.	685	23,633
TriMas Corp.*	1,172	23,452
EnPro Industries, Inc.	476	23,376
AAR Corp.	1,024	23,235
Standex International Corp.	258	23,148
Textainer Group Holdings Ltd.	1,183	23,140
Franklin Electric Company, Inc.	702	23,138
John Bean Technologies Corp.	515	23,103
EnerSys	375	22,871
Lydall, Inc.*	668	22,866
XPO Logistics, Inc.*	822	22,819
TAL International Group, Inc.*	1,338	22,692
Atlas Air Worldwide Holdings, Inc.*	550	22,682
Echo Global Logistics, Inc.*	953	22,672
Greenbrier Companies, Inc.	596	22,672
Hillenbrand, Inc.	761	22,579
Harsco Corp.	2,097	22,501
Altra Industrial Motion Corp.	849	22,465
Ardmore Shipping Corp.	1,563	22,429
Exponent, Inc.	436	22,415
Aegion Corp. — Class A*	1,161	22,396
CAI International, Inc.*	1,912	22,217
Primoris Services Corp.	1,112	22,151
Brady Corp. — Class A	970	22,067
Itron, Inc.*	600	22,037
Federal Signal Corp.	1,459	21,973
Raven Industries, Inc.	1,206	21,961
Teekay Tankers Ltd. — Class A	2,866	21,896
Furmanite Corp.*	3,150	21,893
Generac Holdings, Inc.*	693	21,871
Woodward, Inc.	480	21,840
Advanced Energy Industries, Inc.*	772	21,832
GasLog Ltd.	1,886	21,821
CIRCOR International, Inc.	475	21,812
Powell Industries, Inc.	651	21,691
Littelfuse, Inc.	217	21,685
Kratos Defense & Security Solutions, Inc.*	4,334	21,627
NVE Corp.	362	21,464
Heritage-Crystal Clean, Inc.*	1,797	21,421
Air Transport Services Group, Inc.*	2,187	21,411
OSI Systems, Inc.*	248	21,373
Ducommun, Inc.*	984	21,294
Aerovironment, Inc.*	923	21,294
Hub Group, Inc. — Class A*	532	21,269
GP Strategies Corp.*	847	21,251
AZZ, Inc.	384	21,247
Moog, Inc. — Class A*	344	21,245
Allied Motion Technologies, Inc.	1,093	21,084
Curtiss-Wright Corp.	303	21,077
KLX, Inc.*	538	21,041
Xerium Technologies, Inc.*	1,557	21,020
Granite Construction, Inc.	637	20,919
Tetra Tech, Inc.	777	20,901
Ship Finance International Ltd.	1,222	20,884
Kaman Corp.	536	20,845
EMCOR Group, Inc.	429	20,712
Columbus McKinnon Corp.	1,108	20,709
DXP Enterprises, Inc.*	684	20,698
Sun Hydraulics Corp.	706	20,679
Cubic Corp.	461	20,676
Dorian LPG Ltd.*	1,755	20,674
Blount International, Inc.*	3,405	20,668
DHT Holdings, Inc.	2,628	20,656
Forward Air Corp.	454	20,592
Mesa Laboratories, Inc.	184	20,580
CECO Environmental Corp.	2,306	20,570
HEICO Corp.	406	20,479
Applied Industrial Technologies, Inc.	495	20,448
Kadant, Inc.	497	20,437
Safe Bulkers, Inc.	6,634	20,433
Esterline Technologies Corp.*	265	20,418
Argan, Inc.	552	20,396
Rofin-Sinar Technologies, Inc.*	701	20,300
CLARCOR, Inc.	407	20,293
Tennant Co.	346	20,040
Barnes Group, Inc.	532	19,998
Hurco Companies, Inc.	744	19,991
MSA Safety, Inc.	459	19,957
Badger Meter, Inc.	329	19,931
Applied Optoelectronics, Inc.*	966	19,919
Navios Maritime Acquisition Corp.	5,535	19,815
TTM Technologies, Inc.*	2,710	19,783
Werner Enterprises, Inc.	747	19,766
Alamo Group, Inc.	421	19,753
PAM Transportation Services, Inc.*	552	19,712
ArcBest Corp.	760	19,684

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Hyster-Yale Materials Handling, Inc.	336	$19,662
ESCO Technologies, Inc.	530	19,658
FreightCar America, Inc.	1,081	19,653
Aerojet Rocketdyne Holdings, Inc.*	1,160	19,650
Graham Corp.	1,155	19,600
Watts Water Technologies, Inc. — Class A	360	19,598
Vishay Precision Group, Inc.*	1,670	19,589
II-VI, Inc.*	1,081	19,588
Tutor Perini Corp.*	1,167	19,582
Casella Waste Systems, Inc. — Class A*	3,223	19,564
Covenant Transportation Group, Inc. — Class A*	1,005	19,397
Fabrinet*	894	19,373
USA Truck, Inc.*	1,065	19,362
Vicor Corp.*	1,997	19,291
Dycom Industries, Inc.*	253	19,251
TASER International, Inc.*	822	19,243
Knight Transportation, Inc.	757	19,243
FARO Technologies, Inc.*	569	19,227
Hill International, Inc.*	5,681	19,202
Teledyne Technologies, Inc.*	215	19,184
Nordic American Tankers Ltd.	1,254	19,161
ZAGG, Inc.*	2,258	19,148
Swift Transportation Co. — Class A*	1,224	19,131
Lindsay Corp.	282	19,114
Marten Transport Ltd.	1,163	19,062
Vishay Intertechnology, Inc.	1,791	18,985
Scorpio Tankers, Inc.	2,076	18,933
Newport Corp.*	1,251	18,903
MasTec, Inc.*	1,126	18,883
Twin Disc, Inc.	1,597	18,813
Multi-Fineline Electronix, Inc.*	1,010	18,766
GSI Group, Inc.*	1,385	18,711
IMAX Corp.*	482	18,504
Tech Data Corp.*	253	18,416
Stoneridge, Inc.*	1,447	18,362
Eagle Bulk Shipping, Inc.*	3,003	18,318
Astec Industries, Inc.	563	18,298
AVX Corp.	1,338	18,063
Proto Labs, Inc.*	276	17,896
Heartland Express, Inc.	950	17,889
Briggs & Stratton Corp.	998	17,735
Methode Electronics, Inc.	530	17,665
Drew Industries, Inc.	294	17,590
Sparton Corp.*	744	17,506
Scorpio Bulkers, Inc.*	12,498	17,497
American Science & Engineering, Inc.	465	17,428
Knowles Corp.*	1,041	17,343
Astronics Corp.*	456	17,241
Gener8 Maritime, Inc.*	1,656	17,222
Checkpoint Systems, Inc.	2,285	17,092
Milacron Holdings Corp.*	996	17,002
Celadon Group, Inc.	1,173	16,985
Sanmina Corp.*	821	16,970
TRC Companies, Inc.*	1,638	16,921
MYR Group, Inc.*	752	16,920
CTS Corp.	924	16,798
Chart Industries, Inc.*	976	16,777
FEI Co.	232	16,748
US Ecology, Inc.	426	16,703
Kimball Electronics, Inc.*	1,457	16,595
Tidewater, Inc.	1,339	16,537
Universal Display Corp.*	481	16,503
Fenix Parts, Inc.*	2,095	16,488
Coherent, Inc.*	303	16,423
Radiant Logistics, Inc.*	4,122	16,364
Park Electrochemical Corp.	998	16,307
Bel Fuse, Inc. — Class B	898	16,191
Universal Truckload Services, Inc.	1,003	16,028
Benchmark Electronics, Inc.*	808	15,982
Smith & Wesson Holding Corp.*	890	15,896
Plexus Corp.*	456	15,787
National Presto Industries, Inc.	178	15,673
Navios Maritime Holdings, Inc.	7,338	15,483
Fluidigm Corp.*	1,418	15,329
Rogers Corp.*	327	15,212
Control4 Corp.*	2,292	14,990
Sturm Ruger & Company, Inc.	262	14,918
Power Solutions International, Inc.*	804	14,504
Saia, Inc.*	611	14,426
Golden Ocean Group Ltd.*	7,283	14,348
Orion Marine Group, Inc.*	3,423	13,384
Roadrunner Transportation Systems, Inc.*	1,028	10,938
Imprivata, Inc.*	739	7,974
Astronics Corp. — Class B*	68	2,533
Total Industrial		6,035,255

Financial - 10.8%
Marlin Business Services Corp.	1,257	22,199
Aircastle Ltd.	949	21,504
WageWorks, Inc.*	414	19,881
PHH Corp.*	1,309	19,241
Ellie Mae, Inc.*	245	17,880
Federated National Holding Co.	458	14,101
World Acceptance Corp.*	366	13,957
NewBridge Bancorp	1,181	13,358
United Insurance Holdings Corp.	787	13,001
Impac Mortgage Holdings, Inc.*	581	12,985
International. FCStone, Inc.*	405	12,957
Bear State Financial, Inc.*	1,142	12,506
Campus Crest Communities, Inc.	1,876	12,438
NewStar Financial, Inc.*	1,166	12,301
DuPont Fabros Technology, Inc.	377	12,097
Enova International, Inc.*	929	12,077
Bar Harbor Bankshares	339	11,983
Heritage Insurance Holdings, Inc.*	539	11,923

62 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Franklin Financial Network, Inc.*	444	$11,904
Employers Holdings, Inc.	448	11,859
CommunityOne Bancorp*	913	11,814
MBIA, Inc.*	1,569	11,783
Great Southern Bancorp, Inc.	243	11,743
BBX Capital Corp. — Class A*	636	11,670
Pennsylvania Real Estate Investment Trust	519	11,667
Investment Technology Group, Inc.	726	11,623
Acacia Research Corp.	1,745	11,621
National Western Life Group, Inc. — Class A	45	11,609
Gladstone Commercial Corp.	725	11,608
Pzena Investment Management, Inc. — Class A	1,217	11,599
Maiden Holdings Ltd.	745	11,585
Fulton Financial Corp.	862	11,568
Selective Insurance Group, Inc.	317	11,567
Ladenburg Thalmann Financial Services, Inc.*	4,542	11,537
Hallmark Financial Services, Inc.*	888	11,535
First Citizens BancShares, Inc. — Class A	45	11,526
Peoples Financial Services Corp.	283	11,523
Enterprise Financial Services Corp.	405	11,485
Virtus Investment Partners, Inc.	98	11,470
Bank of the Ozarks, Inc.	229	11,455
Western Alliance Bancorporation*	319	11,405
STAG Industrial, Inc.	553	11,347
WisdomTree Investments, Inc.	590	11,346
C1 Financial, Inc.*	548	11,338
Citizens, Inc.*	1,349	11,332
Universal Insurance Holdings, Inc.	359	11,326
First Bancorp, Inc.	536	11,325
Penns Woods Bancorp, Inc.	254	11,315
Education Realty Trust, Inc.	315	11,312
Highwoods Properties, Inc.	260	11,297
Rouse Properties, Inc.	642	11,293
WSFS Financial Corp.	355	11,279
Westwood Holdings Group, Inc.	194	11,271
Terreno Realty Corp.	502	11,235
ZAIS Group Holdings, Inc.*	1,081	11,232
TowneBank	523	11,224
RLI Corp.	184	11,196
Cedar Realty Trust, Inc.	1,601	11,190
Great Western Bancorp, Inc.	396	11,192
Fidelity & Guaranty Life	419	11,187
Urban Edge Properties	471	11,181
Mack-Cali Realty Corp.	513	11,163
Ameris Bancorp	354	11,151
KCG Holdings, Inc. — Class A*	892	11,141
Janus Capital Group, Inc.	717	11,135
Merchants Bancshares, Inc.	353	11,127
New York REIT, Inc.	976	11,126
Ramco-Gershenson Properties Trust	662	11,122
BBCN Bancorp, Inc.	662	11,115
Ames National Corp.	444	11,100
Enterprise Bancorp, Inc.	478	11,099
Community Bank System, Inc.	272	11,087
Equity One, Inc.	417	11,084
Customers Bancorp, Inc.*	403	11,083
HCI Group, Inc.	254	11,077
Yadkin Financial Corp.	470	11,069
Argo Group International Holdings Ltd.	177	11,066
DCT Industrial Trust, Inc.	298	11,062
Bank of Marin Bancorp	208	11,061
St. Joe Co.*	558	11,060
Rexford Industrial Realty, Inc.	730	11,060
Walker & Dunlop, Inc.*	381	11,053
Lakeland Bancorp, Inc.	950	11,049
Washington Federal, Inc.	443	11,047
Kite Realty Group Trust	418	11,039
Brookline Bancorp, Inc.	970	11,010
Summit Hotel Properties, Inc.	841	11,001
FRP Holdings, Inc.*	333	10,989
American National Bankshares, Inc.	436	10,987
Mercantile Bank Corp.	498	10,986
Pacific Continental Corp.	766	10,984
United Community Financial Corp.	2,004	10,981
PS Business Parks, Inc.	128	10,981
Simmons First National Corp. — Class A	213	10,978
Easterly Government Properties, Inc.	628	10,977
CyrusOne, Inc.	311	10,972
First NBC Bank Holding Co.*	295	10,971
Hingham Institution for Savings	86	10,957
Cousins Properties, Inc.	1,091	10,954
Monmouth Real Estate Investment Corp.	1,052	10,951
AMERISAFE, Inc.	200	10,946
First Community Bancshares, Inc.	569	10,942
Century Bancorp, Inc. — Class A	246	10,935
First Bancorp	590	10,933
FelCor Lodging Trust, Inc.	1,357	10,924
PrivateBancorp, Inc. — Class A	261	10,917
FCB Financial Holdings, Inc. — Class A*	307	10,917
National Interstate Corp.	380	10,906
Retail Opportunity Investments Corp.	601	10,896
CorEnergy Infrastructure Trust, Inc.	2,131	10,889
Acadia Realty Trust	331	10,887
Old Second Bancorp, Inc.*	1,622	10,868
Primerica, Inc.	228	10,860
National Storage Affiliates Trust	722	10,859
Altisource Portfolio Solutions S.A.*	405	10,858
Heritage Oaks Bancorp	1,232	10,854
EPR Properties	191	10,851
West Bancorporation, Inc.	549	10,848
Valley National Bancorp	1,033	10,847
Sunstone Hotel Investors, Inc.	750	10,845
FNB Corp.	805	10,843
Atlas Financial Holdings, Inc.*	570	10,841
Investors Real Estate Trust	1,335	10,840

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

One Liberty Properties, Inc.	460	$10,838
Getty Realty Corp.	642	10,837
Banc of California, Inc.	831	10,836
TriCo Bancshares	411	10,834
International Bancshares Corp.	402	10,834
Washington Real Estate Investment Trust	401	10,831
EMC Insurance Group, Inc.	433	10,825
CYS Investments, Inc.	1,402	10,822
Saul Centers, Inc.	193	10,822
Farmers Capital Bank Corp.*	399	10,821
Moelis & Co. — Class A	367	10,819
American Equity Investment Life Holding Co.	421	10,811
First Connecticut Bancorp, Inc.	622	10,810
German American Bancorp, Inc.	345	10,809
Peapack Gladstone Financial Corp.	478	10,808
Diamond Hill Investment Group, Inc.	54	10,803
Cohen & Steers, Inc.	353	10,798
First Busey Corp.	517	10,790
Territorial Bancorp, Inc.	387	10,790
Ambac Financial Group, Inc.*	668	10,788
OceanFirst Financial Corp.	584	10,781
Federal Agricultural Mortgage Corp. — Class C	367	10,775
Armada Hoffler Properties, Inc.	1,003	10,772
CoreSite Realty Corp.	196	10,770
Flagstar Bancorp, Inc.*	484	10,764
Navigators Group, Inc.*	126	10,754
Agree Realty Corp.	332	10,750
STORE Capital Corp.	474	10,746
First Potomac Realty Trust	911	10,741
Renasant Corp.	310	10,735
Pinnacle Financial Partners, Inc.	204	10,734
National Commerce Corp.*	427	10,722
Webster Financial Corp.	289	10,722
Pacific Premier Bancorp, Inc.*	502	10,718
Potlatch Corp.	343	10,715
Lexington Realty Trust	1,212	10,714
Central Pacific Financial Corp.	479	10,710
Bridge Bancorp, Inc.	373	10,709
Select Income REIT	530	10,706
Suffolk Bancorp	358	10,701
Cass Information Systems, Inc.	205	10,693
Home BancShares, Inc.	249	10,687
Sovran Self Storage, Inc.	107	10,686
Hersha Hospitality Trust	445	10,684
Capitol Federal Financial, Inc.	823	10,683
Parkway Properties, Inc.	638	10,674
Green Bancorp, Inc.*	871	10,670
Charter Financial Corp.	814	10,663
Columbia Banking System, Inc.	320	10,662
Alexander’s, Inc.	27	10,662
Gramercy Property Trust, Inc.	470	10,660
First Financial Corp.	311	10,658
Global Indemnity plc — Class A*	375	10,654
Southwest Bancorp, Inc.	630	10,653
Urstadt Biddle Properties, Inc. — Class A	530	10,653
Regional Management Corp.*	653	10,650
Healthcare Realty Trust, Inc.	404	10,649
Chatham Lodging Trust	465	10,644
CatchMark Timber Trust, Inc. — Class A	972	10,643
United Bankshares, Inc.	269	10,639
Cascade Bancorp*	1,894	10,625
Park Sterling Corp.	1,465	10,621
GEO Group, Inc.	329	10,617
CU Bancorp*	440	10,613
First Financial Bankshares, Inc.	319	10,609
Alexander & Baldwin, Inc.	281	10,605
Financial Institutions, Inc.	406	10,605
First Business Financial Services, Inc.	430	10,600
Metro Bancorp, Inc.	342	10,595
Capital Bank Financial Corp. — Class A	328	10,594
Baldwin & Lyons, Inc. — Class B	456	10,593
Monogram Residential Trust, Inc.	1,074	10,590
Sandy Spring Bancorp, Inc.	385	10,588
Republic Bancorp, Inc. — Class A	416	10,579
National Bankshares, Inc.	324	10,579
BSB Bancorp, Inc.*	481	10,577
Inland Real Estate Corp.	1,195	10,576
Enstar Group Ltd.*	67	10,573
Forestar Group, Inc.*	747	10,570
Beneficial Bancorp, Inc.*	762	10,569
Whitestone REIT — Class B	855	10,568
Eagle Bancorp, Inc.*	222	10,567
FBL Financial Group, Inc. — Class A	168	10,567
Sun Bancorp, Inc.*	528	10,565
UMH Properties, Inc.	1,068	10,563
Flushing Financial Corp.	502	10,562
United Fire Group, Inc.	284	10,562
Chemical Financial Corp.	311	10,552
Banner Corp.	215	10,550
IBERIABANK Corp.	174	10,550
Safety Insurance Group, Inc.	182	10,547
Seacoast Banking Corporation of Florida*	681	10,542
Glacier Bancorp, Inc.	385	10,534
First Defiance Financial Corp.	275	10,533
First of Long Island Corp.	379	10,525
BancorpSouth, Inc.	422	10,520
Ryman Hospitality Properties, Inc.	200	10,520
First Industrial Realty Trust, Inc.	485	10,515
NBT Bancorp, Inc.	374	10,513
First BanCorp*	2,773	10,510
Physicians Realty Trust	657	10,499
Sterling Bancorp	682	10,496
Kennedy-Wilson Holdings, Inc.	428	10,495
Meridian Bancorp, Inc.	747	10,488
Hilltop Holdings, Inc.*	500	10,485

64 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

QCR Holdings, Inc.	460	$10,479
Trustmark Corp.	436	10,477
Stock Yards Bancorp, Inc.	278	10,475
MainSource Financial Group, Inc.	484	10,474
Union Bankshares Corp.	418	10,471
Lakeland Financial Corp.	233	10,469
Capital City Bank Group, Inc.	678	10,468
Horizon Bancorp	401	10,466
Arrow Financial Corp.	379	10,460
Real Industry, Inc.*	1,101	10,460
Independence Holding Co.	771	10,455
PacWest Bancorp	232	10,449
1st Source Corp.	329	10,449
State National Companies, Inc.	1,157	10,448
Kansas City Life Insurance Co.	213	10,443
Universal Health Realty Income Trust	210	10,435
Third Point Reinsurance Ltd.*	763	10,430
Access National Corp.	504	10,428
Provident Financial Services, Inc.	513	10,424
WesBanco, Inc.	319	10,415
American Assets Trust, Inc.	247	10,414
State Bank Financial Corp.	486	10,400
RE/MAX Holdings, Inc. — Class A	276	10,396
Univest Corporation of Pennsylvania	528	10,396
Northwest Bancshares, Inc.	772	10,391
MidWestOne Financial Group, Inc.	339	10,387
GAMCO Investors, Inc. — Class A	180	10,382
Virtu Financial, Inc. — Class A	429	10,382
Medley Management, Inc. — Class A	1,414	10,379
Texas Capital Bancshares, Inc.*	188	10,378
CubeSmart	373	10,377
Kearny Financial Corp.	868	10,373
Talmer Bancorp, Inc. — Class A	616	10,361
Umpqua Holdings Corp.	620	10,354
Berkshire Hills Bancorp, Inc.	362	10,353
Heartland Financial USA, Inc.	281	10,352
Clifton Bancorp, Inc.	710	10,352
ServisFirst Bancshares, Inc.	244	10,341
Encore Capital Group, Inc.*	254	10,338
EastGroup Properties, Inc.	184	10,333
CNB Financial Corp.	556	10,330
CVB Financial Corp.	592	10,330
Cathay General Bancorp	330	10,329
HomeTrust Bancshares, Inc.*	545	10,322
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	573	10,320
First Financial Bancorp	535	10,315
OneBeacon Insurance Group Ltd. — Class A	716	10,303
Chesapeake Lodging Trust	374	10,300
Houlihan Lokey, Inc.	470	10,298
Preferred Bank/Los Angeles CA	311	10,297
OM Asset Management plc	678	10,292
DiamondRock Hospitality Co.	881	10,290
FirstMerit Corp.	547	10,278
Ashford Hospitality Prime, Inc.	699	10,275
Ashford Hospitality Trust, Inc.	1,492	10,265
Citizens & Northern Corp.	518	10,262
JG Wentworth Co. — Class A*	2,004	10,260
Fox Chase Bancorp, Inc.	585	10,243
National Penn Bancshares, Inc.	850	10,234
MarketAxess Holdings, Inc.	101	10,232
South State Corp.	132	10,230
Financial Engines, Inc.	318	10,227
Prosperity Bancshares, Inc.	199	10,225
CNO Financial Group, Inc.	532	10,220
Preferred Apartment Communities, Inc. — Class A	933	10,216
Donegal Group, Inc. — Class A	722	10,216
Ashford, Inc.*	159	10,216
Meta Financial Group, Inc.	237	10,210
Strategic Hotels & Resorts, Inc.*	724	10,208
Stewart Information Services Corp.	254	10,203
Investors Bancorp, Inc.	815	10,196
TrustCo Bank Corp. NY	1,636	10,192
Dime Community Bancshares, Inc.	587	10,184
Independence Realty Trust, Inc.	1,299	10,184
First Interstate BancSystem, Inc. — Class A	359	10,181
Oritani Financial Corp.	639	10,173
Washington Trust Bancorp, Inc.	262	10,166
CIFC Corp.	1,469	10,165
First Commonwealth Financial Corp.	1,106	10,164
Park National Corp.	112	10,161
Evercore Partners, Inc. — Class A	188	10,152
On Deck Capital, Inc.*	1,066	10,149
Consolidated-Tomoka Land Co.	198	10,148
LaSalle Hotel Properties	345	10,146
Independent Bank Corp.	217	10,143
Ocwen Financial Corp.*	1,451	10,142
Crawford & Co. — Class B	1,690	10,140
First Midwest Bancorp, Inc.	569	10,140
Guaranty Bancorp	615	10,135
BNC Bancorp	451	10,125
First Merchants Corp.	386	10,125
Old National Bancorp	723	10,122
Symetra Financial Corp.	319	10,122
BGC Partners, Inc. — Class A	1,169	10,112
Northfield Bancorp, Inc.	660	10,111
Chambers Street Properties	1,428	10,110
QTS Realty Trust, Inc. — Class A	235	10,107
CenterState Banks, Inc.	693	10,104
BankFinancial Corp.	819	10,098
Triumph Bancorp, Inc.*	605	10,097
Blackhawk Network Holdings, Inc.*	237	10,091
Great Ajax Corp.	780	10,085
OFG Bancorp	1,095	10,085
PRA Group, Inc.*	184	10,083

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Kemper Corp.	282	$10,073
PennyMac Financial Services, Inc. — Class A*	609	10,073
Hanmi Financial Corp.	394	10,047
National Health Investors, Inc.	171	10,045
Bluerock Residential Growth REIT, Inc.	857	10,044
Tompkins Financial Corp.	185	10,042
Stifel Financial Corp.*	226	10,041
GAIN Capital Holdings, Inc.	1,347	10,035
Ares Commercial Real Estate Corp.	813	10,032
National General Holdings Corp.	509	10,032
LTC Properties, Inc.	234	10,027
TriState Capital Holdings, Inc.*	802	10,017
Anchor BanCorp Wisconsin, Inc.*	244	10,009
Apollo Commercial Real Estate Finance, Inc.	602	9,999
State Auto Financial Corp.	419	9,993
Westamerica Bancorporation	226	9,991
Sun Communities, Inc.	149	9,986
BancFirst Corp.	162	9,984
People’s Utah Bancorp	606	9,975
Horace Mann Educators Corp.	291	9,964
Waterstone Financial, Inc.	748	9,963
Blue Hills Bancorp, Inc.	702	9,961
United Financial Bancorp, Inc.	767	9,956
iStar, Inc.*	769	9,951
Independent Bank Corp.	687	9,948
United Community Banks, Inc.	493	9,939
Starwood Waypoint Residential Trust	404	9,938
Cardinal Financial Corp.	437	9,933
Independent Bank Group, Inc.	255	9,932
ARMOUR Residential REIT, Inc.	484	9,932
Sierra Bancorp	612	9,921
Hudson Pacific Properties, Inc.	347	9,914
Opus Bank	266	9,909
Infinity Property & Casualty Corp.	123	9,904
Southside Bancshares, Inc.	368	9,899
Silver Bay Realty Trust Corp.	611	9,898
MB Financial, Inc.	307	9,898
Community Trust Bancorp, Inc.	287	9,893
Nelnet, Inc. — Class A	276	9,875
Medical Properties Trust, Inc.	872	9,854
Camden National Corp.	252	9,851
Stonegate Bank	315	9,831
Hancock Holding Co.	356	9,826
Fidelity Southern Corp.	469	9,826
Hampton Roads Bankshares, Inc.*	5,311	9,825
Boston Private Financial Holdings, Inc.	857	9,821
UMB Financial Corp.	200	9,816
Wilshire Bancorp, Inc.	917	9,803
Dynex Capital, Inc.	1,478	9,799
S&T Bancorp, Inc.	307	9,787
City Holding Co.	204	9,757
NexPoint Residential Trust, Inc.	740	9,753
AG Mortgage Investment Trust, Inc.	641	9,750
Colony Capital, Inc. — Class A	479	9,743
Government Properties Income Trust	598	9,735
American Residential Properties, Inc.	587	9,727
First American Financial Corp.	255	9,723
Franklin Street Properties Corp.	933	9,722
Calamos Asset Management, Inc. — Class A	1,031	9,681
MGIC Investment Corp.*	1,029	9,673
InfraREIT, Inc.	405	9,671
HFF, Inc. — Class A	280	9,666
American Capital Mortgage Investment Corp.	665	9,649
RLJ Lodging Trust	384	9,635
United Development Funding IV	560	9,632
CoBiz Financial, Inc.	772	9,619
Greenlight Capital Re Ltd. — Class A*	438	9,618
Resource Capital Corp.	749	9,617
Wintrust Financial Corp.	190	9,593
NMI Holdings, Inc. — Class A*	1,274	9,580
Heritage Financial Corp.	520	9,578
Xenia Hotels & Resorts, Inc.	552	9,572
ConnectOne Bancorp, Inc.	536	9,568
Bank Mutual Corp.	1,319	9,550
Capstead Mortgage Corp.	989	9,544
Piper Jaffray Cos.*	268	9,533
Pebblebrook Hotel Trust	278	9,502
LegacyTexas Financial Group, Inc.	331	9,500
Astoria Financial Corp.	595	9,496
CareTrust REIT, Inc.	837	9,475
Ladder Capital Corp. — Class A	663	9,454
Hatteras Financial Corp.	660	9,445
Bryn Mawr Bank Corp.	324	9,438
Apollo Residential Mortgage, Inc.	732	9,421
Sabra Health Care REIT, Inc.	415	9,412
Essent Group Ltd.*	390	9,399
Marcus & Millichap, Inc.*	215	9,368
Orchid Island Capital, Inc.	1,050	9,324
Anworth Mortgage Asset Corp.	1,953	9,316
Invesco Mortgage Capital, Inc.	773	9,315
Redwood Trust, Inc.	697	9,256
PennyMac Mortgage Investment Trust	627	9,167
Nationstar Mortgage Holdings, Inc.*	689	9,143
Altisource Residential Corp.	634	9,123
New York Mortgage Trust, Inc.	1,601	9,094
Cowen Group, Inc. — Class A*	2,154	9,068
HomeStreet, Inc.*	432	9,042
Peoples Bancorp, Inc.	469	8,986
Heritage Commerce Corp.	849	8,982
New Senior Investment Group, Inc.	896	8,978
Radian Group, Inc.	620	8,971
Oppenheimer Holdings, Inc. — Class A	487	8,936
eHealth, Inc.*	741	8,855
Arlington Asset Investment Corp. — Class A	636	8,809
New Residential Investment Corp.	726	8,806
EverBank Financial Corp.	509	8,785

66 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

RAIT Financial Trust	1,796	$8,711
Western Asset Mortgage Capital Corp.	755	8,622
FNFV Group*	757	8,509
Greenhill & Company, Inc.	326	8,417
Bancorp, Inc.*	1,112	8,006
Trupanion, Inc.*	1,217	7,996
Fifth Street Asset Management, Inc.	1,324	7,759
Stonegate Mortgage Corp.*	1,353	7,753
Live Oak Bancshares, Inc.	507	7,270
Walter Investment Management Corp.*	559	6,686
RCS Capital Corp. — Class A*	8,804	6,674
BofI Holding, Inc.*	80	6,401
6D Global Technologies, Inc.*,†††,2	2,961	—
Total Financial		4,745,331

Consumer, Cyclical - 10.8%
Core-Mark Holding Company, Inc.	1,574	127,949
PetMed Express, Inc.	6,276	105,562
Casey’s General Stores, Inc.	979	103,989
Freshpet, Inc.*	9,978	97,286
Green Brick Partners, Inc.*	6,079	64,134
Veritiv Corp.*	1,081	45,402
Unifi, Inc.*	1,426	43,622
Beacon Roofing Supply, Inc.*	1,225	43,353
Republic Airways Holdings, Inc.*	6,656	38,338
Culp, Inc.	1,272	38,173
Interface, Inc. — Class A	1,831	35,796
Installed Building Products, Inc.*	1,595	35,328
CalAtlantic Group, Inc.	732	27,882
Hawaiian Holdings, Inc.*	794	27,552
Flexsteel Industries, Inc.	516	22,440
Wabash National Corp.*	1,854	22,192
Herman Miller, Inc.	696	22,084
H&E Equipment Services, Inc.	1,142	22,052
SkyWest, Inc.	1,157	22,029
Cavco Industries, Inc.*	223	21,988
Miller Industries, Inc.	958	21,728
Kimball International, Inc. — Class B	1,951	21,305
Mobile Mini, Inc.	621	21,263
Douglas Dynamics, Inc.	965	21,171
Liberty TripAdvisor Holdings, Inc. — Class A*	666	20,773
Titan Machinery, Inc.*	1,696	20,742
Steelcase, Inc. — Class A	1,065	20,672
Modine Manufacturing Co.*	2,455	20,549
Essendant, Inc.	594	20,535
Blue Bird Corp.*	1,890	20,450
Tenneco, Inc.*	360	20,372
Regis Corp.*	1,223	20,204
Commercial Vehicle Group, Inc.*	4,855	20,197
Titan International, Inc.	2,812	19,966
Knoll, Inc.	858	19,940
Standard Motor Products, Inc.	448	19,824
PC Connection, Inc.	851	19,777
Carmike Cinemas, Inc.*	762	19,515
Virgin America, Inc.*	547	19,479
Accuride Corp.*	6,894	19,441
Systemax, Inc.*	2,086	19,337
HNI Corp.	449	19,280
Wesco Aircraft Holdings, Inc.*	1,542	19,213
Boyd Gaming Corp.*	960	19,191
Reading International, Inc. — Class A*	1,237	19,174
Pep Boys-Manny Moe & Jack*	1,273	19,146
UniFirst Corp.	181	19,018
Daktronics, Inc.	1,959	19,002
Tower International, Inc.	686	18,844
DTS, Inc.*	633	18,838
G&K Services, Inc. — Class A	284	18,693
Rentrak Corp.*	338	18,651
Vince Holding Corp.*	4,090	18,610
Diamond Resorts International, Inc.*	654	18,600
Monarch Casino & Resort, Inc.*	847	18,583
Cherokee, Inc.*	1,023	18,567
Rush Enterprises, Inc. — Class A*	759	18,504
DreamWorks Animation SKG, Inc. — Class A*	911	18,439
Fox Factory Holding Corp.*	1,037	18,407
American Axle & Manufacturing Holdings, Inc.*	824	18,260
Sonic Automotive, Inc. — Class A	732	18,256
Christopher & Banks Corp.*	12,499	18,249
Nautilus, Inc.*	1,070	18,233
Sonic Corp.	637	18,179
Cooper-Standard Holding, Inc.*	279	18,146
Tile Shop Holdings, Inc.*	1,250	18,138
Callaway Golf Co.	1,809	18,000
Francesca’s Holdings Corp.*	1,257	17,862
Citi Trends, Inc.	665	17,669
Navistar International Corp.*	1,436	17,663
Fred’s, Inc. — Class A	1,277	17,661
iRobot Corp.*	585	17,556
Caesars Entertainment Corp.*	2,179	17,541
Pool Corp.	215	17,531
Gentherm, Inc.*	356	17,501
Zumiez, Inc.*	997	17,428
Allegiant Travel Co. — Class A	88	17,376
West Marine, Inc.*	1,702	17,326
MarineMax, Inc.*	1,094	17,285
Barnes & Noble Education, Inc.*	1,169	17,243
SeaWorld Entertainment, Inc.	865	17,239
Winnebago Industries, Inc.	819	17,191
Churchill Downs, Inc.	117	17,179
Weyco Group, Inc.	605	17,176
NACCO Industries, Inc. — Class A	382	17,125
Cato Corp. — Class A	453	17,105
Bassett Furniture Industries, Inc.	535	17,099
Eldorado Resorts, Inc.*	1,727	17,097
American Woodmark Corp.*	235	17,085
Iconix Brand Group, Inc.*	1,114	17,066

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Metaldyne Performance Group, Inc.	781	$17,041
International Speedway Corp. — Class A	491	17,033
PriceSmart, Inc.	198	17,024
Federal-Mogul Holdings Corp.*	2,192	16,988
MCBC Holdings, Inc.*	1,284	16,910
Lithia Motors, Inc. — Class A	144	16,904
Caesars Acquisition Co. — Class A*	2,308	16,895
Habit Restaurants, Inc. — Class A*	707	16,883
Motorcar Parts of America, Inc.*	498	16,763
AMC Entertainment Holdings, Inc. — Class A	612	16,750
Universal Electronics, Inc.*	352	16,745
Lifetime Brands, Inc.	1,089	16,738
Marine Products Corp.	2,364	16,714
National CineMedia, Inc.	1,177	16,713
Marcus Corp.	807	16,697
Express, Inc.*	864	16,675
New Home Company, Inc.*	1,163	16,643
Dana Holding Corp.	990	16,632
Restoration Hardware Holdings, Inc.*	161	16,598
Hovnanian Enterprises, Inc. — Class A*	8,055	16,593
Vail Resorts, Inc.	145	16,555
Biglari Holdings, Inc.*	43	16,518
Libbey, Inc.	491	16,517
Cooper Tire & Rubber Co.	395	16,507
Empire Resorts, Inc.*	3,557	16,504
Penn National Gaming, Inc.*	922	16,467
Superior Industries International, Inc.	836	16,452
Genesco, Inc.*	262	16,414
ScanSource, Inc.*	475	16,392
Potbelly Corp.*	1,463	16,386
America’s Car-Mart, Inc.*	478	16,367
Speedway Motorsports, Inc.	885	16,346
La-Z-Boy, Inc.	572	16,331
Kirkland’s, Inc.	710	16,323
El Pollo Loco Holdings, Inc.*	1,408	16,164
Isle of Capri Casinos, Inc.*	844	16,146
Belmond Ltd. — Class A*	1,498	16,089
HSN, Inc.	260	16,081
Johnson Outdoors, Inc. — Class A	749	16,051
Noodles & Co.*	1,081	15,966
Intrawest Resorts Holdings, Inc.*	1,776	15,913
Outerwall, Inc.	265	15,900
Barnes & Noble, Inc.	1,222	15,874
WCI Communities, Inc.*	664	15,863
Five Below, Inc.*	460	15,796
Papa John’s International, Inc.	225	15,788
TiVo, Inc.*	1,735	15,754
Remy International, Inc.	534	15,748
Group 1 Automotive, Inc.	181	15,738
Winmark Corp.	156	15,717
Bravo Brio Restaurant Group, Inc.*	1,338	15,708
Destination XL Group, Inc.*	2,685	15,680
Tilly’s, Inc. — Class A*	2,149	15,666
Popeyes Louisiana Kitchen, Inc.*	277	15,634
Hooker Furniture Corp.	628	15,587
Steiner Leisure Ltd.*	246	15,587
Malibu Boats, Inc. — Class A*	1,095	15,560
BJ’s Restaurants, Inc.*	362	15,541
Mattress Firm Holding Corp.*	364	15,495
Vera Bradley, Inc.*	1,238	15,487
Meritor, Inc.*	1,423	15,468
Morgans Hotel Group Co.*	4,305	15,455
Ascena Retail Group, Inc.*	1,160	15,451
Lumber Liquidators Holdings, Inc.*	1,115	15,409
Pinnacle Entertainment, Inc.*	440	15,404
Superior Uniform Group, Inc.	904	15,404
Chuy’s Holdings, Inc.*	564	15,346
Oxford Industries, Inc.	210	15,292
LGI Homes, Inc.*	544	15,248
Del Frisco’s Restaurant Group, Inc.*	1,132	15,248
Pier 1 Imports, Inc.	2,053	15,233
Ethan Allen Interiors, Inc.	559	15,210
Strattec Security Corp.	254	15,194
Stage Stores, Inc.	1,561	15,189
Select Comfort Corp.*	715	15,158
Ollie’s Bargain Outlet Holdings, Inc.*	956	15,153
Movado Group, Inc.	588	15,135
Red Robin Gourmet Burgers, Inc.*	202	15,128
Shoe Carnival, Inc.	672	15,100
Haverty Furniture Companies, Inc.	644	15,076
Abercrombie & Fitch Co. — Class A	711	15,066
Caleres, Inc.	493	15,066
Bob Evans Farms, Inc.	348	15,058
Guess?, Inc.	715	15,051
Asbury Automotive Group, Inc.*	190	15,048
Denny’s Corp.*	1,372	15,037
Ruth’s Hospitality Group, Inc.	966	14,983
American Eagle Outfitters, Inc.	977	14,929
Taylor Morrison Home Corp. — Class A*	810	14,928
Party City Holdco, Inc.*	943	14,928
Deckers Outdoor Corp.*	268	14,917
Skullcandy, Inc.*	2,662	14,907
Perry Ellis International, Inc.*	692	14,857
Dave & Buster’s Entertainment, Inc.*	385	14,853
Marriott Vacations Worldwide Corp.	230	14,812
Bojangles’, Inc.*	890	14,801
Buckle, Inc.	417	14,778
Cracker Barrel Old Country Store, Inc.	107	14,708
Big Lots, Inc.	319	14,706
La Quinta Holdings, Inc.*	970	14,696
Children’s Place, Inc.	273	14,652
Finish Line, Inc. — Class A	785	14,625
Burlington Stores, Inc.*	304	14,616
Jack in the Box, Inc.	196	14,608
MDC Holdings, Inc.	562	14,606
William Lyon Homes — Class A*	684	14,597

68 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Carrols Restaurant Group, Inc.*	1,241	$14,594
Beazer Homes USA, Inc.*	1,023	14,568
Horizon Global Corp.*	1,657	14,565
Dorman Products, Inc.*	312	14,564
TRI Pointe Group, Inc.*	1,115	14,473
Fogo De Chao, Inc.*	958	14,466
Hibbett Sports, Inc.*	423	14,450
Scientific Games Corp. — Class A*	1,302	14,439
Men’s Wearhouse, Inc.	361	14,433
Zoe’s Kitchen, Inc.*	419	14,426
Shake Shack, Inc. — Class A*	316	14,400
ClubCorp Holdings, Inc.	704	14,390
Interval Leisure Group, Inc.	813	14,349
Meritage Homes Corp.*	406	14,316
Columbia Sportswear Co.	260	14,261
Century Communities, Inc.*	745	14,215
Wingstop, Inc.*	614	14,202
Steven Madden Ltd.*	406	14,149
Krispy Kreme Doughnuts, Inc.*	1,033	14,142
Jamba, Inc.*	1,065	14,111
Planet Fitness, Inc. — Class A*	863	14,101
KB Home	1,076	14,096
M/I Homes, Inc.*	614	14,091
Texas Roadhouse, Inc. — Class A	410	14,084
DineEquity, Inc.	168	14,020
Sportsman’s Warehouse Holdings, Inc.*	1,298	13,966
Bloomin’ Brands, Inc.	819	13,898
Cheesecake Factory, Inc.	287	13,833
Escalade, Inc.	929	13,777
Stein Mart, Inc.	1,547	13,706
JAKKS Pacific, Inc.*	1,729	13,694
Vitamin Shoppe, Inc.*	476	13,656
Arctic Cat, Inc.	652	13,392
Black Diamond, Inc.*	2,404	13,318
Big 5 Sporting Goods Corp.	1,455	13,313
Chico’s FAS, Inc.	960	13,267
Sequential Brands Group, Inc.*	1,060	13,261
Boot Barn Holdings, Inc.*	882	13,230
Papa Murphy’s Holdings, Inc.*	953	13,161
G-III Apparel Group Ltd.*	237	13,056
J Alexander’s Holdings, Inc.*	1,347	12,985
Ruby Tuesday, Inc.*	2,469	12,913
Build-A-Bear Workshop, Inc. — Class A*	827	12,868
Performance Sports Group Ltd.*	1,119	12,846
Wolverine World Wide, Inc.	691	12,832
Tuesday Morning Corp.*	2,281	12,340
Buffalo Wild Wings, Inc.*	79	12,187
Cash America International, Inc.	352	12,155
Kona Grill, Inc.*	882	12,128
Flex Pharma, Inc.*	1,065	12,066
Fiesta Restaurant Group, Inc.*	337	11,916
Conn’s, Inc.*	627	11,894
Container Store Group, Inc.*	1,025	11,695
Crocs, Inc.*	1,082	11,686
VOXX International Corp. — Class A*	2,161	11,151
EZCORP, Inc. — Class A*	1,552	10,336
AV Homes, Inc.*	731	9,678
First Cash Financial Services, Inc.*	246	9,385
Eros International plc*	570	6,367
Total Consumer, Cyclical		4,725,162

Energy - 10.1%
Bill Barrett Corp.*	22,295	108,577
Clayton Williams Energy, Inc.*	1,552	92,453
EXCO Resources, Inc.*	81,380	91,146
RSP Permian, Inc.*	3,220	88,292
Solazyme, Inc.*	26,574	87,163
Pattern Energy Group, Inc.	3,646	85,280
Bonanza Creek Energy, Inc.*	14,862	84,565
Oasis Petroleum, Inc.*	7,162	83,294
Matador Resources Co.*	3,133	80,549
C&J Energy Services Ltd.*	15,956	79,621
Parsley Energy, Inc. — Class A*	4,447	78,845
Callon Petroleum Co.*	9,031	78,389
Carrizo Oil & Gas, Inc.*	2,074	78,045
Archrock, Inc.	3,541	76,981
Trecora Resources*	5,372	76,497
Clean Energy Fuels Corp.*	13,507	76,315
Evolution Petroleum Corp.	11,054	76,273
Northern Oil and Gas, Inc.*	15,071	75,958
Helix Energy Solutions Group, Inc.*	12,994	75,105
Cloud Peak Energy, Inc.*	25,136	74,655
PDC Energy, Inc.*	1,225	73,917
Natural Gas Services Group, Inc.*	3,233	72,807
Par Pacific Holdings, Inc.*	3,193	72,800
Sanchez Energy Corp.*	12,215	72,679
Panhandle Oil and Gas, Inc. — Class A	3,937	72,362
Synergy Resources Corp.*	6,434	71,996
Unit Corp.*	5,666	71,448
Tesco Corp.	8,882	71,056
REX American Resources Corp.*	1,292	70,944
Oil States International, Inc.*	2,351	70,554
Green Plains, Inc.	3,421	70,165
Atwood Oceanics, Inc.	4,214	69,742
TETRA Technologies, Inc.*	10,319	69,550
Geospace Technologies Corp.*	4,478	68,782
Parker Drilling Co.*	24,025	68,712
Jones Energy, Inc. — Class A*	13,073	67,195
Flotek Industries, Inc.*	3,702	67,006
Pioneer Energy Services Corp.*	28,934	66,838
Stone Energy Corp.*	11,945	66,773
Newpark Resources, Inc.*	11,647	65,922
Vivint Solar, Inc.*	5,551	65,668
McDermott International, Inc.*	14,184	65,388
Forum Energy Technologies, Inc.*	4,933	65,362
Matrix Service Co.*	2,821	64,037
FutureFuel Corp.	4,132	63,674

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

TerraForm Global, Inc. — Class A*	8,188	$62,474
SEACOR Holdings, Inc.*	1,061	61,984
SemGroup Corp. — Class A	1,359	61,902
Delek US Holdings, Inc.	2,237	60,846
Contango Oil & Gas Co.*	7,930	60,665
Alon USA Energy, Inc.	3,613	60,518
Fairmount Santrol Holdings, Inc.*	22,605	60,355
Western Refining, Inc.	1,450	60,349
Basic Energy Services, Inc.*	16,154	59,931
Renewable Energy Group, Inc.*	7,588	59,869
Ultra Petroleum Corp.*	10,586	58,011
Pacific Ethanol, Inc.*	9,617	57,798
CARBO Ceramics, Inc.	3,120	54,662
Peabody Energy Corp.*	3,557	45,494
Sunrun, Inc.*	5,849	43,341
MRC Global, Inc.*	3,482	41,436
SunCoke Energy, Inc.	7,988	39,620
Westmoreland Coal Co.*	4,715	33,759
Bristow Group, Inc.	702	24,380
Plug Power, Inc.*	10,037	24,189
Thermon Group Holdings, Inc.*	926	18,622
Gulfmark Offshore, Inc. — Class A	2,849	17,778
PHI, Inc.*	915	17,422
Total Energy		4,458,785

Communications - 9.8%
Iridium Communications, Inc.*	11,608	95,302
8x8, Inc.*	8,775	93,541
Cogent Communications Holdings, Inc.	2,825	86,784
General Communication, Inc. — Class A*	4,218	85,900
Globalstar, Inc.*	47,094	84,768
Cincinnati Bell, Inc.*	22,279	83,992
Consolidated Communications Holdings, Inc.	3,711	82,013
Hawaiian Telcom Holdco, Inc.*	3,560	81,240
Shenandoah Telecommunications Co.	1,732	81,040
j2 Global, Inc.	1,042	80,807
Lumos Networks Corp.	6,119	79,302
West Corp.	3,300	78,573
ORBCOMM, Inc.*	13,217	78,509
Atlantic Tele-Network, Inc.	1,007	76,955
FairPoint Communications, Inc.*	4,779	76,655
Spok Holdings, Inc.	4,242	76,483
RigNet, Inc.*	2,549	76,470
Premiere Global Services, Inc.*	5,484	75,021
Vonage Holdings Corp.*	12,300	74,661
Gogo, Inc.*	5,083	71,824
Windstream Holdings, Inc.	10,707	69,703
Boingo Wireless, Inc.*	8,859	68,480
Inteliquent, Inc.	3,301	68,397
IDT Corp. — Class B	5,031	65,151
Intelsat S.A.*	9,714	64,307
Straight Path Communications, Inc. — Class B*	1,780	55,180
Journal Media Group, Inc.	2,152	26,340
Angie’s List, Inc.*	3,132	24,211
NETGEAR, Inc.*	582	24,095
DHI Group, Inc.*	2,618	23,693
Polycom, Inc.*	1,699	23,412
Preformed Line Products Co.	537	22,822
ShoreTel, Inc.*	2,319	21,891
NeoPhotonics Corp.*	2,623	21,692
Oclaro, Inc.*	7,254	21,255
Liquidity Services, Inc.*	2,573	21,074
EW Scripps Co. — Class A	945	20,846
Media General, Inc.*	1,401	20,819
Wix.com Ltd.*	940	20,793
TeleCommunication Systems, Inc. — Class A*	5,074	20,753
Zix Corp.*	3,983	20,632
Entravision Communications Corp. — Class A	2,350	20,586
A10 Networks, Inc.*	2,866	20,578
TrueCar, Inc.*	3,343	20,526
Gigamon, Inc.*	774	20,302
Aerohive Networks, Inc.*	2,970	20,018
Saga Communications, Inc. — Class A	465	20,005
Global Eagle Entertainment, Inc.*	1,501	19,993
Ciena Corp.*	824	19,891
CalAmp Corp.*	1,046	19,832
Anixter International, Inc.*	288	19,751
Bankrate, Inc.*	1,658	19,680
Gray Television, Inc.*	1,237	19,656
Textura Corp.*	665	19,524
HC2 Holdings, Inc.*	2,569	19,422
United Online, Inc.*	1,647	19,237
Sonus Networks, Inc.*	2,870	18,971
Web.com Group, Inc.*	803	18,846
EarthLink Holdings Corp.	2,191	18,733
Extreme Networks, Inc.*	5,213	18,715
Nexstar Broadcasting Group, Inc. — Class A	351	18,683
Harte-Hanks, Inc.	4,377	18,602
Sinclair Broadcast Group, Inc. — Class A	618	18,546
Travelzoo, Inc.*	2,064	18,452
Wayfair, Inc. — Class A*	434	18,345
NIC, Inc.	967	18,344
Lionbridge Technologies, Inc.*	3,403	18,342
Perficient, Inc.*	1,094	18,292
Rubicon Project, Inc.*	1,203	18,237
ePlus, Inc.*	216	18,235
ModusLink Global Solutions, Inc.*	6,267	18,111
Tribune Publishing Co.	1,917	18,097
InterDigital, Inc.	356	18,063
Reis, Inc.	739	17,987
RetailMeNot, Inc.*	2,046	17,984
ADTRAN, Inc.	1,158	17,984
VASCO Data Security International, Inc.*	944	17,945
TechTarget, Inc.*	1,922	17,932
Shutterfly, Inc.*	429	17,894
Plantronics, Inc.	333	17,855

70 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

New York Times Co. — Class A	1,341	$17,808
VirnetX Holding Corp.*	4,686	17,807
Clearfield, Inc.*	1,268	17,790
Endurance International Group Holdings, Inc.*	1,332	17,756
Townsquare Media, Inc. — Class A*	1,616	17,711
KVH Industries, Inc.*	1,806	17,699
Yodlee, Inc.*	1,054	17,686
Limelight Networks, Inc.*	8,652	17,650
Q2 Holdings, Inc.*	715	17,625
Crown Media Holdings, Inc. — Class A*	3,040	17,602
Marin Software, Inc.*	4,913	17,589
1-800-Flowers.com, Inc. — Class A*	1,770	17,576
ViaSat, Inc.*	265	17,479
Entercom Communications Corp. — Class A*	1,581	17,454
MDC Partners, Inc. — Class A	837	17,393
LogMeIn, Inc.*	258	17,379
XO Group, Inc.*	1,143	17,294
Finisar Corp.*	1,510	17,169
RingCentral, Inc. — Class A*	923	17,076
Intralinks Holdings, Inc.*	1,950	17,063
Marketo, Inc.*	579	17,040
Internap Corp.*	2,518	17,022
NeuStar, Inc. — Class A*	626	17,021
New Media Investment Group, Inc.	1,042	16,776
Infinera Corp.*	848	16,756
Infoblox, Inc.*	1,026	16,734
Harmonic, Inc.*	2,894	16,669
Rocket Fuel, Inc.*	3,619	16,647
Box, Inc. — Class A*	1,332	16,623
Daily Journal Corp.*	81	16,581
Zendesk, Inc.*	824	16,579
Ixia*	1,149	16,557
Marchex, Inc. — Class B	3,821	16,507
GrubHub, Inc.*	685	16,426
EVINE Live, Inc.*	6,352	16,388
Ruckus Wireless, Inc.*	1,446	16,311
World Wrestling Entertainment, Inc. — Class A	912	16,261
comScore, Inc.*	379	16,214
Calix, Inc.*	2,316	16,189
Bazaarvoice, Inc.*	3,643	16,138
HealthStream, Inc.*	676	16,096
Central European Media Enterprises Ltd. — Class A*	7,441	16,073
Meredith Corp.	340	15,987
Martha Stewart Living Omnimedia, Inc. — Class A*	2,644	15,970
Comtech Telecommunications Corp.	660	15,946
Blue Nile, Inc.*	464	15,822
Time, Inc.	847	15,737
Novatel Wireless, Inc.*	7,316	15,729
Hemisphere Media Group, Inc.*	1,158	15,668
Ubiquiti Networks, Inc.*	536	15,640
RealNetworks, Inc.*	4,011	15,563
Scholastic Corp.	378	15,449
Stamps.com, Inc.*	202	15,273
Telenav, Inc.*	2,120	15,264
FTD Companies, Inc.*	537	15,208
Pacific DataVision, Inc.*	542	15,187
Loral Space & Communications, Inc.*	339	15,157
ChannelAdvisor Corp.*	1,703	14,850
Shutterstock, Inc.*	517	14,724
QuinStreet, Inc.*	2,653	14,724
Sizmek, Inc.*	2,457	14,570
Chegg, Inc.*	2,103	14,511
Houghton Mifflin Harcourt Co.*	737	14,438
Rapid7, Inc.*	701	14,413
Black Box Corp.	1,172	14,310
Lands’ End, Inc.*	579	14,290
DigitalGlobe, Inc.*	934	13,945
WebMD Health Corp. — Class A*	337	13,702
GTT Communications, Inc.*	729	13,647
Alliance Fiber Optic Products, Inc.	989	13,460
Overstock.com, Inc.*	858	13,436
Corindus Vascular Robotics, Inc.*	3,841	12,291
Blucora, Inc.*	1,238	12,132
Etsy, Inc.*	1,107	12,066
Safeguard Scientifics, Inc.*	594	10,544
Quotient Technology, Inc.*	1,776	9,839
Cumulus Media, Inc. — Class A*	20,031	9,196
Total Communications		4,296,484

Technology - 7.7%
inContact, Inc.*	9,817	87,371
Cabot Microelectronics Corp.*	1,021	43,055
PMC-Sierra, Inc.*	2,676	31,899
ExOne Co.*	2,763	29,564
Cray, Inc.*	883	26,164
Amkor Technology, Inc.*	3,874	24,097
Engility Holdings, Inc.	739	23,788
InnerWorkings, Inc.*	3,055	22,850
MTS Systems Corp.	342	22,582
Sigma Designs, Inc.*	2,563	22,579
InvenSense, Inc. — Class A*	1,892	22,553
Cohu, Inc.	1,772	22,309
Sykes Enterprises, Inc.*	760	22,039
Integrated Device Technology, Inc.*	863	22,007
CEVA, Inc.*	940	21,968
Synaptics, Inc.*	258	21,953
Convergys Corp.	850	21,819
FormFactor, Inc.*	2,627	21,646
QLogic Corp.*	1,741	21,588
ExlService Holdings, Inc.*	487	21,555
MAXIMUS, Inc.	316	21,551
Monotype Imaging Holdings, Inc.	788	21,544
CACI International, Inc. — Class A*	221	21,446
Inphi Corp.*	720	21,434

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Fairchild Semiconductor International, Inc. — Class A*	1,278	$21,317
Diebold, Inc.	575	21,200
Advanced Micro Devices, Inc.*	9,969	21,134
Nanometrics, Inc.*	1,383	21,132
Monolithic Power Systems, Inc.	338	21,098
Silicon Laboratories, Inc.*	422	21,087
Brightcove, Inc.*	3,389	21,012
Datalink Corp.*	2,855	20,842
Power Integrations, Inc.	410	20,750
Xura, Inc.*	801	20,729
Applied Micro Circuits Corp.*	3,192	20,684
Electronics for Imaging, Inc.*	445	20,666
MobileIron, Inc.*	5,344	20,627
Qualys, Inc.*	573	20,238
TeleTech Holdings, Inc.	694	20,195
Intersil Corp. — Class A	1,477	20,013
CommVault Systems, Inc.*	493	19,976
Alpha & Omega Semiconductor Ltd.*	2,245	19,936
Semtech Corp.*	1,131	19,793
M/A-COM Technology Solutions Holdings, Inc.*	586	19,772
Xcerra Corp.*	2,836	19,682
Proofpoint, Inc.*	279	19,652
SciQuest, Inc.*	1,655	19,628
Lattice Semiconductor Corp.*	4,262	19,520
Cavium, Inc.*	275	19,511
Immersion Corp.*	1,503	19,509
Manhattan Associates, Inc.*	266	19,378
Pegasystems, Inc.	694	19,355
ManTech International Corp. — Class A	669	19,334
Axcelis Technologies, Inc.*	6,902	19,326
IXYS Corp.	1,551	19,325
Tyler Technologies, Inc.*	113	19,251
Cascade Microtech, Inc.*	1,253	19,196
Five9, Inc.*	4,428	19,173
Xactly Corp.*	2,059	19,149
Science Applications International Corp.	417	19,124
Acxiom Corp.*	864	19,112
Guidewire Software, Inc.*	328	19,099
Verint Systems, Inc.*	401	19,080
Microsemi Corp.*	529	19,049
American Software, Inc. — Class A	1,861	19,038
Ciber, Inc.*	5,329	19,025
FleetMatics Group plc*	341	18,980
Blackbaud, Inc.	302	18,933
Mentor Graphics Corp.	696	18,931
Actua Corp.*	1,366	18,919
KEYW Holding Corp.*	2,651	18,902
ACI Worldwide, Inc.*	789	18,897
Paycom Software, Inc.*	497	18,891
MaxLinear, Inc. — Class A*	1,452	18,876
OmniVision Technologies, Inc.*	653	18,852
Tangoe, Inc.*	2,276	18,845
Take-Two Interactive Software, Inc.*	567	18,824
DSP Group, Inc.*	1,857	18,756
Park City Group, Inc.*	1,608	18,733
Bottomline Technologies de, Inc.*	676	18,712
CSG Systems International, Inc.	557	18,671
Virtusa Corp.*	324	18,607
Digi International, Inc.*	1,442	18,602
TubeMogul, Inc.*	1,556	18,594
Violin Memory, Inc.*	11,517	18,542
Demandware, Inc.*	327	18,541
Globant S.A.*	536	18,530
Aspen Technology, Inc.*	447	18,501
Photronics, Inc.*	1,928	18,490
Mercury Systems, Inc.*	1,076	18,464
Rudolph Technologies, Inc.*	1,443	18,456
Workiva, Inc.*	1,111	18,420
Seachange International, Inc.*	2,846	18,414
Quantum Corp.*	21,853	18,357
EPAM Systems, Inc.*	237	18,332
Luxoft Holding, Inc.*	275	18,326
Epiq Systems, Inc.	1,325	18,285
OPOWER, Inc.*	1,894	18,277
HubSpot, Inc.*	352	18,262
Silicon Graphics International Corp.*	4,178	18,258
Diodes, Inc.*	794	18,183
MKS Instruments, Inc.	515	18,149
Mattson Technology, Inc.*	7,749	18,133
BroadSoft, Inc.*	567	18,127
Interactive Intelligence Group, Inc.*	559	18,078
Syntel, Inc.*	383	18,016
AVG Technologies N.V.*	756	17,917
SPS Commerce, Inc.*	249	17,883
Integrated Silicon Solution, Inc.	795	17,872
SYNNEX Corp.	202	17,865
PROS Holdings, Inc.*	743	17,847
Tessera Technologies, Inc.	510	17,835
Avid Technology, Inc.*	2,105	17,787
Benefitfocus, Inc.*	556	17,770
Sapiens International Corporation N.V.	1,497	17,680
PDF Solutions, Inc.*	1,666	17,593
Brooks Automation, Inc.	1,587	17,520
Insight Enterprises, Inc.*	689	17,501
Ebix, Inc.	631	17,498
Everyday Health, Inc.*	1,857	17,457
Imperva, Inc.*	247	17,443
Unisys Corp.*	1,300	17,420
Jive Software, Inc.*	3,572	17,396
Synchronoss Technologies, Inc.*	493	17,344
New Relic, Inc.*	437	17,327
Silver Spring Networks, Inc.*	1,320	17,305
EMCORE Corp.*	2,522	17,250
Pericom Semiconductor Corp.	987	17,223

72 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Model N, Inc.*	1,705	$17,221
Vocera Communications, Inc.*	1,463	17,220
Cirrus Logic, Inc.*	558	17,203
Callidus Software, Inc.*	988	17,162
Appfolio, Inc. — Class A*	974	17,055
Super Micro Computer, Inc.*	604	17,039
Entegris, Inc.*	1,318	16,910
NetScout Systems, Inc.*	471	16,895
RealD, Inc.*	1,657	16,852
Agilysys, Inc.*	1,482	16,850
RealPage, Inc.*	995	16,816
QAD, Inc. — Class A	652	16,652
LivePerson, Inc.*	2,134	16,645
Ultratech, Inc.*	1,060	16,568
Cvent, Inc.*	513	16,216
Constant Contact, Inc.*	620	16,182
Digital Turbine, Inc.*	9,630	15,986
Nimble Storage, Inc.*	707	15,978
Exar Corp.*	2,808	15,978
Varonis Systems, Inc.*	997	15,922
MINDBODY, Inc. — Class A*	1,017	15,906
Apigee Corp.*	1,645	15,874
Progress Software Corp.*	651	15,806
Rovi Corp.*	1,727	15,802
Rambus, Inc.*	1,515	15,635
Envestnet, Inc.*	522	15,587
MedAssets, Inc.*	646	15,297
Cornerstone OnDemand, Inc.*	485	15,278
Guidance Software, Inc.*	2,702	15,239
Carbonite, Inc.*	1,499	15,170
Glu Mobile, Inc.*	3,666	15,104
Amber Road, Inc.*	3,755	15,095
Stratasys Ltd.*	591	15,071
Veeco Instruments, Inc.*	835	15,047
Imation Corp.*	7,443	15,035
Ultra Clean Holdings, Inc.*	3,017	14,723
Hortonworks, Inc.*	742	14,439
Ambarella, Inc.*	292	14,436
Quality Systems, Inc.	1,027	14,429
Castlight Health, Inc. — Class B*	2,839	14,365
MicroStrategy, Inc. — Class A*	83	14,282
Kopin Corp.*	5,294	14,135
Qlik Technologies, Inc.*	436	13,677
Press Ganey Holdings, Inc.*	422	13,225
Evolent Health, Inc. — Class A*	1,003	12,889
Barracuda Networks, Inc.*	671	12,870
Eastman Kodak Co.*	1,023	12,808
Medidata Solutions, Inc.*	296	12,728
Fair Isaac Corp.	126	11,639
Digimarc Corp.*	514	11,544
Omnicell, Inc.*	419	11,397
Computer Programs & Systems, Inc.	296	11,251
2U, Inc.*	444	9,315
Total Technology		3,402,925

Utilities - 6.8%
Piedmont Natural Gas Company, Inc.	1,894	108,546
Black Hills Corp.	1,880	86,065
WGL Holdings, Inc.	1,334	83,015
NRG Yield, Inc. — Class A	6,030	82,792
ONE Gas, Inc.	1,685	82,295
New Jersey Resources Corp.	2,584	81,861
South Jersey Industries, Inc.	3,063	81,200
Laclede Group, Inc.	1,385	81,119
Ormat Technologies, Inc.	2,130	80,344
Abengoa Yield plc	4,331	80,253
Southwest Gas Corp.	1,299	79,837
El Paso Electric Co.	2,051	79,311
Middlesex Water Co.	3,067	79,037
York Water Co.	3,382	78,395
Northwest Natural Gas Co.	1,640	78,343
IDACORP, Inc.	1,169	78,148
SJW Corp.	2,462	78,119
Otter Tail Corp.	2,843	78,012
PNM Resources, Inc.	2,764	77,724
Avista Corp.	2,296	77,720
Chesapeake Utilities Corp.	1,477	77,114
Artesian Resources Corp. — Class A	3,154	76,831
Connecticut Water Service, Inc.	2,078	76,491
Empire District Electric Co.	3,376	76,129
NorthWestern Corp.	1,404	76,083
UIL Holdings Corp.	1,487	75,822
California Water Service Group	3,387	75,733
Portland General Electric Co.	2,038	75,569
Atlantic Power Corp.	37,019	75,519
MGE Energy, Inc.	1,804	74,451
ALLETE, Inc.	1,482	74,411
Cleco Corp.	1,402	74,306
American States Water Co.	1,814	73,921
Consolidated Water Company Ltd.	6,568	72,708
Unitil Corp.	2,047	72,607
Ameresco, Inc. — Class A*	11,016	71,384
Dynegy, Inc.*	3,600	69,948
EnerNOC, Inc.*	7,770	60,917
PICO Holdings, Inc.*	968	9,351
Total Utilities		2,971,431

Basic Materials - 5.7%
Orchids Paper Products Co.	3,952	115,833
Ring Energy, Inc.*	6,782	70,464
Rayonier Advanced Materials, Inc.	6,429	59,275
Oil-Dri Corporation of America	1,810	56,797
OMNOVA Solutions, Inc.*	7,809	56,069
Schnitzer Steel Industries, Inc. — Class A	3,235	54,542
Kronos Worldwide, Inc.	6,772	53,499

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2015
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

AK Steel Holding Corp.*	18,276	$52,818
Stepan Co.	996	52,718
Worthington Industries, Inc.	1,654	50,778
Neenah Paper, Inc.	748	50,423
US Silica Holdings, Inc.	2,725	49,214
Tronox Ltd. — Class A	7,897	49,040
Minerals Technologies, Inc.	832	49,038
Innospec, Inc.	885	48,888
American Vanguard Corp.	3,643	48,853
Chemtura Corp.*	1,516	48,421
Olin Corp.	2,497	47,893
HB Fuller Co.	1,253	47,601
Schweitzer-Mauduit International, Inc.	1,220	47,360
A. Schulman, Inc.	1,313	47,123
PH Glatfelter Co.	2,417	46,890
Carpenter Technology Corp.	1,404	46,767
Balchem Corp.	684	46,717
Kraton Performance Polymers, Inc.*	2,281	46,510
Ferro Corp.*	3,688	46,063
PolyOne Corp.	1,365	45,646
Calgon Carbon Corp.	2,644	45,477
Hawkins, Inc.	1,093	45,294
Commercial Metals Co.	3,094	44,461
Axiall Corp.	2,193	44,408
Aceto Corp.	1,469	44,305
Uranium Energy Corp.*	39,485	44,223
Sensient Technologies Corp.	676	44,123
Clearwater Paper Corp.*	872	43,975
Cliffs Natural Resources, Inc.	15,914	43,923
Innophos Holdings, Inc.	1,021	43,382
Quaker Chemical Corp.	543	43,103
Globe Specialty Metals, Inc.	3,376	42,605
Materion Corp.	1,412	42,572
KMG Chemicals, Inc.	2,013	42,354
Hecla Mining Co.	20,318	42,058
Deltic Timber Corp.	675	41,823
Landec Corp.*	3,389	41,685
Kaiser Aluminum Corp.	510	41,457
Rentech, Inc.*	6,783	39,681
Coeur Mining, Inc.*	14,188	38,308
Stillwater Mining Co.*	4,088	38,182
Koppers Holdings, Inc.	1,947	36,915
Univar, Inc.*	2,045	36,115
Century Aluminum Co.*	8,559	30,984
Horsehead Holding Corp.*	10,842	30,791
Intrepid Potash, Inc.*	7,034	27,151
Total Basic Materials		2,494,595

Diversified - 0.1%
HRG Group, Inc.*	836	11,244
Resource America, Inc. — Class A	1,442	11,089
National Bank Holdings Corp. — Class A	497	10,964
Tiptree Financial, Inc. — Class A	1,478	10,006
Total Diversified		43,303

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	424	11,461

Total Common Stocks
(Cost $44,502,940)		43,752,982

SHORT TERM INVESTMENTS† - 0.3%
Federated U.S. Treasury Cash Reserve Fund 0.00%[1]	136,518	136,518
Total Short Term Investments
(Cost $136,518)		136,518

Total Investments - 99.9%
(Cost $44,639,458)		$43,889,500
Other Assets & Liabilities, net - 0.1%		40,578
Total Net Assets - 100.0%		$43,930,078

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of October 31, 2015.
[2]	This security was fair valued by the Valuation Committee at October 31, 2015.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's net assets at October 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$43,752,982	$—	$—	$43,752,982
Short Term Investments	136,518	—	—	136,518
Total	$43,889,500	$—	$—	$43,889,500

For the year ended October 31, 2015, there were no transfers between levels.

74 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2015
GUGGENHEIM MSCI EMERGING MARKETS EQUAL COUNTRY WEIGHT ETF

	Shares	Value

COMMON STOCKS† - 94.0%

Financial - 39.9%
Commercial International Bank Egypt SAE GDR	56,248	$329,051
Credicorp Ltd.	2,876	325,505
OTP Bank plc	12,134	236,047
Komercni Banka AS	983	204,394
Qatar National Bank SAQ	2,635	132,103
Emaar Properties PJSC	65,359	114,777
Bancolombia S.A. ADR	3,118	107,945
Grupo de Inversiones Suramericana S.A.	6,907	87,857
Bank Central Asia Tbk PT	84,000	79,167
Masraf Al Rayan QSC	6,515	77,316
Powszechna Kasa Oszczednosci Bank Polski S.A.*	10,356	76,995
Turkiye Garanti Bankasi AS ADR	25,864	66,858
Powszechny Zaklad Ubezpieczen S.A.	608	59,306
Ayala Land, Inc.	77,385	59,254
Public Bank BHD	13,600	57,237
Bank Pekao S.A.	1,452	56,634
Bank Rakyat Indonesia Persero Tbk PT	73,200	56,287
First Gulf Bank PJSC	16,527	55,571
Itau Unibanco Holding S.A. ADR	8,000	54,800
Akbank TAS ADR	10,136	52,099
Siam Commercial Bank PCL	13,522	50,754
National Bank of Greece S.A. ADR*	65,400	50,495
Abu Dhabi Commercial Bank PJSC	24,232	49,481
Ezdan Holding Group QSC	9,113	48,816
Malayan Banking BHD	23,600	45,376
Qatar Islamic Bank SAQ	1,376	44,679
Ayala Corp.	2,640	43,981
Aldar Properties PJSC	69,004	42,835
Bank Mandiri Persero Tbk PT	67,200	42,713
Grupo Financiero Banorte SAB de CV — Class O	7,818	42,073
BDO Unibank, Inc.	19,040	41,358
Banco de Chile ADR	617	39,136
Doha Bank QSC	2,754	37,449
Dubai Islamic Bank PJSC	21,072	37,119
SM Prime Holdings, Inc.	79,200	36,537
China Construction Bank Corp.	2,496	36,142
National Bank of Abu Dhabi PJSC	14,948	35,407
Corporation Financiera Colombiana S.A.	2,683	35,111
Qatar Insurance Company SAQ	1,372	35,051
Banco Santander Chile ADR	1,840	34,942
Banco Bradesco S.A. ADR	6,401	34,821
Industrial & Commercial Bank of China Ltd. ADR	2,656	33,598
Bank Zachodni WBK S.A.*	404	32,690
Emaar Malls Group PJSC*	38,108	32,475
FirstRand Ltd.	7,996	29,415
Kasikornbank PCL ADR	1,500	28,875
VTB Bank PJSC GDR	13,135	28,871
Turkiye Is Bankasi — Class C	16,780	28,701
Turkiye Halk Bankasi AS	7,468	28,086
Standard Bank Group Ltd. ADR	2,552	26,286
China Overseas Land & Investment Ltd.	8,000	26,013
Bank of China Ltd. ADR	2,180	25,702
CIMB Group Holdings BHD	23,600	25,325
GT Capital Holdings, Inc.	840	23,575
Bank of the Philippine Islands	12,560	22,695
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	22,220	21,597
Shinhan Financial Group Company Ltd. ADR	548	21,016
Alpha Bank AE — Class B*	160,432	20,380
Sanlam Ltd. ADR	2,128	19,364
Bank Negara Indonesia Persero Tbk PT	55,600	19,315
mBank S.A.*	204	19,224
Central Pattana PCL	14,714	19,030
Ping An Insurance Group Company of China Ltd. ADR	1,672	18,777
Bangkok Bank PCL	3,941	18,560
PICC Property & Casualty Company Ltd. — Class H	8,000	18,271
Yapi ve Kredi Bankasi AS	14,600	17,801
China Life Insurance Company Ltd. ADR	971	17,536
Turkiye Vakiflar Bankasi TAO — Class D	12,044	17,208
Cathay Financial Holding Company Ltd.	12,000	17,152
Dubai Financial Market PJSC	43,720	17,022
Krung Thai Bank PCL	35,197	16,922
Fibra Uno Administracion S.A. de CV	7,358	16,151
KB Financial Group, Inc. ADR	512	16,143
Banco de Credito e Inversiones	387	15,796
Corpbanca S.A. ADR	1,128	15,454
Grupo Financiero Inbursa SAB de CV — Class O	7,358	14,784
Banco Bradesco ADR*	2,359	14,366
AMMB Holdings BHD	12,800	14,242
BB Seguridade Participacoes S.A. ADR	1,961	13,472
Hong Leong Bank BHD	4,000	13,017
Fubon Financial Holding Company Ltd.	8,000	12,987
Hana Financial Group, Inc.	528	12,875
RMB Holdings Ltd.	2,632	12,864
Nedbank Group Ltd.	748	12,487
Evergrande Real Estate Group Ltd.	16,000	12,304
Barclays Africa Group Ltd.	956	12,297
Grupo Financiero Santander Mexico SAB de CV — Class B	6,657	12,224
Lippo Karawaci Tbk PT	138,201	12,015
Shin Kong Financial Holding Company Ltd.	49,959	11,988
CTBC Financial Holding Company Ltd.	21,620	11,888
Eurobank Ergasias S.A.*	342,388	11,725
Mega Financial Holding Company Ltd.	16,000	11,681
Taiwan Cooperative Financial Holding Company Ltd.	25,200	11,295
Samsung Fire & Marine Insurance Company Ltd.	40	11,210
Taiwan Business Bank*	42,920	11,040
Agricultural Bank of China Ltd. ADR	1,056	10,750

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM MSCI EMERGING MARKETS EQUAL COUNTRY WEIGHT ETF

	Shares	Value

Shanghai Industrial Holdings Ltd.	4,000	$10,581
Grupo Financiero Santander Mexico SAB de CV ADR	1,150	10,523
China Merchants Bank Company Ltd. — Class H	4,000	10,503
E.Sun Financial Holding Company Ltd.	17,391	10,473
Redefine Properties Ltd.	12,360	10,349
Hyundai Marine & Fire Insurance Company Ltd.	332	9,887
Growthpoint Properties Ltd.	5,360	9,849
Piraeus Bank S.A.*	95,756	9,837
Banco do Brasil S.A. ADR	2,242	9,192
Samsung Securities Company Ltd.	216	9,152
China Resources Land Ltd.	3,283	8,578
SinoPac Financial Holdings Company Ltd.	25,766	8,532
First Financial Holding Company Ltd.	17,040	8,267
Yuanta Financial Holding Company Ltd.	20,524	8,092
CITIC Ltd.	4,000	7,484
China Life Insurance Company Ltd.	8,800	7,292
Daewoo Securities Company Ltd.	736	7,166
China Development Financial Holding Corp.	24,000	6,469
China Pacific Insurance Group Company Ltd. — Class H	1,600	6,400
Hua Nan Financial Holdings Company Ltd.	12,744	6,144
Country Garden Holdings Company Ltd.	16,000	6,111
Bank of Communications Company Ltd. — Class H	8,000	5,925
BNK Financial Group, Inc.	476	5,845
Summarecon Agung Tbk PT	57,200	5,830
NH Investment & Securities Company Ltd.	636	5,634
Yuexiu Property Company Ltd.	32,000	5,533
China Smarter Energy Group Holdings Ltd.*	64,777	5,516
Industrial Bank of Korea	448	5,502
Longfor Properties Company Ltd.	4,000	5,378
China CITIC Bank Corporation Ltd. — Class H*	8,000	5,192
Taishin Financial Holding Company Ltd.	12,000	4,713
Chang Hwa Commercial Bank Ltd.	8,560	4,456
China Minsheng Banking Corporation Ltd. — Class H	4,000	4,031
Shimao Property Holdings Ltd.	2,000	3,530
SOHO China Ltd.	6,000	3,097
China Overseas Property Holdings Ltd.*	2,666	458
Total Financial		4,421,537

Communications - 9.2%
Naspers Ltd. ADR	752	110,469
Hellenic Telecommunications Organization S.A.	10,792	100,974
America Movil SAB de CV — Class L ADR	5,141	91,561
Telekomunikasi Indonesia Persero Tbk PT	323,200	63,281
Advanced Info Service PCL	8,748	57,307
Tencent Holdings Ltd. ADR	3,008	56,761
Philippine Long Distance Telephone Co. ADR	1,015	48,131
Grupo Televisa SAB ADR	1,592	46,391
China Mobile Ltd. ADR	732	44,147
Global Telecom Holding SAE GDR*	35,804	41,712
Turkcell Iletisim Hizmetleri AS ADR	3,792	37,579
MTN Group Ltd. ADR	3,276	37,379
Ooredoo QSC	1,548	33,084
DiGi.com BHD	17,600	21,549
Axiata Group BHD	14,800	21,256
Mobile TeleSystems PJSC ADR	2,750	19,333
True Corporation PCL*	67,600	19,196
Chunghwa Telecom Company Ltd. ADR	564	17,281
NAVER Corp.	32	16,841
Orange Polska S.A.	8,036	14,791
Maxis BHD	9,600	14,726
Turk Telekomunikasyon AS	6,552	14,154
Telefonica Brasil S.A. ADR	1,261	13,064
Rostelecom PJSC ADR	1,279	11,230
Telekom Malaysia BHD	7,200	11,162
Vodacom Group Ltd. ADR	860	9,271
Surya Citra Media Tbk PT	36,664	7,835
China Unicom Hong Kong Ltd. ADR	564	6,926
MegaFon OAOGDR	510	6,605
Samsung SDI Company Ltd.	68	6,352
China Telecom Corporation Ltd. ADR	116	6,067
Sistema JSFCGDR	863	5,998
Tim Participacoes S.A. ADR	484	5,377
Total Communications		1,017,790

Consumer, Non-cyclical - 9.0%
Richter Gedeon Nyrt	7,652	128,221
DP World Ltd.	3,127	63,197
Fomento Economico Mexicano SAB de CV ADR	603	59,751
Ambev S.A. ADR	11,631	56,643
Magnit PJSC GDR	1,096	49,890
BIM Birlesik Magazalar AS	2,368	48,229
JG Summit Holdings, Inc.	31,000	47,274
Universal Robina Corp.	10,640	45,587
Cencosud S.A.	14,208	31,224
Unilever Indonesia Tbk PT	10,800	29,195
BRF S.A. ADR	1,650	25,295
Cia Cervecerias Unidas S.A. ADR	912	21,861
Cielo S.A. ADR	2,082	19,612
IHH Healthcare BHD	13,200	19,388
Bidvest Group Ltd.	724	18,563
Anadolu Efes Biracilik Ve Malt Sanayii AS	2,276	17,979
Bangkok Dusit Medical Services PCL — Class F	33,532	17,913
Aspen Pharmacare Holdings Ltd.	756	17,019
Kalbe Farma Tbk PT	156,400	16,340
Grupo Bimbo SAB de CV*	5,518	15,647
IOI Corporation BHD	15,600	15,470
Uni-President Enterprises Corp.	8,320	14,096
Charoen Pokphand Foods PCL	23,923	13,923
Coca-Cola Femsa SAB de CV	1,722	13,228

76 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM MSCI EMERGING MARKETS EQUAL COUNTRY WEIGHT ETF

	Shares	Value

KT&G Corp.	132	$13,200
Kimberly-Clark de Mexico SAB de CV — Class A	5,302	12,786
Kuala Lumpur Kepong BHD	2,400	12,726
Charoen Pokphand Indonesia Tbk PT	66,000	12,055
Indofood Sukses Makmur Tbk PT	29,200	11,787
Kimberly-Clark de Mexico SAB de CV ADR	957	11,550
Coca-Cola Icecek AS	908	11,523
Gudang Garam Tbk PT	3,600	11,296
Shoprite Holdings Ltd.	1,024	10,619
Kroton Educational S.A.	3,947	10,443
Coca-Cola Femsa SAB de CV ADR	129	9,892
Mediclinic International Ltd.	1,076	9,475
Tiger Brands Ltd.	388	8,898
JBS S.A ADR	1,071	8,033
Want Want China Holdings Ltd.	8,000	6,668
Cia Brasileira de Distribuicao ADR	492	6,460
PPB Group BHD	1,700	6,118
British American Tobacco Malaysia BHD	400	5,756
Estacio Participacoes S.A. ADR	1,326	5,384
Westports Holdings BHD	4,400	4,404
Celltrion, Inc.*	24	1,621
Total Consumer, Non-cyclical		996,239

Energy - 7.8%
Gazprom PAO ADR	25,068	105,537
MOL Hungarian Oil & Gas plc	2,258	102,493
Lukoil PJSC ADR	2,204	80,005
Ecopetrol S.A. ADR	6,875	64,075
PTT PCL	7,967	61,599
Polski Koncern Naftowy Orlen S.A.	3,408	55,533
Novatek OAO GDR	412	37,678
Polskie Gornictwo Naftowe i Gazownictwo S.A.	21,048	37,483
Tupras Turkiye Petrol Rafinerileri AS*	1,408	37,236
Sasol Ltd. ADR	1,040	33,446
Tatneft PAO ADR	1,056	32,683
Rosneft OAO GDR	6,830	27,320
Surgutneftegas OAO ADR	4,553	24,928
PTT Exploration & Production PCL	11,122	22,827
Petronas Gas BHD	3,600	19,257
Petroleo Brasileiro S.A. ADR*	4,591	18,318
China Petroleum & Chemical Corp. ADR	248	17,876
Petroleo Brasileiro S.A. ADR*	3,334	16,270
CNOOC Ltd. ADR	124	14,096
GS Holdings Corp.	280	12,329
PetroChina Company Ltd. ADR	148	11,637
SK Innovation Company Ltd.*	88	9,147
SapuraKencana Petroleum BHD	18,400	9,037
China Shenhua Energy Company Ltd. ADR	800	5,352
China Longyuan Power Group Corporation Ltd. — Class H	4,000	3,675
Total Energy		859,837

Consumer, Cyclical - 7.0%
OPAP S.A.	9,404	83,624
SACI Falabella	10,416	69,906
CP ALL PCL	38,361	53,927
Astra International Tbk PT	123,200	53,105
Wal-Mart de Mexico SAB de CV	16,555	43,649
JUMBO S.A.	4,124	40,089
SM Investments Corp.	2,040	38,126
Steinhoff International Holdings Ltd.	5,092	31,242
FF Group	1,416	28,640
Almacenes Exito S.A.	6,195	27,981
Jollibee Foods Corp.	5,480	24,111
Hyundai Motor Co.	168	22,989
Kia Motors Corp.	416	20,361
Latam Airlines Group S.A. ADR*	3,632	20,012
Turk Hava Yollari AO*	5,876	17,376
Woolworths Holdings Limited/South Africa	2,328	17,286
Genting BHD	10,000	17,272
Genting Malaysia BHD	17,200	17,216
Matahari Department Store Tbk PT	14,000	16,954
Hyundai Mobis Company Ltd.	80	16,841
LPP S.A.	8	15,149
Pegas Nonwovens SA	426	13,375
Dongfeng Motor Group Company Ltd. — Class H	8,000	11,602
Mr Price Group Ltd.	552	8,496
LG Corp.	144	8,336
Samsung C&T Corp.*	56	7,614
Far Eastern New Century Corp.	8,160	7,440
Kangwon Land, Inc.	200	7,421
Shinsegae Company Ltd.	36	7,342
Great Wall Motor Company Ltd. — Class H	6,000	7,339
Cheng Shin Rubber Industry Company Ltd.	4,000	7,257
Lotte Shopping Company Ltd.	24	4,884
Hankook Tire Company Ltd.	104	3,991
Total Consumer, Cyclical		770,953

Basic Materials - 6.6%
Southern Copper Corp.	4,842	134,415
Industries Qatar QSC	2,401	81,127
Cia de Minas Buenaventura S.A.A. ADR	8,091	51,863
KGHM Polska Miedz S.A.	1,544	36,017
MMC Norilsk Nickel PJSC ADR	2,316	34,393
Empresas CMPC S.A.	13,792	34,077
Grupo Mexico SAB de CV	11,956	29,108
Fibria Celulose S.A. ADR	1,879	25,404
PTT Global Chemical PCL	15,511	24,312
Eregli Demir ve Celik Fabrikalari TAS	15,908	22,619
Ultrapar Participacoes S.A. ADR	1,171	20,270
Sociedad Quimica y Minera de Chile S.A. ADR	1,012	19,613
Petronas Chemicals Group BHD	12,800	18,920
Formosa Plastics Corp.	8,000	18,605
Vale S.A. ADR	5,109	18,392

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM MSCI EMERGING MARKETS EQUAL COUNTRY WEIGHT ETF

	Shares	Value

Uralkali PJSC GDR*	1,498	$18,006
Vale S.A. ADR	3,688	16,080
Nan Ya Plastics Corp.	8,000	15,944
Severstal PAOGDR	1,352	15,899
LG Chem Ltd.	56	14,957
Braskem S.A. ADR	1,339	14,930
POSCO ADR	332	13,290
Mexichem SAB de CV	3,810	9,875
China Steel Corp.	16,000	9,685
Formosa Chemicals & Fibre Corp.	4,000	9,180
Hyundai Steel Co.	188	8,592
Korea Zinc Company Ltd.	16	6,652
Jiangxi Copper Company Ltd. — Class H	4,000	5,295
Gerdau S.A. ADR	3,022	4,201
Total Basic Materials		731,721

Utilities - 4.8%
CEZ AS	10,212	205,260
Enersis S.A. ADR	4,356	57,718
Empresa Nacional de Electricidad S.A. ADR	1,216	45,940
Tenaga Nasional BHD	13,200	38,899
PGE Polska Grupa Energetyczna S.A.	8,980	33,545
Interconexion Electrica S.A. ESP	11,415	27,398
Colbun S.A.	94,312	25,040
Aboitiz Power Corp.	26,000	23,323
Perusahaan Gas Negara Persero Tbk PT	82,400	18,060
Aguas Andinas S.A. — Class A	31,616	16,643
Energa S.A.	2,800	11,993
CPFL Energia S.A. ADR*	958	7,674
RusHydro PJSC ADR	7,854	7,634
Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,680	7,375
Cia Energetica de Minas Gerais ADR	2,782	5,425
Total Utilities		531,927

Industrial - 4.0%
Grupo Argos S.A.	8,347	51,383
Titan Cement Company S.A.	1,952	43,017
Cementos Argos S.A.	12,385	41,119
Hon Hai Precision Industry Company Ltd.	12,600	33,612
Airports of Thailand PCL	3,600	30,162
Cemex SAB de CV ADR*	3,922	24,748
Delta Electronics, Inc.	4,000	20,454
Semen Indonesia Persero Tbk PT	24,000	17,184
BTS Group Holdings PCL	61,960	16,811
United Tractors Tbk PT	12,257	16,208
Indocement Tunggal Prakarsa Tbk PT	11,600	15,255
Embraer S.A. ADR	471	13,833
MISC BHD	6,400	13,453
Gamuda BHD	12,400	12,989
Arabtec Holding PJSC*	25,444	11,292
Grupo Aeroportuario del Sureste SAB de CV — Class B	727	11,252
Promotora y Operadora de Infraestructura SAB de CV*	837	10,488
Taiwan Cement Corp.	8,000	8,921
Orascom Construction Industries SAE GDR*,†††,1	434	8,680
LG Electronics, Inc.	184	7,925
China Everbright International Ltd.	4,000	6,472
LG Display Company Ltd. ADR	592	5,624
China Communications Construction Company Ltd. — Class H	4,000	5,533
Hyundai Heavy Industries Company Ltd.*	64	5,344
China National Building Material Company Ltd. — Class H	8,000	5,006
Hyundai Engineering & Construction Company Ltd.	140	4,249
Asia Cement Corp.	4,000	4,159
Total Industrial		445,173

Technology - 3.2%
Samsung Electronics Company Ltd. GDR	228	136,459
Taiwan Semiconductor Manufacturing Company Ltd. ADR	5,324	116,915
MediaTek, Inc.	4,000	31,358
SK Hynix, Inc.	652	17,557
SK Holdings Co., Ltd.	62	14,520
Advanced Semiconductor Engineering, Inc. ADR	1,328	7,623
Quanta Computer, Inc.	4,000	6,838
Siliconware Precision Industries Company Ltd. ADR	768	5,138
United Microelectronics Corp. ADR	2,744	5,076
Innolux Corp.	12,000	4,048
Inotera Memories, Inc.*	4,000	3,093
Total Technology		348,625

Diversified - 2.5%
Empresas COPEC S.A.	5,152	48,313
Siam Cement PCL	2,800	35,741
Haci Omer Sabanci Holding AS	10,120	32,185
KOC Holding AS ADR	1,440	32,026
Aboitiz Equity Ventures, Inc.	24,000	28,706
Sime Darby BHD	14,400	28,022
Remgro Ltd.	1,120	22,491
Alfa SAB de CV — Class A	8,737	18,189
IJM Corporation BHD	16,800	12,983
CJ Corp.	56	11,789
YTL Corporation BHD	15,500	5,448
Total Diversified		275,893

Total Common Stocks
(Cost $12,157,840)		10,399,695

78 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2015
GUGGENHEIM MSCI EMERGING MARKETS EQUAL COUNTRY WEIGHT ETF

	Shares	Value

PREFERRED STOCKS† - 1.2%
Grupo Aval Acciones y Valores S.A.	104,519	$41,930
Grupo de Inversiones Suramericana	3,190	40,114
Banco Davivienda S.A.	3,137	25,842
Samsung Electronics Company, Ltd.	24	25,157
Hyundai Motor Co.	52	5,200
Total Preferred Stocks
(Cost $156,905)		138,243

EXCHANGE-TRADED FUNDS† - 6.2%
iShares MSCI India ETF	16,871	480,487
Global X FTSE Greece 20 ETF	10,306	108,213
Market Vectors Egypt Index ETF	2,552	102,077
Total Exchange-Traded Funds
(Cost $786,600)		690,777

Total Investments - 101.4%
(Cost $13,101,345)		$11,228,715
Other Assets & Liabilities, net - (1.4)%		(156,573)
Total Net Assets - 100.0%		$11,072,142

INVESTMENT CONCENTRATION

At October 31, 2015, the investment diversification of the Fund by country was as follows:

Country	% of Total Investments
Colombia	4.9%
Republic of Korea	4.8%
Peru	4.5%
Russian Federation	4.5%
Indonesia	4.5%
Mexico	4.5%
Turkey	4.5%
China	4.5%
Taiwan, Province of China	4.4%
Greece	4.4%
Chile	4.4%
Qatar	4.4%
Thailand	4.3%
Philippines	4.3%
Egypt	4.3%
Malaysia	4.3%
India	4.3%
South Africa	4.2%
Hungary	4.2%
United Arab Emirates	4.1%
Poland	4.0%
Brazil	3.9%
Czech Republic	3.8%
Total Investments	100.0%

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	This security was fair valued by the Valuation Committee at October 31, 2015.
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's net assets at October 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$10,391,015	$—	$8,680	$10,399,695
Exchange-Traded Funds	690,777	—	—	690,777
Preferred Stocks	138,243	—	—	138,243
Total	$11,220,035	$—	$8,680	$11,228,715

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in the investment’s valuation changes. The Fund recognizes transfers between the levels as of the beginning of the period. As of October 31, 2015, Guggenheim MSCI Emerging Markets Equal Country Weight ETF had a security with a total value of $8,680 transfer from Level 1 to Level 3 based on a change in availability of market information.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS	October 31, 2015
GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF

	Shares	Value

COMMON STOCKS† - 99.8%

Retail - 36.5%
McDonald’s Corp.	20,677	$2,320,994
Advance Auto Parts, Inc.	11,497	2,281,349
O’Reilly Automotive, Inc.*	8,179	2,259,531
Starbucks Corp.	35,583	2,226,429
Signet Jewelers Ltd.	14,409	2,174,894
AutoNation, Inc.*	34,392	2,173,231
GameStop Corp. — Class A	47,118	2,170,726
AutoZone, Inc.*	2,766	2,169,678
Lowe’s Companies, Inc.	29,372	2,168,535
Home Depot, Inc.	17,439	2,156,158
Coach, Inc.	68,756	2,145,188
Tractor Supply Co.	22,928	2,118,318
L Brands, Inc.	21,778	2,090,253
Tiffany & Co.	25,250	2,081,610
TJX Companies, Inc.	27,997	2,049,101
Ross Stores, Inc.	40,228	2,034,732
Target Corp.	25,894	1,998,499
Dollar Tree, Inc.*	30,454	1,994,432
CarMax, Inc.*	33,631	1,984,565
Bed Bath & Beyond, Inc.*	32,878	1,960,515
Dollar General Corp.	28,719	1,946,287
Urban Outfitters, Inc.*	66,759	1,909,307
Staples, Inc.	146,007	1,896,631
Best Buy Company, Inc.	52,867	1,851,931
Kohl’s Corp.	39,924	1,841,295
Nordstrom, Inc.	27,387	1,785,906
Darden Restaurants, Inc.	28,670	1,774,386
Macy’s, Inc.	34,789	1,773,543
Yum! Brands, Inc.	24,821	1,760,057
Chipotle Mexican Grill, Inc. — Class A*	2,749	1,759,992
The Gap, Inc.	62,581	1,703,455
PVH Corp.	17,670	1,607,087
Total Retail		64,168,615

Media - 15.3%
TEGNA, Inc.	87,451	2,364,675
Cablevision Systems Corp. — Class A	72,188	2,352,607
Scripps Networks Interactive, Inc. — Class A	38,120	2,290,250
Viacom, Inc. — Class B	45,923	2,264,463
Walt Disney Co.	19,313	2,196,661
Time Warner, Inc.	28,932	2,179,737
CBS Corp. — Class B	46,185	2,148,526
Time Warner Cable, Inc.	10,738	2,033,777
News Corp. — Class A	126,565	1,949,101
Comcast Corp. — Class A	31,018	1,942,347
Twenty-First Century Fox, Inc. — Class A	59,476	1,825,318
Discovery Communications, Inc. — Class C*	49,658	1,366,588
Discovery Communications, Inc. — Class A*	28,367	835,124
Twenty-First Century Fox, Inc. — Class B	16,826	519,587
News Corp. — Class B	28,052	434,245
Comcast Corp. — Class A	4,679	293,420
Total Media		26,996,426

Apparel - 6.9%
NIKE, Inc. — Class B	17,987	2,356,837
Hanesbrands, Inc.	67,401	2,152,789
Ralph Lauren Corp. — Class A	18,464	2,045,258
Under Armour, Inc. — Class A*	20,762	1,974,051
VF Corp.	28,360	1,914,867
Michael Kors Holdings Ltd.*	45,752	1,767,857
Total Apparel		12,211,659

Internet - 6.7%
TripAdvisor, Inc.*	30,215	2,531,413
Amazon.com, Inc.*	3,782	2,367,154
Expedia, Inc.	17,246	2,350,630
Priceline Group, Inc.*	1,557	2,264,252
Netflix, Inc.*	20,651	2,238,155
Total Internet		11,751,604

Auto Parts & Equipment - 5.0%
Johnson Controls, Inc.	50,347	2,274,678
Goodyear Tire & Rubber Co.	68,248	2,241,264
Delphi Automotive plc	26,471	2,202,122
BorgWarner, Inc.	47,044	2,014,424
Total Auto Parts & Equipment		8,732,488

Lodging - 4.8%
Starwood Hotels & Resorts Worldwide, Inc.	27,423	2,190,275
Marriott International, Inc. — Class A	27,640	2,122,199
Wynn Resorts Ltd.	30,034	2,100,878
Wyndham Worldwide Corp.	25,585	2,081,340
Total Lodging		8,494,692

Home Furnishings - 3.6%
Harman International Industries, Inc.	20,693	2,275,402
Leggett & Platt, Inc.	45,865	2,065,301
Whirlpool Corp.	12,402	1,986,056
Total Home Furnishings		6,326,759

Leisure Time - 3.4%
Royal Caribbean Cruises Ltd.	21,581	2,122,491
Carnival Corp.	39,137	2,116,529
Harley-Davidson, Inc.	36,788	1,819,167
Total Leisure Time		6,058,187

Home Builders - 3.2%
Lennar Corp. — Class A	38,478	1,926,593
DR Horton, Inc.	64,012	1,884,513
PulteGroup, Inc.	95,981	1,759,332
Total Home Builders		5,570,438

80 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2015
GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF

	Shares	Value

Advertising - 2.6%
Interpublic Group of Companies, Inc.	102,564	$2,351,792
Omnicom Group, Inc.	29,841	2,235,688
Total Advertising		4,587,480

Auto Manufacturers - 2.6%
General Motors Co.	67,128	2,343,439
Ford Motor Co.	147,404	2,183,053
Total Auto Manufacturers		4,526,492

Toys, Games & Hobbies - 2.4%
Mattel, Inc.	89,503	2,199,983
Hasbro, Inc.	26,220	2,014,483
Total Toys, Games & Hobbies		4,214,466

Distribution & Wholesale - 2.3%
Genuine Parts Co.	24,207	2,197,027
Fossil Group, Inc.*	34,466	1,875,295
Total Distribution & Wholesale		4,072,322

Commercial Services - 1.2%
H&R Block, Inc.	55,485	2,067,371

Housewares - 1.1%
Newell Rubbermaid, Inc.	47,336	2,008,466

Electronics - 1.1%
Garmin Ltd.	56,453	2,002,388

Textiles - 1.1%
Mohawk Industries, Inc.*	9,728	1,901,824

Total Common Stocks
(Cost $180,646,081)		175,691,677

SHORT TERM INVESTMENTS† - 0.2%
Federated U.S. Treasury Cash Reserve Fund 0.00%[1]	288,874	288,874
Total Short Term Investments
(Cost $288,874)		288,874

Total Investments - 100.0%
(Cost $180,934,955)		$175,980,551
Other Assets & Liabilities, net - 0.0%		20,496
Total Net Assets - 100.0%		$176,001,047

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of October 31, 2015.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's net assets at October 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$175,691,677	$—	$—	$175,691,677
Short Term Investments	288,874	—	—	288,874
Total	$175,980,551	$—	$—	$175,980,551

For the year ended October 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS	October 31, 2015
GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER STAPLES ETF

	Shares	Value

COMMON STOCKS† - 99.7%

Food - 36.6%
Hormel Foods Corp.	219,785	$14,846,477
Mondelez International, Inc. — Class A	317,838	14,671,403
Kraft Heinz Co.	183,903	14,338,917
Kellogg Co.	202,498	14,280,159
McCormick & Company, Inc.	167,774	14,089,661
Sysco Corp.	339,535	14,005,819
General Mills, Inc.	240,212	13,958,719
Campbell Soup Co.	274,585	13,946,172
Tyson Foods, Inc. — Class A	312,759	13,873,989
Kroger Co.	363,763	13,750,241
JM Smucker Co.	116,831	13,714,791
ConAgra Foods, Inc.	325,541	13,200,688
Hershey Co.	148,707	13,188,824
Whole Foods Market, Inc.	419,956	12,581,882
Total Food		194,447,742

Beverages - 24.8%
Molson Coors Brewing Co. — Class B	195,594	17,231,831
Dr Pepper Snapple Group, Inc.	177,435	15,857,365
PepsiCo, Inc.	148,042	15,128,412
Coca-Cola Co.	355,754	15,066,182
Brown-Forman Corp. — Class B	141,089	14,980,830
Constellation Brands, Inc. — Class A	106,454	14,349,999
Coca-Cola Enterprises, Inc.	276,664	14,203,930
Monster Beverage Corp.*	102,162	13,926,724
Keurig Green Mountain, Inc.	222,737	11,303,903
Total Beverages		132,049,176

Agriculture - 11.4%
Altria Group, Inc.	257,946	15,597,994
Reynolds American, Inc.	321,503	15,535,025
Philip Morris International, Inc.	170,694	15,089,350
Archer-Daniels-Midland Co.	316,798	14,464,997
Total Agriculture		60,687,366

Retail - 10.0%
Costco Wholesale Corp.	96,171	15,206,558
CVS Health Corp.	133,606	13,197,601
Walgreens Boots Alliance, Inc.	150,036	12,705,048
Wal-Mart Stores, Inc.	209,820	12,010,097
Total Retail		53,119,304

Cosmetics & Personal Care - 8.3%
Procter & Gamble Co.	198,254	15,142,640
Colgate-Palmolive Co.	219,056	14,534,366
Estee Lauder Companies, Inc. — Class A	177,516	14,282,937
Total Cosmetics & Personal Care		43,959,943

Household Products & Housewares - 5.8%
Kimberly-Clark Corp.	130,364	15,605,874
Clorox Co.	123,504	15,060,078
Total Household Products & Housewares		30,665,952

Pharmaceuticals - 2.8%
Mead Johnson Nutrition Co. — Class A	179,372	14,708,504

Total Common Stocks
(Cost $507,880,230)		529,637,987

SHORT TERM INVESTMENTS† - 0.2%
Federated U.S. Treasury Cash Reserve Fund 0.00%[1]	842,605	842,605
Total Short Term Investments
(Cost $842,605)		842,605

Total Investments - 99.9%
(Cost $508,722,835)		$530,480,592
Other Assets & Liabilities, net - 0.1%		391,804
Total Net Assets - 100.0%		$530,872,396

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of October 31, 2015.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's net assets at October 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$529,637,987	$—	$—	$529,637,987
Short Term Investments	842,605	—	—	842,605
Total	$530,480,592	$—	$—	$530,480,592

For the year ended October 31, 2015, there were no transfers between levels.

82 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2015
GUGGENHEIM S&P 500® EQUAL WEIGHT ENERGY ETF

	Shares	Value

COMMON STOCKS† - 99.8%

Oil & Gas - 72.2%
Marathon Oil Corp.	283,372	$5,208,378
Chevron Corp.	56,418	5,127,268
Newfield Exploration Co.*	125,288	5,035,325
Apache Corp.	106,370	5,013,218
Pioneer Natural Resources Co.	36,127	4,954,457
Noble Energy, Inc.	137,098	4,913,592
Helmerich & Payne, Inc.	86,647	4,875,627
Exxon Mobil Corp.	58,826	4,867,263
ConocoPhillips	90,288	4,816,865
Tesoro Corp.	44,737	4,783,727
Occidental Petroleum Corp.	63,917	4,764,373
Cimarex Energy Co.	40,343	4,762,895
EOG Resources, Inc.	55,425	4,758,236
Transocean Ltd.	300,288	4,753,559
Phillips 66	53,052	4,724,281
Marathon Petroleum Corp.	89,326	4,627,087
Devon Energy Corp.	110,095	4,616,283
Ensco plc — Class A	276,231	4,593,722
Hess Corp.	81,449	4,578,248
Murphy Oil Corp.	159,673	4,539,503
Valero Energy Corp.	67,971	4,480,648
Anadarko Petroleum Corp.	65,134	4,356,162
Chesapeake Energy Corp.	564,872	4,027,537
Cabot Oil & Gas Corp. — Class A	184,713	4,010,119
Equities Corp.	58,908	3,892,052
Diamond Offshore Drilling, Inc.	194,456	3,865,785
Range Resources Corp.	117,217	3,568,085
Southwestern Energy Co.*	277,486	3,063,445
Total Oil & Gas		127,577,740

Oil & Gas Services - 14.9%
Schlumberger Ltd.	58,020	4,534,844
Cameron International Corp.*	66,327	4,510,900
FMC Technologies, Inc.*	131,409	4,445,566
Halliburton Co.	114,948	4,411,704
Baker Hughes, Inc.	80,558	4,243,795
National Oilwell Varco, Inc.	110,664	4,165,393
Total Oil & Gas Services		26,312,202

Pipelines - 11.4%
Spectra Energy Corp.	156,747	4,478,262
ONEOK, Inc.	121,514	4,121,755
Williams Companies, Inc.	99,514	3,924,832
Kinder Morgan, Inc.	142,063	3,885,423
Columbia Pipeline Group, Inc.	181,961	3,779,330
Total Pipelines		20,189,602

Coal - 1.3%
CONSOL Energy, Inc.	341,266	2,272,832

Total Common Stocks
(Cost $226,692,290)		176,352,376

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash Reserve Fund 0.00%[1]	166,215	166,215
Total Short Term Investments
(Cost $166,215)		166,215

Total Investments - 99.9%
(Cost $226,858,505)		$176,518,591
Other Assets & Liabilities, net - 0.1%		254,057
Total Net Assets - 100.0%		$176,772,648

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of October 31, 2015.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's net assets at October 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$176,352,376	$—	$—	$176,352,376
Short Term Investments	166,215	—	—	166,215
Total	$176,518,591	$—	$—	$176,518,591

For the year ended October 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS	October 31, 2015
GUGGENHEIM S&P 500® EQUAL WEIGHT FINANCIALS ETF

	Shares	Value

COMMON STOCKS† - 99.8%

REITs - 28.3%
Kimco Realty Corp.	86,120	$2,305,432
General Growth Properties, Inc.	79,507	2,301,728
Prologis, Inc.	53,261	2,275,843
American Tower Corp. — Class A	22,205	2,270,017
Macerich Co.	26,746	2,266,456
Vornado Realty Trust	22,332	2,245,483
Public Storage	9,773	2,242,512
SL Green Realty Corp.	18,893	2,241,087
Simon Property Group, Inc.	11,052	2,226,536
Boston Properties, Inc.	17,423	2,192,685
Realty Income Corp.	43,929	2,172,728
Equity Residential	27,936	2,160,011
Plum Creek Timber Company, Inc.	52,932	2,156,450
Crown Castle International Corp.	25,214	2,154,788
Apartment Investment & Management Co. — Class A	54,830	2,148,788
Iron Mountain, Inc.	69,976	2,144,065
Weyerhaeuser Co.	72,758	2,133,992
AvalonBay Communities, Inc.	11,937	2,086,946
Welltower, Inc.	31,589	2,049,178
HCP, Inc.	54,942	2,043,843
Essex Property Trust, Inc.	9,230	2,034,661
Ventas, Inc.	37,659	2,023,041
Equinix, Inc.	6,813	2,021,281
Host Hotels & Resorts, Inc.	111,938	1,939,886
Total REITs		51,837,437

Insurance - 25.0%
Travelers Companies, Inc.	19,902	2,246,737
ACE Ltd.	19,655	2,231,629
Cincinnati Financial Corp.	37,023	2,229,895
Aflac, Inc.	34,122	2,175,277
Progressive Corp.	65,354	2,165,178
American International Group, Inc.	33,998	2,143,914
Lincoln National Corp.	39,845	2,132,106
Allstate Corp.	34,180	2,115,058
Chubb Corp.	16,274	2,105,042
Unum Group	60,563	2,098,508
Assurant, Inc.	25,677	2,093,446
Prudential Financial, Inc.	25,144	2,074,380
Principal Financial Group, Inc.	41,191	2,066,141
MetLife, Inc.	40,937	2,062,406
Berkshire Hathaway, Inc. — Class B*	15,100	2,053,902
Marsh & McLennan Companies, Inc.	36,686	2,044,878
XL Group plc — Class A	53,554	2,039,336
Aon plc	21,740	2,028,559
Torchmark Corp.	34,371	1,993,862
Loews Corp.	54,665	1,993,086
Hartford Financial Services Group, Inc.	42,995	1,988,949
Genworth Financial, Inc. — Class A*	391,851	1,833,863
Total Insurance		45,916,152

Banks - 22.9%
Bank of New York Mellon Corp.	50,175	2,089,788
SunTrust Banks, Inc.	50,241	2,086,005
Bank of America Corp.	123,714	2,075,920
Capital One Financial Corp.	26,269	2,072,624
Citigroup, Inc.	38,857	2,066,027
Comerica, Inc.	47,323	2,053,818
Wells Fargo & Co.	37,705	2,041,349
U.S. Bancorp	48,332	2,038,644
JPMorgan Chase & Co.	31,718	2,037,882
BB&T Corp.	54,499	2,024,638
Zions Bancorporation	70,075	2,016,058
Huntington Bancshares, Inc.	183,471	2,012,677
Goldman Sachs Group, Inc.	10,720	2,010,000
Northern Trust Corp.	28,348	1,995,416
PNC Financial Services Group, Inc.	21,964	1,982,471
M&T Bank Corp.	16,379	1,963,023
Regions Financial Corp.	208,760	1,951,906
Morgan Stanley	58,469	1,927,723
State Street Corp.	27,768	1,915,992
Fifth Third Bancorp	100,327	1,911,229
KeyCorp	147,025	1,826,051
Total Banks		42,099,241

Diversified Financial Services - 17.0%
BlackRock, Inc. — Class A	6,553	2,306,460
Nasdaq, Inc.	38,246	2,214,061
Discover Financial Services	37,745	2,122,024
Navient Corp.	160,520	2,117,259
Intercontinental Exchange, Inc.	8,385	2,116,374
T. Rowe Price Group, Inc.	27,954	2,113,881
Legg Mason, Inc.	46,717	2,090,586
Ameriprise Financial, Inc.	18,115	2,089,746
E*TRADE Financial Corp.*	73,263	2,088,728
Franklin Resources, Inc.	50,506	2,058,625
Affiliated Managers Group, Inc.*	11,309	2,038,560
Invesco Ltd.	60,486	2,006,321
Charles Schwab Corp.	65,089	1,986,516
CME Group, Inc. — Class A	20,974	1,981,414
American Express Co.	26,261	1,923,881
Total Diversified Financial Services		31,254,436

Savings & Loans - 2.3%
Hudson City Bancorp, Inc.	206,022	2,084,942
People’s United Financial, Inc.	127,947	2,040,755
Total Savings & Loans		4,125,697

84 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2015
GUGGENHEIM S&P 500® EQUAL WEIGHT FINANCIALS ETF

	Shares	Value

Commercial Services - 2.1%
McGraw Hill Financial, Inc.	20,983	$1,943,865
Moody’s Corp.	19,527	1,877,716
Total Commercial Services		3,821,581

Real Estate - 1.2%
CBRE Group, Inc. — Class A*	60,613	2,259,653

Holding Companies-Diversified - 1.0%
Leucadia National Corp.	95,446	1,909,874

Total Common Stocks
(Cost $187,934,384)		183,224,071

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash Reserve Fund 0.00%[1]	175,886	175,886
Total Short Term Investments
(Cost $175,886)		175,886

Total Investments - 99.9%
(Cost $188,110,270)		$183,399,957
Other Assets & Liabilities, net - 0.1%		220,393
Total Net Assets - 100.0%		$183,620,350

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of October 31, 2015.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's net assets at October 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$183,224,071	$—	$—	$183,224,071
Short Term Investments	175,886	—	—	175,886
Total	$183,399,957	$—	$—	$183,399,957

For the year ended October 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS	October 31, 2015
GUGGENHEIM S&P 500® EQUAL WEIGHT HEALTH CARE ETF

	Shares	Value

COMMON STOCKS† - 99.9%

Pharmaceuticals - 32.0%
Bristol-Myers Squibb Co.	176,372	$11,631,733
Johnson & Johnson	112,334	11,349,104
Merck & Company, Inc.	200,529	10,960,915
Allergan plc*	35,337	10,900,404
Abbott Laboratories	240,658	10,781,478
Pfizer, Inc.	316,550	10,705,721
Express Scripts Holding Co.*	123,516	10,669,312
AbbVie, Inc.	176,038	10,483,063
Eli Lilly & Co.	127,573	10,406,130
Cardinal Health, Inc.	122,778	10,092,352
Baxalta, Inc.	290,818	10,021,588
Zoetis, Inc.	232,073	9,981,460
AmerisourceBergen Corp. — Class A	100,051	9,655,922
Mylan N.V.*	215,424	9,498,044
McKesson Corp.	52,898	9,458,162
Perrigo Company plc	58,077	9,161,066
Mallinckrodt plc*	127,677	8,384,549
Endo International plc*	139,586	8,373,764
Total Pharmaceuticals		182,514,767

Healthcare-Products - 26.6%
DENTSPLY International, Inc.	198,325	12,068,076
Edwards Lifesciences Corp.*	74,932	11,775,564
Henry Schein, Inc.*	77,185	11,709,737
Boston Scientific Corp.*	617,932	11,295,797
Medtronic plc	149,390	11,042,909
Becton Dickinson and Co.	76,739	10,936,842
Zimmer Biomet Holdings, Inc.	104,258	10,902,259
Baxter International, Inc.	289,712	10,832,332
Patterson Companies, Inc.	228,272	10,820,093
Varian Medical Systems, Inc.*	131,766	10,347,584
CR Bard, Inc.	54,016	10,065,882
Intuitive Surgical, Inc.*	20,228	10,045,225
Stryker Corp.	104,623	10,004,051
St. Jude Medical, Inc.	149,593	9,545,529
Total Healthcare-Products		151,391,880

Healthcare-Services - 18.9%
Quest Diagnostics, Inc.	159,182	10,816,417
Laboratory Corporation of America Holdings*	88,018	10,803,329
DaVita HealthCare Partners, Inc.*	139,228	10,791,562
UnitedHealth Group, Inc.	87,869	10,349,211
Aetna, Inc.	88,457	10,153,094
Cigna Corp.	74,697	10,012,386
Humana, Inc.	55,771	9,962,374
Anthem, Inc.	71,006	9,880,485
Universal Health Services, Inc. — Class B	78,277	9,556,839
HCA Holdings, Inc.*	123,123	8,469,631
Tenet Healthcare Corp.*	222,905	6,992,530
Total Healthcare-Services		107,787,858

Biotechnology - 12.7%
Regeneron Pharmaceuticals, Inc.*	19,534	10,888,055
Amgen, Inc.	68,099	10,771,900
Alexion Pharmaceuticals, Inc.*	60,660	10,676,160
Celgene Corp.*	84,005	10,308,254
Gilead Sciences, Inc.	95,238	10,298,085
Vertex Pharmaceuticals, Inc.*	77,727	9,695,666
Biogen, Inc.*	33,157	9,632,440
Total Biotechnology		72,270,560

Electronics - 7.7%
PerkinElmer, Inc.	217,829	11,248,689
Thermo Fisher Scientific, Inc.	84,943	11,108,846
Agilent Technologies, Inc.	290,476	10,968,374
Waters Corp.*	83,806	10,710,407
Total Electronics		44,036,316

Software - 2.0%
Cerner Corp.*	167,023	11,071,955

Total Common Stocks
(Cost $586,482,570)		569,073,336

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash Reserve Fund 0.00%[1]	767,528	767,528
Total Short Term Investments
(Cost $767,528)		767,528

Total Investments - 100.0%
(Cost $587,250,098)		$569,840,864
Other Assets & Liabilities, net - 0.0%		52,244
Total Net Assets - 100.0%		$569,893,108

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of October 31, 2015.
plc — Public Limited Company

See Sector Classification in Other Information section.

86 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2015
GUGGENHEIM S&P 500® EQUAL WEIGHT HEALTH CARE ETF

The following table summarizes the inputs used to value the Fund's net assets at October 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$569,073,336	$—	$—	$569,073,336
Short Term Investments	767,528	—	—	767,528
Total	$569,840,864	$—	$—	$569,840,864

For the year ended October 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS	October 31, 2015
GUGGENHEIM S&P 500® EQUAL WEIGHT INDUSTRIALS ETF

	Shares	Value

COMMON STOCKS† - 99.8%

Transportation - 14.4%
United Parcel Service, Inc. — Class B	14,102	$1,452,787
Union Pacific Corp.	15,911	1,421,648
FedEx Corp.	9,072	1,415,686
Expeditors International of Washington, Inc.	27,949	1,391,581
Norfolk Southern Corp.	17,310	1,385,319
CH Robinson Worldwide, Inc.	19,954	1,384,409
J.B. Hunt Transport Services, Inc.	17,899	1,366,947
CSX Corp.	48,083	1,297,760
Kansas City Southern	14,806	1,225,345
Ryder System, Inc.	16,736	1,201,310
Total Transportation		13,542,792

Miscellaneous Manufacturing - 14.0%
General Electric Co.	54,923	1,588,372
3M Co.	9,701	1,525,094
Illinois Tool Works, Inc.	16,395	1,507,356
Ingersoll-Rand plc	24,915	1,476,463
Dover Corp.	22,628	1,457,922
Textron, Inc.	33,828	1,426,527
Pentair plc	25,186	1,408,401
Eaton Corporation plc	24,594	1,375,051
Parker-Hannifin Corp.	12,898	1,350,421
Total Miscellaneous Manufacturing		13,115,607

Aerospace & Defense - 12.6%
L-3 Communications Holdings, Inc.	12,975	1,640,040
Northrop Grumman Corp.	8,131	1,526,596
Raytheon Co.	12,862	1,509,999
Boeing Co.	10,175	1,506,612
United Technologies Corp.	14,842	1,460,601
Lockheed Martin Corp.	6,627	1,456,813
General Dynamics Corp.	9,659	1,435,134
Rockwell Collins, Inc.	16,197	1,404,604
Total Aerospace & Defense		11,940,399

Commercial Services - 10.2%
Equifax, Inc.	13,983	1,490,168
Cintas Corp.	15,977	1,487,299
United Rentals, Inc.*	19,732	1,477,138
ADT Corp.	43,244	1,428,782
Robert Half International, Inc.	26,594	1,400,440
Verisk Analytics, Inc. — Class A*	16,193	1,159,581
Quanta Services, Inc.*	56,162	1,129,418
Total Commercial Services		9,572,826

Machinery-Diversified - 9.1%
Roper Technologies, Inc.	8,654	1,612,673
Xylem, Inc.	42,178	1,535,701
Flowserve Corp.	32,094	1,487,878
Rockwell Automation, Inc.	12,941	1,412,640
Deere & Co.	17,292	1,348,776
Cummins, Inc.	11,373	1,177,219
Total Machinery-Diversified		8,574,887

Airlines - 6.5%
Southwest Airlines Co.	35,557	1,645,933
American Airlines Group, Inc.	32,513	1,502,751
Delta Air Lines, Inc.	29,206	1,484,833
United Continental Holdings, Inc.*	24,112	1,454,195
Total Airlines		6,087,712

Electronics - 4.5%
Allegion plc	22,601	1,472,907
Honeywell International, Inc.	13,754	1,420,513
Tyco International plc	38,108	1,388,656
Total Electronics		4,282,076

Environmental Control - 4.4%
Republic Services, Inc. — Class A	33,870	1,481,474
Waste Management, Inc.	27,408	1,473,454
Stericycle, Inc.*	9,787	1,187,848
Total Environmental Control		4,142,776

Hand & Machine Tools - 3.1%
Stanley Black & Decker, Inc.	13,720	1,454,046
Snap-on, Inc.	8,680	1,439,925
Total Hand & Machine Tools		2,893,971

Electrical Components & Equipment - 3.0%
AMETEK, Inc.	25,748	1,411,505
Emerson Electric Co.	29,764	1,405,754
Total Electrical Components & Equipment		2,817,259

Engineering & Construction - 3.0%
Fluor Corp.	30,292	1,448,261
Jacobs Engineering Group, Inc.*	34,095	1,368,573
Total Engineering & Construction		2,816,834

Distribution & Wholesale - 2.9%
Fastenal Co.	35,438	1,387,752
WW Grainger, Inc.	6,174	1,296,540
Total Distribution & Wholesale		2,684,292

Software - 1.6%
Dun & Bradstreet Corp.	13,051	1,486,118

Healthcare-Products - 1.6%
Danaher Corp.	15,779	1,472,338

Building Materials - 1.6%
Masco Corp.	50,547	1,465,863

Advertising - 1.5%
Nielsen Holdings plc	29,869	1,419,076

Office & Business Equipment - 1.5%
Pitney Bowes, Inc.	67,076	1,385,119

88 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2015
GUGGENHEIM S&P 500® EQUAL WEIGHT INDUSTRIALS ETF

	Shares	Value

Machinery-Construction & Mining - 1.5%
Caterpillar, Inc.	18,867	$1,377,102

Metal Fabricate & Hardware - 1.5%
Precision Castparts Corp.	5,964	1,376,551

Auto Manufacturers - 1.3%
PACCAR, Inc.	23,845	1,255,439

Total Common Stocks
(Cost $97,355,825)		93,709,037

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash Reserve Fund 0.00%[1]	72,879	72,879
Total Short Term Investments
(Cost $72,879)		72,879

Total Investments - 99.9%
(Cost $97,428,704)		$93,781,916
Other Assets & Liabilities, net - 0.1%		48,618
Total Net Assets - 100.0%		$93,830,534

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of October 31, 2015.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's net assets at October 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$93,709,037	$—	$—	$93,709,037
Short Term Investments	72,879	—	—	72,879
Total	$93,781,916	$—	$—	$93,781,916

For the year ended October 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS	October 31, 2015
GUGGENHEIM S&P 500® EQUAL WEIGHT MATERIALS ETF

	Shares	Value

COMMON STOCKS† - 100.0%

Chemicals - 58.0%
EI du Pont de Nemours & Co.	39,935	$2,531,879
Dow Chemical Co.	44,187	2,283,142
LyondellBasell Industries N.V. — Class A	23,092	2,145,478
Ecolab, Inc.	17,588	2,116,717
International Flavors & Fragrances, Inc.	18,058	2,095,811
PPG Industries, Inc.	20,002	2,085,409
Praxair, Inc.	18,466	2,051,388
Sherwin-Williams Co.	7,566	2,018,836
Eastman Chemical Co.	27,684	1,997,954
Airgas, Inc.	20,511	1,972,338
Air Products & Chemicals, Inc.	14,180	1,970,736
Monsanto Co.	20,916	1,949,789
Sigma-Aldrich Corp.	13,849	1,934,982
FMC Corp.	46,502	1,893,096
CF Industries Holdings, Inc.	34,619	1,757,607
Mosaic Co.	49,425	1,670,071
Total Chemicals		32,475,233

Packaging & Containers - 13.8%
Owens-Illinois, Inc.*	96,582	2,081,342
Ball Corp.	29,043	1,989,446
Sealed Air Corp.	37,828	1,858,111
WestRock Co.	32,929	1,770,263
Total Packaging & Containers		7,699,162

Mining - 10.9%
Newmont Mining Corp.	119,120	2,318,075
Freeport-McMoRan, Inc.	169,691	1,997,263
Alcoa, Inc.	200,471	1,790,206
Total Mining		6,105,544

Building Materials - 6.5%
Vulcan Materials Co.	19,516	1,884,855
Martin Marietta Materials, Inc.	11,281	1,750,247
Total Building Materials		3,635,102

Household Products & Housewares - 3.8%
Avery Dennison Corp.	32,950	2,140,762

Forest Products & Paper - 3.5%
International Paper Co.	46,457	1,983,249

Iron & Steel - 3.5%
Nucor Corp.	45,929	1,942,797

Total Common Stocks
(Cost $64,865,869)		55,981,849

Total Investments - 100.0%
(Cost $64,865,869)		$55,981,849
Other Assets & Liabilities, net - 0.0%		274
Total Net Assets - 100.0%		$55,982,123

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's net assets at October 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$55,981,849	$—	$—	$55,981,849
Total	$55,981,849	$—	$—	$55,981,849

For the year ended October 31, 2015, there were no transfers between levels.

90 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2015
GUGGENHEIM S&P 500® EQUAL WEIGHT REAL ESTATE ETF

	Shares	Value

COMMON STOCKS† - 99.2%

REITs - 95.0%
Kimco Realty Corp.	4,151	$111,122
General Growth Properties, Inc.	3,827	110,792
Prologis, Inc.	2,565	109,602
American Tower Corp. — Class A	1,070	109,386
Macerich Co.	1,287	109,060
Public Storage	472	108,305
Vornado Realty Trust	1,075	108,091
SL Green Realty Corp.	909	107,826
Simon Property Group, Inc.	533	107,378
Boston Properties, Inc.	839	105,588
Realty Income Corp.	2,119	104,806
Equity Residential	1,348	104,227
Crown Castle International Corp.	1,215	103,834
Iron Mountain, Inc.	3,367	103,165
Plum Creek Timber Company, Inc.	2,523	102,787
Apartment Investment & Management Co. — Class A	2,617	102,560
AvalonBay Communities, Inc.	571	99,828
Equinix, Inc.	330	97,904
Weyerhaeuser Co.	3,120	91,510
Essex Property Trust, Inc.	406	89,499
Welltower, Inc.	1,357	88,029
HCP, Inc.	2,360	87,792
Ventas, Inc.	1,617	86,865
Host Hotels & Resorts, Inc.	4,802	83,219
Total REITs		2,433,175

Real Estate - 4.2%
CBRE Group, Inc. — Class A*	2,913	108,597

Total Common Stocks
(Cost $2,516,059)		2,541,772

SHORT TERM INVESTMENTS† - 0.2%
Federated U.S. Treasury Cash Reserve Fund 0.00%[1]	6,235	6,235
Total Short Term Investments
(Cost $6,235)		6,235

Total Investments - 99.4%
(Cost $2,522,294)		$2,548,007
Other Assets & Liabilities, net - 0.6%		14,624
Total Net Assets - 100.0%		$2,562,631

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of October 31, 2015.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's net assets at October 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$2,541,772	$—	$—	$2,541,772
Short Term Investments	6,235	—	—	6,235
Total	$2,548,007	$—	$—	$2,548,007

For the year ended October 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS	October 31, 2015
GUGGENHEIM S&P 500® EQUAL WEIGHT TECHNOLOGY ETF

	Shares	Value

COMMON STOCKS† - 99.9%

Semiconductors - 24.9%
KLA-Tencor Corp.	198,385	$13,315,601
NVIDIA Corp.	448,067	12,711,662
Texas Instruments, Inc.	213,598	12,115,279
Intel Corp.	344,683	11,670,966
Xilinx, Inc.	242,326	11,539,564
Microchip Technology, Inc.	231,457	11,177,059
Linear Technology Corp.	250,470	11,125,877
QUALCOMM, Inc.	185,990	11,051,526
Applied Materials, Inc.	656,014	11,001,355
Analog Devices, Inc.	180,371	10,843,905
Lam Research Corp.	141,466	10,834,881
Altera Corp.	200,882	10,556,349
Micron Technology, Inc.*	605,749	10,031,203
Broadcom Corp. — Class A	191,309	9,833,283
Avago Technologies Ltd.	77,494	9,541,836
Skyworks Solutions, Inc.	115,302	8,905,926
Qorvo, Inc.*	190,180	8,354,607
Total Semiconductors		184,610,879

Software - 22.5%
Microsoft Corp.	233,612	12,297,337
Autodesk, Inc.*	219,517	12,115,143
Activision Blizzard, Inc.	348,282	12,106,283
Citrix Systems, Inc.*	144,123	11,832,498
Paychex, Inc.	222,204	11,461,282
Red Hat, Inc.*	144,056	11,396,270
Fiserv, Inc.*	117,909	11,379,398
Adobe Systems, Inc.*	128,226	11,368,517
salesforce.com, Inc.*	144,974	11,265,930
Intuit, Inc.	113,800	11,087,534
Fidelity National Information Services, Inc.	145,746	10,627,798
Electronic Arts, Inc.*	147,248	10,612,163
Oracle Corp.	268,029	10,410,247
CA, Inc.	366,499	10,155,687
Akamai Technologies, Inc.*	135,965	8,269,391
Total Software		166,385,478

Computers - 16.9%
SanDisk Corp.	184,960	14,241,920
Accenture plc — Class A	104,291	11,179,995
Cognizant Technology Solutions Corp. — Class A*	161,725	11,015,090
NetApp, Inc.	321,650	10,936,100
Computer Sciences Corp.	163,361	10,878,209
EMC Corp.	413,002	10,828,912
Apple, Inc.	88,963	10,631,079
HP, Inc.	374,395	10,093,689
Teradata Corp.*	343,690	9,661,126
International Business Machines Corp.	68,953	9,658,936
Western Digital Corp.	126,198	8,432,550
Seagate Technology plc	207,593	7,900,990
Total Computers		125,458,596

Internet - 10.4%
VeriSign, Inc.*	146,716	11,825,309
Yahoo!, Inc.*	323,549	11,524,815
Facebook, Inc. — Class A*	110,209	11,238,012
eBay, Inc.*	385,663	10,759,998
Symantec Corp.	508,489	10,474,873
F5 Networks, Inc.*	85,953	9,472,021
Alphabet, Inc. — Class A*	7,905	5,829,068
Alphabet, Inc. — Class C*	7,925	5,633,169
Total Internet		76,757,265

Commercial Services - 7.5%
Total System Services, Inc.	217,432	11,404,309
Automatic Data Processing, Inc.	129,718	11,284,169
MasterCard, Inc. — Class A	113,267	11,212,300
PayPal Holdings, Inc.*	303,237	10,919,564
Western Union Co.	555,100	10,685,675
Total Commercial Services		55,506,017

Electronics - 5.6%
TE Connectivity Ltd.	167,244	10,777,204
Corning, Inc.	575,212	10,698,943
Amphenol Corp. — Class A	197,111	10,687,358
FLIR Systems, Inc.	357,614	9,537,565
Total Electronics		41,701,070

Telecommunications - 4.7%
Juniper Networks, Inc.	402,175	12,624,273
Cisco Systems, Inc.	390,456	11,264,656
Motorola Solutions, Inc.	151,202	10,579,604
Total Telecommunications		34,468,533

Diversified Financial Services - 3.1%
Alliance Data Systems Corp.*	40,074	11,914,401
Visa, Inc. — Class A	143,473	11,130,635
Total Diversified Financial Services		23,045,036

Energy-Alternate Sources - 1.6%
First Solar, Inc.*	208,159	11,879,634

Aerospace & Defense - 1.5%
Harris Corp.	137,093	10,848,169

Office & Business Equipment - 1.2%
Xerox Corp.	973,955	9,145,437

Total Common Stocks
(Cost $709,404,169)		739,806,114

92 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2015
GUGGENHEIM S&P 500® EQUAL WEIGHT TECHNOLOGY ETF

	Shares	Value

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash Reserve Fund 0.00%[1]	758,209	$758,209
Total Short Term Investments
(Cost $758,209)		758,209

Total Investments - 100.0%
(Cost $710,162.378)		$740,564,323
Other Assets & Liabilities, net - 0.0%		64,346
Total Net Assets - 100.0%		$740,628,669

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of October 31, 2015.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's net assets at October 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$739,806,114	$—	$—	$739,806,114
Short Term Investments	758,209	—	—	758,209
Total	$740,564,323	$—	$—	$740,564,323

For the year ended October 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS	October 31, 2015
GUGGENHEIM S&P 500® EQUAL WEIGHT UTILITIES ETF

	Shares	Value

COMMON STOCKS† - 99.9%

Electric - 73.3%
PPL Corp.	120,119	$4,132,094
Pepco Holdings, Inc.	154,614	4,117,370
SCANA Corp.	69,135	4,094,174
Ameren Corp.	91,805	4,010,042
Eversource Energy	77,325	3,938,936
CMS Energy Corp.	109,088	3,934,804
PG&E Corp.	73,572	3,928,745
Entergy Corp.	56,859	3,875,509
WEC Energy Group, Inc.	74,435	3,837,869
Xcel Energy, Inc.	107,476	3,829,370
DTE Energy Co.	46,930	3,829,019
NextEra Energy, Inc.	37,180	3,816,899
Pinnacle West Capital Corp.	59,607	3,785,641
Southern Co.	83,441	3,763,189
Dominion Resources, Inc.	52,595	3,756,861
Consolidated Edison, Inc.	57,123	3,755,837
American Electric Power Company, Inc.	66,268	3,754,082
Public Service Enterprise Group, Inc.	90,639	3,742,484
Duke Energy Corp.	52,150	3,727,161
Edison International	61,531	3,723,856
FirstEnergy Corp.	116,505	3,634,956
TECO Energy, Inc.	133,481	3,603,987
AES Corp.	320,208	3,506,278
Exelon Corp.	119,998	3,350,344
NRG Energy, Inc.	193,163	2,489,871
Total Electric		93,939,378

Telecommunications - 14.5%
Level 3 Communications, Inc.*	78,900	4,019,955
CenturyLink, Inc.	135,613	3,825,643
Verizon Communications, Inc.	77,933	3,653,499
AT&T, Inc.	108,921	3,649,943
Frontier Communications Corp.	669,910	3,443,337
Total Telecommunications		18,592,377

Gas - 12.1%
NiSource, Inc.	214,565	4,111,065
Sempra Energy	39,458	4,040,894
CenterPoint Energy, Inc.	201,465	3,737,176
AGL Resources, Inc.	58,424	3,651,500
Total Gas		15,540,635

Total Common Stocks
(Cost $139,574,211)		128,072,390

Total Investments - 99.9%
(Cost $139,574,211)		$128,072,390
Other Assets & Liabilities, net - 0.1%		185,929
Total Net Assets - 100.0%		$128,258,319

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's net assets at October 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$128,072,390	$—	$—	$128,072,390
Total	$128,072,390	$—	$—	$128,072,390

For the year ended October 31, 2015, there were no transfers between levels.

94 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES	October 31, 2015

	Guggenheim Russell MidCap® Equal Weight ETF	Guggenheim Russell 1000® Equal Weight ETF	Guggenheim Russell 2000® Equal Weight ETF	Guggenheim MSCI Emerging Markets Equal Country Weight ETF
Assets:
Investments, at value*	$132,499,179	$71,769,826	$43,889,500	$11,228,715
Cash	—	—	21,321	—
Foreign currency, at value (cost $-, $-, $-, $591)	—	—	—	589
Receivables:
Investments sold	512	250	19,563	—
Dividends and interest	77,157	54,213	18,687	5,451
Tax reclaims	—	—	—	7,507
Total assets	132,576,848	71,824,289	43,949,071	11,242,262

Liabilities:
Payable for:
Investments purchased	—	—	4,176	—
Due to custodian	—	—	—	163,895
Fund shares redeemed	—	1,226	—	—
Management fees	45,259	25,272	14,817	6,225
Total liabilities	45,259	26,498	18,993	170,120
Commitments and contingent liabilities (Note 8)	—	—	—	—
Net assets	$132,531,589	$71,797,791	$43,930,078	$11,072,142

Net assets consist of:
Paid-in capital	$129,259,021	$73,950,237	$49,932,802	$16,639,313
Undistributed (distributions in excess of) net investment income	(856)	—	(4,867)	42,626
Accumulated net realized loss on investments and foreign currency	(2,254,899)	(1,341,440)	(5,247,899)	(3,737,130)
Net unrealized appreciation (depreciation) on investments and foreign currency	5,528,323	(811,006)	(749,958)	(1,872,667)
Net assets	$132,531,589	$71,797,791	$43,930,078	$11,072,142
Shares outstanding (unlimited shares authorized), no par value	2,700,000	1,450,000	1,050,000	400,000
Net asset value, offering price and repurchase price per share	$49.09	$49.52	$41.84	$27.68
*Total cost of investments	$126,970,856	$72,580,832	$44,639,458	$13,101,345

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 95

STATEMENTS OF ASSETS AND LIABILITIES (continued)	October 31, 2015

	Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	Guggenheim S&P 500® Equal Weight Consumer Staples ETF	Guggenheim S&P 500® Equal Weight Energy ETF
Assets:
Investments, at value*	$175,980,551	$530,480,592	$176,518,591
Receivables:
Fund shares sold	9,732	—	—
Dividends and interest	77,387	527,253	314,806
Total assets	176,067,670	531,007,845	176,833,397

Liabilities:
Payable for:
Fund shares redeemed	9,677	—	—
Management fees	56,946	135,449	60,749
Total liabilities	66,623	135,449	60,749
Commitments and contingent liabilities (Note 8)	—	—	—
Net assets	$176,001,047	$530,872,396	$176,772,648

Net assets consist of:
Paid-in capital	$184,327,348	$511,312,680	$251,855,526
Undistributed net investment income	167,253	703,192	170,896
Accumulated net realized loss on investments	(3,539,150)	(2,901,233)	(24,913,860)
Net unrealized appreciation (depreciation) on investments	(4,954,404)	21,757,757	(50,339,914)
Net assets	$176,001,047	$530,872,396	$176,772,648
Shares outstanding (unlimited shares authorized), no par value	1,950,000	4,750,000	3,250,005
Net asset value, offering price and repurchase price per share	$90.26	$111.76	$54.39
*Total cost of investments	$180,934,955	$508,722,835	$226,858,505

96 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (continued)	October 31, 2015

	Guggenheim S&P 500® Equal Weight Financials ETF	Guggenheim S&P 500® Equal Weight Health Care ETF	Guggenheim S&P 500® Equal Weight Industrials ETF	Guggenheim S&P 500® Equal Weight Materials ETF
Assets:
Investments, at value*	$183,399,957	$569,840,864	$93,781,916	$55,981,849
Receivables:
Fund shares sold	50,162	5,583	—	—
Dividends and interest	226,580	247,729	85,350	43,806
Total assets	183,676,699	570,094,176	93,867,266	56,025,655

Liabilities:
Payable for:
Due to custodian	—	13,820	—	18,554
Fund shares redeemed	—	—	3,276	4,783
Management fees	56,349	187,248	33,456	20,195
Total liabilities	56,349	201,068	36,732	43,532
Commitments and contingent liabilities (Note 8)	—	—	—	—
Net assets	$183,620,350	$569,893,108	$93,830,534	$55,982,123

Net assets consist of:
Paid-in capital	$194,419,508	$587,837,490	$100,547,692	$68,451,320
Undistributed net investment income	—	—	—	70,106
Accumulated net realized loss on investments	(6,088,845)	(535,148)	(3,070,370)	(3,655,283)
Net unrealized depreciation on investments	(4,710,313)	(17,409,234)	(3,646,788)	(8,884,020)
Net assets	$183,620,350	$569,893,108	$93,830,534	$55,982,123
Shares outstanding (unlimited shares authorized), no par value	4,200,000	3,800,000	1,100,000	700,000
Net asset value, offering price and repurchase price per share	$43.72	$149.97	$85.30	$79.97
*Total cost of investments	$188,110,270	$587,250,098	$97,428,704	$64,865,869

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 97

STATEMENTS OF ASSETS AND LIABILITIES (concluded)	October 31, 2015

	Guggenheim S&P 500® Equal Weight Real Estate ETF	Guggenheim S&P 500® Equal Weight Technology ETF	Guggenheim S&P 500® Equal Weight Utilities ETF
Assets:
Investments, at value*	$2,548,007	$740,564,323	$128,072,390
Receivables:
Fund shares sold	—	357	—
Investments sold	50,015	—	—
Dividends and interest	5,195	296,997	251,456
Total assets	2,603,217	740,861,677	128,323,846

Liabilities:
Payable for:
Investments purchased	39,729	—	—
Due to custodian	—	—	13,509
Fund shares redeemed	—	—	7,533
Management fees	857	233,008	44,485
Total liabilities	40,586	233,008	65,527
Commitments and contingent liabilities (Note 8)	—	—	—
Net assets	$2,562,631	$740,628,669	$128,258,319

Net assets consist of:
Paid-in capital	$2,531,139	$722,037,775	$141,863,429
Undistributed net investment income	5,779	—	20,079
Accumulated net realized gain (loss) on investments	—	(11,811,051)	(2,123,368)
Net unrealized appreciation (depreciation) on investments	25,713	30,401,945	(11,501,821)
Net assets	$2,562,631	$740,628,669	$128,258,319
Shares outstanding (unlimited shares authorized), no par value	100,000	7,950,000	1,750,000
Net asset value, offering price and repurchase price per share	$25.63	$93.16	$73.29
*Total cost of investments	$2,522,294	$710,162,378	$139,574,211

98 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2015

	Guggenheim Russell MidCap® Equal Weight ETF	Guggenheim Russell 1000® Equal Weight ETF	Guggenheim Russell 2000® Equal Weight ETF	Guggenheim MSCI Emerging Markets Equal Country Weight ETF
Investment Income:
Dividends, net of foreign taxes withheld*	$2,300,695	$1,544,828	$547,780	$360,618
Income from securities lending	164,140	74,682	172,967	4,096
Interest	9	4	7	1
Total investment income	2,464,844	1,619,514	720,754	364,715

Expenses:
Management fees	605,105	374,837	190,296	88,245
Trustee fees	8,422	5,672	2,538	—
Total expenses	613,527	380,509	192,834	88,245
Less:
Expenses waived by Adviser	—	—	—	(7,924)
Net investment income	1,851,317	1,239,005	527,920	284,394

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,343,349)	(612,606)	(3,827,031)	(698,892)
In-kind redemptions	14,586,464	10,286,886	4,587,692	—
Foreign currency transactions	—	—	—	(23,929)
Net realized gain (loss)	13,243,115	9,674,280	760,661	(722,821)
Net change in unrealized appreciation (depreciation) on:
Investments	(16,701,610)	(10,917,352)	(4,796,328)	(1,886,931)
Foreign currency transactions	—	—	—	106
Net change in unrealized appreciation (depreciation)	(16,701,610)	(10,917,352)	(4,796,328)	(1,886,825)
Net realized and unrealized loss	(3,458,495)	(1,243,072)	(4,035,667)	(2,609,646)
Net decrease in net assets resulting from operations	$(1,607,178)	$(4,067)	$(3,507,747)	$(2,325,252)
* Foreign taxes withheld	$3,344	$1,587	$1,048	$45,686

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 99

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2015

	Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	Guggenheim S&P 500® Equal Weight Consumer Staples ETF	Guggenheim S&P 500® Equal Weight Energy ETF
Investment Income:
Dividends	$2,785,346	$6,427,510	$3,325,482
Income from securities lending	79,449	—	395,821
Interest	3	9	2
Total investment income	2,864,798	6,427,519	3,721,305

Expenses:
Management fees	676,135	1,099,756	582,172
Total expenses	676,135	1,099,756	582,172
Net investment income	2,188,663	5,327,763	3,139,133

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(152,843)	(780,490)	(17,284,000)
In-kind redemptions	18,484,024	15,211,748	395,015
Net realized gain (loss)	18,331,181	14,431,258	(16,888,985)
Net change in unrealized appreciation (depreciation) on:
Investments	(9,745,175)	9,398,344	(30,348,311)
Net realized and unrealized gain (loss)	8,586,006	23,829,602	(47,237,296)
Net increase (decrease) in net assets resulting from operations	$10,774,669	$29,157,365	$(44,098,163)

100 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2015

	Guggenheim S&P 500® Equal Weight Financials ETF	Guggenheim S&P 500® Equal Weight Health Care ETF	Guggenheim S&P 500® Equal Weight Industrials ETF	Guggenheim S&P 500® Equal Weight Materials ETF
Investment Income:
Dividends, net of foreign taxes withheld*	$3,552,567	$5,648,309	$2,080,080	$1,399,016
Income from securities lending	—	—	2,230	—
Interest	5	19	2	1
Total investment income	3,552,572	5,648,328	2,082,312	1,399,017

Expenses:
Management fees	695,811	2,543,781	493,290	301,355
Total expenses	695,811	2,543,781	493,290	301,355
Net investment income	2,856,761	3,104,547	1,589,022	1,097,662

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	125,977	5,299,060	(1,566,981)	(1,331,366)
In-kind redemptions	9,033,009	86,967,649	9,464,488	3,379,910
Net realized gain	9,158,986	92,266,709	7,897,507	2,048,544
Net change in unrealized appreciation (depreciation) on:
Investments	(13,121,264)	(71,010,844)	(12,554,131)	(8,146,411)
Net realized and unrealized gain (loss)	(3,962,278)	21,255,865	(4,656,624)	(6,097,867)
Net increase (decrease) in net assets resulting from operations	$(1,105,517)	$24,360,412	$(3,067,602)	$(5,000,205)
* Foreign taxes withheld	$—	$—	$5,154	$—

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 101

STATEMENTS OF OPERATIONS (concluded)

For the Year Ended October 31, 2015

	Guggenheim S&P 500® Equal Weight Real Estate ETF[a]	Guggenheim S&P 500® Equal Weight Technology ETF	Guggenheim S&P 500® Equal Weight Utilities ETF
Investment Income:
Dividends	$15,520	$13,198,556	$6,066,691
Income from securities lending	—	13,525	17,130
Interest	—	19	6
Total investment income	15,520	13,212,100	6,083,827

Expenses:
Management fees	2,149	3,299,875	659,632
Total expenses	2,149	3,299,875	659,632
Net investment income	13,371	9,912,225	5,424,195

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	722	(6,557,181)	(1,534,674)
In-kind redemptions	—	86,482,602	4,227,681
Net realized gain (loss)	722	79,925,421	2,693,007
Net change in unrealized appreciation (depreciation) on:
Investments	25,713	(42,809,730)	(18,243,029)
Net realized and unrealized gain (loss)	26,435	37,115,691	(15,550,022)
Net increase (decrease) in net assets resulting from operations	$39,806	$47,027,916	$(10,125,827)

[a]	Since commencement of operations: August 12, 2015.

102 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

	Guggenheim Russell MidCap® Equal Weight ETF		Guggenheim Russell 1000® Equal Weight ETF
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,851,317	$1,471,185	$1,239,005	$1,255,253
Net realized gain on investments	13,243,115	7,898,418	9,674,280	10,283,263
Net change in unrealized appreciation (depreciation) on investments	(16,701,610)	4,759,529	(10,917,352)	(2,477,145)
Net increase (decrease) in net assets resulting from operations	(1,607,178)	14,129,132	(4,067)	9,061,371

Distributions to shareholders from:
Net investment income	(1,988,010)	(1,462,291)	(1,324,343)	(1,246,900)
Capital gains	—	(692,837)	—	—
Return of capital	(121,017)	—	(104,474)	—
Total distributions to shareholders	(2,109,027)	(2,155,128)	(1,428,817)	(1,246,900)

Shareholder transactions:
Proceeds from shares purchased	29,645,531	81,939,005	20,265,404	58,765,204
Cost of shares redeemed	(39,522,719)	(24,692,404)	(40,171,647)	(38,162,845)
Net increase (decrease) in net assets resulting from share transactions	(9,877,188)	57,246,601	(19,906,243)	20,602,359
Net increase (decrease) in net assets	(13,593,393)	69,220,605	(21,339,127)	28,416,830

Net assets:
Beginning of year	146,124,982	76,904,377	93,136,918	64,720,088
End of year	$132,531,589	$146,124,982	$71,797,791	$93,136,918
Undistributed (distributions in excess of) net investment income at end of year	$(856)	$(856)	$—	$19,357

Changes in shares outstanding:
Shares sold	600,000	1,700,000	400,000	1,200,000
Shares redeemed	(800,000)	(500,000)	(800,000)	(800,000)
Net increase (decrease) in shares	(200,000)	1,200,000	(400,000)	400,000

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 103

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim Russell 2000® Equal Weight ETF		Guggenheim MSCI Emerging Markets Equal Country Weight ETF
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$527,920	$340,576	$284,394	$215,609
Net realized gain (loss) on investments	760,661	895,195	(722,821)	(411,708)
Net change in unrealized appreciation (depreciation) on investments	(4,796,328)	202,910	(1,886,825)	203,736
Net increase (decrease) in net assets resulting from operations	(3,507,747)	1,438,681	(2,325,252)	7,637

Distributions to shareholders from:
Net investment income	(544,593)	(344,321)	(256,801)	(231,261)
Return of capital	(29,410)	—	—	—
Total distributions to shareholders	(574,003)	(344,321)	(256,801)	(231,261)

Shareholder transactions:
Proceeds from shares purchased	22,948,358	15,879,739	—	3,549,961
Cost of shares redeemed	(15,317,007)	(2,329,715)	—	—
Net increase in net assets resulting from share transactions	7,631,351	13,550,024	—	3,549,961
Net increase (decrease) in net assets	3,549,601	14,644,384	(2,582,053)	3,326,337

Net assets:
Beginning of year	40,380,477	25,736,093	13,654,195	10,327,858
End of year	$43,930,078	$40,380,477	$11,072,142	$13,654,195
Undistributed (distributions in excess of) net investment income at end of year	$(4,867)	$(8,573)	$42,626	$16,910

Changes in shares outstanding:
Shares sold	500,000	350,000	—	100,000
Shares redeemed	(350,000)	(50,000)	—	—
Net increase in shares	150,000	300,000	—	100,000

104 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF		Guggenheim S&P 500® Equal Weight Consumer Staples ETF
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,188,663	$1,298,864	$5,327,763	$2,743,797
Net realized gain on investments	18,331,181	19,268,780	14,431,258	13,443,116
Net change in unrealized appreciation (depreciation) on investments	(9,745,175)	(13,526,852)	9,398,344	2,905,504
Net increase in net assets resulting from operations	10,774,669	7,040,792	29,157,365	19,092,417

Distributions to shareholders from:
Net investment income	(2,049,799)	(1,282,123)	(4,938,435)	(2,571,891)

Shareholder transactions:
Proceeds from shares purchased	185,396,920	47,523,459	405,174,870	161,078,918
Cost of shares redeemed	(105,017,902)	(91,882,052)	(84,903,374)	(75,271,970)
Net increase (decrease) in net assets resulting from share transactions	80,379,018	(44,358,593)	320,271,496	85,806,948
Net increase (decrease) in net assets	89,103,888	(38,599,924)	344,490,426	102,327,474

Net assets:
Beginning of year	86,897,159	125,497,083	186,381,970	84,054,496
End of year	$176,001,047	$86,897,159	$530,872,396	$186,381,970
Undistributed net investment income at end of year	$167,253	$28,390	$703,192	$305,571

Changes in shares outstanding:
Shares sold	2,100,000	600,000	3,700,000	1,700,000
Shares redeemed	(1,200,000)	(1,200,000)	(800,000)	(800,000)
Net increase (decrease) in shares	900,000	(600,000)	2,900,000	900,000

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 105

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500® Equal Weight Energy ETF		Guggenheim S&P 500® Equal Weight Financials ETF
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,139,133	$2,610,239	$2,856,761	$1,269,880
Net realized gain (loss) on investments	(16,888,985)	1,887,504	9,158,986	9,241,788
Net change in unrealized appreciation (depreciation) on investments	(30,348,311)	(22,261,676)	(13,121,264)	4,351,272
Net increase (decrease) in net assets resulting from operations	(44,098,163)	(17,763,933)	(1,105,517)	14,862,940

Distributions to shareholders from:
Net investment income	(3,174,568)	(2,499,608)	(3,019,133)	(1,579,128)
Return of capital	—	—	(198,204)	—
Total distributions to shareholders	(3,174,568)	(2,499,608)	(3,217,337)	(1,579,128)

Shareholder transactions:
Proceeds from shares purchased	146,213,054	318,175,018	172,998,339	121,631,679
Cost of shares redeemed	(22,474,535)	(241,528,311)	(121,370,788)	(56,936,567)
Net increase in net assets resulting from share transactions	123,738,519	76,646,707	51,627,551	64,695,112
Net increase in net assets	76,465,788	56,383,166	47,304,697	77,978,924

Net assets:
Beginning of year	100,306,860	43,923,694	136,315,653	58,336,729
End of year	$176,772,648	$100,306,860	$183,620,350	$136,315,653
Undistributed net investment income at end of year	$170,896	$110,631	$—	$—

Changes in shares outstanding:
Shares sold	2,300,000	3,700,000	3,900,000	3,000,000
Shares redeemed	(350,000)	(2,950,000)	(2,850,000)	(1,400,000)
Net increase in shares	1,950,000	750,000	1,050,000	1,600,000

106 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500® Equal Weight Health Care ETF		Guggenheim S&P 500® Equal Weight Industrials ETF
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,104,547	$1,172,940	$1,589,022	$1,404,910
Net realized gain on investments	92,266,709	22,872,428	7,897,507	11,502,355
Net change in unrealized appreciation (depreciation) on investments	(71,010,844)	42,079,888	(12,554,131)	2,104,725
Net increase (decrease) in net assets resulting from operations	24,360,412	66,125,256	(3,067,602)	15,011,990

Distributions to shareholders from:
Net investment income	(2,938,855)	(1,057,835)	(1,865,867)	(1,179,408)
Return of capital	—	—	(42,175)	—
Total distributions to shareholders	(2,938,855)	(1,057,835)	(1,908,042)	(1,179,408)

Shareholder transactions:
Proceeds from shares purchased	640,046,161	275,032,704	54,081,202	102,807,929
Cost of shares redeemed	(483,288,596)	(79,013,536)	(78,722,508)	(50,443,556)
Net increase (decrease) in net assets resulting from share transactions	156,757,565	196,019,168	(24,641,306)	52,364,373
Net increase (decrease) in net assets	178,179,122	261,086,589	(29,616,950)	66,196,955

Net assets:
Beginning of year	391,713,986	130,627,397	123,447,484	57,250,529
End of year	$569,893,108	$391,713,986	$93,830,534	$123,447,484
Undistributed net investment income at end of year	$—	$232,378	$—	$276,845

Changes in shares outstanding:
Shares sold	4,200,000	2,250,000	600,000	1,250,000
Shares redeemed	(3,250,000)	(650,000)	(900,000)	(600,000)
Net increase (decrease) in shares	950,000	1,600,000	(300,000)	650,000

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 107

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500® Equal Weight Materials ETF		Guggenheim S&P 500® Equal Weight Real Estate ETF
	Year Ended October 31, 2015	Year Ended October 31, 2014	Period ended October 31, 2015[a]
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,097,662	$1,102,693	$13,371
Net realized gain (loss) on investments	2,048,544	15,434,502	722
Net change in unrealized appreciation (depreciation) on investments	(8,146,411)	(10,400,723)	25,713
Net increase (decrease) in net assets resulting from operations	(5,000,205)	6,136,472	39,806

Distributions to shareholders from:
Net investment income	(1,098,723)	(1,078,681)	(8,313)

Shareholder transactions:
Proceeds from shares purchased	49,421,316	85,250,481	2,531,138
Cost of shares redeemed	(61,478,764)	(65,238,463)	—
Net increase (decrease) in net assets resulting from share transactions	(12,057,448)	20,012,018	2,531,138
Net increase (decrease) in net assets	(18,156,376)	25,069,809	2,562,631

Net assets:
Beginning of period	74,138,499	49,068,690	—
End of period	$55,982,123	$74,138,499	$2,562,631
Undistributed net investment income at end of period	$70,106	$71,167	$5,779

Changes in shares outstanding:
Shares sold	550,000	1,050,000	100,000
Shares redeemed	(750,000)	(800,000)	—
Net increase (decrease) in shares	(200,000)	250,000	100,000

[a]	Since commencement of operations: August 12, 2015.

108 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Guggenheim S&P 500® Equal Weight Technology ETF		Guggenheim S&P 500® Equal Weight Utilities ETF
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$9,912,225	$4,762,621	$5,424,195	$3,112,103
Net realized gain on investments	79,925,421	35,025,103	2,693,007	11,924,787
Net change in unrealized appreciation (depreciation) on investments	(42,809,730)	52,724,598	(18,243,029)	3,851,728
Net increase (decrease) in net assets resulting from operations	47,027,916	92,512,322	(10,125,827)	18,888,618

Distributions to shareholders from:
Net investment income	(10,224,817)	(4,572,706)	(5,791,076)	(3,002,830)
Return of capital	(617,780)	—	—	—
Total distributions to shareholders	(10,842,597)	(4,572,706)	(5,791,076)	(3,002,830)

Shareholder transactions:
Proceeds from shares purchased	470,511,829	444,290,459	198,571,649	218,070,696
Cost of shares redeemed	(437,289,257)	(134,284,608)	(196,271,911)	(143,819,030)
Net increase in net assets resulting from share transactions	33,222,572	310,005,851	2,299,738	74,251,666
Net increase (decrease) in net assets	69,407,891	397,945,467	(13,617,165)	90,137,454

Net assets:
Beginning of year	671,220,778	273,275,311	141,875,484	51,738,030
End of year	$740,628,669	$671,220,778	$128,258,319	$141,875,484
Undistributed net investment income at end of year	$—	$117,510	$20,079	$199,574

Changes in shares outstanding:
Shares sold	5,100,000	5,550,000	2,550,000	3,050,000
Shares redeemed	(4,850,000)	(1,700,000)	(2,650,000)	(2,000,000)
Net increase (decrease) in shares	250,000	3,850,000	(100,000)	1,050,000

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 109

GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[a]
Per Share Data:
Net asset value, beginning of period	$50.39	$45.24	$33.95	$31.15	$30.21
Income from investment operations:
Net investment income (loss)[b]	0.62	0.62	0.57	0.46	0.30
Net gain (loss) on investments (realized and unrealized)	(1.21)	5.48	11.28	2.80	0.85
Total from investment operations	(0.59)	6.10	11.85	3.26	1.15
Less distributions from:
Net investment income	(0.67)	(0.59)	(0.56)	(0.46)	(0.21)
Capital gains	—	(0.36)	—	—	—
Return of capital	(0.04)	—	—	—	—
Total distributions to shareholders	(0.71)	(0.95)	(0.56)	(0.46)	(0.21)
Net asset value, end of period	$49.09	$50.39	$45.24	$33.95	$31.15

Total Return[c]	(1.19%)	13.61%	35.21%	10.52%	3.80%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$132,532	$146,125	$76,904	$52,617	$54,508
Ratio to average net assets of:
Net investment income (loss)	1.22%	1.27%	1.44%	1.39%	1.06%[d]
Total expenses	0.41%	0.41%	0.41%	0.41%	0.41%[d]
Portfolio turnover rate[e]	31%	29%	29%	33%	30%

[a]	The Fund commenced operations on December 3, 2010.
[b]	Based on average shares outstanding.
[c]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[d]	Annualized.
[e]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

110 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[a]
Per Share Data:
Net asset value, beginning of period	$50.34	$44.63	$33.92	$31.08	$30.18
Income from investment operations:
Net investment income (loss)[b]	0.68	0.67	0.62	0.51	0.36
Net gain (loss) on investments (realized and unrealized)	(0.71)	5.70	10.71	2.83	0.85
Total from investment operations	(0.03)	6.37	11.33	3.34	1.21
Less distributions from:
Net investment income	(0.73)	(0.66)	(0.62)	(0.50)	(0.31)
Return of capital	(0.06)	—	—	—	—
Total distributions to shareholders	(0.79)	(0.66)	(0.62)	(0.50)	(0.31)
Net asset value, end of period	$49.52	$50.34	$44.63	$33.92	$31.08

Total Return[c]	(0.07%)	14.33%	33.71%	10.83%	4.00%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$71,798	$93,137	$64,720	$39,011	$34,183
Ratio to average net assets of:
Net investment income (loss)	1.32%	1.38%	1.57%	1.56%	1.26%[d]
Total expenses	0.41%	0.41%	0.40%	0.41%	0.41%[d]
Portfolio turnover rate[e]	28%	27%	27%	27%	25%

[a]	The Fund commenced operations on December 3, 2010.
[b]	Based on average shares outstanding.
[c]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[d]	Annualized.
[e]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 111

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[a]
Per Share Data:
Net asset value, beginning of period	$44.87	$42.89	$31.82	$29.48	$30.19
Income from investment operations:
Net investment income (loss)[b]	0.49	0.43	0.54	0.34	0.22
Net gain (loss) on investments (realized and unrealized)	(2.97)	1.97	11.12	2.33	(0.75)
Total from investment operations	(2.48)	2.40	11.66	2.67	(0.53)
Less distributions from:
Net investment income	(0.52)	(0.42)	(0.59)	(0.33)	(0.18)
Return of capital	(0.03)	—	—	—	—
Total distributions to shareholders	(0.55)	(0.42)	(0.59)	(0.33)	(0.18)
Net asset value, end of period	$41.84	$44.87	$42.89	$31.82	$29.48

Total Return[c]	(5.59%)	5.58%	37.07%	9.08%	(1.78%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$43,930	$40,380	$25,736	$14,318	$23,584
Ratio to average net assets of:
Net investment income (loss)	1.11%	0.96%	1.46%	1.10%	0.79%[d]
Total expenses	0.41%	0.42%	0.41%	0.41%	0.41%[d]
Portfolio turnover rate[e]	47%	43%	42%	43%	38%

[a]	The Fund commenced operations on December 3, 2010.
[b]	Based on average shares outstanding.
[c]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[d]	Annualized.
[e]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

112 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM MSCI EMERGING MARKETS EQUAL COUNTRY WEIGHT ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[a]
Per Share Data:
Net asset value, beginning of period	$34.14	$34.43	$33.31	$33.83	$40.21
Income from investment operations:
Net investment income (loss)[b]	0.71	0.64	0.50	0.55	0.69
Net gain (loss) on investments (realized and unrealized)	(6.53)	(0.31)	1.06	(0.53)	(6.35)
Total from investment operations	(5.82)	0.33	1.56	0.02	(5.66)
Less distributions from:
Net investment income	(0.64)	(0.62)	(0.44)	(0.48)	(0.36)
Return of capital	—	—	—	(0.06)	(0.36)
Total distributions to shareholders	(0.64)	(0.62)	(0.44)	(0.54)	(0.72)
Net asset value, end of period	$27.68	$34.14	$34.43	$33.31	$33.83

Total Return[c]	(17.21%)	0.99%	4.76%	0.10%	(14.13%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$11,072	$13,654	$10,328	$13,325	$16,914
Ratio to average net assets of:
Net investment income (loss)	2.26%	1.86%	1.47%	1.66%	1.99%
Total expenses	0.70%	0.70%	0.71%	0.72%	0.71%[d]
Net expenses[e]	0.64%	0.60%	0.60%	0.61%	0.63%[d]
Portfolio turnover rate[f]	99%	25%	38%	39%	63%

[a]	The Fund commenced operations on December 3, 2010.
[b]	Based on average shares outstanding.
[c]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[d]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers.
[f]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 113

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Data:
Net asset value, beginning of period	$82.76	$76.06	$55.09	$47.70	$42.37
Income from investment operations:
Net investment income (loss)[a]	1.15	0.95	0.79	0.64	0.56
Net gain (loss) on investments (realized and unrealized)	7.39	6.67	21.02	7.46	5.31
Total from investment operations	8.54	7.62	21.81	8.10	5.87
Less distributions from:
Net investment income	(1.04)	(0.92)	(0.84)	(0.71)	(0.54)
Total distributions to shareholders	(1.04)	(0.92)	(0.84)	(0.71)	(0.54)
Net asset value, end of period	$90.26	$82.76	$76.06	$55.09	$47.70

Total Return[b]	10.35%	10.07%	39.91%	17.05%	13.91%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$176,001	$86,897	$125,497	$41,314	$21,467
Ratio to average net assets of:
Net investment income (loss)	1.29%	1.20%	1.19%	1.22%	1.20%
Total expenses	0.40%	0.40%	0.50%	0.50%	0.50%
Portfolio turnover rate[c]	23%	22%	20%	25%	26%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

114 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER STAPLES ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Data:
Net asset value, beginning of period	$100.75	$88.48	$68.24	$61.01	$55.42
Income from investment operations:
Net investment income (loss)[a]	2.08	2.04	1.73	1.41	1.31
Net gain (loss) on investments (realized and unrealized)	10.86	12.03	20.22	7.20	5.49
Total from investment operations	12.94	14.07	21.95	8.61	6.80
Less distributions from:
Net investment income	(1.93)	(1.80)	(1.71)	(1.38)	(1.21)
Total distributions to shareholders	(1.93)	(1.80)	(1.71)	(1.38)	(1.21)
Net asset value, end of period	$111.76	$100.75	$88.48	$68.24	$61.01

Total Return[b]	12.95%	16.04%	32.59%	14.19%	12.37%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$530,872	$186,382	$84,054	$40,944	$30,507
Ratio to average net assets of:
Net investment income (loss)	1.94%	2.18%	2.15%	2.14%	2.20%
Total expenses	0.40%	0.40%	0.50%	0.50%	0.50%
Portfolio turnover rate[c]	16%	20%	17%	18%	15%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 115

GUGGENHEIM S&P 500® EQUAL WEIGHT ENERGY ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Data:
Net asset value, beginning of period	$77.16	$79.86	$64.01	$64.16	$53.74
Income from investment operations:
Net investment income (loss)[a]	1.35	1.40	0.78	0.55	0.36
Net gain (loss) on investments (realized and unrealized)	(22.73)	(2.91)	15.87	(0.19)	10.43
Total from investment operations	(21.38)	(1.51)	16.65	0.36	10.79
Less distributions from:
Net investment income	(1.39)	(1.19)	(0.80)	(0.51)	(0.37)
Total distributions to shareholders	(1.39)	(1.19)	(0.80)	(0.51)	(0.37)
Net asset value, end of period	$54.39	$77.16	$79.86	$64.01	$64.16

Total Return[b]	(27.93%)	(2.02%)	26.19%	0.58%	20.09%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$176,773	$100,307	$43,924	$32,004	$35,287
Ratio to average net assets of:
Net investment income (loss)	2.16%	1.64%	1.09%	0.88%	0.53%
Total expenses	0.40%	0.40%	0.50%	0.50%	0.50%
Portfolio turnover rate[c]	34%	25%	17%	30%	23%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

116 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® EQUAL WEIGHT FINANCIALS ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Data:
Net asset value, beginning of period	$43.27	$37.64	$28.68	$24.48	$25.40
Income from investment operations:
Net investment income (loss)[a]	0.72	0.53	0.57	0.39	0.42
Net gain (loss) on investments (realized and unrealized)	0.58	5.76	9.08	4.32	(0.96)
Total from investment operations	1.30	6.29	9.65	4.71	(0.54)
Less distributions from:
Net investment income	(0.80)	(0.66)	(0.58)	(0.42)	(0.38)
Return of capital	(0.05)	—	(0.11)	(0.09)	—
Total distributions to shareholders	(0.85)	(0.66)	(0.69)	(0.51)	(0.38)
Net asset value, end of period	$43.72	$43.27	$37.64	$28.68	$24.48

Total Return[b]	3.04%	16.84%	34.05%	19.32%	(2.25%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$183,620	$136,316	$58,337	$14,339	$17,133
Ratio to average net assets of:
Net investment income (loss)	1.64%	1.30%	1.65%	1.48%	1.59%
Total expenses	0.40%	0.40%	0.50%	0.50%	0.50%
Portfolio turnover rate[c]	13%	19%	14%	17%	18%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 117

GUGGENHEIM S&P 500® EQUAL WEIGHT HEALTH CARE ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Data:
Net asset value, beginning of period	$137.44	$104.50	$76.84	$66.49	$59.74
Income from investment operations:
Net investment income (loss)[a]	0.75	0.66	0.55	0.47	0.32
Net gain (loss) on investments (realized and unrealized)	12.46	32.89	27.63	11.04	6.73
Total from investment operations	13.21	33.55	28.18	11.51	7.05
Less distributions from:
Net investment income	(0.68)	(0.61)	(0.52)	(1.16)	(0.30)
Total distributions to shareholders	(0.68)	(0.61)	(0.52)	(1.16)	(0.30)
Net asset value, end of period	$149.97	$137.44	$104.50	$76.84	$66.49

Total Return[b]	9.61%	32.20%	36.81%	17.39%	11.80%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$569,893	$391,714	$130,627	$38,419	$53,196
Ratio to average net assets of:
Net investment income (loss)	0.49%	0.55%	0.60%	0.65%	0.47%
Total expenses	0.40%	0.40%	0.50%	0.50%	0.50%
Portfolio turnover rate[c]	22%	23%	24%	15%	19%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

118 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® EQUAL WEIGHT INDUSTRIALS ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Data:
Net asset value, beginning of period	$88.18	$76.33	$56.94	$51.50	$49.54
Income from investment operations:
Net investment income (loss)[a]	1.13	1.22	0.95	1.05	0.83
Net gain (loss) on investments (realized and unrealized)	(2.69)	11.59	19.41	5.42	2.05
Total from investment operations	(1.56)	12.81	20.36	6.47	2.88
Less distributions from:
Net investment income	(1.29)	(0.96)	(0.97)	(1.03)	(0.92)
Return of capital	(0.03)	—	—	—	—
Total distributions to shareholders	(1.32)	(0.96)	(0.97)	(1.03)	(0.92)
Net asset value, end of period	$85.30	$88.18	$76.33	$56.94	$51.50

Total Return[b]	(1.78%)	16.85%	36.10%	12.64%	5.80%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$93,831	$123,447	$57,251	$17,082	$15,450
Ratio to average net assets of:
Net investment income (loss)	1.29%	1.47%	1.41%	1.90%	1.52%
Total expenses	0.40%	0.40%	0.50%	0.50%	0.50%
Portfolio turnover rate[c]	22%	15%	24%	18%	15%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 119

GUGGENHEIM S&P 500® EQUAL WEIGHT MATERIALS ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Data:
Net asset value, beginning of period	$82.38	$75.49	$60.71	$56.57	$57.32
Income from investment operations:
Net investment income (loss)[a]	1.23	1.21	1.25	0.92	0.82
Net gain (loss) on investments (realized and unrealized)	(2.41)	6.85	14.73	4.14	(0.76)
Total from investment operations	(1.18)	8.06	15.98	5.06	0.06
Less distributions from:
Net investment income	(1.23)	(1.17)	(1.20)	(0.92)	(0.81)
Total distributions to shareholders	(1.23)	(1.17)	(1.20)	(0.92)	(0.81)
Net asset value, end of period	$79.97	$82.38	$75.49	$60.71	$56.57

Total Return[b]	(1.44%)	10.68%	26.59%	8.99%	0.04%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$55,982	$74,138	$49,069	$33,388	$36,771
Ratio to average net assets of:
Net investment income (loss)	1.46%	1.48%	1.84%	1.55%	1.33%
Total expenses	0.40%	0.40%	0.50%	0.50%	0.50%
Portfolio turnover rate[c]	27%	22%	18%	20%	21%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

120 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® EQUAL WEIGHT REAL ESTATE ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Period Ended October 31, 2015[a]
Per Share Data:
Net asset value, beginning of period	$25.31
Income from investment operations:
Net investment income (loss)[b]	0.13
Net gain (loss) on investments (realized and unrealized)	0.27
Total from investment operations	0.40
Less distributions from:
Net investment income	(0.08)
Total distributions to shareholders	(0.08)
Net asset value, end of period	$25.63

Total Return[c]	1.61%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,563
Ratio to average net assets of:
Net investment income (loss)	2.49%[d]
Total expenses	0.40%[d]
Portfolio turnover rate[e]	5%

[a]	The Fund commenced operations on August 12, 2015.
[b]	Based on average shares outstanding.
[c]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[d]	Annualized.
[e]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 121

GUGGENHEIM S&P 500® EQUAL WEIGHT TECHNOLOGY ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Data:
Net asset value, beginning of period	$87.17	$70.98	$51.53	$52.23	$50.72
Income from investment operations:
Net investment income (loss)[a]	1.09	0.78	0.68	0.41	0.29
Net gain (loss) on investments (realized and unrealized)	6.09	16.15	19.43	(0.75)	1.49
Total from investment operations	7.18	16.93	20.11	(0.34)	1.78
Less distributions from:
Net investment income	(1.12)	(0.74)	(0.66)	(0.36)	(0.27)
Return of capital	(0.07)	—	—	—	—
Total distributions to shareholders	(1.19)	(0.74)	(0.66)	(0.36)	(0.27)
Net asset value, end of period	$93.16	$87.17	$70.98	$51.53	$52.23

Total Return[b]	8.30%	23.92%	39.23%	0.71%	3.51%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$740,629	$671,221	$273,275	$100,479	$109,685
Ratio to average net assets of:
Net investment income (loss)	1.20%	0.97%	1.07%	0.76%	0.54%
Total expenses	0.40%	0.40%	0.50%	0.50%	0.50%
Portfolio turnover rate[c]	21%	22%	24%	25%	29%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

122 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® EQUAL WEIGHT UTILITIES ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Data:
Net asset value, beginning of period	$76.69	$64.67	$60.52	$54.03	$50.27
Income from investment operations:
Net investment income (loss)[a]	2.48	2.59	2.36	2.03	1.89
Net gain (loss) on investments (realized and unrealized)	(2.97)	11.75	4.11	6.45	3.71
Total from investment operations	(0.49)	14.34	6.47	8.48	5.60
Less distributions from:
Net investment income	(2.91)	(2.32)	(2.32)	(1.99)	(1.84)
Total distributions to shareholders	(2.91)	(2.32)	(2.32)	(1.99)	(1.84)
Net asset value, end of period	$73.29	$76.69	$64.67	$60.52	$54.03

Total Return[b]	(0.56%)	22.61%	10.95%	15.98%	11.29%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$128,258	$141,875	$51,738	$42,364	$32,417
Ratio to average net assets of:
Net investment income (loss)	3.30%	3.72%	3.78%	3.60%	3.60%
Total expenses	0.40%	0.40%	0.50%	0.50%	0.50%
Portfolio turnover rate[c]	20%	31%	22%	22%	15%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 123

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Rydex ETF Trust (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type, and is authorized to issue an unlimited number of no par value shares. Each portfolio represents a separate series of beneficial interest in the Trust (each a “Fund”, and collectively, the “Funds”), each a non-diversified investment company. The Trust was organized as a Delaware statutory trust on November 22, 2002. At October 31, 2015, the Trust consisted of twenty-two funds.

The financial statements herein relate to the following Funds, whose investment objective is to replicate as closely as possible, before fees and expenses, the daily performance of an index representing publicly traded equity securities (the “Underlying Index”) as follows:

Fund	Underlying Index
Guggenheim Russell MidCap® Equal Weight ETF	Russell MidCap® Equal Weight Index
Guggenheim Russell 1000® Equal Weight ETF	Russell 1000® Equal Weight Index
Guggenheim Russell 2000® Equal Weight ETF	Russell 2000® Equal Weight Index
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	MSCI Emerging Markets Equal Country Weighted Index
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	S&P 500® Equal Weight Index Consumer Discretionary
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	S&P 500® Equal Weight Index Consumer Staples
Guggenheim S&P 500® Equal Weight Energy ETF	S&P 500® Equal Weight Index Energy
Guggenheim S&P 500® Equal Weight Financials ETF	S&P 500® Equal Weight Index Financials
Guggenheim S&P 500® Equal Weight Health Care ETF	S&P 500® Equal Weight Index Health Care
Guggenheim S&P 500® Equal Weight Industrials ETF	S&P 500® Equal Weight Index Industrials
Guggenheim S&P 500® Equal Weight Materials ETF	S&P 500® Equal Weight Index Materials
Guggenheim S&P 500® Equal Weight Real Estate ETF	S&P 500® Equal Weight Real Estate Index
Guggenheim S&P 500® Equal Weight Technology ETF	S&P 500® Equal Weight Index Information Technology
Guggenheim S&P 500® Equal Weight Utilities ETF	S&P 500® Equal Weight Index Telecommunication Services and Utilities

The Funds seek to achieve their objective by investing in common stocks or exchange-traded funds (“ETFs”), where applicable, that comprise the Underlying Index. The Funds use a “replication” strategy to track the Underlying Index. Replication refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index.

The Funds operate as index funds and are not actively managed. Adverse performance of a security in the Funds’ portfolio will ordinarily not result in the elimination of the security from the Funds’ portfolio.

The Funds issue and redeem shares on a continuous basis, at net asset value per share (“NAV”), only in aggregation of 50,000 shares (100,000 shares for the Guggenheim MSCI Emerging Markets Equal Country Weight ETF) called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index.

The Funds invest in various investments which are exposed to risk, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect amounts reported in the financial statements.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides administrative services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board

124 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds' securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day. The Funds invest in money market mutual funds, which are valued at their NAV. ETFs are valued at the last quoted sales price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, the Board of Trustees has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

B. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments insecurities at the fiscal period end, resulting from changes in exchange rates.

GUGGENHEIM ETFs ANNUAL REPORT | 125

NOTES TO FINANCIAL STATEMENTS (continued)

C. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

D. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

E. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

F. Under the Funds’ organizational documents, their Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Capital

There is a minimum transaction fee per transaction to those persons purchasing or redeeming Creation Units. An additional charge of up to three times the standard transaction fee may be imposed for purchases and redemptions effected outside the National Securities Clearing Corporation usual clearing process or for cash. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV of the Fund on the transaction date. Transaction fees are not charged to or paid by the Funds.

The minimum transaction fees are:

Fund	Minimum Transaction Fee
Guggenheim Russell MidCap® Equal Weight ETF	$ 2,000
Guggenheim Russell 1000® Equal Weight ETF	2,500
Guggenheim Russell 2000® Equal Weight ETF	3,000
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	6,000
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	750
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	500
Guggenheim S&P 500® Equal Weight Energy ETF	500
Guggenheim S&P 500® Equal Weight Financials ETF	750
Guggenheim S&P 500® Equal Weight Health Care ETF	500
Guggenheim S&P 500® Equal Weight Industrials ETF	500
Guggenheim S&P 500® Equal Weight Materials ETF	500
Guggenheim S&P 500® Equal Weight Real Estate ETF	500
Guggenheim S&P 500® Equal Weight Technology ETF	750
Guggenheim S&P 500® Equal Weight Utilities ETF	500

3. Fees and Other Transactions with Affiliates

GI determines the composition of the portfolio of securities that must be delivered in exchange for the issuance of Creation Units and periodically adjusts the composition of the portfolio of the Funds to conform to changes in the composition of the relevant index. For these services, GI receives a management fee at the annual rate shown below as a percentage of the average daily net assets of the Funds.

Fund	Advisory Fee
Guggenheim Russell MidCap® Equal Weight ETF	0.40%
Guggenheim Russell 1000® Equal Weight ETF	0.40%
Guggenheim Russell 2000® Equal Weight ETF	0.40%
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	0.70%
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	0.40%
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	0.40%
Guggenheim S&P 500® Equal Weight Energy ETF	0.40%
Guggenheim S&P 500® Equal Weight Financials ETF	0.40%
Guggenheim S&P 500® Equal Weight Health Care ETF	0.40%
Guggenheim S&P 500® Equal Weight Industrials ETF	0.40%
Guggenheim S&P 500® Equal Weight Materials ETF	0.40%
Guggenheim S&P 500® Equal Weight Real Estate ETF	0.40%
Guggenheim S&P 500® Equal Weight Technology ETF	0.40%
Guggenheim S&P 500® Equal Weight Utilities ETF	0.40%

126 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

GI pays all expenses of the Funds, including the cost of transfer agency, custody, fund administration, fund accounting, legal, audit and other services, except: interest, taxes, distribution fees or expenses, trustee fees (where applicable) and extraordinary expenses.

Under a Fund Administration Agreement with the Trust, RFS provides various administrative and financial reporting services for the Funds. GI compensates RFS directly for this service.

Under a Fund Accounting Agreement with the Trust, BNYMellon maintains the books and records of the Funds. Under a Custodian Agreement with the Trust, BNYMellon maintains cash, securities and other assets of the Funds in a separate account for the Funds, keeps all necessary accounts and records, and provides other services. BNYMellon is required, upon the order of the Trust, to deliver securities held by the custodian and to make payments for securities purchased by the Trust for the Funds. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNYMellon acts as a transfer agent for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. GI compensates BNYMellon directly for the foregoing services.

For the Guggenheim MSCI Emerging Markets Equal Country Weight ETF, GI has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, dividends on securities sold short, distribution fees and expenses, and extraordinary expenses (“Excluded Expenses”)) plus Acquired Fund Fees and Expense borne indirectly from exceeding 0.70% of the Fund’s average daily net assets until February 28, 2016. This agreement may be terminated only with the approval of the Fund’s Board of Trustees. In any event, this undertaking will continue until at least February 28, 2016.

The Funds have adopted a Distribution Plan (the “Plan”) that allows the Funds to pay distribution fees to GFD and other firms that provide distribution services (“Service Providers”). If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD will, in turn, pay the Service Provider out of its fees. No such fee is currently charged to the Funds.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Portfolio Securities Loaned

During the year ended October 31, 2015, certain Funds lent their securities to approved brokers to earn additional income.

Security lending income shown on the Statements of Operations is net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. As of October 31, 2015, all Funds had ceased participation in securities lending.

GUGGENHEIM ETFs ANNUAL REPORT | 127

NOTES TO FINANCIAL STATEMENTS (continued)

6. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds' tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds' tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended October 31, 2015, the following capital loss carryforward amounts were expired or used:

Fund	Amount
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	$16,337
Guggenheim S&P 500® Equal Weight Financials ETF	194,747
Guggenheim S&P 500® Equal Weight Health Care ETF	265,349

The tax character of distributions paid during the year ended October 31, 2015 was as follows:

Fund	Ordinary Income	Return of Capital	Long-Term Capital Gain	Total Distributions
Guggenheim Russell MidCap® Equal Weight ETF	$1,988,010	$121,017	$—	$2,109,027
Guggenheim Russell 1000® Equal Weight ETF	1,324,343	104,474	—	1,428,817
Guggenheim Russell 2000® Equal Weight ETF	544,593	29,410	—	574,003
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	256,801	—	—	256,801
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	2,049,799	—	—	2,049,799
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	4,938,435	—	—	4,938,435
Guggenheim S&P 500® Equal Weight Energy ETF	3,174,568	—	—	3,174,568
Guggenheim S&P 500® Equal Weight Financials ETF	3,019,133	198,204	—	3,217,337
Guggenheim S&P 500® Equal Weight Health Care ETF	2,938,855	—	—	2,938,855
Guggenheim S&P 500® Equal Weight Industrials ETF	1,865,867	42,175	—	1,908,042
Guggenheim S&P 500® Equal Weight Materials ETF	1,098,723	—	—	1,098,723
Guggenheim S&P 500® Equal Weight Real Estate ETF	8,313	—	—	8,313
Guggenheim S&P 500® Equal Weight Technology ETF	10,224,817	617,780	—	10,842,597
Guggenheim S&P 500® Equal Weight Utilities ETF	5,791,076	—	—	5,791,076

Guggenheim S&P 500® Equal Weight Real Estate ETF commenced operations on August 12, 2015.

128 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended October 31, 2014 was as follows:

Fund	Ordinary Income	Return of Capital	Long-Term Capital Gain	Total Distributions
Guggenheim Russell MidCap® Equal Weight ETF	$2,091,687	$—	$63,441	$2,155,128
Guggenheim Russell 1000® Equal Weight ETF	1,246,900	—	—	1,246,900
Guggenheim Russell 2000® Equal Weight ETF	344,321	—	—	344,321
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	231,261	—	—	231,261
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	1,282,123	—	—	1,282,123
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	2,571,891	—	—	2,571,891
Guggenheim S&P 500® Equal Weight Energy ETF	2,499,607	—	—	2,499,607
Guggenheim S&P 500® Equal Weight Financials ETF	1,579,128	—	—	1,579,128
Guggenheim S&P 500® Equal Weight Health Care ETF	1,057,835	—	—	1,057,835
Guggenheim S&P 500® Equal Weight Industrials ETF	1,179,408	—	—	1,179,408
Guggenheim S&P 500® Equal Weight Materials ETF	1,078,681	—	—	1,078,681
Guggenheim S&P 500® Equal Weight Technology ETF	4,572,706	—	—	4,572,706
Guggenheim S&P 500® Equal Weight Utilities ETF	3,002,830	—	—	3,002,830

The tax character of distributable earnings/(accumulated losses) at October 31, 2015 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Net Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
Guggenheim Russell MidCap® Equal Weight ETF	$—	$—	$(2,233,917)	$5,506,485	$3,272,568
Guggenheim Russell 1000® Equal Weight ETF	—	—	(1,337,242)	(815,204)	(2,152,446)
Guggenheim Russell 2000® Equal Weight ETF	—	—	(5,238,138)	(764,586)	(6,002,724)
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	42,891	—	(3,647,599)	(1,962,463)	(5,567,171)
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	167,253	—	(3,382,804)	(5,110,750)	(8,326,301)
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	703,192	—	(2,867,343)	21,723,867	19,559,716
Guggenheim S&P 500® Equal Weight Energy ETF	170,896	—	(22,695,807)	(52,557,967)	(75,082,878)
Guggenheim S&P 500® Equal Weight Financials ETF	—	—	(5,996,030)	(4,803,128)	(10,799,158)
Guggenheim S&P 500® Equal Weight Health Care ETF	—	—	—	(17,944,382)	(17,944,382)
Guggenheim S&P 500® Equal Weight Industrials ETF	—	—	(2,947,358)	(3,769,800)	(6,717,158)
Guggenheim S&P 500® Equal Weight Materials ETF	70,106	—	(3,583,514)	(8,955,789)	(12,469,197)
Guggenheim S&P 500® Equal Weight Real Estate ETF	5,779	—	—	25,713	31,492
Guggenheim S&P 500® Equal Weight Technology ETF	—	—	(9,697,827)	28,288,721	18,590,894
Guggenheim S&P 500® Equal Weight Utilities ETF	20,079	—	(2,030,692)	(11,594,497)	(13,605,110)

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NOTES TO FINANCIAL STATEMENTS (continued)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of October 31, 2015, capital loss carryforwards for the Funds were as follows:

					Unlimited
Fund	Expires in 2016	Expires in 2017	Expires in 2018	Expires in 2019	Short-Term	Long-Term	Remaining Capital Loss Carryforward
Guggenheim Russell MidCap® Equal Weight ETF	$—	$—	$—	$—	$(1,640,029)	$(593,888)	$(2,233,917)
Guggenheim Russell 1000® Equal Weight ETF	—	—	—	(312)	(722,558)	(614,372)	(1,337,242)
Guggenheim Russell 2000® Equal Weight ETF	—	—	—	(259,648)	(2,859,339)	(2,119,151)	(5,238,138)
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	—	—	—	(18,800)	(1,016,632)	(2,612,167)	(3,647,599)
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	(800,018)	(1,981,333)	—	—	(71,902)	(529,551)	(3,382,804)
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	(11,426)	(195,890)	—	(61,000)	(1,989,756)	(609,271)	(2,867,343)
Guggenheim S&P 500® Equal Weight Energy ETF	—	(1,743,348)	(393,314)	(128,371)	(10,367,490)	(10,063,284)	(22,695,807)
Guggenheim S&P 500® Equal Weight Financials ETF	(1,557,104)	(4,062,086)	(376,840)	—	—	—	(5,996,030)
Guggenheim S&P 500® Equal Weight Health Care ETF	—	—	—	—	—	—	—
Guggenheim S&P 500® Equal Weight Industrials ETF	—	(1,121,641)	—	—	(344,218)	(1,481,499)	(2,947,358)
Guggenheim S&P 500® Equal Weight Materials ETF	—	(576,552)	—	—	(368,749)	(2,638,213)	(3,583,514)
Guggenheim S&P 500® Equal Weight Real Estate ETF	—	—	—	—	—	—	—
Guggenheim S&P 500® Equal Weight Technology ETF	—	(2,331,453)	—	—	(1,553,465)	(5,812,909)	(9,697,827)
Guggenheim S&P 500® Equal Weight Utilities ETF	—	—	—	—	(1,770,365)	(260,327)	(2,030,692)

130 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

In order to present paid-in-capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to these accounts. These adjustments have no effect on the net assets or NAV. The most significant of these adjustments are for net capital gains (losses) resulting from in-kind redemptions, equalization debits, passive foreign investment company adjustments, and return of capital on investments. For the year ended October 31, 2015, the adjustments for the Funds were as follows:

Fund	Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)
Guggenheim Russell MidCap® Equal Weight ETF	$14,486,167	$136,693	$(14,622,860)
Guggenheim Russell 1000® Equal Weight ETF	10,265,243	65,981	(10,331,224)
Guggenheim Russell 2000® Equal Weight ETF	4,572,815	20,379	(4,593,194)
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	(12,907)	(1,877)	14,784
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	18,428,371	(1)	(18,428,370)
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	15,178,715	8,293	(15,187,008)
Guggenheim S&P 500® Equal Weight Energy ETF	(242,848)	95,700	147,148
Guggenheim S&P 500® Equal Weight Financials ETF	8,760,658	162,372	(8,923,030)
Guggenheim S&P 500® Equal Weight Health Care ETF	92,881,610	(398,070)	(92,483,540)
Guggenheim S&P 500® Equal Weight Industrials ETF	9,142,142	—	(9,142,142)
Guggenheim S&P 500® Equal Weight Materials ETF	3,160,095	—	(3,160,095)
Guggenheim S&P 500® Equal Weight Real Estate ETF	1	721	(722)
Guggenheim S&P 500® Equal Weight Technology ETF	84,301,792	195,082	(84,496,874)
Guggenheim S&P 500® Equal Weight Utilities ETF	4,065,177	187,386	(4,252,563)

At October 31, 2015, the identified cost of investments in securities owned by each Fund for Federal income tax purposes and the gross unrealized appreciation and depreciation were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Guggenheim Russell MidCap® Equal Weight ETF	$126,992,694	$19,673,071	$(14,166,586)	$5,506,485
Guggenheim Russell 1000® Equal Weight ETF	72,585,030	7,916,360	(8,731,564)	(815,204)
Guggenheim Russell 2000® Equal Weight ETF	44,654,086	6,186,032	(6,950,618)	(764,586)
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	13,191,141	584,573	(2,546,999)	(1,962,426)
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	181,091,301	11,826,515	(16,937,265)	(5,110,750)
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	508,756,725	39,692,416	(17,968,549)	21,723,867
Guggenheim S&P 500® Equal Weight Energy ETF	229,076,558	7,911,264	(60,469,231)	(52,557,967)
Guggenheim S&P 500® Equal Weight Financials ETF	188,203,085	6,250,191	(11,053,319)	(4,803,128)
Guggenheim S&P 500® Equal Weight Health Care ETF	587,785,246	18,026,979	(35,971,361)	(17,944,382)
Guggenheim S&P 500® Equal Weight Industrials ETF	97,551,716	6,979,879	(10,749,679)	(3,769,800)
Guggenheim S&P 500® Equal Weight Materials ETF	64,937,638	2,070,721	(11,026,510)	(8,955,789)
Guggenheim S&P 500® Equal Weight Real Estate ETF	2,522,294	64,969	(39,256)	25,713
Guggenheim S&P 500® Equal Weight Technology ETF	712,275,602	79,199,102	(50,910,381)	28,288,721
Guggenheim S&P 500® Equal Weight Utilities ETF	139,666,887	2,319,135	(13,913,632)	(11,594,497)

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Investment Transactions

For the year ended October 31, 2015, the Funds had investments transactions in-kind associated with subscriptions and redemptions as follows:

Fund	Subscriptions	Redemptions
Guggenheim Russell MidCap® Equal Weight ETF	$29,582,320	$39,361,852
Guggenheim Russell 1000® Equal Weight ETF	20,187,747	40,017,790
Guggenheim Russell 2000® Equal Weight ETF	22,904,243	15,285,868
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	—	—
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	185,032,051	104,916,334
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	404,133,375	84,846,083
Guggenheim S&P 500® Equal Weight Energy ETF	145,824,908	22,423,427
Guggenheim S&P 500® Equal Weight Financials ETF	172,661,812	121,047,442
Guggenheim S&P 500® Equal Weight Health Care ETF	636,729,324	482,224,684
Guggenheim S&P 500® Equal Weight Industrials ETF	53,933,365	78,647,601
Guggenheim S&P 500® Equal Weight Materials ETF	49,339,367	61,375,528
Guggenheim S&P 500® Equal Weight Real Estate ETF	2,531,139	—
Guggenheim S&P 500® Equal Weight Technology ETF	467,878,099	434,657,550
Guggenheim S&P 500® Equal Weight Utilities ETF	198,134,176	195,136,420

For the year ended October 31, 2015, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Guggenheim Russell MidCap® Equal Weight ETF	$46,886,580	$46,554,090
Guggenheim Russell 1000® Equal Weight ETF	25,443,283	25,374,743
Guggenheim Russell 2000® Equal Weight ETF	21,799,711	21,646,854
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	12,576,013	12,405,498
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	37,685,961	37,324,949
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	46,842,305	44,966,377
Guggenheim S&P 500® Equal Weight Energy ETF	49,949,069	49,710,819
Guggenheim S&P 500® Equal Weight Financials ETF	23,265,539	23,168,764
Guggenheim S&P 500® Equal Weight Health Care ETF	135,712,972	134,895,499
Guggenheim S&P 500® Equal Weight Industrials ETF	27,139,096	27,280,864
Guggenheim S&P 500® Equal Weight Materials ETF	19,621,556	19,589,526
Guggenheim S&P 500® Equal Weight Real Estate ETF	112,643	122,979
Guggenheim S&P 500® Equal Weight Technology ETF	173,213,911	172,859,351
Guggenheim S&P 500® Equal Weight Utilities ETF	32,856,912	33,314,764

8. Legal Proceedings

Tribune Company

Rydex ETF Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership of shares by certain series of the Rydex ETF Trust in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including Rydex ETF Trust, the proceeds they received in connection with the LBO.

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NOTES TO FINANCIAL STATEMENTS (continued)

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex ETF Trust has been named as a defendant in one of the SLCFC actions: Deutsche Bank Trust Co. Americas v. McGurn, No. 11-1510 (S.D.N.Y.). In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. The SLCFC appeals have been fully briefed, and oral argument in front of the U.S. Court of Appeals for the Second Circuit occurred on November 5, 2014. The Court has not yet issued a decision on the appeals.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

None of these lawsuits alleges any wrongdoing on the part of Rydex ETF Trust. The following series of Rydex ETF Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Guggenheim S&P 500 Equal Weight Consumer Discretionary Fund (the “Fund”). The value of the proceeds received by the foregoing Fund was $249,481. At this stage of the proceedings, Rydex ETF Trust is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

9. Subsequent Event

At a meeting held on October 14, 2015, the Adviser recommended and the Board of the Trust approved the following changes to the following Funds:

A.

The Underlying Index for the Guggenheim Russell MidCap® Equal Weight ETF (ticker EWRM) will change from the Russell MidCap® Equal Weight Index to the S&P MidCap 400® Equal Weight Index. In connection with the change in the Fund’s Underlying Index, the Board also approved changing the Fund’s name and ticker to Guggenheim S&P MidCap 400® Equal Weight ETF (new ticker EWMC). The changes in index, Fund name and Fund ticker are expected to become effective on January 26, 2016, or such other date as deemed appropriate by the officers of the Trust.

B.

The Underlying Index for the Guggenheim Russell 2000® Equal Weight ETF (ticker EWRS) will change from the Russell 2000® Equal Weight Index to the S&P SmallCap 600® Equal Weight Index. In connection with the change in the Fund’s Underlying Index, the Board also approved changing the Fund’s name and ticker to Guggenheim S&P SmallCap 600® Equal Weight ETF (new ticker EWSC). The changes in index, Fund name and Fund ticker are expected to become effective on January 26, 2016, or such other date as deemed appropriate by the officers of the Trust.

C.

An Agreement and Plan of Reorganization (the “Agreement”) was unanimously approved by the Board of the Trust providing for the reorganization of the Guggenheim Russell 1000® Equal Weight ETF (the “Acquired Fund”) with and into the Guggenheim S&P 500® Equal Weight ETF (the “Surviving Fund”), each a separate series of the Trust. The Agreement provides for: (a) the transfer of the assets and stated liabilities of the Acquired Fund in exchange for shares of the Surviving Fund and cash in lieu of fractional shares of the Surviving Fund, and (b) the pro rata distribution of shares of the Surviving Fund and cash in lieu of fractional shares of the Surviving Fund by the Acquired Fund to its shareholders, in complete liquidation of the Acquired Fund (the “Reorganization”).

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NOTES TO FINANCIAL STATEMENTS (concluded)

The Reorganization is expected to be a tax-free transaction. Security Investors, LLC, the investment adviser to both the Acquired Fund and the Surviving Fund, has agreed to bear the costs (except for brokerage expenses incurred by the Acquired Fund prior to the Reorganization) directly related to the Reorganization.

The decision of the Board to reorganize the Acquired Fund is not subject to shareholder approval. However, an Information Statement that contains more information about the Reorganization and the Surviving Fund will be mailed to Acquired Fund shareholders. It is expected that the Reorganization will occur on or after January 26, 2016.

134 | GUGGENHEIM ETFs ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rydex ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim Russell MidCap® Equal Weight ETF, Guggenheim Russell 1000® Equal Weight ETF, Guggenheim Russell 2000® Equal Weight ETF, Guggenheim MSCI Emerging Markets Equal Country Weight ETF, Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF, Guggenheim S&P 500® Equal Weight Consumer Staples ETF, Guggenheim S&P 500® Equal Weight Energy ETF, Guggenheim S&P 500® Equal Weight Financials ETF, Guggenheim S&P 500® Equal Weight Health Care ETF, Guggenheim S&P 500® Equal Weight Industrials ETF, Guggenheim S&P 500® Equal Weight Materials ETF, Guggenheim S&P 500® Equal Weight Real Estate ETF, Guggenheim S&P 500® Equal Weight Technology ETF and Guggenheim S&P 500® Equal Weight Utilities ETF (fourteen of the series constituting the Rydex ETF Trust) (the “Funds”) as of October 31, 2015, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (fourteen of the series constituting the Rydex ETF Trust) at October 31, 2015, and the results of their operations, the changes in their net assets, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
December 23, 2015

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

In January 2016, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2015.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	Dividend received deduction
Guggenheim Russell MidCap® Equal Weight ETF	100.00%
Guggenheim Russell 1000® Equal Weight ETF	100.00%
Guggenheim Russell 2000® Equal Weight ETF	82.90%
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	10.21%
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	100.00%
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	100.00%
Guggenheim S&P 500® Equal Weight Energy ETF	84.48%
Guggenheim S&P 500® Equal Weight Financials ETF	75.48%
Guggenheim S&P 500® Equal Weight Health Care ETF	100.00%
Guggenheim S&P 500® Equal Weight Industrials ETF	100.00%
Guggenheim S&P 500® Equal Weight Materials ETF	100.00%
Guggenheim S&P 500® Equal Weight Real Estate ETF	0.00%
Guggenheim S&P 500® Equal Weight Technology ETF	100.00%
Guggenheim S&P 500® Equal Weight Utilities ETF	100.00%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified dividend income
Guggenheim Russell MidCap® Equal Weight ETF	100.00%
Guggenheim Russell 1000® Equal Weight ETF	100.00%
Guggenheim Russell 2000® Equal Weight ETF	90.60%
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	85.87%
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	100.00%
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	100.00%
Guggenheim S&P 500® Equal Weight Energy ETF	100.00%
Guggenheim S&P 500® Equal Weight Financials ETF	83.06%
Guggenheim S&P 500® Equal Weight Health Care ETF	100.00%
Guggenheim S&P 500® Equal Weight Industrials ETF	100.00%
Guggenheim S&P 500® Equal Weight Materials ETF	100.00%
Guggenheim S&P 500® Equal Weight Real Estate ETF	0.00%
Guggenheim S&P 500® Equal Weight Technology ETF	100.00%
Guggenheim S&P 500® Equal Weight Utilities ETF	100.00%

For the fiscal year ending October 31, 2015, Guggenheim MSCI Emerging Markets Equal Country Weight ETF earned gross income derived from foreign sources totaling $369,061. The Guggenheim MSCI Emerging Markets Equal Country Weight ETF paid foreign taxes totaling $45,635 for the fiscal year and may pass these taxes through to shareholders, who may be able to claim them as a foreign tax credit.

With respect to the taxable year ended October 31, 2015, the Guggenheim S&P 500® Equal Weight Health Care ETF hereby designates as capital gain dividends $2,784,957 using proceeds from shareholder redemptions, or, if subsequently determined to be different, the net capital gain of such year.

136 | GUGGENHEIM ETFs ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Continuation of the Investment Advisory Agreement

The Board, including the Independent Trustees, attended an in-person meeting held on May 18, 2015, called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and the Advisor applicable to each series of the Trust except for the S&P 500® Equal Weight Real Estate ETF (each, a “Fund” and, collectively, the “Funds”). The Board unanimously approved the continuation of the Investment Advisory Agreement for an additional one-year period based on the Board’s review of qualitative and quantitative information provided by the Advisor. The Board had previously considered information pertaining to the renewal of the Investment Advisory Agreement at an in-person meeting held on April 28, 2015 (together, with the May 18 meeting, the “Meetings”).

Prior to reaching the conclusion to approve the continuation of the Investment Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In addition, the Board received a memorandum from fund counsel regarding the responsibilities of the Board with respect to the approval of investment advisory agreements and participated in question and answer sessions with representatives of the Advisor. The Trustees also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s investment management personnel; (c) the Advisor’s operations and financial condition; (d) the Advisor’s brokerage practices (including any soft dollar arrangements) and the variety and complexity of its investment strategies; (e) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the existence of economies of scale and the absence of breakpoints in these fees and the Advisor’s rationale for not providing for breakpoints at this point in time; (f) each Fund’s overall fees and operating expenses compared with those of similar

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OTHER INFORMATION (Unaudited)(continued)

funds; (g) the level of the Advisor’s profitability from its Fund-related operations; (h) the Advisor’s compliance processes and systems; (i) the Advisor’s compliance policies and procedures; (j) the Advisor’s reputation, expertise and resources in the financial markets; and (k) Fund performance compared with that of similar funds and/or appropriate benchmarks. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees are reasonable in light of the services that it provides to the Funds; and (c) agreed to approve and continue the Investment Advisory Agreement based upon the following considerations, among others:

●

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies, brokerage practices, and the adequacy of its compliance systems and processes. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the approval of the Investment Advisory Agreement would enable shareholders of the Funds to receive high quality services at a cost that was appropriate and reasonable.

●

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare reports to help the Board compare the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board also considered the Advisor’s representation that it found the peer groups compiled by FUSE to be appropriate. The statistical information related to the performance of each Fund included three month and one-, three-, and five-year performance for the Fund compared to that of its peers. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

●

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board noted that the Advisor had contractually agreed to pay all operating expenses of the Funds, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, and extraordinary expenses. The Board also analyzed the Funds’ expenses, including the investment advisory fees paid to the Advisor, and reviewed the FUSE reports. The Board also reviewed information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board considered information regarding the Advisor’s profit margin as reflected in the Advisor’s profitability analysis, as well as information provided by the Advisor concerning the methodology used to allocate various expenses among the individual Funds in determining the Advisor’s profitability. Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

138 | GUGGENHEIM ETFs ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

●

Economies of Scale. The Board considered the absence of breakpoints in the Advisor’s fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds’ asset levels. The Board noted that the Investment Advisory Agreement did not provide for breakpoints in each Fund’s advisory fee rates as assets of a Fund increase. However, the Board further noted the Advisor’s assertion that future economies of scale had been taken into consideration by fixing relatively low advisory fees for the Funds, effectively sharing the benefits of lower fees with the Funds from inception. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

●

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be received by the Advisor and its affiliates as a result of their relationship with the Fund, including any soft dollar usage by the Advisor and any intangible benefits. In particular, the Board considered the nature, extent, quality, and cost of certain distribution services performed by the Advisor’s affiliate under the distribution agreement and the Distribution Plan pursuant to Rule 12b-1 of the 1940 Act. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliates’ commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement were reasonable, and that approval of the continuation of the Investment Advisory Agreement was in the best interests of the Funds and their shareholders.

Board Considerations in Approving the Investment Advisory Agreement for the S&P 500® Equal Weight Real Estate ETF

The Board of Trustees (the “Board”) of Rydex ETF Trust (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), attended an in-person meeting held on May 18, 2015 (the “May Meeting”), called for the purpose of, among other things, the consideration of, and voting on, the approval of the investment advisory agreement (the “EWRE Investment Advisory Agreement”) between the Trust and Security Investors, LLC (the “Advisor”) applicable to the S&P 500® Equal Weight Real Estate ETF, a new series of the Trust (the “EWRE Fund”). The Board unanimously approved the EWRE Investment Advisory Agreement based on the Board’s review of qualitative and quantitative information provided by the Advisor.

Prior to reaching the conclusion to approve the EWRE Investment Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the EWRE Investment Advisory Agreement. In addition, the Board received a memorandum from fund counsel regarding the responsibilities of the Board with respect to the approval of investment advisory agreements and participated in question and answer sessions with representatives of the Advisor. The Trustees also carefully considered information that they had received about the Advisor throughout the year as part of their regular oversight of the other series of the Trust. At the May Meeting, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the EWRE Fund’s proposed fees and expenses relative to the fees and expenses of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

At the May Meeting, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the investment advisory and other services to be provided by the Advisor; (b) the Advisor’s investment management personnel; (c) the Advisor’s operations and financial condition; (d) the expected benefits (such as soft dollars) to the Advisor and its affiliates from their relationship with the EWRE Fund; (e) a comparison of the Fund’s projected advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the absence of breakpoints in these fees and the Advisor’s rationale for not providing for breakpoints at this point in time; (f) the EWRE Fund’s expected overall fees and operating expenses compared with those of similar funds; (g) the Advisor’s compliance processes and systems; (h) the Advisor’s compliance policies and procedures; and (i) the Advisor’s reputation, expertise and resources in the financial markets. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling, noting that each Trustee could attribute different weights to the various factors considered.

GUGGENHEIM ETFs ANNUAL REPORT | 139

OTHER INFORMATION (Unaudited)(concluded)

Based on the Board’s deliberations at the May Meeting, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the EWRE Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees are reasonable in light of the services that it will provide to the EWRE Fund; and (c) agreed to approve the EWRE Investment Advisory Agreement based upon the following considerations, among others:

●

Nature, Extent and Quality of Services Provided by the Advisor. The Board reviewed the scope of services to be provided by the Advisor under the EWRE Investment Advisory Agreement and determined that the Advisor was capable of providing high quality advisory services to the EWRE Fund, as indicated by the nature and quality of services provided by the Advisor in the past, the firm’s management capabilities, the professional qualifications and experience of its portfolio managers, and its investment and management oversight processes. Based on the foregoing, the Trustees determined that the approval of the EWRE Investment Advisory Agreement would enable shareholders of the Fund to receive high quality services at a cost that was appropriate and reasonable.

●

Fund Expenses and Performance of the EWRE Fund and the Advisor. As the EWRE Fund had not yet commenced operations, the Board was not able to review the EWRE Fund’s performance. However, the Board considered the Advisor’s track record of successfully managing funds that seek to track the performance of a benchmark and determined that the Advisor would have the capabilities, resources, and personnel necessary to provide the EWRE Fund with a reasonable potential for positive performance.. The Board also reviewed statistical information provided by the Advisor regarding the EWRE Fund’s proposed expense ratio components. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare a report to help the Board compare the EWRE Fund’s fees and expenses to those of comparable funds in the EWRE Fund’s peer group, and the broader peer universe, as determined by FUSE. In the report, the EWRE Fund’s proposed expense ratio components, including advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise the EWRE Fund’s applicable peer group. The Board also considered the Advisor’s representation that it found the peer groups compiled by FUSE to be appropriate. Based on the foregoing, the Board determined that the proposed advisory fee to be paid by the EWRE Fund is reasonable in relation to the nature and quality of the services to be provided by the Advisor.

●

Costs of Services Provided to the EWRE Fund and Profits Realized by the Advisor and its Affiliates. The Board noted that the Advisor had contractually agreed to pay all operating expenses of the Fund, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, and extraordinary expenses. With respect to the cost of advisory services provided and the Advisor’s profitability, the Board concluded that it was too early to predict the profitability of the EWRE Fund to the Advisor, but noted that they would monitor the Advisor’s profitability with respect to the EWRE Fund after the EWRE Fund commenced operations.

●

Economies of Scale. The Board noted that because the EWRE Fund had not yet commenced operations, there were as of now, no economies of scale to share with shareholders. The Board noted that it intends to continue monitoring the existence of economies of scale as the EWRE Fund grows in size.

●

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be received by the Advisor and its affiliates as a result of their relationship with the EWRE Fund, including any soft dollar usage by the Advisor and any intangible benefits. In particular, the Board considered the nature, extent, quality, and cost of certain distribution services to be performed by the Advisor’s affiliate and the fees to be paid to the Advisor’s affiliates for those services under the distribution agreement and the Distribution Plan pursuant to Rule 12b-1 of the 1940 Act. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliates’ commitment to the EWRE Fund, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the EWRE Investment Advisory Agreement were reasonable, and that approval of the EWRE Investment Advisory Agreement was in the best interests of the EWRE Fund and its shareholders.

140 | GUGGENHEIM ETFs ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	224

Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee and Member of the Audit Committee from 2003 to present; Member of the Governance and Nominating Committees from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee from 2003 to present; Chairman and Member of the Audit Committee from 2003 to present; Member of the Governance and Nominating Committees from 2005 to present; and Member of the Complinace and Risk Oversight Committee from 2010 to present.	Retired.	133	Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Vice Chairman of the Board of Trustees from 2014 to present; Trustee and Member of the Audit Committee from 2003 to present; Chairman of the Board from 2006 to 2014; Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	133	None.

GUGGENHEIM ETFs ANNUAL REPORT | 141

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Trustee and Member of the Audit, Governance and Nominating Committees from 2005 to present; Chairman and Member of the Compliance and Risk Oversight Committee from 2010 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit, Governance and Nominating Committees from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee and Member of the Audit Committee from 2003 to present; Chairman and Member of the Governance and Nominating Committees from 2005 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).

Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and CEO, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

142 | GUGGENHEIM ETFs ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); Chief Executive Officer & President, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2006-2011).

Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

GUGGENHEIM ETFs ANNUAL REPORT | 143

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

144 | GUGGENHEIM ETFs ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

GUGGENHEIM ETFs ANNUAL REPORT | 145

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10.31.2015

Guggenheim ETFs Annual Report

XLG	Guggenheim Russell Top 50® Mega Cap ETF
RPV	Guggenheim S&P 500® Pure Value ETF
RPG	Guggenheim S&P 500® Pure Growth ETF
RFV	Guggenheim S&P MidCap 400® Pure Value ETF
RFG	Guggenheim S&P MidCap 400® Pure Growth ETF
RZV	Guggenheim S&P SmallCap 600® Pure Value ETF
RZG	Guggenheim S&P SmallCap 600® Pure Growth ETF

ETF2-ANN-1015x1016	guggenheiminvestments.com

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
FEES AND EXPENSES	5
MANAGER'S ANALYSIS	7
PORTFOLIO SUMMARY	8
SCHEDULES OF INVESTMENTS	21
STATEMENTS OF ASSETS AND LIABILITIES	35
STATEMENTS OF OPERATIONS	37
STATEMENTS OF CHANGES IN NET ASSETS	39
FINANCIAL HIGHLIGHTS	43
NOTES TO FINANCIAL STATEMENTS	50
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	58
OTHER INFORMATION	59
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	62
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	65

GUGGENHEIM ETFs ANNUAL REPORT | 1

October 31, 2015

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our exchange-traded funds (“ETFs”) for the 12-month period ended October 31, 2015.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview, which follows this letter, followed by the Manager’s Analysis for each ETF.

Sincerely,

Donald C. Cacciapaglia
President
November 30, 2015

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

The Russell Top 50® ETF may not be suitable for all investors. ● The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day. ● In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. ● Unlike many investment companies, the Fund is not actively “managed.” This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. ● Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund’s performance to match or correlate to that of the Fund’s Underlying Index, either on a daily or aggregate basis. Tracking error risk may cause the Fund’s performance to be less than you expect. ● Shares may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained. ● The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

Pure style ETFs may not be suitable for all investors. The ETFs are subject to the risk that large-, medium-, and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ● The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. ● In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. ● Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Funds may lose money. ● Unlike many investment companies, the Funds are not actively "managed." This means that based on market and economic conditions, the Funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. ● Tracking error risk refers to the risk that the Advisor may not be able to cause the Funds’ performance to match or correlate to that of the Funds’ Underlying Index, either on a daily or aggregate basis. Tracking error risk may cause the Funds’ performance to be less than you expect. ● Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Funds’ holdings. In addition, although the Funds’ shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained. ● Each Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified Fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified Fund. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | GUGGENHEIM ETFs ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	October 31, 2015

At the end of the period, the U.S. economic expansion was continuing to mature, but remained strong. Central banks’ aversion to any downturn should support the rebound in risk assets that began after the market correction in the third quarter.

The U.S. Federal Open Market Committee’s resolution to remain on hold at its September meeting, due to volatility emanating from China, confirmed that global macroeconomic issues and market volatility can play a significant role in determining when policy tightening finally commences. Any bad news or setback in the global economy is likely to be met with a policy decision that will be supportive for credit and equity markets.

In Europe, European Central Bank (ECB) President Mario Draghi hinted strongly that additional monetary policy easing is on the way, as inflation remains well below the ECB’s 2% target and the growth outlook remains uncertain. In Japan, the central bank revised down inflation and growth forecasts, and signaled a willingness to expand its quantitative easing program further.

In the U.S., a decision to raise rates will be data dependent. Given the October employment report, December liftoff appears likely, unless there is some catastrophic event before then. A December hike should be taken as a sign that the U.S. Federal Reserve is sufficiently comfortable with the strength of the economy and the near-term outlook, which should be good news for investors.

As for the fundamentals of the U.S. economy, the data look encouraging. Underlying real GDP growth was actually stronger than the 1.5% preliminary estimate for the third quarter would suggest. This is because the U.S. was due for an inventory correction, and declining inventory investment shaved 1.4 percentage points off the headline growth figure. Consumer spending, which accounts for about two-thirds of U.S. demand, rose by 3.2%, indicating that consumer spending is strong heading into the holiday shopping season. Robust equity returns in October—the largest monthly gains in four years—also bode well for Christmas sales.

It would be premature to pop the champagne just yet. Slowing emerging market growth continues to weigh upon economic growth around the world, particularly in Europe. Meanwhile, the measure of New York Stock Exchange market breadth has failed to make new highs, or at least return to old highs, which would confirm sustainability of the equity market rally occurring at period end. This is okay for the moment, because equities have yet to quite reach their old highs either—at period end, the market remained a stone’s throw away from its peak in May—but breadth often leads the market, and over the coming months investors should keep a close eye on it.

For the 12-month period ended October 31, 2015, the return of the Standard & Poor’s 500® Index* (“S&P 500”) was 5.20%. The Barclays U.S. Aggregate Bond Index* returned 1.96% for the period, while the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* returned 0.02%. The MSCI World Index* returned 1.77%, while the MSCI Emerging Markets Index* returned -14.53%.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bank of America (”BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

GUGGENHEIM ETFs ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	October 31, 2015

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

Russell Top 50® Mega Cap Index measures the performance of the largest companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies and represents approximately 98% of the investable U.S. equity market. The Mega Cap Index includes approximately 50 of the largest securities based on a combination of their market cap and current index membership and represents approximately 40% of the total market capitalization of the Russell 3000.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1,000 companies.

S&P 500® Pure Value Index is narrow in focus, containing only those stocks from the S&P (Standard & Poor’s) 500® Index (S&P 500), as selected by S&P, that exhibit strong value characteristics, and weights them by style score. It is a complement to the S&P 500® Value Index, which consists of all value companies in the S&P 500 and measures value across several risk factors, including book value to price ratio, earnings to price ratio, and sales to price ratio. The S&P 500 itself measures the performance of the large-capitalization sector of the U.S. equity market and includes 500 widely held common stocks chosen for market size, liquidity and industry group representation.

S&P 500® Pure Growth Index is narrow in focus, containing only those stocks from the S&P (Standard & Poor’s) 500® Index (S&P 500), as selected by S&P, that exhibit strong growth characteristics, and weights them by style score. It is a complement to the S&P 500® Growth Index, which consists of all growth companies in the S&P 500 and measures growth across several risk factors, including sales growth, earnings change to price and momentum. The S&P 500 itself measures the performance of the large-capitalization sector of the U.S. equity market and includes 500 widely held common stocks chosen for market size, liquidity and industry group representation.

S&P MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity universe and includes 400 domestic mid-cap stocks chosen for market capitalization, liquidity, and industry group representation.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P (Standard & Poor’s) MidCap 400® Index (S&P 400) companies with strong value characteristics as selected by S&P. It is a complement to the S&P MidCap 400® Value Index, which consists of all value companies in the S&P 400 and measures value across several risk factors, including book value to price ratio, earnings to price ratio, and sales to price ratio. The S&P 400 itself measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P (Standard & Poor’s) MidCap 400® Index (S&P 400) companies with strong growth characteristics as selected by S&P. It is a complement to the S&P MidCap 400® Growth Index, which consists of all growth companies in the S&P 400 and measures growth across several risk factors, including sales growth, earnings change to price and momentum. The S&P 400 itself measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity universe and includes 600 domestic small-cap stocks chosen for market capitalization, liquidity, and industry group representation.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P (Standard & Poor’s) SmallCap 600® Index (S&P 600) companies with strong value characteristics as selected by S&P. It is a complement to the S&P SmallCap 600® Value Index, which consists of all value companies in the S&P 600 and measures value across several risk factors, including book value to price ratio, earnings to price ratio, and sales to price ratio. The S&P 600 itself measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P (Standard & Poor’s) SmallCap 600® Index (S&P 400) companies with strong growth characteristics as selected by S&P. It is a complement to the S&P SmallCap 600® Growth Index, which consists of all growth companies in the S&P 600 and measures growth across several risk factors, including sales growth, earnings change to price and momentum. The S&P 600 itself measures the performance of the small-capitalization sector of the U.S. equity market.

4 | GUGGENHEIM ETFs ANNUAL REPORT

FEES AND EXPENSES (Unaudited)

Shareholder Expense Example

As a shareholder of the Rydex ETF Trust, you incur transaction costs such as creation and redemption fees or brokerage charges, and ongoing costs including advisory fees, trustee fees and, if applicable, distribution fees. All other Trust expenses are paid by the advisor. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example in the table is based on an investment of $1,000 invested on April 30, 2015 and held for the six months ended October 31, 2015.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

GUGGENHEIM ETFs ANNUAL REPORT | 5

FEES AND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value April 30, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim Russell Top 50® Mega Cap ETF	0.20%	2.67%	$ 1,000.00	$ 1,026.70	$ 1.02
Guggenheim S&P 500® Pure Value ETF	0.35%	(5.79%)	1,000.00	942.10	1.71
Guggenheim S&P 500® Pure Growth ETF	0.35%	1.63%	1,000.00	1,016.30	1.78
Guggenheim S&P MidCap 400® Pure Value ETF	0.35%	(8.12%)	1,000.00	918.80	1.69
Guggenheim S&P MidCap 400® Pure Growth ETF	0.35%	0.20%	1,000.00	1,002.00	1.77
Guggenheim S&P SmallCap 600® Pure Value ETF	0.35%	(10.00%)	1,000.00	900.00	1.68
Guggenheim S&P SmallCap 600® Pure Growth ETF	0.35%	(0.82%)	1,000.00	991.80	1.76

Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim Russell Top 50® Mega Cap ETF	0.20%	5.00%	1,000.00	1,024.20	1.02
Guggenheim S&P 500® Pure Value ETF	0.35%	5.00%	1,000.00	1,023.44	1.79
Guggenheim S&P 500® Pure Growth ETF	0.35%	5.00%	1,000.00	1,023.44	1.79
Guggenheim S&P MidCap 400® Pure Value ETF	0.35%	5.00%	1,000.00	1,023.44	1.79
Guggenheim S&P MidCap 400® Pure Growth ETF	0.35%	5.00%	1,000.00	1,023.44	1.79
Guggenheim S&P SmallCap 600® Pure Value ETF	0.35%	5.00%	1,000.00	1,023.44	1.79
Guggenheim S&P SmallCap 600® Pure Growth ETF	0.35%	5.00%	1,000.00	1,023.44	1.79

[1]	Annualized.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period April 30, 2015 to October 31, 2015.

6 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2015

GUGGENHEIM RUSSELL TOP 50® MEGA CAP ETF

Guggenheim Russell Top 50® Mega Cap ETF (XLG) returned 5.87% for the one-year period ended October 31, 2015, compared with the Russell Top 50® Mega Cap Index benchmark, which returned 5.94% for the same period. The cap-weighted S&P 100 Index returned 5.81%. During the period, XLG achieved over 99% correlation to its benchmark on a daily basis.

The Information Technology sector was the largest contributor to the Fund’s performance, followed by Consumer Discretionary, and Financials. The Energy, Health Care, and Telecommunications Services sectors detracted the most from the Fund’s performance.

The top contributors to Fund return were Amazon.com. Inc., Apple, Inc., and Microsoft Corp. The largest detractors were Exxon Mobil Corp., Chevron Corp., and Qualcomm, Inc.

Mega-cap stocks, as represented by the Russell Top 50 Mega Cap Index, outpaced performance of large-cap stocks, mid-cap stocks, and small-cap stocks, as represented by returns for the Russell 1000 Index, the Russell Midcap Index, and the Russell 2000 Index, whose returns were 4.86%, 2.77%, and 0.34%, respectively.

Cumulative Fund Performance: October 31, 2005 – October 31, 2015

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015
	One Year	Three Year	Five Year	10 Year
Guggenheim Russell Top 50® Mega Cap ETF	5.87%	14.42%	13.78%	7.10%
Russell Top 50 Mega Cap Index	5.94%	14.64%	14.02%	7.30%
S&P 100 Index	5.81%	15.37%	14.28%	7.73%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 7

PORTFOLIO SUMMARY (Unaudited)	October 31, 2015

GUGGENHEIM RUSSELL TOP 50® MEGA CAP ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Apple, Inc.	7.7%
Microsoft Corp.	4.8%
Exxon Mobil Corp.	3.9%
General Electric Co.	3.3%
Johnson & Johnson	3.2%
Berkshire Hathaway, Inc. — Class B	2.8%
Wells Fargo & Co.	2.8%
Amazon.com, Inc.	2.7%
JPMorgan Chase & Co.	2.7%
Facebook, Inc. — Class A	2.5%
Top Ten Total	36.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

8 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2015

GUGGENHEIM S&P 500® PURE VALUE ETF

For the one-year period ended October 31, 2015, Guggenheim S&P 500® Pure Value ETF (RPV) returned -2.94%. Over the year, its benchmark, the S&P 500® Pure Value Index, posted a return of -2.78%.

For comparison, the S&P 500® Value Index returned 0.79% for the year.

For the period, RPV achieved a correlation of over 99% to its benchmark of the daily price movement of the S&P 500® Pure Value Index.

The Consumer Discretionary sector was the largest contributor to the Fund’s performance during the period, followed by Health Care and Consumer Staples. The Energy, Industrials, and Materials sectors were the largest detractors from the Fund’s performance.

Stocks contributing the most to the Fund’s return were Tesoro Corp., Valero Energy Corp., and Newfield Exploration Co. Stocks detracting most from performance were Genworth Financial, Inc.—Class A, Chesapeake Energy Corp., and NRG Energy, Inc.

Cumulative Fund Performance: March 1, 2006 – October 31, 2015

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015
	One Year	Three Year	Five Year	Since Inception (03/01/06)
Guggenheim S&P 500® Pure Value ETF	-2.94%	18.84%	16.54%	8.00%
S&P 500 Pure Value Index	-2.78%	19.24%	16.97%	8.45%
S&P 500 Value Index	0.79%	14.16%	12.90%	5.59%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 9

PORTFOLIO SUMMARY (Unaudited)	October 31, 2015

GUGGENHEIM S&P 500® PURE VALUE ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Valero Energy Corp.	2.7%
Assurant, Inc.	2.6%
Berkshire Hathaway, Inc. — Class B	2.1%
Phillips 66	2.0%
Tesoro Corp.	2.0%
GameStop Corp. — Class A	1.9%
General Motors Co.	1.8%
Marathon Petroleum Corp.	1.7%
Unum Group	1.7%
Anthem, Inc.	1.7%
Top Ten Total	20.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

10 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2015

GUGGENHEIM S&P 500® PURE GROWTH ETF

For the one-year period ended October 31, 2015, Guggenheim S&P 500® Pure Growth ETF (RPG) returned 5.65%. Over the year, its benchmark, the S&P 500® Pure Growth Index, produced a return of 6.01%. For the period, RPG achieved over 99% correlation to its benchmark on a daily basis.

For comparison, the S&P 500® Growth Index returned 9.24% for the year.

The Consumer Discretionary, Health Care, and Financials sectors contributed the most to the Fund’s performance. The Energy and Information Technology sectors were the largest detractors from the Fund’s performance. The Materials sector contributed least.

Stocks contributing the most to the Fund’s return were Expedia, Inc., Under Armour, Inc.—Class A, and Constellation Brands, Inc. —Class A. Stocks detracting most from performance were Micron Technology, Inc., Keurig Green Mountain, Inc., and Range Resources Corp.

Cumulative Fund Performance: March 1, 2006 – October 31, 2015

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015
	One Year	Three Year	Five Year	Since Inception (03/01/06)
Guggenheim S&P 500® Pure Growth ETF	5.65%	21.00%	16.21%	10.17%
S&P 500 Pure Growth Index	6.01%	21.44%	16.66%	10.57%
S&P 500 Growth Index	9.24%	18.05%	15.66%	8.89%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 11

PORTFOLIO SUMMARY (Unaudited)	October 31, 2015

GUGGENHEIM S&P 500® PURE GROWTH ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
DR Horton, Inc.	2.7%
Expedia, Inc.	2.3%
Under Armour, Inc. — Class A	2.2%
Facebook, Inc. — Class A	2.2%
Constellation Brands, Inc. — Class A	2.1%
Regeneron Pharmaceuticals, Inc.	2.0%
Lennar Corp. — Class A	2.0%
VeriSign, Inc.	1.9%
Allergan plc	1.8%
O'Reilly Automotive, Inc.	1.8%
Top Ten Total	21.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

12 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2015

GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

For the one-year period ended October 31, 2015, Guggenheim S&P MidCap 400® Pure Value ETF (RFV) returned -2.12%. Over the year, its benchmark, the S&P MidCap 400® Pure Value Index, posted a -1.87% return. RFV achieved over 99% correlation to its benchmark on a daily basis.

For comparison, the S&P MidCap 400® Value Index returned -0.42% for the year.

The Financials, Information Technology, and Utilities sectors were the largest contributors to the Fund’s performance. The Energy, Materials, and Consumer Discretionary sectors were the largest detractors from the Fund’s performance.

Stocks contributing the most to the Fund’s return were JetBlue Airways Corp., Orbital ATK, Inc., and StanCorp. Financial Group, Inc. Community Health Systems, Inc., U.S. Steel Corp. and Unit Corp. detracted the most from the Fund’s return.

Cumulative Fund Performance: March 1, 2006 – October 31, 2015

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015
	One Year	Three Year	Five Year	Since Inception (03/01/06)
Guggenheim S&P MidCap 400® Pure Value ETF	-2.12%	14.78%	12.05%	6.93%
S&P MidCap 400 Pure Value Index	-1.87%	15.16%	12.52%	7.35%
S&P MidCap 400 Value Index	-0.42%	15.27%	12.99%	7.27%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 13

PORTFOLIO SUMMARY (Unaudited)	October 31, 2015

GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
AGCO Corp.	2.3%
Tech Data Corp.	2.3%
HollyFrontier Corp.	2.2%
Ingram Micro, Inc. — Class A	2.2%
Domtar Corp.	2.1%
Reinsurance Group of America, Inc. — Class A	2.1%
ManpowerGroup, Inc.	2.0%
Ascena Retail Group, Inc.	1.9%
Avnet, Inc.	1.9%
Old Republic International Corp.	1.9%
Top Ten Total	20.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

14 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2015

GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

For the one-year period ended October 31, 2015, Guggenheim S&P MidCap 400® Pure Growth ETF (RFG) returned 4.71%. Over the year, its benchmark, the S&P MidCap 400® Pure Growth Index, returned 5.00%. RFG achieved over 99% correlation to its benchmark on a daily basis.

For comparison, the S&P MidCap 400® Growth Index returned 7.05% for the year.

The Information Technology, Financials, and Industrials sectors contributed the most to the Fund’s performance. The Energy, Materials, and Consumer Staples sectors detracted the most from the Fund’s performance.

Stocks contributing the most to return were JetBlue Airways Corp., Global Payments, Inc., and Skyworks Solutions, Inc. Skechers U.S.A., Inc.—Class A, Akorn, Inc., and Trinity Industries, Inc., were the largest detractors.

Cumulative Fund Performance: March 1, 2006 – October 31, 2015

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015
	One Year	Three Year	Five Year	Since Inception (03/01/06)
Guggenheim S&P MidCap 400® Pure Growth ETF	4.71%	14.14%	13.31%	10.08%
S&P MidCap 400 Pure Growth Index	5.00%	14.45%	13.61%	10.43%
S&P MidCap 400 Growth Index	7.05%	15.67%	13.78%	8.82%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 15

PORTFOLIO SUMMARY (Unaudited)	October 31, 2015

GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
JetBlue Airways Corp.	2.9%
Cadence Design Systems, Inc.	2.1%
Centene Corp.	2.0%
SolarWinds, Inc.	1.9%
Manhattan Associates, Inc.	1.8%
Trinity Industries, Inc.	1.8%
United Therapeutics Corp.	1.8%
Extra Space Storage, Inc.	1.8%
Alexander & Baldwin, Inc.	1.8%
Toll Brothers, Inc.	1.8%
Top Ten Total	19.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

16 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2015

GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

For the one-year period ended October 31, 2015, Guggenheim S&P SmallCap 600® Pure Value ETF (RZV) returned -6.60%. Over the year, its benchmark, the S&P SmallCap 600® Pure Value Index, returned -6.31%. RZV achieved over 99% correlation to its benchmark on a daily basis.

For comparison, the S&P SmallCap 600® Value Index returned -1.28% for the year.

The largest contributors to the Fund’s performance were the Industrials, Financials, and Consumer Staples sectors. The Energy and Materials sectors detracted the most from the Fund’s performance. The Telecommunications Services sector contributed least.

Central Garden & Pet Co.—Class A, Cash America International, Inc., and Skywest, Inc. contributed the most to the Fund’s return. Pioneer Energy Services Corp., Swift Energy Co., and Green Plains, Inc. were the largest detractors from the Fund’s return.

Cumulative Fund Performance: March 1, 2006 – October 31, 2015

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015
	One Year	Three Year	Five Year	Since Inception (03/01/06)
Guggenheim S&P SmallCap 600® Pure Value ETF	-6.60%	14.17%	11.97%	5.54%
S&P SmallCap 600 Pure Value Index	-6.31%	14.55%	12.35%	5.75%
S&P SmallCap 600 Value Index	-1.28%	14.89%	13.42%	6.60%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 17

PORTFOLIO SUMMARY (Unaudited)	October 31, 2015

GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Cash America International, Inc.	2.3%
Central Garden & Pet Co. — Class A	1.9%
SkyWest, Inc.	1.9%
Pep Boys-Manny Moe & Jack	1.8%
Gibraltar Industries, Inc.	1.8%
Universal Corp.	1.7%
Comfort Systems USA, Inc.	1.4%
Universal Forest Products, Inc.	1.4%
Seneca Foods Corp. — Class A	1.3%
Griffon Corp.	1.3%
Top Ten Total	16.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

18 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2015

GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

For the one-year period ended October 31, 2015, Guggenheim S&P SmallCap 600® Pure Growth ETF (RZG) returned 6.42%. Over the year, its benchmark, the S&P SmallCap 600® Pure Growth Index, returned 6.76%. RZG achieved over 99% correlation to its benchmark on a daily basis.

For comparison, the S&P SmallCap 600® Growth Index returned 6.86% for the year.

The largest contributors to the Fund’s performance were the Consumer Discretionary, Information Technology, and Health Care sectors. The Energy and Materials sectors were the largest detractors from the Fund’s performance. The Industrials sector contributed least.

Skechers U.S.A., Inc.—Class A, Abiomed, Inc., and Cal-Maine Foods, Inc., were the holdings contributing the most to the Fund’s return. U.S. Silica Holdings, Inc., Carrizo Oil & Gas, Inc., and Century Aluminum Co. were the largest detractors.

Cumulative Fund Performance: March 1, 2006 – October 31, 2015

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015
	One Year	Three Year	Five Year	Since Inception (03/01/06)
Guggenheim S&P SmallCap 600® Pure Growth ETF	6.42%	16.95%	15.06%	8.72%
S&P SmallCap 600 Pure Growth Index	6.76%	17.28%	15.45%	9.00%
S&P SmallCap 600 Growth Index	6.86%	17.13%	15.46%	8.51%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 19

PORTFOLIO SUMMARY (Unaudited)	October 31, 2015

GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Take-Two Interactive Software, Inc.	2.2%
LendingTree, Inc.	2.1%
General Communication, Inc. — Class A	2.0%
Gentherm, Inc.	2.0%
Universal Insurance Holdings, Inc.	1.9%
Lannett Company, Inc.	1.9%
ABIOMED, Inc.	1.8%
TASER International, Inc.	1.6%
On Assignment, Inc.	1.6%
CoreSite Realty Corp.	1.6%
Top Ten Total	18.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

20 | GUGGENHEIM ETFs ANNUAL REPORT

SCHEDULE OF INVESTMENTS	October 31, 2015
GUGGENHEIM RUSSELL TOP 50® MEGA CAP ETF

	Shares	Value

COMMON STOCKS† - 99.9%

Consumer, Non-cyclical - 28.3%
Johnson & Johnson	154,878	$15,647,325
Pfizer, Inc.	343,911	11,631,071
Procter & Gamble Co.	151,524	11,573,403
Coca-Cola Co.	219,008	9,274,989
Gilead Sciences, Inc.	82,078	8,875,093
Merck & Company, Inc.	157,792	8,624,911
PepsiCo, Inc.	82,438	8,424,339
Philip Morris International, Inc.	86,520	7,648,368
Allergan plc*	21,918	6,761,045
Amgen, Inc.	42,466	6,717,272
Altria Group, Inc.	109,834	6,641,662
UnitedHealth Group, Inc.	53,167	6,262,009
Bristol-Myers Squibb Co.	93,103	6,140,143
Medtronic plc	79,592	5,883,441
MasterCard, Inc. — Class A	56,687	5,611,446
AbbVie, Inc.	92,524	5,509,804
Celgene Corp.*	44,297	5,435,685
Biogen, Inc.*	12,456	3,618,593
Total Consumer, Non-cyclical		140,280,599

Communications - 19.9%
Amazon.com, Inc.*	21,291	13,326,037
Facebook, Inc. — Class A*	120,864	12,324,502
Alphabet, Inc. — Class A*	16,100	11,871,979
Alphabet, Inc. — Class C*	16,429	11,677,897
AT&T, Inc.	339,209	11,366,893
Walt Disney Co.	94,766	10,778,685
Verizon Communications, Inc.	227,787	10,678,655
Cisco Systems, Inc.	284,053	8,194,929
Comcast Corp. — Class A	118,567	7,424,666
Comcast Corp. — Special Class A	21,289	1,335,033
Total Communications		98,979,276

Technology - 18.3%
Apple, Inc.	321,759	38,450,200
Microsoft Corp.	451,812	23,783,384
Intel Corp.	264,956	8,971,410
International Business Machines Corp.	50,716	7,104,297
Oracle Corp.	176,959	6,873,088
QUALCOMM, Inc.	91,047	5,410,013
Total Technology		90,592,392

Financial - 13.9%
Berkshire Hathaway, Inc. — Class B*	103,875	14,129,078
Wells Fargo & Co.	260,200	14,087,228
JPMorgan Chase & Co.	207,268	13,316,968
Bank of America Corp.	586,552	9,842,343
Citigroup, Inc.	169,460	9,010,188
Visa, Inc. — Class A	109,324	8,481,356
Total Financial		68,867,161

Energy - 6.9%
Exxon Mobil Corp.	233,520	19,321,445
Chevron Corp.	105,027	9,544,854
Schlumberger Ltd.	70,914	5,542,638
Total Energy		34,408,937

Industrial - 6.5%
General Electric Co.	562,750	16,274,730
Boeing Co.	38,621	5,718,611
3M Co.	35,428	5,569,636
United Technologies Corp.	49,717	4,892,650
Total Industrial		32,455,627

Consumer, Cyclical - 6.1%
Home Depot, Inc.	72,548	8,969,835
CVS Health Corp.	63,017	6,224,819
McDonald’s Corp.	53,533	6,009,079
Wal-Mart Stores, Inc.	88,220	5,049,713
Walgreens Boots Alliance, Inc.	48,015	4,065,910
Total Consumer, Cyclical		30,319,356

Total Common Stocks
(Cost $420,192,466)		495,903,348

Total Investments - 99.9%
(Cost $420,192,466)		$495,903,348
Other Assets & Liabilities, net - 0.1%		360,623
Total Net Assets - 100.0%		$496,263,971

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s net assets at October 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$495,903,348	$—	$—	$495,903,348
Total	$495,903,348	$—	$—	$495,903,348

For the year ended October 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS	October 31, 2015
GUGGENHEIM S&P 500® PURE VALUE ETF

	Shares	Value

COMMON STOCKS† - 99.8%

Financial - 35.4%
Assurant, Inc.	259,415	$21,150,105
Berkshire Hathaway, Inc. — Class B*	126,722	17,236,726
Unum Group	392,054	13,584,671
American International Group, Inc.	200,802	12,662,574
Hartford Financial Services Group, Inc.	260,481	12,049,851
MetLife, Inc.	232,665	11,721,663
Prudential Financial, Inc.	138,828	11,453,310
Lincoln National Corp.	188,323	10,077,164
XL Group plc — Class A	231,067	8,799,031
Loews Corp.	237,422	8,656,406
SunTrust Banks, Inc.	189,941	7,886,350
Citigroup, Inc.	144,702	7,693,805
Zions Bancorporation	258,073	7,424,760
JPMorgan Chase & Co.	113,468	7,290,319
People’s United Financial, Inc.	441,115	7,035,785
Genworth Financial, Inc. — Class A*	1,485,824	6,953,656
Travelers Companies, Inc.	60,940	6,879,517
Bank of America Corp.	398,657	6,689,464
Morgan Stanley	200,034	6,595,121
Capital One Financial Corp.	83,488	6,587,203
Aflac, Inc.	102,325	6,523,219
Nasdaq, Inc.	107,758	6,238,111
Progressive Corp.	186,717	6,185,934
Chubb Corp.	46,215	5,977,910
PNC Financial Services Group, Inc.	65,095	5,875,475
Cincinnati Financial Corp.	96,945	5,838,997
Goldman Sachs Group, Inc.	31,093	5,829,938
ACE Ltd.	49,975	5,674,162
KeyCorp	414,233	5,144,774
Fifth Third Bancorp	269,413	5,132,318
Comerica, Inc.	110,800	4,808,720
Torchmark Corp.	79,342	4,602,629
BB&T Corp.	123,144	4,574,800
Bank of New York Mellon Corp.	108,614	4,523,773
Principal Financial Group, Inc.	86,495	4,338,589
Hudson City Bancorp, Inc.	413,295	4,182,545
Huntington Bancshares, Inc.	352,507	3,867,002
Total Financial		287,746,377

Energy - 22.6%
Valero Energy Corp.	331,384	21,844,834
Phillips 66	185,619	16,529,372
Tesoro Corp.	151,785	16,230,370
Marathon Petroleum Corp.	264,311	13,691,310
Newfield Exploration Co.*	336,573	13,526,869
First Solar, Inc.*	176,520	10,073,996
Hess Corp.	167,465	9,413,208
Chevron Corp.	75,505	6,861,894
Marathon Oil Corp.	361,642	6,646,980
Devon Energy Corp.	148,766	6,237,758
Diamond Offshore Drilling, Inc.	311,600	6,194,608
Baker Hughes, Inc.	114,127	6,012,211
Ensco plc — Class A	341,845	5,684,882
Murphy Oil Corp.	185,028	5,260,346
Apache Corp.	111,540	5,256,880
Chesapeake Energy Corp.	692,184	4,935,272
ConocoPhillips	87,267	4,655,694
Transocean Ltd.	291,731	4,618,102
Exxon Mobil Corp.	54,154	4,480,702
National Oilwell Varco, Inc.	112,519	4,235,215
Occidental Petroleum Corp.	55,483	4,135,703
Halliburton Co.	98,772	3,790,869
Helmerich & Payne, Inc.	66,653	3,750,564
Total Energy		184,067,639

Consumer, Cyclical - 12.7%
GameStop Corp. — Class A	332,629	15,324,218
General Motors Co.	424,297	14,812,209
Staples, Inc.	904,574	11,750,416
Goodyear Tire & Rubber Co.	336,795	11,060,348
Ford Motor Co.	743,774	11,015,293
Best Buy Company, Inc.	276,011	9,668,665
Kohl’s Corp.	125,073	5,768,367
Costco Wholesale Corp.	30,352	4,799,258
Target Corp.	61,650	4,758,147
Carnival Corp.	76,578	4,141,338
Wal-Mart Stores, Inc.	64,195	3,674,522
Whirlpool Corp.	21,474	3,438,846
Johnson Controls, Inc.	70,803	3,198,880
Total Consumer, Cyclical		103,410,507

Consumer, Non-cyclical - 8.2%
Anthem, Inc.	97,491	13,565,872
Tyson Foods, Inc. — Class A	290,256	12,875,756
Humana, Inc.	67,428	12,044,664
Archer-Daniels-Midland Co.	236,067	10,778,819
Cardinal Health, Inc.	91,551	7,525,492
Sysco Corp.	142,759	5,888,809
Avery Dennison Corp.	64,212	4,171,854
Total Consumer, Non-cyclical		66,851,266

Utilities - 8.1%
FirstEnergy Corp.	185,825	5,797,740
Consolidated Edison, Inc.	80,416	5,287,352
AES Corp.	476,650	5,219,318
Exelon Corp.	185,789	5,187,229
PG&E Corp.	87,913	4,694,554
Entergy Corp.	65,824	4,486,564
TECO Energy, Inc.	149,819	4,045,113
SCANA Corp.	65,271	3,865,349
NRG Energy, Inc.	287,306	3,703,374
DTE Energy Co.	44,911	3,664,288
Xcel Energy, Inc.	101,126	3,603,119
Ameren Corp.	80,293	3,507,198
American Electric Power Company, Inc.	59,064	3,345,976

22 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2015
GUGGENHEIM S&P 500® PURE VALUE ETF

	Shares	Value

Pepco Holdings, Inc.	123,761	$3,295,755
Duke Energy Corp.	44,331	3,168,337
Pinnacle West Capital Corp.	49,660	3,153,907
Total Utilities		66,025,173

Industrial - 4.6%
Jacobs Engineering Group, Inc.*	291,781	11,712,090
Fluor Corp.	166,800	7,974,708
L-3 Communications Holdings, Inc.	45,761	5,784,190
Owens-Illinois, Inc.*	219,542	4,731,130
Ryder System, Inc.	50,813	3,647,357
Deere & Co.	41,915	3,269,370
Total Industrial		37,118,845

Communications - 2.6%
News Corp. — Class A	494,721	7,618,703
Juniper Networks, Inc.	131,112	4,115,606
AT&T, Inc.	111,883	3,749,200
CenturyLink, Inc.	115,287	3,252,246
News Corp. — Class B	143,511	2,221,550
Total Communications		20,957,305

Basic Materials - 2.3%
Newmont Mining Corp.	258,951	5,039,186
LyondellBasell Industries N.V. — Class A	38,146	3,544,145
Dow Chemical Co.	68,458	3,537,225
Freeport-McMoRan, Inc.	293,865	3,458,791
Nucor Corp.	76,939	3,254,520
Total Basic Materials		18,833,867

Technology - 2.0%
Computer Sciences Corp.	90,910	6,053,697
Xerox Corp.	643,921	6,046,418
HP, Inc.	156,279	4,213,282
Total Technology		16,313,397

Diversified - 1.3%
Leucadia National Corp.	533,600	10,677,336

Total Common Stocks
(Cost $867,100,580)		812,001,712

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash Reserve Fund 0.00%[1]	473,335	473,335
Total Short Term Investments
(Cost $473,335)		473,335

Total Investments - 99.9%
(Cost $867,573,915)		$812,475,047
Other Assets & Liabilities, net - 0.1%		554,176
Total Net Assets - 100.0%		$813,029,223

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of October 31, 2015.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s net assets at October 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$812,001,712	$—	$—	$812,001,712
Short Term Investments	473,335	—	—	473,335
Total	$812,475,047	$—	$—	$812,475,047

For the year ended October 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS	October 31, 2015
GUGGENHEIM S&P 500® PURE GROWTH ETF

	Shares	Value

COMMON STOCKS† - 99.9%

Consumer, Non-cyclical - 25.8%
Constellation Brands, Inc. — Class A	359,226	$48,423,665
Regeneron Pharmaceuticals, Inc.*	84,569	47,137,914
Allergan plc*	132,847	40,979,314
Celgene Corp.*	290,929	35,699,897
Gilead Sciences, Inc.	323,314	34,959,943
Monster Beverage Corp.*	253,949	34,618,328
Alexion Pharmaceuticals, Inc.*	192,907	33,951,632
Edwards Lifesciences Corp.*	188,055	29,552,843
AmerisourceBergen Corp. — Class A	298,904	28,847,225
Zoetis, Inc.	616,181	26,501,945
DaVita HealthCare Partners, Inc.*	332,324	25,758,433
Amgen, Inc.	159,237	25,188,109
Moody’s Corp.	226,673	21,796,876
Robert Half International, Inc.	348,837	18,369,756
Molson Coors Brewing Co. — Class B	205,702	18,122,346
United Rentals, Inc.*	232,195	17,382,118
Cintas Corp.	181,830	16,926,555
Dr Pepper Snapple Group, Inc.	185,857	16,610,040
Intuitive Surgical, Inc.*	30,990	15,389,634
Biogen, Inc.*	52,440	15,234,344
MasterCard, Inc. — Class A	147,735	14,624,288
Mylan N.V.*	309,035	13,625,353
AbbVie, Inc.	217,680	12,962,844
Keurig Green Mountain, Inc.	218,474	11,087,556
Total Consumer, Non-cyclical		603,750,958

Consumer, Cyclical - 25.3%
DR Horton, Inc.	2,141,902	63,057,595
Under Armour, Inc. — Class A*	550,970	52,386,228
Lennar Corp. — Class A	917,050	45,916,694
O’Reilly Automotive, Inc.*	148,146	40,926,814
Southwest Airlines Co.	881,375	40,798,849
Delta Air Lines, Inc.	769,994	39,146,495
Advance Auto Parts, Inc.	192,615	38,220,594
Signet Jewelers Ltd.	220,145	33,228,686
Chipotle Mexican Grill, Inc. — Class A*	40,452	25,898,584
CVS Health Corp.	237,067	23,417,478
Lowe’s Companies, Inc.	298,305	22,023,858
AutoZone, Inc.*	24,373	19,118,425
Harman International Industries, Inc.	172,965	19,019,231
Wyndham Worldwide Corp.	200,610	16,319,624
Dollar Tree, Inc.*	240,406	15,744,189
NIKE, Inc. — Class B	115,968	15,195,287
Hanesbrands, Inc.	442,329	14,127,988
Home Depot, Inc.	106,855	13,211,552
VF Corp.	187,940	12,689,709
Ross Stores, Inc.	221,008	11,178,585
Leggett & Platt, Inc.	245,876	11,071,796
Nordstrom, Inc.	154,411	10,069,141
Michael Kors Holdings Ltd.*	246,877	9,539,327
Total Consumer, Cyclical		592,306,729

Technology - 17.9%
Avago Technologies Ltd.	332,022	40,881,868
Apple, Inc.	306,370	36,611,215
Akamai Technologies, Inc.*	531,896	32,349,915
Red Hat, Inc.*	367,617	29,082,181
Electronic Arts, Inc.*	383,320	27,625,873
Activision Blizzard, Inc.	778,582	27,063,510
Skyworks Solutions, Inc.	348,030	26,881,837
Micron Technology, Inc.*	1,589,119	26,315,811
Cognizant Technology Solutions Corp. — Class A*	356,720	24,296,199
Fiserv, Inc.*	196,141	18,929,568
Seagate Technology plc	463,919	17,656,758
NVIDIA Corp.	530,430	15,048,299
Western Digital Corp.	216,353	14,456,707
Citrix Systems, Inc.*	165,573	13,593,543
SanDisk Corp.	166,141	12,792,857
Lam Research Corp.	146,696	11,235,447
Intel Corp.	331,455	11,223,066
Qorvo, Inc.*	254,900	11,197,757
Cerner Corp.*	161,570	10,710,475
QUALCOMM, Inc.	158,052	9,391,450
Total Technology		417,344,336

Financial - 12.3%
Equinix, Inc.	112,463	33,365,523
American Tower Corp. — Class A	285,535	29,190,243
CBRE Group, Inc. — Class A*	614,003	22,890,032
Visa, Inc. — Class A	250,040	19,398,103
Kimco Realty Corp.	663,993	17,775,093
Equity Residential	223,347	17,269,190
Welltower, Inc.	257,162	16,682,099
Host Hotels & Resorts, Inc.	954,313	16,538,244
AvalonBay Communities, Inc.	88,099	15,402,348
Alliance Data Systems Corp.*	47,033	13,983,381
Legg Mason, Inc.	308,037	13,784,656
Macerich Co.	154,670	13,106,736
Essex Property Trust, Inc.	57,575	12,691,833
Ameriprise Financial, Inc.	105,353	12,153,522
Navient Corp.	914,452	12,061,622
Boston Properties, Inc.	90,824	11,430,200
Ventas, Inc.	188,765	10,140,456
Total Financial		287,863,281

Communications - 11.3%
Expedia, Inc.	387,328	52,792,807
Facebook, Inc. — Class A*	508,443	51,845,933
VeriSign, Inc.*	547,011	44,089,087
F5 Networks, Inc.*	212,641	23,433,038
Yahoo!, Inc.*	522,183	18,600,158
Priceline Group, Inc.*	12,236	17,794,081

24 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2015
GUGGENHEIM S&P 500® PURE GROWTH ETF

	Shares	Value

Walt Disney Co.	125,316	$14,253,441
Time Warner, Inc.	174,787	13,168,453
eBay, Inc.*	455,677	12,713,388
Alphabet, Inc. — Class A*	10,634	7,841,405
Alphabet, Inc. — Class C*	10,571	7,513,973
Total Communications		264,045,764

Industrial - 3.3%
Martin Marietta Materials, Inc.	129,466	20,086,650
Union Pacific Corp.	168,846	15,086,390
Thermo Fisher Scientific, Inc.	108,490	14,188,322
Amphenol Corp. — Class A	258,885	14,036,745
CH Robinson Worldwide, Inc.	194,028	13,461,663
Total Industrial		76,859,770

Energy - 2.3%
EOG Resources, Inc.	223,209	19,162,493
Cabot Oil & Gas Corp. — Class A	609,548	13,233,287
Range Resources Corp.	351,528	10,700,512
Williams Companies, Inc.	245,363	9,677,117
Total Energy		52,773,409

Basic Materials - 1.7%
Sherwin-Williams Co.	61,990	16,540,792
Sigma-Aldrich Corp.	86,910	12,143,064
Ecolab, Inc.	96,370	11,598,130
Total Basic Materials		40,281,986

Total Common Stocks
(Cost $2,129,483,577)		2,335,226,233

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash Reserve Fund 0.00%[1]	2,384,919	2,384,919
Total Short Term Investments
(Cost $2,384,919)		2,384,919

Total Investments - 100.0%
(Cost $2,131,868,496)		$2,337,611,152
Other Assets & Liabilities, net - 0.0%		974,393
Total Net Assets - 100.0%		$2,338,585,545

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of October 31, 2015.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s net assets at October 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$2,335,226,233	$—	$—	$2,335,226,233
Short Term Investments	2,384,919	—	—	2,384,919
Total	$2,337,611,152	$—	$—	$2,337,611,152

For the year ended October 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS	October 31, 2015
GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

	Shares	Value

COMMON STOCKS† - 99.7%

Financial - 22.5%
Reinsurance Group of America, Inc. — Class A	23,731	$2,141,486
Old Republic International Corp.	107,885	1,946,246
Hanover Insurance Group, Inc.	21,652	1,824,181
StanCorp Financial Group, Inc.	14,481	1,661,260
Aspen Insurance Holdings Ltd.	32,084	1,559,603
CNO Financial Group, Inc.	75,309	1,446,686
Kemper Corp.	39,677	1,417,262
American Financial Group, Inc.	19,443	1,403,590
First American Financial Corp.	32,062	1,222,524
Everest Re Group Ltd.	5,772	1,027,243
Fulton Financial Corp.	55,507	744,904
Associated Banc-Corp.	37,496	725,173
FirstMerit Corp.	38,070	715,335
International Bancshares Corp.	26,484	713,744
Trustmark Corp.	28,997	696,798
Washington Federal, Inc.	26,632	664,202
Mercury General Corp.	12,237	660,920
Umpqua Holdings Corp.	36,338	606,845
Hancock Holding Co.	20,765	573,114
Valley National Bancorp	44,934	471,807
TCF Financial Corp.	28,426	437,476
New York Community Bancorp, Inc.	24,831	410,208
Prosperity Bancshares, Inc.	7,613	391,156
Total Financial		23,461,763

Industrial - 21.5%
AGCO Corp.	49,655	2,402,805
Tech Data Corp.*	32,340	2,354,029
Avnet, Inc.	43,549	1,978,430
KBR, Inc.	97,003	1,788,736
Arrow Electronics, Inc.*	31,705	1,743,458
AECOM*	58,954	1,737,374
Orbital ATK, Inc.	18,683	1,599,639
Terex Corp.	65,709	1,318,122
Jabil Circuit, Inc.	55,617	1,278,079
Oshkosh Corp.	25,376	1,042,700
Greif, Inc. — Class A	29,300	960,454
Vishay Intertechnology, Inc.	83,524	885,354
Triumph Group, Inc.	12,354	575,449
Kennametal, Inc.	18,618	523,538
Granite Construction, Inc.	15,421	506,426
Regal Beloit Corp.	7,626	486,463
Bemis Company, Inc.	10,550	482,979
Joy Global, Inc.	26,084	448,123
Timken Co.	9,626	304,182
Total Industrial		22,416,340

Energy - 14.9%
HollyFrontier Corp.	47,193	2,311,041
Nabors Industries Ltd.	165,870	1,665,336
Noble Corporation plc	123,052	1,657,510
Patterson-UTI Energy, Inc.	92,573	1,378,412
Western Refining, Inc.	32,185	1,339,540
Rowan Companies plc — Class A	59,673	1,174,365
Murphy USA, Inc.*	16,185	993,273
Superior Energy Services, Inc.	65,959	933,979
QEP Resources, Inc.	56,625	875,422
SM Energy Co.	22,943	765,149
Denbury Resources, Inc.	209,748	742,508
Atwood Oceanics, Inc.	40,595	671,847
NOW, Inc.*	39,882	658,452
Oil States International, Inc.*	12,820	384,728
Total Energy		15,551,562

Consumer, Cyclical - 12.1%
Ingram Micro, Inc. — Class A	75,491	2,248,122
Ascena Retail Group, Inc.*	150,858	2,009,429
World Fuel Services Corp.	30,961	1,376,526
MDC Holdings, Inc.	51,319	1,333,781
JC Penney Company, Inc.*	99,100	908,747
Abercrombie & Fitch Co. — Class A	41,541	880,254
Casey’s General Stores, Inc.	7,705	818,425
Guess?, Inc.	36,148	760,915
CST Brands, Inc.	19,961	717,199
International Speedway Corp. — Class A	18,080	627,195
Dana Holding Corp.	29,779	500,287
Office Depot, Inc.*	56,026	426,918
Total Consumer, Cyclical		12,607,798

Consumer, Non-cyclical - 11.9%
ManpowerGroup, Inc.	23,225	2,131,590
Health Net, Inc.*	22,783	1,464,035
WellCare Health Plans, Inc.*	15,699	1,390,931
Owens & Minor, Inc.	34,748	1,245,716
RR Donnelley & Sons Co.	64,878	1,094,492
Halyard Health, Inc.*	29,955	889,064
Community Health Systems, Inc.*	27,572	773,119
Rent-A-Center, Inc.	40,853	751,287
Dean Foods Co.	39,006	706,399
FTI Consulting, Inc.*	19,655	668,467
Aaron’s, Inc.	21,939	541,235
United Natural Foods, Inc.*	9,384	473,423
Avon Products, Inc.	65,155	262,575
Total Consumer, Non-cyclical		12,392,333

26 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2015
GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

	Shares	Value

Basic Materials - 8.1%
Domtar Corp.	53,601	$2,210,505
Reliance Steel & Aluminum Co.	27,436	1,645,062
Commercial Metals Co.	100,389	1,442,590
Cabot Corp.	24,991	898,177
Steel Dynamics, Inc.	39,282	725,539
United States Steel Corp.	55,009	642,505
Olin Corp.	26,068	499,984
Allegheny Technologies, Inc.	21,057	309,538
Total Basic Materials		8,373,900

Utilities - 3.9%
ONE Gas, Inc.	20,863	1,018,949
Great Plains Energy, Inc.	28,439	782,073
Hawaiian Electric Industries, Inc.	21,974	642,959
MDU Resources Group, Inc.	29,618	558,595
Atmos Energy Corp.	8,822	555,786
WGL Holdings, Inc.	7,717	480,229
Total Utilities		4,038,591

Communications - 2.4%
Telephone & Data Systems, Inc.	54,834	1,570,446
Time, Inc.	50,359	935,670
Total Communications		2,506,116

Technology - 2.4%
Advanced Micro Devices, Inc.*	317,498	673,096
Convergys Corp.	26,005	667,548
Lexmark International, Inc. — Class A	19,291	626,765
NCR Corp.*	19,070	507,262
Total Technology		2,474,671

Total Common Stocks
(Cost $105,625,516)		103,823,074

SHORT TERM INVESTMENTS† - 0.3%
Federated U.S. Treasury Cash Reserve Fund 0.00%[1]	307,905	307,905
Total Short Term Investments
(Cost $307,905)		307,905

Total Investments - 100.0%
(Cost $105,933,421)		$104,130,979
Other Assets & Liabilities, net - 0.0%		11,465
Total Net Assets - 100.0%		$104,142,444

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of October 31, 2015.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s net assets at October 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$103,823,074	$—	$—	$103,823,074
Short Term Investments	307,905	—	—	307,905
Total	$104,130,979	$—	$—	$104,130,979

For the year ended October 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS	October 31, 2015
GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

	Shares	Value

COMMON STOCKS† - 99.9%

Consumer, Non-cyclical - 24.0%
Centene Corp.*	261,873	$15,576,206
United Therapeutics Corp.*	95,435	13,993,635
PAREXEL International Corp.*	211,111	13,325,326
Molina Healthcare, Inc.*	196,968	12,212,016
Global Payments, Inc.	87,138	11,886,495
WhiteWave Foods Co. — Class A*	267,859	10,976,862
Hain Celestial Group, Inc.*	192,717	9,606,942
Akorn, Inc.*	315,444	8,434,973
Gartner, Inc.*	79,923	7,246,619
VCA, Inc.*	129,137	7,072,833
IDEXX Laboratories, Inc.*	102,798	7,053,999
Live Nation Entertainment, Inc.*	233,695	6,375,200
STERIS Corp.	81,568	6,113,522
Service Corporation International	209,281	5,914,281
SEI Investments Co.	113,476	5,880,326
Boston Beer Company, Inc. — Class A*	26,548	5,829,675
CEB, Inc.	76,761	5,738,652
Catalent, Inc.*	205,973	5,474,762
Align Technology, Inc.*	77,167	5,051,352
MEDNAX, Inc.*	68,221	4,807,534
Sirona Dental Systems, Inc.*	43,777	4,777,384
Charles River Laboratories International, Inc.*	60,277	3,932,471
WEX, Inc.*	39,318	3,535,081
Cooper Companies, Inc.	22,219	3,385,287
Total Consumer, Non-cyclical		184,201,433

Financial - 21.6%
Extra Space Storage, Inc.	175,643	13,917,951
Alexander & Baldwin, Inc.	367,715	13,877,564
WisdomTree Investments, Inc.	689,701	13,262,950
Post Properties, Inc.	170,737	10,199,829
Camden Property Trust	135,465	9,995,963
Jones Lang LaSalle, Inc.	59,805	9,970,092
RenaissanceRe Holdings Ltd.	78,872	8,646,737
Bank of the Ozarks, Inc.	161,418	8,074,128
LaSalle Hotel Properties	261,394	7,687,598
Care Capital Properties, Inc.	222,438	7,329,332
Duke Realty Corp.	352,777	7,302,484
Douglas Emmett, Inc.	233,782	7,142,040
Sovran Self Storage, Inc.	67,132	6,704,473
Signature Bank*	42,439	6,320,016
Omega Healthcare Investors, Inc.	179,190	6,185,639
Primerica, Inc.	127,637	6,079,350
Weingarten Realty Investors	167,562	5,992,017
Lamar Advertising Co. — Class A	95,754	5,403,398
Regency Centers Corp.	75,756	5,148,378
UDR, Inc.	105,183	3,624,606
Kilroy Realty Corp.	53,217	3,503,807
Total Financial		166,368,352

Consumer, Cyclical - 21.3%
JetBlue Airways Corp.*	902,900	22,428,037
Toll Brothers, Inc.*	382,952	13,774,784
NVR, Inc.*	8,403	13,762,097
Skechers U.S.A., Inc. — Class A*	426,506	13,306,987
CalAtlantic Group, Inc.*	301,764	11,494,191
Tempur Sealy International, Inc.*	137,147	10,675,522
Alaska Air Group, Inc.	130,981	9,987,301
Foot Locker, Inc.	135,732	9,195,843
Buffalo Wild Wings, Inc.*	52,764	8,139,902
Brunswick Corp.	118,427	6,372,557
Domino’s Pizza, Inc.	56,288	6,004,241
Polaris Industries, Inc.	53,374	5,996,035
Carter’s, Inc.	62,174	5,650,373
Williams-Sonoma, Inc.	72,003	5,310,221
Jack in the Box, Inc.	68,427	5,099,864
LKQ Corp.*	163,869	4,852,161
Brinker International, Inc.	70,907	3,226,978
HSN, Inc.	51,036	3,156,577
Dunkin’ Brands Group, Inc.	74,064	3,066,990
Deckers Outdoor Corp.*	44,201	2,460,228
Total Consumer, Cyclical		163,960,889

Technology - 14.9%
Cadence Design Systems, Inc.*	713,703	15,858,481
SolarWinds, Inc.*	248,770	14,436,123
Manhattan Associates, Inc.*	195,206	14,220,757
Fortinet, Inc.*	346,346	11,900,449
MAXIMUS, Inc.	165,900	11,314,380
Synaptics, Inc.*	110,159	9,373,429
NetScout Systems, Inc.*	235,129	8,434,077
Ultimate Software Group, Inc.*	35,142	7,181,268
Fair Isaac Corp.	72,990	6,742,086
ACI Worldwide, Inc.*	248,198	5,944,342
Tyler Technologies, Inc.*	32,158	5,478,437
Rackspace Hosting, Inc.*	148,552	3,840,069
Total Technology		114,723,898

Industrial - 10.9%
Trinity Industries, Inc.	522,718	14,149,976
Eagle Materials, Inc.	186,368	12,305,879
Packaging Corporation of America	129,889	8,890,902
Acuity Brands, Inc.	37,401	8,175,859
Wabtec Corp.	90,051	7,462,526
ITT Corp.	174,752	6,916,684
Old Dominion Freight Line, Inc.*	110,782	6,861,837
Zebra Technologies Corp. — Class A*	82,040	6,308,876
Landstar System, Inc.	83,590	5,269,514
Cognex Corp.	114,363	4,300,049
Gentex Corp.	210,673	3,452,930
Total Industrial		84,095,032

28 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2015
GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

	Shares	Value

Communications - 4.1%
ARRIS Group, Inc.*	486,156	$13,738,769
InterDigital, Inc.	165,786	8,411,982
AMC Networks, Inc. — Class A*	71,324	5,270,130
FactSet Research Systems, Inc.	24,579	4,304,274
Total Communications		31,725,155

Basic Materials - 2.3%
Cytec Industries, Inc.	115,218	8,574,523
Minerals Technologies, Inc.	89,121	5,252,792
Valspar Corp.	47,730	3,863,744
Total Basic Materials		17,691,059

Utilities - 0.8%
UGI Corp.	172,914	6,340,756

Total Common Stocks
(Cost $707,822,915)		769,106,574

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash Reserve Fund 0.00%[1]	791,932	791,932
Total Short Term Investments
(Cost $791,932)		791,932

Total Investments - 100.0%
(Cost $708,614,847)		$769,898,506
Other Assets & Liabilities, net - 0.0%		(26,424)
Total Net Assets - 100.0%		$769,872,082

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of October 31, 2015.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s net assets at October 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$769,106,574	$—	$—	$769,106,574
Short Term Investments	791,932	—	—	791,932
Total	$769,898,506	$—	$—	$769,898,506

For the year ended October 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	October 31, 2015
GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

	Shares	Value

COMMON STOCKS† - 100.0%

Industrial - 22.4%
Gibraltar Industries, Inc.*	104,049	$2,634,520
Comfort Systems USA, Inc.	65,913	2,104,602
Universal Forest Products, Inc.	27,862	2,023,617
Griffon Corp.	110,676	1,901,414
TTM Technologies, Inc.*	250,962	1,832,023
Benchmark Electronics, Inc.*	73,995	1,463,620
Atlas Air Worldwide Holdings, Inc.*	33,079	1,364,178
AAR Corp.	59,103	1,341,047
Aegion Corp. — Class A*	68,499	1,321,346
EMCOR Group, Inc.	24,215	1,169,100
Sanmina Corp.*	56,088	1,159,339
Olympic Steel, Inc.	113,920	1,090,214
National Presto Industries, Inc.	12,189	1,073,241
Fabrinet*	47,826	1,036,389
Hub Group, Inc. — Class A*	25,038	1,001,019
Encore Wire Corp.	21,797	932,258
Briggs & Stratton Corp.	50,423	896,017
Tidewater, Inc.	69,739	861,277
Plexus Corp.*	23,932	828,526
II-VI, Inc.*	42,003	761,094
Tredegar Corp.	47,449	676,623
SPX Corp.	53,619	656,833
Kaman Corp.	16,881	656,502
Hornbeck Offshore Services, Inc.*	47,516	641,941
General Cable Corp.	37,788	581,557
Roadrunner Transportation Systems, Inc.*	53,184	565,878
Powell Industries, Inc.	13,630	454,152
Tetra Tech, Inc.	16,324	439,116
Celadon Group, Inc.	29,930	433,386
Chart Industries, Inc.*	21,887	376,238
DXP Enterprises, Inc.*	12,254	370,806
Astec Industries, Inc.	10,792	350,740
TimkenSteel Corp.	22,906	243,720
LSB Industries, Inc.*	12,801	200,336
Total Industrial		33,442,669

Consumer, Non-cyclical - 20.3%
Central Garden & Pet Co. — Class A*	172,052	2,904,238
Universal Corp.	48,020	2,593,560
Seneca Foods Corp. — Class A*	66,508	1,940,703
Kelly Services, Inc. — Class A	114,901	1,815,436
Monster Worldwide, Inc.*	280,126	1,756,390
LHC Group, Inc.*	38,116	1,717,698
Viad Corp.	55,883	1,682,637
PharMerica Corp.*	57,718	1,649,003
Almost Family, Inc.*	39,659	1,641,089
SpartanNash Co.	57,111	1,593,397
ABM Industries, Inc.	45,319	1,287,060
Brink’s Co.	40,058	1,240,997
TrueBlue, Inc.*	40,444	1,171,663
Magellan Health, Inc.*	20,573	1,098,598
Insperity, Inc.	21,633	1,005,069
Invacare Corp.	53,241	920,004
Kindred Healthcare, Inc.	64,787	868,146
Andersons, Inc.	22,749	805,315
Central Garden & Pet Co.*	46,073	733,021
CDI Corp.	88,872	710,976
Hanger, Inc.*	47,587	686,205
Heidrick & Struggles International, Inc.	25,093	666,470
Total Consumer, Non-cyclical		30,487,675

Consumer, Cyclical - 19.7%
Cash America International, Inc.	97,750	3,375,307
SkyWest, Inc.	146,087	2,781,496
Pep Boys-Manny Moe & Jack*	178,133	2,679,120
M/I Homes, Inc.*	71,648	1,644,322
ScanSource, Inc.*	35,460	1,223,725
Sonic Automotive, Inc. — Class A	44,246	1,103,495
Superior Industries International, Inc.	55,195	1,086,237
Essendant, Inc.	30,621	1,058,568
EZCORP, Inc. — Class A*	151,898	1,011,641
Big 5 Sporting Goods Corp.	103,606	947,995
Fred’s, Inc. — Class A	67,506	933,608
Veritiv Corp.*	22,159	930,678
Perry Ellis International, Inc.*	42,141	904,767
Titan International, Inc.	123,857	879,385
Haverty Furniture Companies, Inc.	36,107	845,265
Biglari Holdings, Inc.*	2,114	812,051
Express, Inc.*	40,058	773,119
Unifi, Inc.*	23,035	704,641
Marcus Corp.	33,972	702,881
Callaway Golf Co.	66,682	663,486
Ruby Tuesday, Inc.*	121,991	638,013
Barnes & Noble, Inc.	48,220	626,378
Stage Stores, Inc.	61,343	596,867
VOXX International Corp. — Class A*	98,679	509,184
Arctic Cat, Inc.	22,832	468,969
Children’s Place, Inc.	8,421	451,955
Stein Mart, Inc.	50,580	448,139
Genesco, Inc.*	6,738	422,136
Movado Group, Inc.	13,596	349,961
Total Consumer, Cyclical		29,573,389

Financial - 11.8%
United Fire Group, Inc.	46,554	1,731,344
Stewart Information Services Corp.	40,701	1,634,959
International. FCStone, Inc.*	47,892	1,532,065
Employers Holdings, Inc.	56,901	1,506,169
Selective Insurance Group, Inc.	38,295	1,397,385
Infinity Property & Casualty Corp.	14,482	1,166,091
Navigators Group, Inc.*	13,189	1,125,681
Astoria Financial Corp.	65,150	1,039,794
Horace Mann Educators Corp.	28,305	969,163
Forestar Group, Inc.*	53,602	758,468
Provident Financial Services, Inc.	32,053	651,317

30 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

	Shares	Value

Calamos Asset Management, Inc. — Class A	63,500	$596,265
Safety Insurance Group, Inc.	9,729	563,796
Wintrust Financial Corp.	10,512	530,751
First BanCorp*	138,572	525,188
OFG Bancorp	56,388	519,333
ProAssurance Corp.	8,605	455,721
Central Pacific Financial Corp.	17,615	393,871
Old National Bancorp	25,886	362,404
Capstead Mortgage Corp.	33,986	327,965
Total Financial		17,787,730

Energy - 9.9%
Green Plains, Inc.	65,564	1,344,718
TETRA Technologies, Inc.*	188,679	1,271,697
Matrix Service Co.*	54,443	1,235,857
Basic Energy Services, Inc.*	272,999	1,012,826
Northern Oil and Gas, Inc.*	189,964	957,418
Pioneer Energy Services Corp.*	366,220	845,968
PDC Energy, Inc.*	12,873	776,757
SEACOR Holdings, Inc.*	12,644	738,662
Gulf Island Fabrication, Inc.	72,628	734,269
Unit Corp.*	51,227	645,972
FutureFuel Corp.	39,049	601,745
Cloud Peak Energy, Inc.*	187,041	555,512
Tesco Corp.	62,791	502,328
Helix Energy Solutions Group, Inc.*	79,702	460,678
Newpark Resources, Inc.*	80,486	455,551
Geospace Technologies Corp.*	28,931	444,380
Archrock, Inc.*	19,188	417,147
CARBO Ceramics, Inc.	23,367	409,390
Rex Energy Corp.*	162,730	367,770
Stone Energy Corp.*	58,732	328,312
Gulfmark Offshore, Inc. — Class A	46,959	293,024
Bristow Group, Inc.	6,529	226,752
ION Geophysical Corp.*	409,084	151,361
Penn Virginia Corp.*	203,518	125,957
Total Energy		14,904,051

Technology - 6.6%
Insight Enterprises, Inc.*	65,038	1,651,965
SYNNEX Corp.	16,872	1,492,160
Digi International, Inc.*	109,337	1,410,447
Ciber, Inc.*	385,229	1,375,268
CACI International, Inc. — Class A*	10,304	999,900
ManTech International Corp. — Class A	31,899	921,881
Engility Holdings, Inc.	25,082	807,390
Sykes Enterprises, Inc.*	26,410	765,890
Cohu, Inc.	42,268	532,154
Total Technology		9,957,055

Basic Materials - 4.9%
Stepan Co.	29,482	1,560,482
Kraton Performance Polymers, Inc.*	71,657	1,461,086
A. Schulman, Inc.	24,232	869,686
Kaiser Aluminum Corp.	10,419	846,961
Materion Corp.	23,318	703,038
PH Glatfelter Co.	34,367	666,720
American Vanguard Corp.	37,378	501,239
Innospec, Inc.	7,170	396,070
Koppers Holdings, Inc.	17,934	340,029
Total Basic Materials		7,345,311

Communications - 3.9%
Liquidity Services, Inc.*	180,828	1,480,981
Scholastic Corp.	25,691	1,049,991
Anixter International, Inc.*	11,745	805,473
Harte-Hanks, Inc.	159,015	675,814
Blucora, Inc.*	66,178	648,544
NETGEAR, Inc.*	12,735	527,229
Spok Holdings, Inc.	26,871	484,484
Black Box Corp.	15,481	189,023
Total Communications		5,861,539

Utilities - 0.5%
Laclede Group, Inc.	7,269	425,745
Avista Corp.	10,768	364,497
Total Utilities		790,242

Total Common Stocks
(Cost $155,043,112)		150,149,661

SHORT TERM INVESTMENTS† - 0.0%
Federated U.S. Treasury Cash Reserve Fund 0.00%[1]	23,789	23,789
Total Short Term Investments
(Cost $23,789)		23,789

Total Investments - 100.0%
(Cost $155,066,901)		$150,173,450
Other Assets & Liabilities, net - 0.0%		16,711
Total Net Assets - 100.0%		$150,190,161

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of October 31, 2015.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2015
GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

The following table summarizes the inputs used to value the Fund’s net assets at October 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$150,149,661	$—	$—	$150,149,661
Short Term Investments	23,789	—	—	23,789
Total	$150,173,450	$—	$—	$150,173,450

For the year ended October 31, 2015, there were no transfers between levels.

32 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2015
GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

	Shares	Value

COMMON STOCKS† - 99.9%

Consumer, Non-cyclical - 27.2%
LendingTree, Inc.*	38,569	$4,680,734
Lannett Company, Inc.*	96,038	4,299,621
ABIOMED, Inc.*	54,316	4,000,917
On Assignment, Inc.*	78,178	3,526,609
Repligen Corp.*	101,231	3,364,918
Supernus Pharmaceuticals, Inc.*	188,823	3,115,580
AMN Healthcare Services, Inc.*	91,950	2,608,622
Natus Medical, Inc.*	54,116	2,463,902
Nektar Therapeutics*	203,702	2,417,942
Cal-Maine Foods, Inc.	42,134	2,252,484
MiMedx Group, Inc.*	305,901	2,226,959
Depomed, Inc.*	123,191	2,155,843
Cynosure, Inc. — Class A*	57,032	2,146,684
Cambrex Corp.*	45,376	2,085,935
Chemed Corp.	13,148	2,068,049
Ligand Pharmaceuticals, Inc. — Class B*	22,465	2,029,713
Calavo Growers, Inc.	39,154	2,012,907
ExamWorks Group, Inc.*	62,899	1,776,268
Anika Therapeutics, Inc.*	39,378	1,516,841
Albany Molecular Research, Inc.*	80,609	1,454,186
Snyder’s-Lance, Inc.	40,838	1,451,383
Helen of Troy Ltd.*	14,353	1,423,961
Ensign Group, Inc.	31,984	1,348,445
Cantel Medical Corp.	20,795	1,232,728
Abaxis, Inc.	24,386	1,224,421
Impax Laboratories, Inc.*	26,371	913,228
J&J Snack Foods Corp.	6,599	810,291
Affymetrix, Inc.*	86,721	797,833
Total Consumer, Non-cyclical		61,407,004

Financial - 21.8%
Universal Insurance Holdings, Inc.	138,273	4,362,513
CoreSite Realty Corp.	63,991	3,516,305
Chesapeake Lodging Trust	94,607	2,605,477
Bank Mutual Corp.	335,991	2,432,575
Sabra Health Care REIT, Inc.	103,007	2,336,200
American Assets Trust, Inc.	54,627	2,303,074
Ameris Bancorp	69,476	2,188,494
HFF, Inc. — Class A	62,655	2,162,851
DiamondRock Hospitality Co.	171,456	2,002,606
Universal Health Realty Income Trust	38,891	1,932,494
Home BancShares, Inc.	44,948	1,929,168
Glacier Bancorp, Inc.	64,151	1,755,171
First Midwest Bancorp, Inc.	97,460	1,736,737
Retail Opportunity Investments Corp.	94,603	1,715,152
PrivateBancorp, Inc. — Class A	39,429	1,649,315
MB Financial, Inc.	47,834	1,542,168
Boston Private Financial Holdings, Inc.	128,919	1,477,412
HCI Group, Inc.	32,267	1,407,164
PRA Group, Inc.*	24,601	1,348,135
Pinnacle Financial Partners, Inc.	24,903	1,310,396
BofI Holding, Inc.*	16,001	1,280,240
Medical Properties Trust, Inc.	102,888	1,162,634
Education Realty Trust, Inc.	31,424	1,128,436
Healthcare Realty Trust, Inc.	39,029	1,028,804
Inland Real Estate Corp.	98,268	869,672
Enova International, Inc.*	59,621	775,073
Cousins Properties, Inc.	75,395	756,966
CareTrust REIT, Inc.	54,016	611,461
Total Financial		49,326,693

Consumer, Cyclical - 14.8%
Gentherm, Inc.*	90,505	4,449,226
Pinnacle Entertainment, Inc.*	90,911	3,182,794
Meritage Homes Corp.*	72,184	2,545,208
G-III Apparel Group Ltd.*	44,600	2,457,014
Allegiant Travel Co. — Class A	10,882	2,148,651
DTS, Inc.*	66,915	1,991,390
Papa John’s International, Inc.	28,263	1,983,215
Popeyes Louisiana Kitchen, Inc.*	28,258	1,594,882
Sonic Corp.	52,156	1,488,532
Winnebago Industries, Inc.	69,779	1,464,661
BJ’s Restaurants, Inc.*	33,514	1,438,756
Texas Roadhouse, Inc. — Class A	35,511	1,219,803
Outerwall, Inc.	20,000	1,200,000
Select Comfort Corp.*	55,276	1,171,851
Universal Electronics, Inc.*	19,624	933,514
Marriott Vacations Worldwide Corp.	12,867	828,635
Zumiez, Inc.*	47,250	825,930
Wolverine World Wide, Inc.	37,498	696,337
Francesca’s Holdings Corp.*	46,390	659,202
Scientific Games Corp. — Class A*	56,489	626,463
Iconix Brand Group, Inc.*	37,430	573,428
Total Consumer, Cyclical		33,479,492

Industrial - 13.8%
TASER International, Inc.*	154,612	3,619,467
PGT, Inc.*	253,194	3,053,519
Apogee Enterprises, Inc.	51,901	2,570,657
Methode Electronics, Inc.	69,946	2,331,300
Lydall, Inc.*	67,904	2,324,353
Headwaters, Inc.*	109,416	2,248,499
Heartland Express, Inc.	88,523	1,666,889
Hillenbrand, Inc.	53,133	1,576,456
ArcBest Corp.	59,930	1,552,187
US Ecology, Inc.	39,524	1,549,736
KapStone Paper and Packaging Corp.	64,975	1,413,206
Bel Fuse, Inc. — Class B	68,825	1,240,915
Knight Transportation, Inc.	48,012	1,220,465
Curtiss-Wright Corp.	16,974	1,180,711
Matson, Inc.	25,271	1,158,170
AZZ, Inc.	18,741	1,036,940
Saia, Inc.*	30,089	710,401

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2015
GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

	Shares	Value

Forward Air Corp.	14,722	$667,790
Total Industrial		31,121,661

Technology - 9.1%
Take-Two Interactive Software, Inc.*	151,635	5,034,282
Synchronoss Technologies, Inc.*	77,627	2,730,918
Omnicell, Inc.*	71,262	1,938,327
Monolithic Power Systems, Inc.	29,423	1,836,584
Virtusa Corp.*	30,673	1,761,550
Super Micro Computer, Inc.*	57,083	1,610,311
Tessera Technologies, Inc.	40,512	1,416,705
Blackbaud, Inc.	22,265	1,395,793
Constant Contact, Inc.*	45,983	1,200,156
Electronics for Imaging, Inc.*	22,543	1,046,897
MicroStrategy, Inc. — Class A*	3,507	603,449
Total Technology		20,574,972

Communications - 7.6%
General Communication, Inc. — Class A*	221,575	4,512,375
LogMeIn, Inc.*	45,187	3,043,796
DHI Group, Inc.*	233,807	2,115,953
j2 Global, Inc.	27,116	2,102,846
comScore, Inc.*	36,465	1,559,973
EW Scripps Co. — Class A	62,362	1,375,706
Consolidated Communications Holdings, Inc.	43,334	957,681
VASCO Data Security International, Inc.*	41,631	791,405
ViaSat, Inc.*	11,584	764,081
Total Communications		17,223,816

Energy - 3.5%
Synergy Resources Corp.*	294,596	3,296,529
Carrizo Oil & Gas, Inc.*	79,038	2,974,200
Flotek Industries, Inc.*	89,242	1,615,280
Total Energy		7,886,009

Basic Materials - 2.1%
Deltic Timber Corp.	20,595	1,276,066
Neenah Paper, Inc.	17,924	1,208,257
US Silica Holdings, Inc.	59,503	1,074,624
Balchem Corp.	13,448	918,498
Century Aluminum Co.*	59,019	213,649
Total Basic Materials		4,691,094

Total Common Stocks
(Cost $228,581,287)		225,710,741

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash Reserve Fund 0.00%[1]	178,982	178,982
Total Short Term Investments
(Cost $178,982)		178,982

Total Investments - 100.0%
(Cost $228,760,269)		$225,889,723
Other Assets & Liabilities, net - 0.0%		43,311
Total Net Assets - 100.0%		$225,933,034

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of October 31, 2015.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s net assets at October 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$225,710,741	$—	$—	$225,710,741
Short Term Investments	178,982	—	—	178,982
Total	$225,889,723	$—	$—	$225,889,723

For the year ended October 31, 2015, there were no transfers between levels.

34 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES	October 31, 2015

	Guggenheim Russell Top 50® Mega Cap ETF	Guggenheim S&P 500® Pure Value ETF	Guggenheim S&P 500® Pure Growth ETF	Guggenheim S&P MidCap 400® Pure Value ETF
Assets:
Investments, at value*	$495,903,348	$812,475,047	$2,337,611,152	$104,130,979
Receivables:
Fund shares sold	—	—	9,403	—
Investments sold	198,121	—	97	—
Dividends and interest	601,005	790,734	1,628,310	42,224
Total assets	496,702,474	813,265,781	2,339,248,962	104,173,203

Liabilities:
Payable for:
Due to custodian	357,574	—	—	—
Management fees	80,929	236,558	663,417	30,759
Total liabilities	438,503	236,558	663,417	30,759
Commitments and contingent liabilities (Note 8)	—	—	—	—
Net assets	$496,263,971	$813,029,223	$2,338,585,545	$104,142,444

Net assets consist of:
Paid-in capital	$522,723,220	$890,828,251	$2,134,651,814	$110,777,662
Undistributed net investment income	861,244	249,496	—	65,209
Accumulated net realized loss on investments	(103,031,375)	(22,949,656)	(1,808,925)	(4,897,985)
Net unrealized appreciation (depreciation) on investments	75,710,882	(55,098,868)	205,742,656	(1,802,442)
Net assets	$496,263,971	$813,029,223	$2,338,585,545	$104,142,444
Shares outstanding (unlimited shares authorized), no par value	3,400,785	15,802,836	28,200,299	2,050,499
Net asset value, offering price and repurchase price per share	$145.93	$51.45	$82.93	$50.79
*Total cost of investments	$420,192,466	$867,573,915	$2,131,868,496	$105,933,421

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 35

STATEMENTS OF ASSETS AND LIABILITIES (concluded)	October 31, 2015

	Guggenheim S&P MidCap 400® Pure Growth ETF	Guggenheim S&P SmallCap 600® Pure Value ETF	Guggenheim S&P SmallCap 600® Pure Growth ETF
Assets:
Investments, at value*	$769,898,506	$150,173,450	$225,889,723
Receivables:
Investments sold	—	—	2,212,851
Dividends and interest	199,763	60,482	83,396
Tax reclaims	—	992	775
Total assets	770,098,269	150,234,924	228,186,745

Liabilities:
Payable for:
Investments purchased	—	—	2,188,494
Management fees	226,187	44,763	65,217
Total liabilities	226,187	44,763	2,253,711
Commitments and contingent liabilities (Note 8)	—	—	—
Net assets	$769,872,082	$150,190,161	$225,933,034

Net assets consist of:
Paid-in capital	$716,433,193	$176,816,130	$230,126,152
Undistributed net investment income	—	14,208	—
Accumulated net realized loss on investments	(7,844,770)	(21,746,726)	(1,322,572)
Net unrealized appreciation (depreciation) on investments	61,283,659	(4,893,451)	(2,870,546)
Net assets	$769,872,082	$150,190,161	$225,933,034
Shares outstanding (unlimited shares authorized), no par value	6,000,021	2,600,040	2,650,004
Net asset value, offering price and repurchase price per share	$128.31	$57.76	$85.26
*Total cost of investments	$708,614,847	$155,066,901	$228,760,269

36 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2015

	Guggenheim Russell Top 50® Mega Cap ETF	Guggenheim S&P 500® Pure Value ETF	Guggenheim S&P 500® Pure Growth ETF	Guggenheim S&P MidCap 400® Pure Value ETF
Investment Income:
Dividends	$12,294,526	$23,277,641	$20,378,198	$2,213,909
Income from securities lending	—	1,637,139	25,323	86,074
Interest	15	16	11	4
Total investment income	12,294,541	24,914,796	20,403,532	2,299,987

Expenses:
Management fees	1,065,507	3,572,028	7,241,303	407,904
Total expenses	1,065,507	3,572,028	7,241,303	407,904
Net investment income	11,229,034	21,342,768	13,162,229	1,892,083

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,952,909	(20,214,367)	6,225,299	(3,583,930)
In-kind redemptions	49,768,138	105,478,890	73,503,328	13,071,433
Net realized gain	52,721,047	85,264,523	79,728,627	9,487,503
Net change in unrealized appreciation (depreciation) on:
Investments	(33,501,768)	(123,793,479)	20,956,005	(13,390,444)
Net realized and unrealized gain (loss)	19,219,279	(38,528,956)	100,684,632	(3,902,941)
Net increase (decrease) in net assets resulting from operations	$30,448,313	$(17,186,188)	$113,846,861	$(2,010,858)

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 37

STATEMENTS OF OPERATIONS (concluded)

For the Year Ended October 31, 2015

	Guggenheim S&P MidCap 400® Pure Growth ETF	Guggenheim S&P SmallCap 600® Pure Value ETF	Guggenheim S&P SmallCap 600® Pure Growth ETF
Investment Income:
Dividends, net of foreign taxes withheld*	$6,487,872	$2,391,456	$1,322,162
Income from securities lending	130,444	154,041	63,527
Interest	10	3	2
Total investment income	6,618,326	2,545,500	1,385,691

Expenses:
Management fees	2,594,612	593,927	536,658
Total expenses	2,594,612	593,927	536,658
Net investment income	4,023,714	1,951,573	849,033

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(7,537,899)	(7,778,300)	(1,332,745)
In-kind redemptions	45,849,259	15,750,696	14,277,538
Net realized gain	38,311,360	7,972,396	12,944,793
Net change in unrealized appreciation (depreciation) on:
Investments	(13,305,481)	(21,140,206)	(13,529,320)
Net realized and unrealized gain (loss)	25,005,879	(13,167,810)	(584,527)
Net increase (decrease) in net assets resulting from operations	$29,029,593	$(11,216,237)	$264,506
* Foreign taxes withheld	$—	$3,853	$376

38 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

	Guggenheim Russell Top 50® Mega Cap ETF		Guggenheim S&P 500® Pure Value ETF
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$11,229,034	$10,854,977	$21,342,768	$15,060,597
Net realized gain on investments	52,721,047	17,409,553	85,264,523	94,111,013
Net change in unrealized appreciation (depreciation) on investments	(33,501,768)	53,282,676	(123,793,479)	1,693,099
Net increase (decrease) in net assets resulting from operations	30,448,313	81,547,206	(17,186,188)	110,864,709

Distributions to shareholders from:
Net investment income	(11,355,966)	(10,780,498)	(22,046,039)	(14,264,565)

Shareholder transactions:
Proceeds from shares purchased	49,329,473	81,178,515	437,829,978	1,190,583,615
Cost of shares redeemed	(170,955,031)	(76,270,708)	(860,630,837)	(386,686,594)
Net increase (decrease) in net assets resulting from share transactions	(121,625,558)	4,907,807	(422,800,859)	803,897,021
Net increase (decrease) in net assets	(102,533,211)	75,674,515	(462,033,086)	900,497,165

Net assets:
Beginning of year	598,797,182	523,122,667	1,275,062,309	374,565,144
End of year	$496,263,971	$598,797,182	$813,029,223	$1,275,062,309
Undistributed net investment income at end of year	$861,244	$982,575	$249,496	$952,767

Changes in shares outstanding:
Shares sold	350,000	600,000	8,200,000	23,250,000
Shares redeemed	(1,200,000)	(600,000)	(15,950,000)	(7,750,000)
Net increase (decrease) in shares	(850,000)	—	(7,750,000)	15,500,000

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 39

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500® Pure Growth ETF		Guggenheim S&P MidCap 400® Pure Value ETF
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$13,162,229	$9,650,949	$1,892,083	$1,355,738
Net realized gain on investments	79,728,627	170,107,806	9,487,503	11,809,141
Net change in unrealized appreciation (depreciation) on investments	20,956,005	24,829,879	(13,390,444)	(3,924,921)
Net increase (decrease) in net assets resulting from operations	113,846,861	204,588,634	(2,010,858)	9,239,958

Distributions to shareholders from:
Net investment income	(12,287,095)	(9,850,742)	(1,909,844)	(1,275,783)

Shareholder transactions:
Proceeds from shares purchased	752,877,885	1,424,145,593	42,976,874	70,386,738
Cost of shares redeemed	(308,368,180)	(586,763,950)	(53,544,609)	(37,222,874)
Net increase (decrease) in net assets resulting from share transactions	444,509,705	837,381,643	(10,567,735)	33,163,864
Net increase (decrease) in net assets	546,069,471	1,032,119,535	(14,488,437)	41,128,039

Net assets:
Beginning of year	1,792,516,074	760,396,539	118,630,881	77,502,842
End of year	$2,338,585,545	$1,792,516,074	$104,142,444	$118,630,881
Undistributed net investment income at end of year	$—	$—	$65,209	$82,970

Changes in shares outstanding:
Shares sold	9,350,000	19,500,000	800,000	1,400,000
Shares redeemed	(3,850,000)	(8,300,000)	(1,000,000)	(750,000)
Net increase (decrease) in shares	5,500,000	11,200,000	(200,000)	650,000

40 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P MidCap 400® Pure Growth ETF		Guggenheim S&P SmallCap 600® Pure Value ETF
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,023,714	$4,925,126	$1,951,573	$1,228,980
Net realized gain on investments	38,311,360	141,305,766	7,972,396	19,660,177
Net change in unrealized appreciation (depreciation) on investments	(13,305,481)	(89,652,357)	(21,140,206)	(7,910,036)
Net increase (decrease) in net assets resulting from operations	29,029,593	56,578,535	(11,216,237)	12,979,121

Distributions to shareholders from:
Net investment income	(4,173,726)	(5,020,350)	(1,976,663)	(1,189,682)
Return of capital	(467,016)	—	—	—
Total distributions to shareholders	(4,640,742)	(5,020,350)	(1,976,663)	(1,189,682)

Shareholder transactions:
Proceeds from shares purchased	206,271,851	364,665,781	50,291,876	75,735,185
Cost of shares redeemed	(206,731,035)	(408,252,769)	(58,898,695)	(38,885,016)
Net increase (decrease) in net assets resulting from share transactions	(459,184)	(43,586,988)	(8,606,819)	36,850,169
Net increase (decrease) in net assets	23,929,667	7,971,197	(21,799,719)	48,639,608

Net assets:
Beginning of year	745,942,415	737,971,218	171,989,880	123,350,272
End of year	$769,872,082	$745,942,415	$150,190,161	$171,989,880
Undistributed net investment income at end of year	$—	$150,013	$14,208	$39,298

Changes in shares outstanding:
Shares sold	1,600,000	3,050,000	800,000	1,250,000
Shares redeemed	(1,650,000)	(3,400,000)	(950,000)	(650,000)
Net increase (decrease) in shares	(50,000)	(350,000)	(150,000)	600,000

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 41

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Guggenheim S&P SmallCap 600® Pure Growth ETF
	Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$849,033	$432,137
Net realized gain on investments	12,944,793	21,771,031
Net change in unrealized appreciation (depreciation) on investments	(13,529,320)	(12,261,811)
Net increase in net assets resulting from operations	264,506	9,941,357

Distributions to shareholders from:
Net investment income	(849,033)	(499,340)
Return of capital	(5,968)	—
Total distributions to shareholders	(855,001)	(499,340)

Shareholder transactions:
Proceeds from shares purchased	188,816,454	50,760,931
Cost of shares redeemed	(67,016,341)	(63,109,671)
Net increase (decrease) in net assets resulting from share transactions	121,800,113	(12,348,740)
Net increase (decrease) in net assets	121,209,618	(2,906,723)

Net assets:
Beginning of year	104,723,416	107,630,139
End of year	$225,933,034	$104,723,416
Undistributed net investment income at end of year	$—	$—

Changes in shares outstanding:
Shares sold	2,150,000	650,000
Shares redeemed	(800,000)	(800,000)
Net increase (decrease) in shares	1,350,000	(150,000)

42 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM RUSSELL TOP 50® MEGA CAP ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Data:
Net asset value, beginning of period	$140.87	$123.06	$104.06	$89.97	$85.16
Income from investment operations:
Net investment income (loss)[a]	3.00	2.74	2.56	2.17	1.87
Net gain (loss) on investments (realized and unrealized)	5.09	17.82	19.05	14.02	4.74
Total from investment operations	8.09	20.56	21.61	16.19	6.61
Less distributions from:
Net investment income	(3.03)	(2.75)	(2.61)	(2.10)	(1.80)
Total distributions to shareholders	(3.03)	(2.75)	(2.61)	(2.10)	(1.80)
Net asset value, end of period	$145.93	$140.87	$123.06	$104.06	$89.97

Total Return[b]	5.87%	16.86%	21.07%	18.11%	7.80%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$496,264	$598,797	$523,123	$624,468	$454,409
Ratio to average net assets of:
Net investment income (loss)	2.11%	2.08%	2.28%	2.19%	2.08%
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Portfolio turnover rate[c]	8%	6%	8%	7%	6%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 43

GUGGENHEIM S&P 500® PURE VALUE ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Data:
Net asset value, beginning of period	$54.14	$46.51	$32.26	$28.38	$25.95
Income from investment operations:
Net investment income (loss)[a]	1.12	0.90	0.67	0.48	0.42
Net gain (loss) on investments (realized and unrealized)	(2.70)	7.50	14.18	3.89	2.40
Total from investment operations	(1.58)	8.40	14.85	4.37	2.82
Less distributions from:
Net investment income	(1.11)	(0.77)	(0.60)	(0.49)	(0.39)
Total distributions to shareholders	(1.11)	(0.77)	(0.60)	(0.49)	(0.39)
Net asset value, end of period	$51.45	$54.14	$46.51	$32.26	$28.38

Total Return[b]	(2.94%)	18.13%	46.39%	15.54%	10.84%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$813,029	$1,275,062	$374,565	$85,583	$79,550
Ratio to average net assets of:
Net investment income (loss)	2.09%	1.74%	1.65%	1.60%	1.44%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	54%	25%	24%	37%	23%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

44 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® PURE GROWTH ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Data:
Net asset value, beginning of period	$78.96	$66.12	$47.80	$44.68	$40.40
Income from investment operations:
Net investment income (loss)[a]	0.52	0.55	0.44	0.33	0.18
Net gain (loss) on investments (realized and unrealized)	3.93	12.81	18.33	3.11	4.28
Total from investment operations	4.45	13.36	18.77	3.44	4.46
Less distributions from:
Net investment income	(0.48)	(0.52)	(0.42)	(0.32)	(0.18)
Return of capital	—	—	(0.03)	—	—
Total distributions to shareholders	(0.48)	(0.52)	(0.45)	(0.32)	(0.18)
Net asset value, end of period	$82.93	$78.96	$66.12	$47.80	$44.68

Total Return[b]	5.65%	20.24%	39.45%	7.72%	11.06%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,338,586	$1,792,516	$760,397	$332,253	$265,889
Ratio to average net assets of:
Net investment income (loss)	0.64%	0.74%	0.76%	0.71%	0.41%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	62%	46%	44%	35%	21%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 45

GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Data:
Net asset value, beginning of period	$52.71	$48.42	$35.00	$31.00	$30.77
Income from investment operations:
Net investment income (loss)[a]	0.86	0.71	0.52	0.46	0.41
Net gain (loss) on investments (realized and unrealized)	(1.96)	4.18	13.46	4.01	0.22
Total from investment operations	(1.10)	4.89	13.98	4.47	0.63
Less distributions from:
Net investment income	(0.82)	(0.60)	(0.56)	(0.47)	(0.40)
Total distributions to shareholders	(0.82)	(0.60)	(0.56)	(0.47)	(0.40)
Net asset value, end of period	$50.79	$52.71	$48.42	$35.00	$31.00

Total Return[b]	(2.12%)	10.14%	40.27%	14.46%	2.03%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$104,142	$118,631	$77,503	$35,015	$35,671
Ratio to average net assets of:
Net investment income (loss)	1.62%	1.38%	1.22%	1.36%	1.22%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	59%	40%	28%	47%	49%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

46 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Data:
Net asset value, beginning of period	$123.30	$115.31	$88.25	$82.17	$70.46
Income from investment operations:
Net investment income (loss)[a]	0.70	0.75	1.02	0.20	0.07
Net gain (loss) on investments (realized and unrealized)	5.10	7.93	27.10	6.04	11.72
Total from investment operations	5.80	8.68	28.12	6.24	11.79
Less distributions from:
Net investment income	(0.71)	(0.69)	(1.06)	(0.16)	(0.08)
Return of capital	(0.08)	—	—	—	—
Total distributions to shareholders	(0.79)	(0.69)	(1.06)	(0.16)	(0.08)
Net asset value, end of period	$128.31	$123.30	$115.31	$88.25	$82.17

Total Return[b]	4.71%	7.53%	32.07%	7.60%	16.73%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$769,872	$745,942	$737,971	$511,881	$653,246
Ratio to average net assets of:
Net investment income (loss)	0.54%	0.62%	1.01%	0.23%	0.09%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	102%	75%	72%	56%	45%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 47

GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Data:
Net asset value, beginning of period	$62.54	$57.37	$40.04	$35.50	$34.27
Income from investment operations:
Net investment income (loss)[a]	0.71	0.44	0.56	0.25	0.20
Net gain (loss) on investments (realized and unrealized)	(4.79)	5.14	17.40	4.56	1.23
Total from investment operations	(4.08)	5.58	17.96	4.81	1.43
Less distributions from:
Net investment income	(0.70)	(0.41)	(0.63)	(0.25)	(0.20)
Return of capital	—	—	—	(0.02)	—
Total distributions to shareholders	(0.70)	(0.41)	(0.63)	(0.27)	(0.20)
Net asset value, end of period	$57.76	$62.54	$57.37	$40.04	$35.50

Total Return[b]	(6.60%)	9.73%	45.20%	13.52%	4.16%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$150,190	$171,990	$123,350	$72,066	$62,130
Ratio to average net assets of:
Net investment income (loss)	1.15%	0.73%	1.14%	0.65%	0.53%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	52%	51%	43%	48%	76%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

48 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Data:
Net asset value, beginning of period	$80.56	$74.23	$54.34	$49.82	$43.32
Income from investment operations:
Net investment income (loss)[a]	0.47	0.31	0.59	0.20	0.02
Net gain (loss) on investments (realized and unrealized)	4.70	6.33	19.87	4.50	6.57
Total from investment operations	5.17	6.64	20.46	4.70	6.59
Less distributions from:
Net investment income	(0.47)	(0.31)	(0.54)	(0.18)	(0.09)
Return of capital	(—)[d]	—	(0.03)	—	—
Total distributions to shareholders	(0.47)	(0.31)	(0.57)	(0.18)	(0.09)
Net asset value, end of period	$85.26	$80.56	$74.23	$54.34	$49.82

Total Return[b]	6.42%	8.96%	37.94%	9.44%	15.22%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$225,933	$104,723	$107,630	$73,359	$34,873
Ratio to average net assets of:
Net investment income (loss)	0.55%	0.39%	0.94%	0.38%	0.03%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	62%	78%	73%	44%	33%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
[d]	Less than $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Rydex ETF Trust (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type, and is authorized to issue an unlimited number of no par value shares. Each portfolio represents a separate series of beneficial interest in the Trust (each a “Fund”, and collectively, the “Funds”), each a non-diversified investment company. The Trust was organized as a Delaware statutory trust on November 22, 2002. At October 31, 2015, the Trust consisted of twenty-two funds.

The financial statements herein relate to the following Funds, whose investment objective is to replicate as closely as possible, before fees and expenses, the daily performance of an index representing publicly traded equity securities (the “Underlying Index”) as follows:

Fund	Underlying Index
Guggenheim Russell Top 50® Mega Cap ETF	Russell Top 50® Mega Cap Index
Guggenheim S&P 500® Pure Value ETF	S&P 500® Pure Value Index
Guggenheim S&P 500® Pure Growth ETF	S&P 500® Pure Growth Index
Guggenheim S&P MidCap 400® Pure Value ETF	S&P MidCap 400® Pure Value Index
Guggenheim S&P MidCap 400® Pure Growth ETF	S&P MidCap 400® Pure Growth Index
Guggenheim S&P SmallCap 600® Pure Value ETF	S&P SmallCap 600® Pure Value Index
Guggenheim S&P SmallCap 600® Pure Growth ETF	S&P SmallCap 600® Pure Growth Index

The Funds seek to achieve their objective by investing in common stocks that comprise the Underlying Index. The Funds use a “replication” strategy to track the Underlying Index. Replication refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index.

The Funds operate as index funds and are not actively managed. Adverse performance of a security in the Funds’ portfolio will ordinarily not result in the elimination of the security from the Funds’ portfolio.

The Funds issue and redeem shares on a continuous basis, at net asset value per share (“NAV”), only in aggregation of 50,000 shares (a “Creation Unit”). Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index.

The Funds invest in various investments which are exposed to risk, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect amounts reported in the financial statements.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides administrative services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds' securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The

50 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

The Funds invest in money market mutual funds, which are valued at their NAV.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

E. Under the Funds’ organizational documents, their Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Capital

There is a minimum transaction fee per transaction to those persons purchasing or redeeming Creation Units. An additional charge of up to three times the standard transaction fee may be imposed for purchases and

GUGGENHEIM ETFs ANNUAL REPORT | 51

NOTES TO FINANCIAL STATEMENTS (continued)

redemptions effected outside the National Securities Clearing Corporation usual clearing process or for cash. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV of the Fund on the transaction date. Transaction fees are not charged to or paid by the Funds. The minimum transaction fees are:

Fund	Minimum Transaction Fee
Guggenheim Russell Top 50® Mega Cap ETF	$500
Guggenheim S&P 500® Pure Value ETF	1,000
Guggenheim S&P 500® Pure Growth ETF	1,000
Guggenheim S&P MidCap 400® Pure Value ETF	750
Guggenheim S&P MidCap 400® Pure Growth ETF	750
Guggenheim S&P SmallCap 600® Pure Value ETF	1,000
Guggenheim S&P SmallCap 600® Pure Growth ETF	1,000

3. Fees and Other Transactions with Affiliates

GI determines the composition of the portfolio of securities that must be delivered in exchange for the issuance of Creation Units and periodically adjusts the composition of the portfolio of the Funds to conform to changes in the composition of the relevant index. For these services, GI receives a management fee at the annual rate shown below as a percentage of the average daily net assets of the Funds.

Fund	Advisory Fee
Guggenheim Russell Top 50® Mega Cap ETF	0.20%
Guggenheim S&P 500® Pure Value ETF	0.35%
Guggenheim S&P 500® Pure Growth ETF	0.35%
Guggenheim S&P MidCap 400® Pure Value ETF	0.35%
Guggenheim S&P MidCap 400® Pure Growth ETF	0.35%
Guggenheim S&P SmallCap 600® Pure Value ETF	0.35%
Guggenheim S&P SmallCap 600® Pure Growth ETF	0.35%

GI pays all expenses of the Funds, including the cost of transfer agency, custody, fund administration, fund accounting, legal, audit and other services, except: interest, taxes, distribution fees or expenses and extraordinary expenses.

Under a Fund Administration Agreement with the Trust, RFS provides various administrative and financial reporting services for the Funds. GI compensates RFS directly for this service.

Under a Fund Accounting Agreement with the Trust, BNYMellon maintains the books and records of the Funds. Under a Custodian Agreement with the Trust, BNYMellon maintains cash, securities and other assets of the Funds in a separate account for the Funds, keeps all necessary accounts and records, and provides other services. BNYMellon is required, upon the order of the Trust, to deliver securities held by the custodian and to make payments for securities purchased by the Trust for the Funds. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNYMellon acts as a transfer agent for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. GI compensates BNYMellon directly for the foregoing services.

The Funds have adopted a Distribution Plan (the “Plan”) that allows the Funds to pay distribution fees to GFD and other firms that provide distribution services (“Service Providers”). If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD will, in turn, pay the Service Provider out of its fees. No such fee is currently charged to the Funds.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

52 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	— quoted prices in active markets for identical securities.

Level 2	— other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3	— significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Portfolio Securities Loaned

During the year ended October 31, 2015, certain Funds lent their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. As of October 31, 2015, all Funds had ceased participation in securities lending.

6. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds' tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds' tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended October 31, 2015, the following capital loss carryforward amounts were expired or used:

Fund	Amount
Guggenheim Russell Top 50® Mega Cap ETF	$3,823,339
Guggenheim S&P 500® Pure Growth ETF	5,274,446

GUGGENHEIM ETFs ANNUAL REPORT | 53

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended October 31, 2015 was as follows:

Fund	Ordinary Income	Return of Capital	Total Distributions
Guggenheim Russell Top 50® Mega Cap ETF	$11,355,966	$—	$11,355,966
Guggenheim S&P 500® Pure Value ETF	22,046,039	—	22,046,039
Guggenheim S&P 500® Pure Growth ETF	12,287,095	—	12,287,095
Guggenheim S&P MidCap 400® Pure Value ETF	1,909,844	—	1,909,844
Guggenheim S&P MidCap 400® Pure Growth ETF	4,173,726	467,016	4,640,742
Guggenheim S&P SmallCap 600® Pure Value ETF	1,976,663	—	1,976,663
Guggenheim S&P SmallCap 600® Pure Growth ETF	849,033	5,968	855,001

The tax character of distributions paid during the year ended October 31, 2014 was as follows:

Fund	Ordinary Income	Return of Capital	Total Distributions
Guggenheim Russell Top 50® Mega Cap ETF	$10,780,498	$—	$10,780,498
Guggenheim S&P 500® Pure Value ETF	14,264,565	—	14,264,565
Guggenheim S&P 500® Pure Growth ETF	9,850,742	—	9,850,742
Guggenheim S&P MidCap 400® Pure Value ETF	1,275,783	—	1,275,783
Guggenheim S&P MidCap 400® Pure Growth ETF	5,020,350	—	5,020,350
Guggenheim S&P SmallCap 600® Pure Value ETF	1,189,682	—	1,189,682
Guggenheim S&P SmallCap 600® Pure Growth ETF	499,340	—	499,340

The tax character of distributable earnings/(accumulated losses) at October 31, 2015 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Net Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
Guggenheim Russell Top 50® Mega Cap ETF	$861,244	$—	$(102,531,923)	$75,211,430	$(26,459,249)
Guggenheim S&P 500® Pure Value ETF	249,496	—	(22,255,596)	(55,792,928)	(77,799,028)
Guggenheim S&P 500® Pure Growth ETF	—	—	—	203,933,731	203,933,731
Guggenheim S&P MidCap 400® Pure Value ETF	65,209	—	(4,446,838)	(2,253,589)	(6,635,218)
Guggenheim S&P MidCap 400® Pure Growth ETF	—	—	(7,247,888)	60,686,777	53,438,889
Guggenheim S&P SmallCap 600® Pure Value ETF	14,208	—	(20,666,281)	(5,973,896)	(26,625,969)
Guggenheim S&P SmallCap 600® Pure Growth ETF	—	—	(104,981)	(4,088,137)	(4,193,118)

54 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of October 31, 2015, capital loss carryforwards for the Funds were as follows:

					Unlimited
Fund	Expires in 2016	Expires in 2017	Expires in 2018	Expires in 2019	Short-Term	Long-Term	Remaining Capital Loss Carryforward
Guggenheim Russell Top 50® Mega Cap ETF	$(32,651,414)	$(51,313,952)	$(10,584,384)	$(3,619,667)	$(263,133)	$(4,099,373)	$(102,531,923)
Guggenheim S&P 500® Pure Value ETF	—	(2,158,232)	—	—	(11,245,644)	(8,851,720)	(22,255,596)
Guggenheim S&P 500® Pure Growth ETF	—	—	—	—	—	—	—
Guggenheim S&P MidCap 400® Pure Value ETF	—	(1,163,866)	—	—	(3,061,967)	(221,005)	(4,446,838)
Guggenheim S&P MidCap 400® Pure Growth ETF	—	—	—	—	(7,247,888)	—	(7,247,888)
Guggenheim S&P SmallCap 600® Pure Value ETF	—	(5,771,118)	(8,325,244)	—	(3,322,265)	(3,247,654)	(20,666,281)
Guggenheim S&P SmallCap 600® Pure Growth ETF	—	—	—	—	(104,981)	—	(104,981)

In order to present paid-in-capital, undistributed net investment income and accumulated net realized gain (loss) on investments on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to these accounts. These adjustments have no effect on the net assets or NAV. The most significant of these adjustments are for net capital gains (losses) resulting from in-kind redemptions, return of capital on investments, and the use of equalization accounting. For the year ended October 31, 2015, the adjustments for the Funds were as follows:

Fund	Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Guggenheim Russell Top 50® Mega Cap ETF	$48,134,045	$5,601	$(48,139,646)
Guggenheim S&P 500® Pure Value ETF	104,627,018	—	(104,627,018)
Guggenheim S&P 500® Pure Growth ETF	77,077,805	(875,134)	(76,202,671)
Guggenheim S&P MidCap 400® Pure Value ETF	12,640,589	—	(12,640,589)
Guggenheim S&P MidCap 400® Pure Growth ETF	45,260,200	(1)	(45,260,199)
Guggenheim S&P SmallCap 600® Pure Value ETF	15,056,918	—	(15,056,918)
Guggenheim S&P SmallCap 600® Pure Growth ETF	14,038,064	—	(14,038,064)

At October 31, 2015, the identified cost of investments in securities owned by each Fund for Federal income tax purposes and the gross unrealized appreciation and depreciation were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Guggenheim Russell Top 50® Mega Cap ETF	$420,691,918	$104,286,142	$(29,074,712)	$75,211,430
Guggenheim S&P 500® Pure Value ETF	868,267,975	65,106,955	(120,899,883)	(55,792,928)
Guggenheim S&P 500® Pure Growth ETF	2,133,677,421	360,540,105	(156,606,374)	203,933,731
Guggenheim S&P MidCap 400® Pure Value ETF	106,384,568	10,027,065	(12,280,654)	(2,253,589)
Guggenheim S&P MidCap 400® Pure Growth ETF	709,211,729	101,836,953	(41,150,176)	60,686,777
Guggenheim S&P SmallCap 600® Pure Value ETF	156,147,346	22,725,633	(28,699,529)	(5,973,896)
Guggenheim S&P SmallCap 600® Pure Growth ETF	229,977,860	17,763,352	(21,851,489)	(4,088,137)

GUGGENHEIM ETFs ANNUAL REPORT | 55

NOTES TO FINANCIAL STATEMENTS (continued)

7. Investment Transactions

For the year ended October 31, 2015, the Funds had investments transactions in-kind associated with subscriptions and redemptions as follows:

Fund	Subscriptions	Redemptions
Guggenheim Russell Top 50® Mega Cap ETF	$49,219,504	$170,372,322
Guggenheim S&P 500® Pure Value ETF	432,982,489	856,733,933
Guggenheim S&P 500® Pure Growth ETF	750,165,757	304,060,498
Guggenheim S&P MidCap 400® Pure Value ETF	42,817,352	53,393,997
Guggenheim S&P MidCap 400® Pure Growth ETF	205,998,048	203,303,929
Guggenheim S&P SmallCap 600® Pure Value ETF	50,199,609	58,847,892
Guggenheim S&P SmallCap 600® Pure Growth ETF	188,542,636	63,213,694

For the year ended October 31, 2015, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Guggenheim Russell Top 50® Mega Cap ETF	$41,680,931	$41,143,999
Guggenheim S&P 500® Pure Value ETF	547,901,815	546,943,424
Guggenheim S&P 500® Pure Growth ETF	1,276,111,602	1,278,124,680
Guggenheim S&P MidCap 400® Pure Value ETF	67,821,321	68,003,032
Guggenheim S&P MidCap 400® Pure Growth ETF	751,402,113	754,376,327
Guggenheim S&P SmallCap 600® Pure Value ETF	86,972,480	86,745,578
Guggenheim S&P SmallCap 600® Pure Growth ETF	94,455,764	97,891,598

8. Legal Proceedings

Lyondell Chemical Company

In December 2011, Rydex ETF Trust was named as a defendant in Weisfelner,as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust Action”).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adversary Proceeding No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust Action”), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer. A third related action against the former Lyondell shareholders, Weisfelner, as Trustee of the LB Creditor Trust v. Reichman, Adversary Proceeding No. 12-1570 (Bankr. S.D.N.Y.) (the “Reichman Action”), is pending as well.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Court held oral argument on the motions to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion.

On November 18, 2015, the Court granted the defendants’ motion to dismiss the Litigation Trust Action and denied their motion to dismiss the Creditor Trust and Reichman Actions. The Litigation Trust Action is now over, though the plaintiff may appeal the dismissal.. Discovery has commenced, and will continue, in the Creditor Trust and Reichman Actions.

56 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

This lawsuit does not allege any wrongdoing on the part of Rydex ETF Trust. The following series of Rydex ETF Trust received cash proceeds from the merger in the following amounts: Guggenheim S&P Midcap 400 Pure Value ETF Fund - $572,640. At this stage of the proceedings, Rydex ETF Trust is not able to make a reliable prediction as to the outcome of this lawsuit or the effect, if any, on the fund’s net asset value.

Tribune Company

Rydex ETF Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership of shares by certain series of the Rydex ETF Trust in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including Rydex ETF Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex ETF Trust has been named as a defendant in one of the SLCFC actions: Deutsche Bank Trust Co. Americas v. McGurn, No. 11-1510 (S.D.N.Y.). In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. The SLCFC appeals have been fully briefed, and oral argument in front of the U.S. Court of Appeals for the Second Circuit occurred on November 5, 2014. The Court has not yet issued a decision on the appeals.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

None of these lawsuits alleges any wrongdoing on the part of Rydex ETF Trust. The following series of Rydex ETF Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Guggenheim S&P 500 Pure Value ETF (the “Fund”). The value of the proceeds received by the foregoing Fund was $197,050. At this stage of the proceedings, Rydex ETF Trust is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

9. Subsequent Event

At a meeting held on October 14, 2015, the Adviser recommended and the Board of the Trust approved changing the Underlying Index for the Guggenheim Russell Top 50® Mega Cap ETF from the Russell Top 50® Mega Cap Index to the S&P 500® Top 50 Index. In connection with the change in the Fund’s Underlying Index, the Board also approved changing the Fund’s name to Guggenheim S&P 500® Top 50 ETF. The changes in index and Fund name are expected to become effective on January 26, 2016, or such other date as deemed appropriate by the officers of the Trust.

GUGGENHEIM ETFs ANNUAL REPORT | 57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rydex ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim Russell Top 50® Mega Cap ETF, Guggenheim S&P 500® Pure Value ETF, Guggenheim S&P 500® Pure Growth ETF, Guggenheim S&P MidCap 400® Pure Value ETF, Guggenheim S&P MidCap 400® Pure Growth ETF, Guggenheim S&P SmallCap 600® Pure Value ETF and Guggenheim S&P SmallCap 600® Pure Growth ETF (seven of the series constituting the Rydex ETF Trust) (the “Funds”) as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (seven of the series constituting the Rydex ETF Trust) at October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
December 23, 2015

58 | GUGGENHEIM ETFs ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

In January 2016, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2015.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	Dividend received deduction
Guggenheim Russell Top 50® Mega Cap ETF	100.00%
Guggenheim S&P 500® Pure Value ETF	95.93%
Guggenheim S&P 500® Pure Growth ETF	100.00%
Guggenheim S&P MidCap 400® Pure Value ETF	100.00%
Guggenheim S&P MidCap 400® Pure Growth ETF	100.00%
Guggenheim S&P SmallCap 600® Pure Value ETF	100.00%
Guggenheim S&P SmallCap 600® Pure Growth ETF	95.64%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified dividend income
Guggenheim Russell Top 50® Mega Cap ETF	100.00%
Guggenheim S&P 500® Pure Value ETF	100.00%
Guggenheim S&P 500® Pure Growth ETF	100.00%
Guggenheim S&P MidCap 400® Pure Value ETF	100.00%
Guggenheim S&P MidCap 400® Pure Growth ETF	100.00%
Guggenheim S&P SmallCap 600® Pure Value ETF	100.00%
Guggenheim S&P SmallCap 600® Pure Growth ETF	100.00%

With respect to the taxable year ended October 31, 2015, the Guggenheim S&P 500® Pure Growth ETF hereby designates as capital gain dividends $2,872,129 using proceeds from shareholder redemptions, or, if subsequently determined to be different, the net capital gain of such year.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

GUGGENHEIM ETFs ANNUAL REPORT | 59

OTHER INFORMATION (Unaudited)(continued)

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Continuation of the Investment Advisory Agreement

The Board, including the Independent Trustees, attended an in-person meeting held on May 18, 2015, called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and the Advisor applicable to each series of the Trust except for the S&P 500® Equal Weight Real Estate ETF (each, a “Fund” and, collectively, the “Funds”). The Board unanimously approved the continuation of the Investment Advisory Agreement for an additional one-year period based on the Board’s review of qualitative and quantitative information provided by the Advisor. The Board had previously considered information pertaining to the renewal of the Investment Advisory Agreement at an in-person meeting held on April 28, 2015 (together, with the May 18 meeting, the “Meetings”).

Prior to reaching the conclusion to approve the continuation of the Investment Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In addition, the Board received a memorandum from fund counsel regarding the responsibilities of the Board with respect to the approval of investment advisory agreements and participated in question and answer sessions with representatives of the Advisor. The Trustees also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s investment management personnel; (c) the Advisor’s operations and financial condition; (d) the Advisor’s brokerage practices (including any soft dollar arrangements) and the variety and complexity of its investment strategies; (e) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the existence of economies of scale and the absence of breakpoints in these fees and the Advisor’s rationale for not providing for breakpoints at this point in time; (f) each Fund’s overall fees and operating expenses compared with those of similar funds; (g) the level of the Advisor’s profitability from its Fund-related operations; (h) the Advisor’s compliance processes and systems; (i) the Advisor’s compliance policies and procedures; (j) the Advisor’s reputation, expertise and resources in the financial markets; and (k) Fund performance compared with that of similar funds and/or appropriate benchmarks. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees are reasonable in light of the services that it provides to the Funds; and (c) agreed to approve and continue the Investment Advisory Agreement based upon the following considerations, among others:

●

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies, brokerage practices, and the adequacy of its compliance systems and processes. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board also considered the Advisor’s representations to the Board that the Advisor would continue

60 | GUGGENHEIM ETFs ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the approval of the Investment Advisory Agreement would enable shareholders of the Funds to receive high quality services at a cost that was appropriate and reasonable.

●

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare reports to help the Board compare the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board also considered the Advisor’s representation that it found the peer groups compiled by FUSE to be appropriate. The statistical information related to the performance of each Fund included three month and one-, three-, and five-year performance for the Fund compared to that of its peers. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

●

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board noted that the Advisor had contractually agreed to pay all operating expenses of the Funds, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, and extraordinary expenses. The Board also analyzed the Funds’ expenses, including the investment advisory fees paid to the Advisor, and reviewed the FUSE reports. The Board also reviewed information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board considered information regarding the Advisor’s profit margin as reflected in the Advisor’s profitability analysis, as well as information provided by the Advisor concerning the methodology used to allocate various expenses among the individual Funds in determining the Advisor’s profitability. Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

●

Economies of Scale. The Board considered the absence of breakpoints in the Advisor’s fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds’ asset levels. The Board noted that the Investment Advisory Agreement did not provide for breakpoints in each Fund’s advisory fee rates as assets of a Fund increase. However, the Board further noted the Advisor’s assertion that future economies of scale had been taken into consideration by fixing relatively low advisory fees for the Funds, effectively sharing the benefits of lower fees with the Funds from inception. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

●

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be received by the Advisor and its affiliates as a result of their relationship with the Fund, including any soft dollar usage by the Advisor and any intangible benefits. In particular, the Board considered the nature, extent, quality, and cost of certain distribution services performed by the Advisor’s affiliate under the distribution agreement and the Distribution Plan pursuant to Rule 12b-1 of the 1940 Act. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliates’ commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement were reasonable, and that approval of the continuation of the Investment Advisory Agreement was in the best interests of the Funds and their shareholders.

GUGGENHEIM ETFs ANNUAL REPORT | 61

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	224

Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee and Member of the Audit Committee from 2003 to present; Member of the Governance and Nominating Committees from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee from 2003 to present; Chairman and Member of the Audit Committee from 2003 to present; Member of the Governance and Nominating Committees from 2005 to present; and Member of the Complinace and Risk Oversight Committee from 2010 to present.	Retired.	133	Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Vice Chairman of the Board of Trustees from 2014 to present; Trustee and Member of the Audit Committee from 2003 to present; Chairman of the Board from 2006 to 2014; Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	133	None.

62 | GUGGENHEIM ETFs ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Trustee and Member of the Audit, Governance and Nominating Committees from 2005 to present; Chairman and Member of the Compliance and Risk Oversight Committee from 2010 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit, Governance and Nominating Committees from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee and Member of the Audit Committee from 2003 to present; Chairman and Member of the Governance and Nominating Committees from 2005 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).

Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and CEO, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

GUGGENHEIM ETFs ANNUAL REPORT | 63

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); Chief Executive Officer & President, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2006-2011).

Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

64 | GUGGENHEIM ETFs ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

GUGGENHEIM ETFs ANNUAL REPORT | 65

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

66 | GUGGENHEIM ETFs ANNUAL REPORT

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10.31.2015

Guggenheim ETFs Annual Report

RSP	Guggenheim S&P 500® Equal Weight ETF

ETF3-ANN-1015x1016	guggenheiminvestments.com

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
FEES AND EXPENSES	5
MANAGER'S ANALYSIS	6
PORTFOLIO SUMMARY	7
SCHEDULE OF INVESTMENTS	8
STATEMENT OF ASSETS AND LIABILITIES	14
STATEMENT OF OPERATIONS	15
STATEMENTS OF CHANGES IN NET ASSETS	16
FINANCIAL HIGHLIGHTS	17
NOTES TO FINANCIAL STATEMENTS	18
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	24
OTHER INFORMATION	25
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	28
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	31

GUGGENHEIM ETFs ANNUAL REPORT | 1

October 31, 2015

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for Guggenheim S&P 500® Equal Weight Exchange-Traded Fund (“ETF”) for the 12-month period ended October 31, 2015.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview, which follows this letter, followed by the Manager’s Analysis for the ETF.

Sincerely,

Donald C. Cacciapaglia
President
November 30, 2015

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Guggenheim S&P 500® Equal Weight ETF may not be suitable for all investors. ● The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day. ● In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. ● Unlike many investment companies, the Fund is not actively “managed.” This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. ● Tracking error risk refers to the risk that the Adviser may not be able to cause the Fund’s performance to match or correlate to that of the Fund’s Underlying Index, either on a daily or aggregate basis. Tracking error risk may cause the Fund’s performance to be less than you expect. ● Shares may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained. ● The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

ECONOMIC AND MARKET OVERVIEW (Unaudited)	October 31, 2015

At the end of the period, the U.S. economic expansion was continuing to mature, but remained strong. Central banks’ aversion to any downturn should support the rebound in risk assets that began after the market correction in the third quarter.

The U.S. Federal Open Market Committee’s resolution to remain on hold at its September meeting, due to volatility emanating from China, confirmed that global macroeconomic issues and market volatility can play a significant role in determining when policy tightening finally commences. Any bad news or setback in the global economy is likely to be met with a policy decision that will be supportive for credit and equity markets.

In Europe, European Central Bank (ECB) President Mario Draghi hinted strongly that additional monetary policy easing is on the way, as inflation remains well below the ECB’s 2% target and the growth outlook remains uncertain. In Japan, the central bank revised down inflation and growth forecasts, and signaled a willingness to expand its quantitative easing program further.

In the U.S., a decision to raise rates will be data dependent. Given the October employment report, December liftoff appears likely, unless there is some catastrophic event before then. A December hike should be taken as a sign that the U.S. Federal Reserve is sufficiently comfortable with the strength of the economy and the near-term outlook, which should be good news for investors.

As for the fundamentals of the U.S. economy, the data look encouraging. Underlying real GDP growth was actually stronger than the 1.5% preliminary estimate for the third quarter would suggest. This is because the U.S. was due for an inventory correction, and declining inventory investment shaved 1.4 percentage points off the headline growth figure. Consumer spending, which accounts for about two-thirds of U.S. demand, rose by 3.2%, indicating that consumer spending is strong heading into the holiday shopping season. Robust equity returns in October—the largest monthly gains in four years—also bode well for Christmas sales.

It would be premature to pop the champagne just yet. Slowing emerging market growth continues to weigh upon economic growth around the world, particularly in Europe. Meanwhile, the measure of New York Stock Exchange market breadth has failed to make new highs, or at least return to old highs, which would confirm sustainability of the equity market rally occurring at period end. This is okay for the moment, because equities have yet to quite reach their old highs either—at period end, the market remained a stone’s throw away from its peak in May—but breadth often leads the market, and over the coming months investors should keep a close eye on it.

For the 12-month period ended October 31, 2015, the return of the Standard & Poor’s 500® Index* (“S&P 500”) was 5.20%. The Barclays U.S. Aggregate Bond Index* returned 1.96% for the period, while the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* returned 0.02%. The MSCI World Index* returned 1.77%, while the MSCI Emerging Markets Index* returned -14.53%.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

GUGGENHEIM ETFs ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	October 31, 2015

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P 500® Equal Weight Index is an unmanaged equal-weighted version of the S&P 500® Index, which measures the performance of the large-capitalization sector of the U.S. equity market and includes 500 widely held common stocks chosen for market size, liquidity and industry group representation. The S&P 500 Equal Weight Index has the same constituents as the unmanaged capitalization-weighted S&P 500 Index, but each company in the equal-weighted index is allocated a fixed weight, and is rebalanced quarterly.

4 | GUGGENHEIM ETFs ANNUAL REPORT

FEES AND EXPENSES (Unaudited)

Shareholder Expense Example

As a shareholder of the Rydex ETF Trust, you incur transaction costs such as creation and redemption fees or brokerage charges, and ongoing costs including advisory fees, trustee fees and, if applicable, distribution fees. All other Trust expenses are paid by the advisor. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example in the table is based on an investment of $1,000 invested on April 30, 2015 and held for the six months ended October 31, 2015.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Expense Ratio[1]	Fund Return	Beginning Account Value 04/30/15	Ending Account Value 10/31/15	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim S&P 500® Equal Weight ETF	0.40%	(2.46%)	$ 1,000.00	$ 975.40	$ 1.99

Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim S&P 500® Equal Weight ETF	0.40%	5.00%	1,000.00	1,023.19	2.04

[1]	Annualized.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period April 30, 2015 to October 31, 2015.

GUGGENHEIM ETFs ANNUAL REPORT | 5

MANAGER'S ANALYSIS (Unaudited)	October 31, 2015

GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

Guggenheim S&P 500® Equal Weight ETF (RSP) returned 2.49% for the one-year period ended October 31, 2015, compared with the benchmark S&P 500® Equal Weight Index, which returned 2.85%. The cap-weighted S&P 500 Index returned 5.20%. During the period, RSP achieved over 99% correlation to its benchmark on a daily basis.

The Consumer Discretionary, Health Care, and Information Technology sectors contributed the most to the Fund’s performance. The Energy, Industrials, and Telecommunications Services sectors detracted the most.

Top contributors to the Fund’s return included Netflix, Inc., Amazon.com, Inc., and Cablevision Systems Corp.—Class A. The top detractors were Consol Energy, Inc., Chesapeake Energy Corp., and Genworth Financial, Inc.—Class A.

Cumulative Fund Performance: October 31, 2005 – October 31, 2015

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015
	One Year	Three Year	Five Year	10 Year
Guggenheim S&P 500® Equal Weight ETF	2.49%	16.81%	14.13%	8.70%
S&P 500 Equal Weight Index	2.85%	17.27%	14.62%	9.30%
S&P 500 Index	5.20%	16.20%	14.33%	7.85%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

6 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2015

GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

Holdings Diversification (Market Exposure as % of Net Assets)

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
SanDisk Corp.	0.3%
KLA-Tencor Corp.	0.3%
EI du Pont de Nemours & Co.	0.3%
Molson Coors Brewing Co. — Class B	0.2%
NVIDIA Corp.	0.2%
TripAdvisor, Inc.	0.2%
Juniper Networks, Inc.	0.2%
Marathon Oil Corp.	0.2%
Microsoft Corp.	0.2%
Southwest Airlines Co.	0.2%
Top Ten Total	2.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

GUGGENHEIM ETFs ANNUAL REPORT | 7

SCHEDULE OF INVESTMENTS	October 31, 2015
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Shares	Value

COMMON STOCKS† - 99.8%

Consumer, Non-cyclical - 19.5%
Molson Coors Brewing Co. — Class B	271,193	$23,892,103
Dr Pepper Snapple Group, Inc.	246,021	21,986,897
DENTSPLY International, Inc.	357,647	21,762,820
Kimberly-Clark Corp.	180,762	21,639,019
Altria Group, Inc.	357,673	21,628,486
Reynolds American, Inc.	445,851	21,543,520
Edwards Lifesciences Corp.*	135,178	21,243,223
Total System Services, Inc.	403,127	21,144,010
Henry Schein, Inc.*	139,064	21,097,399
Procter & Gamble Co.	274,844	20,992,585
PepsiCo, Inc.	205,262	20,975,724
Bristol-Myers Squibb Co.	317,578	20,944,268
Philip Morris International, Inc.	236,652	20,920,037
Automatic Data Processing, Inc.	240,141	20,889,865
Coca-Cola Co.	493,234	20,888,460
Clorox Co.	171,240	20,881,006
Avery Dennison Corp.	320,342	20,812,620
Brown-Forman Corp. — Class B	195,631	20,772,099
Hormel Foods Corp.	304,739	20,585,120
Equifax, Inc.	191,912	20,452,062
Johnson & Johnson	202,365	20,444,936
Cintas Corp.	219,297	20,414,358
Mead Johnson Nutrition Co. — Class A	248,683	20,392,006
MasterCard, Inc. — Class A	205,887	20,380,754
Boston Scientific Corp.*	1,113,507	20,354,908
Mondelez International, Inc. — Class A	440,692	20,342,342
United Rentals, Inc.*	270,757	20,268,869
Danaher Corp.	216,577	20,208,800
PayPal Holdings, Inc.*	560,445	20,181,624
Colgate-Palmolive Co.	303,723	20,152,021
Archer-Daniels-Midland Co.	439,151	20,051,635
Constellation Brands, Inc. — Class A	147,612	19,898,098
Medtronic plc	269,048	19,888,028
Kraft Heinz Co.	254,939	19,877,594
Kellogg Co.	280,782	19,800,747
Estee Lauder Companies, Inc. — Class A	246,089	19,800,321
Western Union Co.	1,027,068	19,771,059
Merck & Company, Inc.	361,033	19,734,064
Becton Dickinson and Co.	138,324	19,713,936
Coca-Cola Enterprises, Inc.	383,636	19,695,872
Regeneron Pharmaceuticals, Inc.*	35,262	19,654,685
Allergan plc*	63,714	19,653,858
Zimmer Biomet Holdings, Inc.	187,673	19,624,966
ADT Corp.	593,412	19,606,332
McCormick & Company, Inc.	232,624	19,535,764
Baxter International, Inc.	522,142	19,522,889
Patterson Companies, Inc.	411,248	19,493,155
Laboratory Corporation of America Holdings*	158,690	19,477,610
Quest Diagnostics, Inc.	286,585	19,473,451
DaVita HealthCare Partners, Inc.*	250,758	19,436,253
Sysco Corp.	470,812	19,420,995
Amgen, Inc.	122,739	19,414,855
Abbott Laboratories	433,219	19,408,211
H&R Block, Inc.	520,356	19,388,465
General Mills, Inc.	333,076	19,355,046
Campbell Soup Co.	380,742	19,337,886
Monster Beverage Corp.*	141,659	19,310,955
Pfizer, Inc.	570,432	19,292,010
Alexion Pharmaceuticals, Inc.*	109,390	19,252,640
Tyson Foods, Inc. — Class A	433,665	19,237,379
Express Scripts Holding Co.*	222,583	19,226,720
Robert Half International, Inc.	364,972	19,219,426
Kroger Co.	504,394	19,066,093
JM Smucker Co.	161,988	19,015,771
AbbVie, Inc.	316,855	18,868,715
Eli Lilly & Co.	229,901	18,753,025
UnitedHealth Group, Inc.	158,459	18,663,301
Varian Medical Systems, Inc.*	237,294	18,634,698
Celgene Corp.*	151,722	18,617,807
Gilead Sciences, Inc.	171,549	18,549,593
McGraw Hill Financial, Inc.	198,863	18,422,668
Aetna, Inc.	159,529	18,310,739
ConAgra Foods, Inc.	451,381	18,303,500
Hershey Co.	206,206	18,288,410
Cardinal Health, Inc.	221,233	18,185,353
CR Bard, Inc.	97,572	18,182,542
Intuitive Surgical, Inc.*	36,508	18,129,873
Baxalta, Inc.	525,268	18,100,735
Cigna Corp.	134,701	18,055,322
Stryker Corp.	188,751	18,048,371
Zoetis, Inc.	417,923	17,974,868
Humana, Inc.	100,376	17,930,165
Moody’s Corp.	185,162	17,805,178
Anthem, Inc.	127,847	17,789,910
Vertex Pharmaceuticals, Inc.*	140,287	17,499,400
Whole Foods Market, Inc.	582,187	17,442,323
AmerisourceBergen Corp. — Class A	180,236	17,394,576
Biogen, Inc.*	59,623	17,321,078
Universal Health Services, Inc. — Class B	141,193	17,238,253
St. Jude Medical, Inc.	269,468	17,194,753
Mylan N.V.*	386,466	17,039,286
McKesson Corp.	95,140	17,011,032
Perrigo Company plc	104,672	16,510,961
Verisk Analytics, Inc. — Class A*	222,437	15,928,714
Keurig Green Mountain, Inc.	308,753	15,669,215
Quanta Services, Inc.*	770,708	15,498,938
HCA Holdings, Inc.*	222,073	15,276,402
Endo International plc*	251,419	15,082,626
Mallinckrodt plc*	229,070	15,043,027
Tenet Healthcare Corp.*	401,323	12,589,503
Total Consumer, Non-cyclical		1,917,203,570

Financial - 17.6%
Alliance Data Systems Corp.*	74,147	22,044,646
Kimco Realty Corp.	817,742	21,890,953

8 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Shares	Value

General Growth Properties, Inc.	753,784	$21,822,047
BlackRock, Inc. — Class A	61,996	21,820,733
Prologis, Inc.	505,162	21,585,572
American Tower Corp. — Class A	210,709	21,540,781
Macerich Co.	253,461	21,478,285
CBRE Group, Inc. — Class A*	573,889	21,394,582
Public Storage	93,010	21,342,075
Travelers Companies, Inc.	189,042	21,340,951
Vornado Realty Trust	211,610	21,277,386
SL Green Realty Corp.	179,023	21,235,709
Cincinnati Financial Corp.	352,012	21,201,682
ACE Ltd.	186,467	21,171,463
Simon Property Group, Inc.	104,982	21,149,674
Nasdaq, Inc.	363,442	21,039,657
Boston Properties, Inc.	165,044	20,770,787
Realty Income Corp.	417,218	20,635,602
Visa, Inc. — Class A	265,806	20,621,229
Aflac, Inc.	323,470	20,621,212
Progressive Corp.	622,207	20,613,718
Equity Residential	265,278	20,511,295
Crown Castle International Corp.	239,177	20,440,066
Plum Creek Timber Company, Inc.	501,653	20,437,343
Apartment Investment & Management Co. — Class A	520,402	20,394,554
American International Group, Inc.	322,434	20,332,688
Iron Mountain, Inc.	662,647	20,303,504
Weyerhaeuser Co.	688,355	20,189,452
Lincoln National Corp.	376,617	20,152,776
Chubb Corp.	155,580	20,124,273
Discover Financial Services	357,470	20,096,963
Intercontinental Exchange, Inc.	79,614	20,094,574
T. Rowe Price Group, Inc.	264,868	20,029,318
Allstate Corp.	323,452	20,015,210
Assurant, Inc.	244,846	19,962,294
Navient Corp.	1,510,211	19,919,683
Unum Group	573,519	19,872,433
AvalonBay Communities, Inc.	113,465	19,837,086
Bank of New York Mellon Corp.	475,390	19,799,993
Hudson City Bancorp, Inc.	1,955,054	19,785,146
E*TRADE Financial Corp.*	693,699	19,777,359
Ameriprise Financial, Inc.	171,398	19,772,473
SunTrust Banks, Inc.	475,984	19,762,856
Legg Mason, Inc.	441,415	19,753,321
Bank of America Corp.	1,172,479	19,674,197
Prudential Financial, Inc.	238,087	19,642,178
Capital One Financial Corp.	248,588	19,613,593
Principal Financial Group, Inc.	390,345	19,579,705
Citigroup, Inc.	368,024	19,567,836
MetLife, Inc.	387,515	19,523,006
Berkshire Hathaway, Inc. — Class B*	143,175	19,474,664
Franklin Resources, Inc.	477,034	19,443,906
Welltower, Inc.	299,413	19,422,921
Comerica, Inc.	447,208	19,408,827
HCP, Inc.	521,106	19,385,143
Marsh & McLennan Companies, Inc.	347,696	19,380,575
People’s United Financial, Inc.	1,214,167	19,365,964
XL Group plc — Class A	508,440	19,361,395
Wells Fargo & Co.	357,415	19,350,448
Essex Property Trust, Inc.	87,658	19,323,330
U.S. Bancorp	458,025	19,319,495
JPMorgan Chase & Co.	300,621	19,314,899
Equinix, Inc.	64,938	19,265,806
Affiliated Managers Group, Inc.*	106,832	19,257,536
Aon plc	205,945	19,216,728
Ventas, Inc.	357,121	19,184,540
BB&T Corp.	516,069	19,171,963
Zions Bancorporation	663,596	19,091,657
Huntington Bancshares, Inc.	1,739,770	19,085,277
Goldman Sachs Group, Inc.	101,511	19,033,313
Invesco Ltd.	571,941	18,971,283
Hartford Financial Services Group, Inc.	409,326	18,935,421
Torchmark Corp.	326,407	18,934,870
Northern Trust Corp.	268,550	18,903,235
Loews Corp.	517,937	18,883,983
Charles Schwab Corp.	616,814	18,825,163
CME Group, Inc. — Class A	199,061	18,805,293
PNC Financial Services Group, Inc.	208,164	18,788,883
M&T Bank Corp.	155,373	18,621,454
Regions Financial Corp.	1,977,539	18,489,990
Host Hotels & Resorts, Inc.	1,060,100	18,371,533
American Express Co.	249,098	18,248,919
Morgan Stanley	552,810	18,226,146
State Street Corp.	262,959	18,144,171
Fifth Third Bancorp	951,277	18,121,827
KeyCorp	1,391,994	17,288,565
Genworth Financial, Inc. — Class A*	3,686,709	17,253,798
Total Financial		1,725,236,840

Consumer, Cyclical - 14.4%
Southwest Airlines Co.	488,052	22,591,927
NIKE, Inc. — Class B	168,214	22,041,080
General Motors Co.	623,732	21,774,484
McDonald’s Corp.	193,090	21,674,353
Advance Auto Parts, Inc.	107,575	21,346,107
O’Reilly Automotive, Inc.*	76,515	21,138,034
Harman International Industries, Inc.	192,096	21,122,876
Johnson Controls, Inc.	466,847	21,092,148
Costco Wholesale Corp.	133,355	21,086,093
Goodyear Tire & Rubber Co.	635,785	20,879,179
Starbucks Corp.	332,735	20,819,229
American Airlines Group, Inc.	446,215	20,624,057
Delphi Automotive plc	246,154	20,477,551
Genuine Parts Co.	225,429	20,459,936
Mattel, Inc.	832,100	20,453,018
Signet Jewelers Ltd.	135,081	20,389,126
Starwood Hotels & Resorts Worldwide, Inc.	255,190	20,382,024
Delta Air Lines, Inc.	400,892	20,381,349

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Shares	Value

Ford Motor Co.	1,371,714	$20,315,084
AutoZone, Inc.*	25,842	20,270,723
GameStop Corp. — Class A	439,647	20,254,537
AutoNation, Inc.*	320,338	20,242,158
Lowe’s Companies, Inc.	274,038	20,232,226
Home Depot, Inc.	162,916	20,142,934
Hanesbrands, Inc.	627,508	20,042,605
United Continental Holdings, Inc.*	330,951	19,959,655
Coach, Inc.	638,772	19,929,687
Royal Caribbean Cruises Ltd.	202,560	19,921,776
Carnival Corp.	366,075	19,797,336
Marriott International, Inc. — Class A	257,579	19,776,916
Tractor Supply Co.	213,817	19,754,553
L Brands, Inc.	203,740	19,554,965
Wynn Resorts Ltd.	277,659	19,422,247
Wyndham Worldwide Corp.	238,310	19,386,519
Tiffany & Co.	234,762	19,353,779
Leggett & Platt, Inc.	426,803	19,218,939
TJX Companies, Inc.	261,963	19,173,072
Fastenal Co.	486,320	19,044,291
Ross Stores, Inc.	375,720	19,003,918
Ralph Lauren Corp. — Class A	171,401	18,986,089
Hasbro, Inc.	245,048	18,827,038
Newell Rubbermaid, Inc.	442,143	18,760,127
BorgWarner, Inc.	435,559	18,650,636
Target Corp.	241,490	18,638,198
Dollar Tree, Inc.*	282,965	18,531,378
Under Armour, Inc. — Class A*	194,744	18,516,260
Whirlpool Corp.	115,328	18,468,626
CarMax, Inc.*	312,298	18,428,705
CVS Health Corp.	185,244	18,298,403
Bed Bath & Beyond, Inc.*	305,790	18,234,258
Dollar General Corp.	267,274	18,113,159
Lennar Corp. — Class A	360,065	18,028,454
VF Corp.	264,820	17,880,646
WW Grainger, Inc.	84,733	17,793,930
Mohawk Industries, Inc.*	91,005	17,791,478
Urban Outfitters, Inc.*	620,425	17,744,155
DR Horton, Inc.	600,212	17,670,241
Staples, Inc.	1,356,814	17,625,014
Walgreens Boots Alliance, Inc.	208,068	17,619,198
Fossil Group, Inc.*	320,094	17,416,315
Best Buy Company, Inc.	494,863	17,335,051
PACCAR, Inc.	327,212	17,227,712
Kohl’s Corp.	370,610	17,092,533
Harley-Davidson, Inc.	343,334	16,977,866
Nordstrom, Inc.	255,544	16,664,024
Wal-Mart Stores, Inc.	290,889	16,650,486
Darden Restaurants, Inc.	267,780	16,572,904
Chipotle Mexican Grill, Inc. — Class A*	25,788	16,510,251
Macy’s, Inc.	323,175	16,475,462
Michael Kors Holdings Ltd.*	425,965	16,459,288
PulteGroup, Inc.	897,829	16,457,206
Yum! Brands, Inc.	230,947	16,376,452
The Gap, Inc.	581,495	15,828,294
PVH Corp.	164,930	15,000,384
Total Consumer, Cyclical		1,407,180,712

Industrial - 12.7%
L-3 Communications Holdings, Inc.	178,083	22,509,691
Roper Technologies, Inc.	118,789	22,136,330
General Electric Co.	753,770	21,799,028
Xylem, Inc.	578,841	21,075,600
Northrop Grumman Corp.	111,615	20,955,717
3M Co.	133,114	20,926,852
Raytheon Co.	176,542	20,726,031
Illinois Tool Works, Inc.	224,996	20,686,132
Boeing Co.	139,649	20,677,827
Flowserve Corp.	440,385	20,416,249
Republic Services, Inc. — Class A	464,857	20,332,845
Ingersoll-Rand plc	341,883	20,259,987
PerkinElmer, Inc.	392,301	20,258,424
Owens-Illinois, Inc.*	938,839	20,231,980
Waste Management, Inc.	376,167	20,222,738
Allegion plc	310,210	20,216,386
Masco Corp.	693,837	20,121,273
Harris Corp.	253,841	20,086,438
United Technologies Corp.	203,667	20,042,869
Thermo Fisher Scientific, Inc.	153,009	20,010,517
Dover Corp.	310,528	20,007,319
Lockheed Martin Corp.	90,958	19,995,297
Stanley Black & Decker, Inc.	188,306	19,956,670
TE Connectivity Ltd.	309,500	19,944,180
United Parcel Service, Inc. — Class B	193,537	19,938,181
Fluor Corp.	415,666	19,872,991
Corning, Inc.	1,064,277	19,795,552
Amphenol Corp. — Class A	364,827	19,780,920
Snap-on, Inc.	119,144	19,764,798
Agilent Technologies, Inc.	522,975	19,747,536
General Dynamics Corp.	132,551	19,694,428
Textron, Inc.	464,245	19,577,212
Union Pacific Corp.	218,370	19,511,359
Honeywell International, Inc.	188,792	19,498,438
FedEx Corp.	124,470	19,423,544
Rockwell Automation, Inc.	177,561	19,382,559
AMETEK, Inc.	353,384	19,372,511
Ball Corp.	282,324	19,339,194
Pentair plc	345,630	19,327,630
Waters Corp.*	150,955	19,292,049
Emerson Electric Co.	408,425	19,289,913
Rockwell Collins, Inc.	222,281	19,276,208
Expeditors International of Washington, Inc.	383,602	19,099,544
Tyco International plc	522,971	19,057,063
Norfolk Southern Corp.	237,523	19,008,966
CH Robinson Worldwide, Inc.	273,861	19,000,476
Caterpillar, Inc.	258,908	18,897,695
Precision Castparts Corp.	81,854	18,892,722

10 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Shares	Value

Eaton Corporation plc	337,484	$18,868,730
Jacobs Engineering Group, Inc.*	467,943	18,783,232
J.B. Hunt Transport Services, Inc.	245,656	18,760,749
Garmin Ltd.	523,963	18,584,968
Parker-Hannifin Corp.	176,991	18,530,958
Deere & Co.	237,280	18,507,840
Vulcan Materials Co.	189,737	18,324,799
Sealed Air Corp.	367,781	18,065,402
CSX Corp.	659,820	17,808,542
FLIR Systems, Inc.	661,965	17,654,607
WestRock Co.	320,122	17,209,759
Martin Marietta Materials, Inc.	109,692	17,018,714
Kansas City Southern	203,200	16,816,832
Ryder System, Inc.	229,660	16,484,995
Stericycle, Inc.*	134,322	16,302,661
Cummins, Inc.	156,080	16,155,841
Total Industrial		1,243,316,498

Technology - 9.8%
SanDisk Corp.	342,148	26,345,396
KLA-Tencor Corp.	367,252	24,649,954
NVIDIA Corp.	830,440	23,559,582
Microsoft Corp.	432,552	22,769,538
Activision Blizzard, Inc.	645,211	22,427,534
Texas Instruments, Inc.	395,342	22,423,798
Autodesk, Inc.*	406,158	22,415,860
Citrix Systems, Inc.*	266,912	21,913,475
Intel Corp.	638,157	21,607,996
Xilinx, Inc.	448,506	21,357,856
Paychex, Inc.	411,436	21,221,869
Red Hat, Inc.*	266,634	21,093,416
Fiserv, Inc.*	218,531	21,090,427
Adobe Systems, Inc.*	237,484	21,055,331
salesforce.com, Inc.*	268,492	20,864,513
Accenture plc — Class A	193,210	20,712,111
Microchip Technology, Inc.	428,489	20,691,734
Linear Technology Corp.	463,535	20,590,224
Intuit, Inc.	210,570	20,515,835
QUALCOMM, Inc.	344,021	20,441,728
Cognizant Technology Solutions Corp. — Class A*	299,523	20,400,512
Dun & Bradstreet Corp.	179,109	20,395,142
Applied Materials, Inc.	1,213,206	20,345,465
NetApp, Inc.	595,528	20,247,952
Computer Sciences Corp.	302,389	20,136,084
Analog Devices, Inc.	333,722	20,063,367
Lam Research Corp.	261,804	20,051,568
EMC Corp.	764,480	20,044,666
Cerner Corp.*	300,809	19,940,629
Fidelity National Information Services, Inc.	270,187	19,702,036
Apple, Inc.	164,655	19,676,272
Electronic Arts, Inc.*	272,965	19,672,588
Altera Corp.	372,038	19,550,597
Oracle Corp.	495,916	19,261,378
Pitney Bowes, Inc.	920,562	19,009,605
CA, Inc.	678,465	18,800,265
HP, Inc.	692,631	18,673,332
Micron Technology, Inc.*	1,119,204	18,534,018
Broadcom Corp. — Class A	354,307	18,211,380
International Business Machines Corp.	127,601	17,874,348
Teradata Corp.*	635,479	17,863,315
Avago Technologies Ltd.	143,480	17,666,692
Xerox Corp.	1,803,160	16,931,672
Skyworks Solutions, Inc.	213,318	16,476,682
Western Digital Corp.	233,526	15,604,207
Qorvo, Inc.*	351,303	15,432,741
Akamai Technologies, Inc.*	251,875	15,319,038
Seagate Technology plc	384,264	14,625,088
Total Technology		958,258,816

Energy - 8.1%
Marathon Oil Corp.	1,245,933	22,900,249
Chevron Corp.	248,110	22,548,237
Newfield Exploration Co.*	551,019	22,145,453
Apache Corp.	467,735	22,044,350
First Solar, Inc.*	385,482	21,999,458
Pioneer Natural Resources Co.	158,877	21,788,391
Noble Energy, Inc.	602,834	21,605,571
Helmerich & Payne, Inc.	380,994	21,438,533
Exxon Mobil Corp.	258,714	21,405,996
ConocoPhillips	397,050	21,182,618
Tesoro Corp.	196,792	21,042,969
Occidental Petroleum Corp.	281,099	20,953,119
Cimarex Energy Co.	177,420	20,946,205
EOG Resources, Inc.	243,753	20,926,195
Transocean Ltd.	1,320,569	20,904,607
Phillips 66	233,358	20,780,530
Marathon Petroleum Corp.	392,873	20,350,821
Devon Energy Corp.	484,100	20,298,313
Ensco plc — Class A	1,214,615	20,199,047
Hess Corp.	358,178	20,133,185
Murphy Oil Corp.	702,072	19,959,907
Schlumberger Ltd.	255,172	19,944,244
Cameron International Corp.*	291,777	19,843,754
Valero Energy Corp.	298,977	19,708,564
Spectra Energy Corp.	689,335	19,694,301
FMC Technologies, Inc.*	577,863	19,549,105
Halliburton Co.	505,505	19,401,282
Anadarko Petroleum Corp.	286,429	19,156,372
Baker Hughes, Inc.	354,261	18,662,469
National Oilwell Varco, Inc.	486,673	18,318,372
ONEOK, Inc.	534,432	18,127,933
Chesapeake Energy Corp.	2,483,712	17,708,867
Cabot Oil & Gas Corp. — Class A	812,206	17,632,992
Williams Companies, Inc.	437,672	17,261,784
Equities Corp.	259,064	17,116,358
Kinder Morgan, Inc.	624,726	17,086,256
Diamond Offshore Drilling, Inc.	855,137	17,000,124

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	October 31, 2015
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Shares	Value

Columbia Pipeline Group, Inc.	800,198	$16,620,112
Range Resources Corp.	515,424	15,689,507
Southwestern Energy Co.*	1,220,140	13,470,346
CONSOL Energy, Inc.	1,500,375	9,992,498
Total Energy		797,538,994

Communications - 7.4%
TripAdvisor, Inc.*	281,022	23,544,022
Juniper Networks, Inc.	744,516	23,370,357
Amazon.com, Inc.*	35,518	22,230,716
Cablevision Systems Corp. — Class A	676,642	22,051,763
Expedia, Inc.	161,305	21,985,872
TEGNA, Inc.	811,592	21,945,448
Interpublic Group of Companies, Inc.	956,635	21,935,640
VeriSign, Inc.*	271,960	21,919,976
Yahoo!, Inc.*	598,276	21,310,592
Scripps Networks Interactive, Inc. — Class A	353,732	21,252,218
Level 3 Communications, Inc.*	416,309	21,210,944
Priceline Group, Inc.*	14,573	21,192,640
Viacom, Inc. — Class B	424,638	20,938,899
Netflix, Inc.*	192,867	20,902,925
Cisco Systems, Inc.	722,754	20,851,453
Facebook, Inc. — Class A*	204,342	20,836,754
Omnicom Group, Inc.	277,967	20,825,288
Walt Disney Co.	179,994	20,472,518
Time Warner, Inc.	268,602	20,236,475
CenturyLink, Inc.	715,569	20,186,201
eBay, Inc.*	714,604	19,937,452
CBS Corp. — Class B	428,035	19,912,188
Motorola Solutions, Inc.	280,431	19,621,757
Nielsen Holdings plc	409,947	19,476,582
Symantec Corp.	940,742	19,379,285
Verizon Communications, Inc.	411,256	19,279,681
AT&T, Inc.	574,784	19,261,012
Time Warner Cable, Inc.	100,325	19,001,555
News Corp. — Class A	1,184,414	18,239,976
Comcast Corp. — Class A	290,358	18,182,218
Frontier Communications Corp.	3,535,549	18,172,722
F5 Networks, Inc.*	159,148	17,538,110
Twenty-First Century Fox, Inc. — Class A	555,552	17,049,891
Discovery Communications, Inc. — Class C*	461,246	12,693,490
Alphabet, Inc. — Class A*	14,665	10,813,824
Alphabet, Inc. — Class C*	14,705	10,452,461
Discovery Communications, Inc. — Class A*	263,495	7,757,293
Twenty-First Century Fox, Inc. — Class B	152,783	4,717,939
News Corp. — Class B	254,728	3,943,189
Comcast Corp. — Class A	42,486	2,664,297
Total Communications		727,295,623

Utilities - 5.9%
PPL Corp.	633,905	21,806,332
Pepco Holdings, Inc.	815,866	21,726,512
NiSource, Inc.	1,132,251	21,693,929
SCANA Corp.	364,867	21,607,424
Sempra Energy	208,221	21,323,913
Ameren Corp.	484,507	21,163,266
Eversource Energy	408,069	20,787,035
CMS Energy Corp.	575,690	20,765,138
PG&E Corp.	388,261	20,733,137
Entergy Corp.	300,047	20,451,204
WEC Energy Group, Inc.	392,838	20,254,727
Xcel Energy, Inc.	567,194	20,209,122
DTE Energy Co.	247,687	20,208,782
NextEra Energy, Inc.	196,214	20,143,329
Pinnacle West Capital Corp.	314,565	19,978,023
Southern Co.	440,367	19,860,552
Dominion Resources, Inc.	277,580	19,827,539
Consolidated Edison, Inc.	301,473	19,821,850
American Electric Power Company, Inc.	349,721	19,811,695
Public Service Enterprise Group, Inc.	478,317	19,749,709
CenterPoint Energy, Inc.	1,063,119	19,720,857
Duke Energy Corp.	275,207	19,669,044
Edison International	324,710	19,651,449
AGL Resources, Inc.	308,397	19,274,813
FirstEnergy Corp.	614,784	19,181,261
TECO Energy, Inc.	704,720	19,027,440
AES Corp.	1,689,602	18,501,142
Exelon Corp.	633,186	17,678,553
NRG Energy, Inc.	1,019,210	13,137,617
Total Utilities		577,765,394

Basic Materials - 4.2%
EI du Pont de Nemours & Co.	388,185	24,610,930
Newmont Mining Corp.	1,157,803	22,530,846
Dow Chemical Co.	429,549	22,194,797
LyondellBasell Industries N.V. — Class A	224,467	20,855,229
Ecolab, Inc.	170,996	20,579,369
International Flavors & Fragrances, Inc.	175,566	20,376,190
PPG Industries, Inc.	194,424	20,270,646
Praxair, Inc.	179,486	19,939,100
Sherwin-Williams Co.	73,566	19,629,616
Eastman Chemical Co.	269,114	19,421,957
Freeport-McMoRan, Inc.	1,649,220	19,411,319
International Paper Co.	451,588	19,278,292
Airgas, Inc.	199,381	19,172,477
Air Products & Chemicals, Inc.	137,844	19,157,559
Monsanto Co.	203,318	18,953,303
Nucor Corp.	446,467	18,885,554
Sigma-Aldrich Corp.	134,634	18,811,062
FMC Corp.	452,021	18,401,775
Alcoa, Inc.	1,948,670	17,401,623
CF Industries Holdings, Inc.	336,528	17,085,527
Mosaic Co.	480,473	16,235,183
Total Basic Materials		413,202,354

12 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2015
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Shares	Value

Diversified - 0.2%
Leucadia National Corp.	903,252	$18,074,073

Total Common Stocks
(Cost $9,048,375,770)		9,785,072,874

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash Reserve Fund 0.00%[1]	8,724,763	8,724,763
Total Short Term Investments
(Cost $8,724,763)		8,724,763

Total Investments - 99.9%
(Cost $9,057,100,533)		$9,793,797,637
Other Assets & Liabilities, net - 0.1%		5,744,201
Total Net Assets - 100.0%		$9,799,541,838

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of October 31, 2015.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's net assets at October 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$9,785,072,874	$—	$—	$9,785,072,874
Short Term Investments	8,724,763	—	—	8,724,763
Total	$9,793,797,637	$—	$—	$9,793,797,637

For the year ended October 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 13

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2015

Guggenheim S&P 500® Equal Weight ETF
Assets:
Investments, at value*	$9,793,797,637
Receivables:
Fund shares sold	21,074
Dividends and interest	8,944,082
Total assets	9,802,762,793

Liabilities:
Payable for:
Due to custodian	89
Management fees	3,220,866
Total liabilities	3,220,955
Commitments and contingent liabilities (Note 8)	—
Net Assets	$9,799,541,838

Net Assets consist of:
Paid-in capital	$9,549,924,260
Undistributed net investment income	—
Accumulated net realized loss on investments	(487,079,526)
Net unrealized appreciation on investments	736,697,104
Net Assets	$9,799,541,838
Shares outstanding (unlimited shares authorized), no par value	124,508,863
Net asset value, offering price and repurchase price per share	$78.71
*Total cost of investments	$9,057,100,533

14 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2015

Guggenheim S&P 500® Equal Weight ETF
Investment Income:
Dividends, net of foreign taxes withheld*	$199,765,248
Income from securities lending	3,488,004
Interest	95
Total investment income	203,253,347

Expenses:
Management fees	42,056,662
Total expenses	42,056,662
Net investment income	161,196,685

Net Realized and Unrealized Gain(Loss):
Net realized gain (loss) on:
Investments	25,496,282
In-kind redemptions	790,011,282
Net realized gain	815,507,564
Net change in unrealized appreciation (depreciation) on:
Investments	(816,243,971)
Net realized and unrealized loss	(736,407)
Net increase in net assets resulting from operations	$160,460,278
* Foreign taxes withheld	$56,010

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 15

STATEMENTS OF CHANGES IN NET ASSETS

	Guggenheim S&P 500® Equal Weight ETF
	Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$161,196,685	$109,088,349
Net realized gain on investments	815,507,564	310,206,875
Net change in unrealized appreciation (depreciation) on investments	(816,243,971)	663,737,970
Net increase in net assets resulting from operations	160,460,278	1,083,033,194

Distributions to shareholders from:
Net investment income	(171,350,548)	(109,511,409)

Shareholder transactions:
Proceeds from shares purchased	3,306,916,862	3,153,662,668
Cost of shares redeemed	(2,472,681,822)	(814,758,926)
Net increase in net assets resulting from share transactions	834,235,040	2,338,903,742
Net increase in net assets	823,344,770	3,312,425,527

Net Assets:
Beginning of year	8,976,197,068	5,663,771,541
End of year	$9,799,541,838	$8,976,197,068
Undistributed net investment income at end of year	$—	$468,285

Changes in shares outstanding:
Shares sold	41,400,000	42,950,000
Shares redeemed	(31,850,000)	(11,350,000)
Net increase in shares	9,550,000	31,600,000

16 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Data:
Net asset value, beginning of period	$78.08	$67.94	$51.76	$46.77	$43.87
Income from investment operations:
Net investment income (loss)[a]	1.22	1.09	0.99	0.80	0.69
Net gain (loss) on investments (realized and unrealized)	0.71	10.13	16.13	4.97	2.87
Total from investment operations	1.93	11.22	17.12	5.77	3.56
Less distributions from:
Net investment income	(1.30)	(1.08)	(0.94)	(0.78)	(0.66)
Total distributions to shareholders	(1.30)	(1.08)	(0.94)	(0.78)	(0.66)
Net asset value, end of period	$78.71	$78.08	$67.94	$51.76	$46.77

Total Return[b]	2.49%	16.60%	33.36%	12.42%	8.12%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$9,799,542	$8,976,197	$5,663,772	$2,772,440	$3,063,809
Ratio to average net assets of:
Net investment income (loss)	1.53%	1.48%	1.64%	1.61%	1.45%
Total expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Portfolio turnover rate[c]	22%	18%	37%	20%	21%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 17

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Rydex ETF Trust (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type, and is authorized to issue an unlimited number of no par value shares. Each portfolio represents a separate series of beneficial interest in the Trust (each a “Fund”, and collectively, the “Funds”), each a non-diversified investment company. The Trust was organized as a Delaware statutory trust on November 22, 2002. At October 31, 2015, the Trust consisted of twenty-two funds.

The financial statements herein relate to the following Fund, whose investment objective is to replicate as closely as possible, before fees and expenses, the daily performance of an index representing publicly traded equity securities (the “Underlying Index”) as follows:

Fund	Underlying Index
Guggenheim S&P 500® Equal Weight ETF	S&P 500® Equal Weight Index

The Fund seeks to achieve its objective by investing in common stocks that comprise the Underlying Index. The Fund uses a “replication” strategy to track the Underlying Index. Replication refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index.

The Fund operates as an index fund and is not actively managed. Adverse performance of a security in the Fund's portfolio will ordinarily not result in the elimination of the security from the Fund's portfolio.

The Fund issues and redeems shares on a continuous basis, at net asset value per share (“NAV”), only in aggregation of 50,000 shares (a “Creation Unit”). Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index.

The Fund invests in various investments which are exposed to risk, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect amounts reported in the financial statements.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides administrative services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund's investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund's securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

18 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

The Fund invests in money market mutual funds, which are valued at their NAV.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

E. Under the Fund's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Capital

There is a minimum transaction fee per transaction to those persons purchasing or redeeming Creation Units. An additional charge of up to three times the standard transaction fee may be imposed for purchases and redemptions effected outside the National Securities Clearing Corporation usual clearing process or for cash. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV of the Fund on the transaction date. Transaction fees are not charged to or paid by the Fund.

GUGGENHEIM ETFs ANNUAL REPORT | 19

NOTES TO FINANCIAL STATEMENTS (continued)

The minimum transaction fees are:

Fund	Minimum Transaction Fee
Guggenheim S&P 500® Equal Weight ETF	$2,000

3. Fees and Other Transactions with Affiliates

GI determines the composition of the portfolio of securities that must be delivered in exchange for the issuance of Creation Units and periodically adjusts the composition of the portfolio of the Fund to conform to changes in the composition of the relevant index. For these services, GI receives a management fee at the annual rate shown below as a percentage of the average daily net assets of the Fund.

Fund	Advisory Fee
Guggenheim S&P 500® Equal Weight ETF	0.40%

GI pays all expenses of the Fund, including the cost of transfer agency, custody, fund administration, fund accounting, legal, audit and other services, except: interest, taxes, distribution fees or expenses and extraordinary expenses.

Under a Fund Administration Agreement with the Trust, RFS provides various administrative and financial reporting services for the Fund. GI compensates RFS directly for this service.

Under a Fund Accounting Agreement with the Trust, BNYMellon maintains the books and records of the Fund. Under a Custodian Agreement with the Trust, BNYMellon maintains cash, securities and other assets of the Fund in a separate account for the Fund, keeps all necessary accounts and records, and provides other services. BNYMellon is required, upon the order of the Trust, to deliver securities held by the custodian and to make payments for securities purchased by the Trust for the Fund. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNYMellon acts as a transfer agent for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. GI compensates BNYMellon directly for the foregoing services.

The Fund has adopted a Distribution Plan (the “Plan”) that allows the Fund to pay distribution fees to GFD and other firms that provide distribution services (“Service Providers”). If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD will, in turn, pay the Service Provider out of its fees. No such fee is currently charged to the Fund.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Portfolio Securities Loaned

During the year ended October 31, 2015, the Fund lent its securities to approved brokers to earn additional income.

20 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Security lending income shown on the Statement of Operations is net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. As of October 31, 2015, the Fund had ceased participation in securities lending.

6. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended October 31, 2015, the following capital loss carryforward amounts were expired or used:

Fund	Amount
Guggenheim S&P 500® Equal Weight ETF	$27,012,245

The tax character of distributions paid during the year ended October 31, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Guggenheim S&P 500® Equal Weight ETF	$171,350,548	$—	$171,350,548

The tax character of distributions paid during the year ended October 31, 2014 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Guggenheim S&P 500® Equal Weight ETF	$109,511,409	$—	$109,511,409

The tax character of distributable earnings/(accumulated losses) at October 31, 2015 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Net Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
Guggenheim S&P 500® Equal Weight ETF	$—	$—	$(476,954,776)	$726,572,354	$249,617,578

GUGGENHEIM ETFs ANNUAL REPORT | 21

NOTES TO FINANCIAL STATEMENTS (continued)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of October 31, 2015, capital loss carryforwards for the Fund were as follows:

					Unlimited
Fund	Expires in 2016	Expires in 2017	Expires in 2018	Expires in 2019	Short-Term	Long-Term	Remaining Capital Loss Carryforward
Guggenheim S&P 500® Equal Weight ETF	$(107,158,339)	$(313,762,207)	$(35,251,288)	$(20,782,942)	$—	$—	$(476,954,776)

In order to present paid-in-capital, distributions in excess of net investment income and accumulated net realized gain on investments on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to these accounts. These adjustments have no effect on the net assets or NAV. The most significant of these adjustments are for net capital gains (losses) resulting from in-kind redemptions and return of capital on investments. For the year ended October 31, 2015, the adjustments for the Fund were as follows:

Fund	Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
Guggenheim S&P 500® Equal Weight ETF	$781,266,195	$9,685,578	$(790,951,773)

At October 31, 2015, the identified cost of investments in securities owned by the Fund for Federal income tax purposes and the gross unrealized appreciation and depreciation were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Guggenheim S&P 500® Equal Weight ETF	$9,067,225,283	$1,506,839,724	$(780,267,370)	$726,572,354

7. Investment Transactions

For the year ended October 31, 2015, the Fund had investments transactions in-kind associated with subscriptions and redemptions as follows:

Fund	Subscriptions	Redemptions
Guggenheim S&P 500® Equal Weight ETF	$3,299,284,264	$2,467,621,971

For the year ended October 31, 2015, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Guggenheim S&P 500® Equal Weight ETF	$2,266,069,682	$2,266,535,540

22 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

8. Legal Proceedings

Tribune Company

Rydex ETF Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership of shares by certain series of the Rydex ETF Trust in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including Rydex ETF Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex ETF Trust has been named as a defendant in one of the SLCFC actions: Deutsche Bank Trust Co. Americas v. McGurn, No. 11-1510 (S.D.N.Y.). In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. The SLCFC appeals have been fully briefed, and oral argument in front of the U.S. Court of Appeals for the Second Circuit occurred on November 5, 2014. The Court has not yet issued a decision on the appeals.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

None of these lawsuits alleges any wrongdoing on the part of Rydex ETF Trust. The following series of Rydex ETF Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Guggenheim S&P 500 Equal Weight ETF (the “Fund”). The value of the proceeds received by the foregoing Fund was $4,766,035. At this stage of the proceedings, Rydex ETF Trust is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

GUGGENHEIM ETFs ANNUAL REPORT | 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rydex ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guggenheim S&P 500® Equal Weight ETF (one of the series constituting the Rydex ETF Trust) (the “Fund”) as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim S&P 500® Equal Weight ETF (one of the series constituting the Rydex ETF Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
December 23, 2015

24 | GUGGENHEIM ETFs ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

In January 2016, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2015.

Of the ordinary income distributions paid during the year, 100% qualifies for the dividends received deduction for corporations.

Additionally, of the ordinary income distributions paid during the year, 100% qualifies for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Continuation of the Investment Advisory Agreement

The Board, including the Independent Trustees, attended an in-person meeting held on May 18, 2015, called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and the Advisor applicable to each series of the Trust except for the S&P 500® Equal Weight Real Estate ETF (each, a “Fund” and, collectively, the “Funds”). The Board unanimously approved the continuation of the Investment Advisory Agreement for an additional one-year period based on the Board’s review of qualitative and quantitative information provided by the Advisor. The Board had previously considered information pertaining to the renewal of the Investment Advisory Agreement at an in-person meeting held on April 28, 2015 (together, with the May 18 meeting, the “Meetings”).

Prior to reaching the conclusion to approve the continuation of the Investment Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In addition, the Board received a memorandum from fund counsel regarding the responsibilities of the Board with respect to the approval of investment advisory agreements and participated in question and answer sessions with representatives of the Advisor. The Trustees also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the

GUGGENHEIM ETFs ANNUAL REPORT | 25

OTHER INFORMATION (Unaudited)(continued)

Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s investment management personnel; (c) the Advisor’s operations and financial condition; (d) the Advisor’s brokerage practices (including any soft dollar arrangements) and the variety and complexity of its investment strategies; (e) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the existence of economies of scale and the absence of breakpoints in these fees and the Advisor’s rationale for not providing for breakpoints at this point in time; (f) each Fund’s overall fees and operating expenses compared with those of similar funds; (g) the level of the Advisor’s profitability from its Fund-related operations; (h) the Advisor’s compliance processes and systems; (i) the Advisor’s compliance policies and procedures; (j) the Advisor’s reputation, expertise and resources in the financial markets; and (k) Fund performance compared with that of similar funds and/or appropriate benchmarks. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees are reasonable in light of the services that it provides to the Funds; and (c) agreed to approve and continue the Investment Advisory Agreement based upon the following considerations, among others:

●

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies, brokerage practices, and the adequacy of its compliance systems and processes. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the approval of the Investment Advisory Agreement would enable shareholders of the Funds to receive high quality services at a cost that was appropriate and reasonable.

●

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare reports to help the Board compare the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board also considered the Advisor’s representation that it found the peer groups compiled by FUSE to be appropriate. The statistical information related to the performance of each Fund included three month and one-, three-, and five-year performance for the Fund compared to that of its peers. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

●

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board noted that the Advisor had contractually agreed to pay all operating expenses of the Funds, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, and extraordinary

26 | GUGGENHEIM ETFs ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

expenses. The Board also analyzed the Funds’ expenses, including the investment advisory fees paid to the Advisor, and reviewed the FUSE reports. The Board also reviewed information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board considered information regarding the Advisor’s profit margin as reflected in the Advisor’s profitability analysis, as well as information provided by the Advisor concerning the methodology used to allocate various expenses among the individual Funds in determining the Advisor’s profitability. Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

●

Economies of Scale. The Board considered the absence of breakpoints in the Advisor’s fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds’ asset levels. The Board noted that the Investment Advisory Agreement did not provide for breakpoints in each Fund’s advisory fee rates as assets of a Fund increase. However, the Board further noted the Advisor’s assertion that future economies of scale had been taken into consideration by fixing relatively low advisory fees for the Funds, effectively sharing the benefits of lower fees with the Funds from inception. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

●

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be received by the Advisor and its affiliates as a result of their relationship with the Fund, including any soft dollar usage by the Advisor and any intangible benefits. In particular, the Board considered the nature, extent, quality, and cost of certain distribution services performed by the Advisor’s affiliate under the distribution agreement and the Distribution Plan pursuant to Rule 12b-1 of the 1940 Act. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliates’ commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement were reasonable, and that approval of the continuation of the Investment Advisory Agreement was in the best interests of the Funds and their shareholders.

GUGGENHEIM ETFs ANNUAL REPORT | 27

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	224

Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee and Member of the Audit Committee from 2003 to present; Member of the Governance and Nominating Committees from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee from 2003 to present; Chairman and Member of the Audit Committee from 2003 to present; Member of the Governance and Nominating Committees from 2005 to present; and Member of the Complinace and Risk Oversight Committee from 2010 to present.	Retired.	133	Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Vice Chairman of the Board of Trustees from 2014 to present; Trustee and Member of the Audit Committee from 2003 to present; Chairman of the Board from 2006 to 2014; Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	133	None.

28 | GUGGENHEIM ETFs ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Trustee and Member of the Audit, Governance and Nominating Committees from 2005 to present; Chairman and Member of the Compliance and Risk Oversight Committee from 2010 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit, Governance and Nominating Committees from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee and Member of the Audit Committee from 2003 to present; Chairman and Member of the Governance and Nominating Committees from 2005 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).

Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and CEO, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

GUGGENHEIM ETFs ANNUAL REPORT | 29

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); Chief Executive Officer & President, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2006-2011).

Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

30 | GUGGENHEIM ETFs ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

GUGGENHEIM ETFs ANNUAL REPORT | 31

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

32 | GUGGENHEIM ETFs ANNUAL REPORT

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Werner Keller, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees billed by the Trust’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended October 31, 2015 and October 31, 2014 were $238,194 and $215,828, respectively.

(b) Audit-Related Fees. The aggregate Audit Related Fees billed by the Trust’s principal account for the fiscal years ended October 31, 2015 and October 31, 2014 were $0 and $0, respectively.

(c) Tax Fees. The aggregate Tax Fees billed by the Trust’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended October 31, 2015 and October 31, 2014, were $130,588 and $120,047, respectively.

(d) All Other Fees. The aggregate All Other Fees billed by the Trust’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended October 31, 2014 and October 31, 2013 were $0 and $0, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures. The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $169,173 and $156,797, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non‑audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre‑approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately standing Audit Committee, which includes the following independent members: John O. Demaret, Corey A. Colehour, J. Kenneth Dalton, Patrick T. McCarville, Thomas F. Lydon, and Werner E. Keller.

(b) Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Rydex ETF Trust

By (Signature and Title)*		/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President and Chief Executive Officer

Date	January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President and Chief Executive Officer

Date	January 8, 2016

By (Signature and Title)*		/s/ Nikolaos Bonos
Nikolaos Bonos, Vice President and Treasurer

Date	January 8, 2016

*	Print the name and title of each signing officer under his or her signature.